             As filed with the Securities and Exchange Commission on
                                 June 10, 2005

                                Registration No.

                (Investment Company Act Registration No 811-2214)

                                   ----------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-14


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]

                        Post-Effective Amendment No. [ ]


                        (Check appropriate box or boxes)

                                   ----------

                             Columbia Funds Trust I

                One Financial Center, Boston, Massachusetts 02111

                                 1-800-426-3750

                                   ----------
                           R. Scott Henderson, Esquire

                         Columbia Management Group, Inc.
                              One Financial Center

                           Boston, Massachusetts 02111
                     (Name and address of Agent for Service)
                                   ----------

                                   Copies to:
                            Brian D. McCabe, Esquire

                                ROPES & GRAY LLP

                             One International Place
                           Boston, Massachusetts 02110

                            Cameron S. Avery, Esquire
                             Bell, Boyd & Lloyd LLC
                       70 West Madison Street, Suite 3300
                             Chicago, IL 60602-4207
                                   ----------

Title of Securities Being Registered:

Class A
Class B
Class C
Class Z

Approximate Date of Proposed Offering: as soon as practicable after the Registration Statement becomes or is declared effective.

It is proposed that this filing will become effective on July 11, 2005 pursuant to Rule 488.

An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

This Registration Statement relates solely to the Registrant's Columbia Strategic Income Fund series.

                         NATIONS STRATEGIC INCOME FUND
                          c/o BACAP Distributors LLC,
         One Bank of America Plaza, 33/rd/ Floor, Charlotte, NC 28255

Dear Shareholder:

   I am writing to ask for your vote on the proposed merger between Nations Strategic Income Fund, a series of Nations Funds Trust (the "Acquired Fund"), and Columbia Strategic Income Fund, a series of Columbia Funds Trust I (the "Acquiring Fund"). This matter will be considered at a special meeting of shareholders of the Acquired Fund to be held on September 9, 2005.

   The proposed merger is one of several mergers recommended by Columbia Management Group, Inc. ("Columbia"), the parent company of the investment adviser to the Columbia funds, including the Acquiring Fund, and Banc of America Capital Management, LLC ("BACAP"), the investment adviser to the Nations funds, including the Acquired Fund. Columbia and BACAP's overall goal in proposing these fund mergers is two-fold. First, by merging funds with similar investment strategies, Columbia and BACAP can create larger, more efficient investment portfolios. Second, by streamlining their product offerings, Columbia and BACAP can more effectively concentrate their investment management and distribution resources on a more focused group of portfolios. Columbia and BACAP recommended the merger of the Acquired Fund to enable shareholders to invest in a larger, more efficient investment portfolio while continuing to access a similar investment strategy.

   Should the Acquired Fund's merger be approved and other conditions to the merger satisfied, your current fund investment will be exchanged, without immediate tax consequences, for an equal investment (that is, dollar value) in the Acquiring Fund. Shareholders of the Acquired Fund will receive shares of the Acquiring Fund of the same class as the shares they currently own (except that Primary A shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund). It is also expected that, if shareholders of the Acquiring Fund approve the election of all nominees for Trustee of the Acquiring Fund (pursuant to a separate proxy statement), the Acquiring Fund will be reorganized as a series of Columbia Funds Trust IX, a Massachusetts business trust into which the legal entities of all of the Columbia funds are expected to be consolidated. We believe this consolidation will enhance the efficiency of administration and compliance monitoring for the Columbia funds. More information on the specific details and reasons for the Acquired

Fund's merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

   THE TRUSTEES OF NATIONS FUNDS TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

   YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

   We appreciate your participation and prompt response in these matters and thank you for your continued support.

                         Sincerely,

                         Christopher L. Wilson
                         President and Chief Executive Officer

[          ], 2005

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 9, 2005

                         NATIONS STRATEGIC INCOME FUND
                        A Series of Nations Funds Trust

                          c/o BACAP Distributors LLC
                    One Bank of America Plaza 33/rd/ Floor
                              Charlotte, NC 28255
                                1-800-321-7854

To the shareholders of Nations Strategic Income Fund:

   NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of Nations Strategic Income Fund (the "Acquired Fund") will be held at 2:00 p.m. Eastern time on September 9, 2005, at the offices of Columbia Management Group, Inc., One Financial Center, Boston, Massachusetts 02111, for the following purpose:

      1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of Nations Strategic Income Fund, a series of Nations Funds Trust, to, and the assumption of all of the liabilities of Nations Strategic Income Fund by, Columbia Strategic Income Fund, a series of Columbia Funds Trust I (the "Acquiring Fund"), in exchange for shares of the Acquiring Fund and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

      2. To consider and act upon such other matters that properly come before the meeting or any adjourned session of the meeting.

   Shareholders of record of the Acquired Fund at the close of business on July 7, 2005, are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

                         By Order of the Board of Trustees,

                         R. Scott Henderson, Secretary

[      ] , 2005

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
        PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                          PROSPECTUS/PROXY STATEMENT
                                           , 2005

                 Acquisition of the Assets and Liabilities of

                         NATIONS STRATEGIC INCOME FUND

                          c/o BACAP Distributors LLC
                           One Bank of America Plaza
                                 33/rd/ Floor
                              Charlotte, NC 28255
                                1-800-321-7854

                       by and in Exchange for Shares of

                        COLUMBIA STRATEGIC INCOME FUND

                          c/o Columbia Funds Trust I
                             One Financial Center
                          Boston, Massachusetts 02111
                                1-800-426-3750

TABLE OF CONTENTS

       I.   Questions and Answers Regarding Approval of the Merger...   5
       II.  Proposal -- Merger of the Acquired Fund and the Acquiring
              Fund...................................................  20
            The Proposal.............................................  20
            Principal Investment Risks...............................  20
            Information about the Merger.............................  23
       III. General..................................................  34
            Voting Information.......................................  34
            Information about Proxies and the Conduct of the Meeting.  35
       Appendix A -- Agreement and Plan of Reorganization............ A-1
       Appendix B -- Acquired Fund Information....................... B-1
       Appendix C -- Capitalization.................................. C-1
       Appendix D -- Information Applicable to the Acquiring Fund.... D-1
       Appendix E -- Financial Highlights for the Acquiring Fund..... E-1
       Appendix F -- Comparison of Organizational Documents.......... F-1

   This Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") contains information that a shareholder should know before voting on the following proposal:

                                                             To be voted on by
                          Proposal:                          shareholders of:
                          ---------                          -----------------
  Approval of the Agreement and Plan of Reorganization,           Nations
  dated June 1, 2005, between Columbia Funds Trust I             Strategic
  ("Trust I"), on behalf of Columbia Strategic Income Fund        Income
  (the "Acquiring Fund"), and Nations Funds Trust, on behalf       Fund
  of Nations Strategic Income Fund (the "Acquired Fund"),
  and Columbia Management Advisors, Inc. ("Columbia
  Management) (the "Agreement and Plan of
  Reorganization") relating to the proposed merger between
  the Acquired Fund and the Acquiring Fund.

   This proposal (the "Proposal") will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the "Meeting") that will be held at the offices of Columbia Management, One Financial Center, Boston, Massachusetts 02111. The transaction contemplated by Agreement and Plan of Reorganization is referred to as the "Merger." Each of the Funds is a registered open-end management investment company or a portfolio series thereof. Please read this Prospectus/Proxy Statement and keep it for future reference.

   The Acquiring Fund seeks current income consistent with prudent risk and maximum total return by investing, under normal market conditions, primarily in debt securities. If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger occurs, the Acquired Fund will transfer all of the assets attributable to its Investor A, Investor B, Investor C and Primary A shares to the Acquiring Fund and the Acquiring Fund will assume all of the liabilities in exchange for Class A, Class B, Class C and Class Z shares, respectively, of the Acquiring Fund with the same aggregate net asset value as the net value of the assets transferred and liabilities assumed. After that exchange, shares of each class received by the Acquired Fund will be distributed pro rata to its shareholders of the corresponding class and they will become shareholders of the Acquiring Fund.

   The following document has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus/Proxy Statement by reference:

  .   The Statement of Additional Information of the Acquiring Fund dated
      [          ], 2005, relating to this Prospectus/Proxy Statement.

   The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

  . The Prospectuses of the Acquired Fund dated August 1, 2004, as supplemented.

  . The Statement of Additional Information of the Acquired Fund dated August 1, 2004, as supplemented.

  . The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated March 31, 2005.

   The Acquired Fund has previously sent its Annual Report to its shareholders. For a free copy of this report or any of the documents listed above, call 1-800-426-3750, or may write to the Acquired Fund at the address listed on the cover of this Prospectus/Proxy Statement or call 1-800-321-7854. Shareholders may also obtain many of these documents by accessing the Internet site for the Acquired Fund at www.nationsfunds.com. Text-only versions of all Acquired Fund and Acquiring Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

   The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

   An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          I.  QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

   The following questions and answers provide an overview of key features of the Merger and of the information contained in this Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. Please call 1-866-270-3134 with any questions about the Merger or this Prospectus/Proxy Statement generally.

1. What Merger is being proposed?

   The Board of Trustees of Nations Funds Trust is recommending that the Acquiring Fund acquire the Acquired Fund This means that the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, shareholders of the Acquired Fund will receive shares of the Acquiring Fund of a class corresponding to the class of their Acquired Fund shares and with a dollar value equal to the value of their Acquired Fund shares on the business day prior to the closing of the merger. The Merger is currently scheduled to take place on or around [ ] or such other date as the parties may agree.

2. Why is the Merger being proposed?

   The Trustees recommend approval of the Merger because the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that has similar investment goals and principal investment strategies. Spreading fixed costs over a broader asset base allows the potential for more efficient operation, and lower overall expenses. In reviewing the Merger, the Trustees also considered that, based on estimated expense ratios as of November 30, 2004, shareholders of the Acquired Fund are expected to experience lower expenses as a result of the Merger.

   Please review "Reasons for the Merger and Trustees' Considerations" in
Section II of this Prospectus/Proxy Statement for more information regarding the factors considered by the Acquired Fund's Board.

3. How do the management fees and expenses of the Funds compare and what are they estimated to be following the Merger?

   The tables below allow shareholders to compare the sales charges and management fees and expenses of each Fund and to analyze the estimated expenses that Columbia Management expects the combined Fund to bear in the first year following the Merger. The shareholder fees presented below for the Acquiring Fund apply both before and after giving effect to the Merger. Sales charges, if applicable, are paid directly by shareholders of the Acquired Fund to BACAP Distributors, LLC, the Acquired Fund's distributor, and by shareholders of the Acquiring fund to Columbia Funds Distributor, Inc., the Acquiring Fund's distributor. Annual Fund Operating Expenses are paid by each Fund. They include management fees, distribution and service (12b-1) fees (if applicable) and administrative costs, including pricing and custody services.

   In addition, following the presentation of that information, Annual Fund Operating Expenses and Example Expenses are presented on a pro forma combined basis. The Annual Fund Operating Expenses shown in the table below represent expenses as of each Fund's most recent fiscal year (year ended March 31, 2005 for the Acquired Fund and May 31, 2004 for the Acquiring Fund) and those projected for the combined Fund on a pro forma basis after giving effect to the proposed Merger and based on pro forma combined net assets as of November 30, 2004.

   Shareholders of the Acquired Fund and the Acquiring Fund will not pay additional sales charges as a result of the Merger, although contingent deferred sales charges ("CDSCs") applicable to share purchases made prior to the Merger will continue to apply.

   Based on the expense ratios shown below, net expenses of each class of shares of the Acquiring Fund are expected to be lower than the net expenses of each corresponding class of shares of the Acquired Fund.

Shareholder Fees
(paid directly from an investment)

                                 Acquired Fund

                               Investor A      Investor B      Investor C     Primary A/(1)/
                              ----------      ----------      ----------      -------------
Maximum sales charge (load)
  imposed on purchases (%)
  (as a percentage of the
  offering price)............    4.75            0.00            0.00             0.00
Maximum deferred sales
  charge (load) on
  redemptions (%) (as a
  percentage of the lesser of
  original purchase price or
  net asset value)...........    0.00/(2)(8)/    5.00/(3)(8)/    1.00/(4)(8)/     0.00

                              Acquiring Fund/(5)/

                                         Class A    Class B    Class C    Class Z
                                        -------    -------    -------    -------
Maximum sales charge (load) on
  purchases (%) (as a percentage of the
  offering price)......................  4.75       0.00       0.00       0.00
Maximum deferred sales charge (load) on
  redemptions (%) (as a percentage of
  the lesser of purchase price or
  redemption price)....................  1.00/(6)/  5.00/(3)/  1.00/(4)/  0.00
Redemption fee (%) (as a percentage of
  amount redeemed, if applicable)......   -- /(7)/   -- /(7)/   -- /(7)/   -- /(7)/

                              Acquiring Fund/(5)/
                             (pro forma combined)

                                         Class A    Class B    Class C    Class Z
                                        -------    -------    -------    -------
Maximum sales charge (load) on
  purchases (%) (as a percentage of the
  offering price)......................  4.75       0.00       0.00       0.00
Maximum deferred sales charge (load) on
  redemptions (%) (as a percentage of
  the lesser of purchase price or
  redemption price)....................  1.00/(6)/  5.00/(3)/  1.00/(4)/  0.00
Redemption fee (%) (as a percentage of
  amount redeemed, if applicable)......   -- /(7)/   -- /(7)/   -- /(7)/   -- /(7)/

--------
(1)Shareholders of Primary A shares of the Acquired Fund will receive Class Z shares of the Acquiring Fund.
(2)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within 18 months of buying them.
(3)This charge decreases over time.
(4)This charge applies to investors who buy shares and sell them within one year of buying them.
(5)A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(6)This charge applies only to Class A shares bought without an initial sales charge that are sold within 18 months of purchase.
(7)There is a $7.50 charge for wiring sale proceeds to a bank.
(8)As of April 11, 2005, any otherwise applicable contingent deferred sales charge described in footnotes (2)-(4) above will be waived for redemptions of Investor A, Investor B or Investor C shares prior to the Merger. Following the Merger, if approved, redemptions of such shares will be subject to any applicable contingent deferred sales charge of the Acquiring Fund. Any such contingent deferred sales charge will be calculated based on such shareholder's original Investor A, Investor B or Investor C shares purchase date, as applicable.

Annual Fund Operating Expenses
(deducted directly from fund assets)

                                 Acquired Fund

                                   Investor A Investor B Investor C Primary A
                                   ---------- ---------- ---------- ---------
  Management fee (%)/(1)/.........    0.60       0.60       0.60      0.60
  Distribution (12b-1) and
    shareholder servicing fees (%)    0.25       1.00       1.00      0.00
  Other expenses (%)..............    0.16       0.16       0.16      0.16
  Total annual fund operating
    expenses (%)..................    1.01       1.76       1.76      0.76

                                Acquiring Fund

                                     Class A Class B  Class C   Class Z
                                     ------- ------- -------    -------
         Management fees (%)/(2)/...  0.56    0.56    0.56       0.56
         Distribution and service
           (12b-1) fees (%)/(3)/....  0.24    0.99    0.99/(4)/  0.00
         Other expenses (%).........  0.28    0.28    0.28       0.28
         Total annual fund operating
           expenses (%).............  1.08    1.83    1.83       0.84

                                Acquiring Fund
                             (pro forma combined)

                                     Class A Class B  Class C   Class Z
                                     ------- ------- -------    -------
         Management fees (%)/(2)/...  0.56    0.56    0.56       0.56
         Distribution and service
           (12b-1) fees (%)/(3)/....  0.24    0.99    0.99/(5)/  0.00
         Other expenses (%).........  0.14    0.14    0.14       0.14
         Total annual fund operating
           expenses (%).............  0.94    1.69    1.69       0.70

--------
(1)The Acquired Fund pays a management fee of 0.46% and an administration fee of 0.14%. Management fees have been restated to reflect contractual changes to the management fee for the Acquired Fund effective December 1, 2004. In order to facilitate comparison of the fees in this table, the management fee has been restated to show the combination of management fees (i.e. advisory fees) and administration fees. The effective management fee (excluding administration fees) paid by the Acquired Fund for the year was 0.49%.

(2)The Acquiring Fund pays a management fee of 0.50% and an administration fee of 0.00%. Management fees have been restated to reflect contractual changes effective November 1, 2004.
(3)The annual service fee portion of the 12b-1 fee may equal up to 0.15% on net assets attributable to shares issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates.
(4)The Acquiring Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. If this waiver were reflected in the table, the 12b-1 fee for Class C shares would be 0.84% and total annual fund operating expenses for Class C shares would be 1.68%. This arrangement may be modified or terminated by the distributor at any time.
(5)The Acquiring Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. If this waiver were reflected in the table, the 12b-1 fee for Class C shares would be 0.84% and total annual fund operating expenses for Class C shares would be 1.54%. This arrangement may be modified or terminated by the distributor at any time.

Example Expenses

   Example Expenses help shareholders compare the cost of investing in each Fund currently with the cost of investing in the combined Fund on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. It uses the following hypothetical conditions.

  .   $10,000 initial investment

  .   5% total return for each year

  .   Each Fund's operating expenses remain the same

  .   Reinvestment of all dividends and distributions

  . Class B shares of the Acquiring Fund convert to Class A shares of the Acquiring Fund after eight years

  . Investor B shares of the Acquired Fund convert to Investor A shares of the Acquired Fund after eight years (note that the actual conversion schedule for Investor B shares of the Acquired Fund may vary depending on when the shares were purchased and the number of shares purchased).

Example Expenses
(actual costs may be higher or lower)

                                           1 Year 3 Years 5 Years 10 Years
                                           ------ ------- ------- --------
     Acquired Fund
     -------------
     Investor A                             $573   $781   $1,006   $1,653
     Investor B: did not sell shares        $179   $554   $  954   $1,875
                 sold all shares at end of
                 period                     $679   $854   $1,154   $1,875
     Investor C: did not sell shares        $179   $554   $  954   $2,073
                 sold all shares at end of
                 period                     $279   $554   $  954   $2,073
     Primary A                              $ 78   $243   $  422   $  942

     Acquiring Fund
     --------------
     Class A                                $580   $802   $1,042   $1,730
     Class B:    did not sell shares        $186   $576   $  990   $1,951
                 sold all shares at end of
                 period                     $686   $876   $1,190   $1,951
     Class C:    did not sell shares        $186   $576   $  990   $2,148
                 sold all shares at end of
                 period                     $286   $576   $  990   $2,148
     Class Z                                $ 86   $268   $  466   $1,037

     Acquiring Fund
     --------------
     (pro forma combined)
     Class A                                $566   $760   $  970   $1,575
     Class B:    did not sell shares        $172   $533   $  918   $1,799
                 sold all shares at end of
                 period                     $672   $833   $1,118   $1,799
     Class C:    did not sell shares        $172   $533   $  918   $1,998
                 sold all shares at end of
                 period                     $272   $533   $  918   $1,998
     Class Z                                $ 72   $224   $  390   $  871

   The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place; and (2) certain fixed costs involved in operating the Acquired Fund and the Acquiring Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

   Please see Appendix D for information relating to supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund's returns over a 10-year period.

4. How do the investment goals/objectives, principal investment strategies and policies of the Funds compare?

   This table shows the investment goal/objective and principal investment strategies of each Fund:

   Acquired Fund                           Acquiring Fund
   -------------                           --------------
   Investment Goal/Objective: The          Investment Goal: The Acquiring
   Acquired Fund seeks total return with   Fund seeks current income
   an emphasis on current income by        consistent with prudent risk. The
   investing in a diversified portfolio of Acquiring Fund also seeks
   fixed income securities.                maximum total return.


 Acquired Fund                           Acquiring Fund
 -------------                           --------------
 Principal Investment Strategies:        Principal Investment Strategies:
 The Acquired Fund seeks to achieve      The Acquiring Fund seeks to
 its goal as follows:                    achieve its goal as follows:

 .Under normal circumstances, the        .debt securities issued by the U.S.
  Acquired Fund will invest at least      government, including mortgage-
  80% of its assets in income-            backed securities issued by U.S.
  producing securities.                   government agencies; debt
                                          securities issued by foreign
 .The Acquired Fund normally              governments and foreign
  invests at least 65% of its assets in   companies, including securities
  investment grade debt securities.       issued in emerging market
                                          countries; and lower-rated
 .The Acquired Fund may invest up         corporate debt securities.
  to 35% of its assets in lower-quality
  fixed income securities ("junk         .Columbia Management allocates
  bonds" or "high yield bonds") rated     the Acquiring Fund's
  "Ba" or "B" by Moody's Investors        investments based on its estimate
  Service, Inc. or "BB" or "B" by         of the expected performance and
  Standard & Poor's Corporation.          risk of each type of investment.
 .The Acquired Fund may invest in        .The Acquiring Fund may
  corporate debt securities, U.S.         purchase derivative instruments,
  Government obligations, foreign         such as futures, options, swap
  debt securities denominated in U.S.     such as futures, options, swap
  dollars or foreign currencies,          contracts, and inverse floaters, to
  mortgage-related securities issued      gain or reduce exposure to
  by governments and non-                 particular securities or segments
  government issuers and asset-           of the bond markets. Derivatives
  backed securities.                      are financial instruments whose
                                          values depend on, or are derived
 .The Acquired Fund will limit its        from, the value of an underlying
  investments in foreign securities to    security, index or currency. The
  one-third of its total assets.          Acquiring Fund may use
                                          derivatives for both hedging and
 .The Acquired Fund may engage in         non-hedging purposes, such as to
  forward foreign currency contracts,     adjust the Acquiring Fund's
  reverse repurchase agreements and       sensitivity to changes in interest
  forward purchase agreements to          rates, or to offset a potential loss
  seek to protect against movements       in one position by establishing an
  in the value of foreign currencies in   opposite position.
  which its foreign securities may be
  denominated.

            Acquired Fund                            Acquiring Fund
            -------------                            --------------
            .The Acquired Fund may also
             engage in repurchase, reverse
             repurchase and forward purchase
             agreement to seek to enhance
             returns and manage liquidity.

            .The Acquired Fund may use
             futures, interest rate swaps, total
             returns wasp, options and other
             derivative instruments to seek to
             enhance return, to hedge some of
             the risks of its fixed income
             securities investments or as a
             substitute for a position in the
             underlying asset.

            .The Acquired Fund may also invest
             in private placements to seek to
             enhance its yield.

            .The Acquired Fund may also invest
             in securities that are not part of its
             principal investment strategies, but
             will not hold more than 10% of its
             assets in any one type of these
             securities, which are described in
             the Acquired Fund's Statement of
             Additional Information.

   The shareholders of the Acquiring Fund are currently scheduled to vote on changes to the fundamental investment restrictions for the Acquiring Fund. Shareholders of record of the Acquiring Fund, on July 7, 2005, will vote separately on each proposed change to the fundamental investment restrictions for the Acquiring Fund. The following highlights the current differences in investment restrictions and certain investment strategies that the Funds use to achieve their investment goals, as well as the differences in the investment restrictions and certain investment strategies if the changes to the Acquiring Fund's fundamental investment restrictions were approved. For purposes of this discussion, a "fundamental investment restriction" is one that may not be changed without shareholder approval:

  . The Acquiring Fund currently has a fundamental investment restriction under which it may purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets. The Acquired Fund has a fundamental investment restriction under which it may not buy or sell commodities. However, the Acquired Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This policy does not apply to foreign currency transactions, including, without limitation, forward currency contracts. If the proposed changes to the Acquiring Fund's fundamental investment restrictions are approved, the Acquiring Fund's fundamental investment restriction will be identical to the Acquired Fund's fundamental investment restriction.

  . The Acquiring Fund has a fundamental investment restriction under which it may only own real estate acquired as the result of owning securities but not exceeding 5% of its total assets. The Acquired Fund has a fundamental investment restriction under which it may not purchase or sell real estate, except that it may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate. If the proposed changes to the Acquiring Fund's fundamental investment restrictions are approved, the Acquiring Fund's fundamental investment restriction will be identical to the Acquired Fund's fundamental investment restriction.

  . The Acquiring Fund has a fundamental investment restriction under which it may make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements. The Acquired Fund has a fundamental investment restriction under which it may not make loans, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations thereunder and any exemptive relief obtained by the Acquired Fund. Generally, the 1940 Act permits an investment company to borrow up to 33 1/3% of its total assets, including the amount borrowed. If the proposed changes to the Acquiring Fund's fundamental investment restrictions are approved, the Acquiring Fund's fundamental investment restriction will be identical to the Acquired Fund's fundamental investment restriction.

  . Each of the Acquiring Fund and the Acquired Fund has a fundamental investment restriction under which it may not concentrate more than 25% of its total assets in any industry. While the Acquiring Fund may invest more than 25% of its assets in obligations of the U.S. government and cash items, including receivables, the Acquired Fund has a fundamental investment restriction under which it may invest more than 25% of its total assets in (i) obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and
      (ii) securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any exemptive relief obtained by the Acquired Fund. If the proposed changes to the Acquiring Fund's fundamental investment restrictions are approved, the Acquiring Fund's fundamental investment restriction will be identical to the Acquired Fund's fundamental investment restriction.

  . The Acquiring Fund has a fundamental investment restriction under which, with respect to 75% of its assets, it may not purchase the securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer or if it would own more than 10% of the voting securities of such issuer. The Acquired Fund has a similar fundamental investment restriction, except that (a) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are excluded for purposes of this restriction and (b) the Acquired Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any exemptive relief obtained by the Acquired Fund. This restriction does not limit the Acquired Fund's ability to invest in securities issued by other registered investment companies. If the proposed changes to the Acquiring Fund's fundamental investment restrictions are approved, the Acquiring Fund's fundamental investment restriction will be identical to the Acquired Fund's fundamental investment restriction.

  . The Acquiring Fund has a fundamental investment restriction under which it may underwrite securities issued by others only when disposing of portfolio securities. This restriction does not limit the Acquiring Fund's ability to invest in securities issued by other registered investment companies. The Acquired Fund may not underwrite any issue of securities within the meaning of the Securities Act of 1933, as amended, except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. If the proposed changes to the Acquiring Fund's fundamental investment restrictions are approved, the Acquiring Fund's fundamental investment restriction will be identical to the Acquired Fund's fundamental investment restriction.

  . The Acquiring Fund has a non-fundamental policy under which it may not purchase securities on margin but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions. The Acquiring Fund also may not have short positions, unless it owns the rights to acquire an equal amount of such securities. The Acquired Fund has a non-fundamental policy under which it may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box") or it segregates assets in the amount at least equal to the underlying security or asset.

   For more information regarding the Funds' investment policies and restrictions, see each Fund's Statement of Additional Information.

5. What class of the Acquiring Fund shares will shareholders receive if the Merger occurs?

   If a shareholder own Investor A, Investor B, Investor C or Primary A shares of the Acquired Fund, the shareholder will receive Class A, Class B, Class C or Class Z shares, respectively, of the Acquiring Fund. The Acquiring Fund shares will be subject to the same CDSCs upon redemption as the Acquired Fund shares. It is expected that, in connection with the consolidation of certain service providers to the Columbia Funds and the Nations Funds prior to the Merger, the procedures for purchasing, redeeming and exchanging shares of the Columbia Funds and the Nations Funds will be aligned by modifying the current procedures of both complexes. Accordingly, although changes to such procedures are anticipated, the Merger will not itself result in any changes to such procedures.

6. What are the federal income tax consequences of the Merger?

   The Merger is expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Acquired Fund are expected to recognize a gain or loss directly as a result of the Merger. However, since the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards) or losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and such gains to its shareholders on or before that date.

   A substantial portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund's basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund's shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

   The cost basis and holding period of the Acquired Fund shares are expected to carry over to the new shares in the Acquiring Fund.

   Certain other tax consequences are discussed below under "Federal Income Tax Consequences."

7. Who bears the expenses associated with the Merger?

   Columbia Management and the Acquired Fund will each bear a portion of the out-of-pocket expenses associated with the Merger, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Prospectus/Proxy Statement, and any filings with the SEC and other governmental authorities in connection with the Merger; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; (3) the legal fees and expenses incurred by the Funds in connection with the Merger; and (4) the Trustees' fees and out-of-pocket expenses incurred as a result of the Merger. The estimated expenses of the Merger to be borne by the Acquired Fund and the Acquiring Fund are approximately $57,959 and $31,182, respectively. Should the Merger fail to occur, Columbia Management will bear all costs associated with the Merger.

8. Who is eligible to vote?

   Shareholders of record on July 7, 2005 are entitled to attend and vote at the Meeting or any adjournment of the Meeting. All shareholders of the Acquired Fund, regardless of the class of shares held, will vote together as a single class on the Proposal. Each share is entitled to one vote and fractional shares are entitled to a corresponding fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If a shareholder signs a proxy but does not fill in a vote, the shares will be voted to approve the Merger. If any other business comes before the Meeting, the shares will be voted at the discretion of the persons named as proxies.

9. Why is the Acquiring Fund expected to be reorganized following the Merger?

   At a meeting held on May 11, 2005, the Board, including all Trustees who are not "interested persons" of the Acquiring Fund (as defined in section 2(a)(19) of the 1940 Act) (each, an "independent Trustee"), unanimously approved the reorganization of the open-end retail Columbia funds, including the Acquiring Fund (provided that shareholders of the Acquiring Fund as of July 7, 2005 approve the election of all nominees for Trustee), as series of an existing Massachusetts business trust, Columbia Funds Trust IX (the "Trust Reorganization"). In the Trust Reorganization, the Acquiring Fund will be reorganized into a newly created series of Columbia Funds Trust IX. The primary purpose of the Trust Reorganization is to facilitate compliance monitoring and administration for the Columbia funds.

   Consummation of the Trust Reorganization is expected to occur immediately following completion of the Merger. The Merger is not conditioned on the completion of the Trust Reorganization. Shareholders of the Acquired Fund re not being asked to approve the Trust Reorganization.

   For a summary of significant differences between the organizational documents of the Acquired Fund, Trust I and Columbia Funds Trust IX, the trust into which the Acquiring Fund would be reorganized, please see Appendix F.

       II.  PROPOSAL: MERGER OF THE ACQUIRED FUND AND THE ACQUIRING FUND

The Proposal

   Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, a copy of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Acquired Fund and the Acquiring Fund (the Merger).

Principal Investment Risks

  What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

   The principal risks associated with the Acquired Fund and the Acquiring Fund are generally similar because they have generally similar investment goals and principal investment strategies. The actual risks of investing in the Acquired Fund and the Acquiring Fund depend on the securities held in their portfolios and on market conditions, both of which change over time. Both the Acquired Fund and the Acquiring Fund are subject to the following risks:

   The Acquiring Fund is subject to both management risk and market risk. Management risk means that Columbia Management's investment decisions might produce losses or cause the Acquiring Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of one's investment. Because of management and market risk, there is no guarantee that the Acquiring Fund will achieve its investment goal or perform favorably among comparable funds.

   The Acquiring Fund may also be subject to interest rate risk, which is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Acquiring Fund receives from them but will affect the value of the Acquiring Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

   Because the Acquiring Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage- backed and asset-backed securities, the Acquiring Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Acquiring Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

   The Acquiring Fund may also be subject to structure risk and prepayment risk. Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

   The Acquiring Fund is also subject to reinvestment risk, which is the risk that income from the Acquiring Fund's debt securities will decline if and when the Acquiring Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Acquiring Fund's portfolio.

   The Acquiring Fund is subject to the risks associated with investing in lower-rated debt securities. Commonly referred to as "junk bonds," lower-rated debt securities involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

   The Acquiring Fund may also be subject to the risks associated with investing in foreign securities. Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Acquiring Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Acquiring Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

   In addition, the Acquiring Fund may invest in emerging markets, which are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

   Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Acquiring Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Acquiring Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Acquiring Fund's derivative positions at times when the Acquiring Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Acquiring Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Statement of Additional Information. There are many circumstances (including additional risks that are not described here) which could prevent the Funds from achieving their investment goals. Shareholders may lose money by investing in the Acquiring Fund.

   Please see the answer to question 4 above under "Questions and Answers" for more information comparing the investment goals, principal investment strategies and investment restrictions of the Funds.

Information about the Merger

  Terms of the Agreement and Plan of Reorganization

   If approved by the shareholders of the Acquired Fund, the Merger is expected
to occur on or around [      ], 2005, or such other date as the parties may
agree, under the Agreement and Plan of Reorganization. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

  . The Acquired Fund will transfer all of the assets and liabilities to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

  .   The Merger will occur on the next business day after the time (currently
      scheduled to be 4:00 p.m. Eastern Time on [      ], 2005, or such other
      date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Merger.

  . The shares of each class of the Acquiring Fund received by the Acquired Fund will be distributed to the shareholders of the corresponding class of the Acquired Fund pro rata in accordance with their percentage ownership of such class of the shares of the Acquired Fund in full liquidation of the Acquired Fund.

  . After the Merger, the Acquired Fund's affairs will be wound up in an orderly fashion and it will be terminated under state law.

  . The Merger requires approval by the Acquired Fund's shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Trustees of each of Nations Funds Trust and Trust I.

   Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes.

  Shares Shareholders Will Receive

   If the Merger occurs, shareholders of Investor A, Investor B, Investor C and Primary A shares of the Acquired Fund will receive shares of Class A, Class B, Class C and Class Z shares, respectively, in the Acquiring Fund. In comparison to the shares that shareholders currently own, the shares shareholders receive will have the following characteristics:

  . They will have an aggregate net asset value equal to the aggregate net asset value of the current shares as of the business day before the closing of the Merger.

  . They will bear the same sales charges (including CDSCs, if any) as the current shares to the extent such charges and fees apply. For purposes of determining the CDSC applicable to any redemption and/or conversion of Class B shares to Class A shares, the Acquiring Fund shares will continue to age from the date a shareholder purchased Acquired Fund shares.

  . The Acquiring Fund shares will be subject to the same CDSCs upon redemption as the Acquired Fund shares. It is expected that, in connection with the consolidation of certain service providers to the Columbia Funds and the Nations Funds prior to the Merger, the procedures for purchasing, redeeming and exchanging shares of the Columbia Funds and the Nations Funds will be aligned by modifying the current procedures of both complexes. Accordingly, although changes to such procedures are anticipated, the Merger will not itself result in any changes to such procedures. Please see Appendix D to this Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

  . Shareholders will have voting and other rights generally similar to those they currently have, but as a shareholder of the Acquiring Fund. Please see Appendix F to this Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquiring Fund and those of the Acquired Fund. Appendix F identifies certain differences in voting rights that will result from the Trust Reorganization, including a change from voting rights based on one vote per share to the use of dollar-based voting.

  . The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

   Information concerning the capitalization of each of the Funds is contained in Appendix C to this Prospectus/Proxy Statement.

  Reasons for the Merger and Trustees' Considerations

   The Trustees of Nations Funds Trust, including all independent Trustees of Nations Funds Trust, have determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund's shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Trustees have unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommend that the Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

   Columbia and Banc of America Capital Management, LLC ("BACAP") proposed the Merger to the Trustees of Nations Funds Trust at a meeting held on February 8-9, 2005 because the Merger is expected to create a larger fund with an investment goal and principal investment strategies generally similar to those of the Acquired Fund.

   At the meeting, the Trustees (with the advice and assistance of independent counsel) considered, among other things:

    1. the Merger as part of a continuing initiative to streamline and improve the offerings of the Columbia and Nations funds family by eliminating overlapping funds and clarifying investor choices;

    2. various potential shareholder benefits of the Merger;

    3. the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

    4. the historical performance results of the Funds (see "Performance Information" below), although no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Merger;

    5. the investment objectives and principal investment strategies of the Funds;

    6. that the Acquiring Fund is expected to have lower total operating expenses than the Acquired Fund;

    7. the anticipated tax-free nature of the exchange of shares in the Merger and other expected U.S. federal income tax consequences of the Merger, including limitations on the use of realized and unrealized losses for U.S. federal income tax purposes and the potential diminution of the ability to use such losses to offset future gains (see "Federal Income Tax Consequences" below);

    8. that the Acquired Fund would bear part of the expenses associated with the Merger; and

    9. the potential benefits of the Merger to Columbia Management, BACAP and their affiliates (e.g. the benefit of consolidating resources within Columbia Management and BACAP).

   If the Merger is approved by the shareholders of the Acquired Fund, the transactions will combine the Acquired Fund's assets with those of the Acquiring Fund, resulting in a combined portfolio that is significantly larger than the Acquired Fund. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and are better able to diversify their portfolios.

   Columbia Management also believes that the Merger helps eliminate overlapping products. Both Funds are intermediate fixed income funds. Columbia Management believes that streamlining its product offerings in a particular asset segment will help minimize investor confusion.

  Performance Information

   The charts below show the percentage gain or loss in each calendar year for the 10-year period ending December 31, 2004, for the Investor A shares of the Acquired Fund and Class A shares of the Acquiring Fund. The tables should give a general idea of how each Fund's return has varied from year to year. The bar charts include the effect of Fund expenses, but not sales charges. Returns would be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

   Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectuses and Statement of Additional Information.

                          Acquired Fund (Investor A)

                                    [CHART]


  1995   1996   1997   1998    1999    2000    2001    2002    2003   2004
  ----   ----   ----   ----    ----    ----    ----    ----    ----   ----
 20.61%  2.21%  8.32%  7.27%  -2.93%   7.77%   6.40%   4.74%   9.48%  6.37%

For period shown in bar chart:
Best quarter: [2/nd/ quarter 1995, 7.42%]
Worst quarter: [1/st/ quarter 1996, -3.24%]

                           Acquiring Fund (Class A)

                                    [CHART]

 1995    1996   1997   1998    1999    2000   2001   2002    2003   2004
 ----    ----   ----   ----    ----    ----   ----   ----    ----   ----
20.18%  10.25%  8.62%  5.17%   1.28%  -0.68%  3.07%  7.97%  19.29%

For period shown in bar chart:
Best quarter: [      ]
Worst quarter: [      ]

   The following tables list each Fund's average annual total return for each class of its shares for the one-year, five-year and 10-year or since inception periods ending December 31, 2004, (including applicable sales charges), for Investor A, Investor B, Investor C and Primary A shares of the Acquired Fund and for Class A, B, C and Z shares of the Acquiring Fund. These tables are intended to provide some indication of the risks of investing in the Funds. At the bottom of each table, shareholders can compare the Funds' performance with one or more broad-based market indices.

   After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Acquired Fund [TO BE PROVIDED]

Average Annual Total Returns -- For Periods Ended December 31, 2004

                                                     1 Year 5 Years 10 Years
                                                     ------ ------- --------
   Investor A (%)
      Return Before Taxes...........................
      Return After Taxes on Distributions...........
      Return After Taxes on Distributions and Sale
        of Fund Shares..............................
   Investor B (%)
      Return Before Taxes...........................
   Investor C (%)
      Return Before Taxes...........................
   Primary A (%)
      Return Before Taxes...........................
      Return After Taxes on Distributions...........
      Return After Taxes on Distributions and Sale
        of Fund Shares..............................
   Lehman Brothers U.S. Aggregate Index (%)(reflects
     no deductions for fees, expenses or taxes).....
   Blended Lehman Aggregate Bond, Citigroup All
     BB&B-Rated High Yield Market Index and J.P.
     Morgan Emerging Market Bond Global Index
     (reflects no deductions for fees, expenses or
     taxes).........................................


Acquiring Fund [TO BE PROVIDED]

Average Annual Total Returns -- For Periods Ended December 31, 2004

                                                  1 Year 5 Years 10 Years
                                                  ------ ------- --------
      Class A (%)
         Return Before Taxes.....................
         Return After Taxes on Distributions.....
         Return After Taxes on Distributions and
           Sale of Fund Shares...................
      Class B (%)
         Return Before Taxes.....................
         Return After Taxes on Distributions.....
         Return After Taxes on Distributions and
           Sale of Fund Shares...................

                                                  1 Year 5 Years 10 Years
                                                  ------ ------- --------
      Class C (%)
         Return Before Taxes.....................                  /(1)/
         Return After Taxes on Distributions.....                  /(1)/
         Return After Taxes on Distributions and
           Sale of Fund Shares...................                  /(1)/
      Class Z (%)
         Return Before Taxes.....................          /(2)/   /(2)/
         Return After Taxes on Distributions.....          /(2)/   /(2)/
         Return After Taxes on Distributions and
           Sale of Fund Shares...................          /(2)/   /(2)/
      Lehman Brothers Index (%)..................
      Lipper Average (%).........................

--------
(1)Class C is a newer class of shares. Its performance information includes returns of the Acquiring Fund's Class B shares for periods prior to its inception. Class B Shares would have substantially similar annual returns because Class B and Class C shares generally have similar expense structures. Class A shares were initially offered on April 21, 1977, Class B shares were initially offered on May 15, 1992 and Class C shares were initially offered on July 1, 1997.
(2)Class Z is a newer class of shares. Its performance information includes returns of the Acquiring Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the Class Z shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been higher, since Class Z shares are not subject to any Rule 12b-1 fees. Class A shares were initially offered on April 21, 1977, and Class Z shares were initially offered on January 11, 1999.

  Federal Income Tax Consequences

   The Merger is intended to be a tax-free reorganization. Ropes & Gray LLP will deliver to the Acquiring Fund and the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt of such opinion, to the effect that, on the basis of existing provisions of the Internal

Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

  . the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

  . under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

  . under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

  . under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund's shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

  . under Section 1223(1) of the Code, an Acquired Fund shareholder's holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset;

  . under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

  . under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund's tax basis in such assets immediately prior to such exchange;

  . under Section 1223(2) of the Code, the Acquiring Fund's holding periods in such assets will include the Acquired Fund's holding periods in such assets; and

  . under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under
      Section 383 of the Code.

   The opinion will be based on certain factual certifications made by officers of the Acquired Fund and Nations Funds Trust. The opinion is not a guarantee that the tax consequences of the Merger will be as described above.

   Ropes & Gray LLP will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

   A substantial portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund's basis in such assets. Any net capital gains recognized in these sales will be distributed to the Acquired Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

   Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders.

   The Acquiring Fund's ability to utilize the pre-Merger losses of the Acquired Fund to offset post-Merger gains of the combined Fund is expected to be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. The effect of this limitation, however, will depend on the amount of losses in each Fund at the time of the Merger. As a result, under certain circumstances, the Acquired Fund shareholders could receive taxable distributions earlier than they would if the Merger were not to have occurred.

   This description of the federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

   THE TRUSTEES OF NATIONS FUNDS TRUST ON BEHALF OF THE ACQUIRED FUND UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION AND THE TERMINATION OF THE ACQUIRED FUND IN ACCORDANCE WITH THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for the Proposal

   Approval of the Merger requires the affirmative vote of holders of the lesser of (1) more than 50% of the Acquired Fund's outstanding shares or (2) 67% or more of the Acquired Fund's shares present at the Meeting, if more than 50% of the outstanding shares of the Acquired Fund are represented at the Meeting in person or by proxy. A vote of shareholders of the Acquiring Fund is not needed to approve the Merger.

                                 III.  GENERAL

Voting Information

   The Board is soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on September 9, 2005, at Columbia's offices at One Financial Center, Boston, Massachusetts 02111. The Meeting notice, this Prospectus/Proxy Statement and the proxy card are being mailed to shareholders beginning on or
about [      ].

Information about Proxies and the Conduct of the Meeting

   Solicitation of Proxies. Proxies will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Columbia
Management and its affiliated companies. In addition, [             ], has been
engaged to assist in the solicitation of proxies, at an estimated cost of
approximately $ [      ].

  Voting Process

   Shareholders can vote in any one of the following ways:

    a. By mail, by filling out and returning the enclosed proxy card;

    b. By phone, fax or Internet (see enclosed proxy card for instructions); or

    c. In person at the Meeting.

   Shareholders who owned shares on the record date, July 7, 2005, are entitled to vote at the Meeting. Shareholders of the Acquired Fund are entitled to cast one vote for each share owned on the record date. If a shareholder chooses to vote by mail or fax and is an individual account owner, please sign exactly as the name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

   Costs. The estimated expenses of the Meeting, including the costs of soliciting proxies, and the costs of the Merger to be borne by the Acquired Fund and the Acquiring Fund are approximately $57,959 and $31,182, respectively. Columbia Management is also bearing a portion of the costs of the Merger. This portion to be borne by Columbia Management is in addition to the amounts to be borne by the Funds. In the event that the shareholders of the Acquired Fund do not approve the Agreement and Plan of Reorganization or the Merger does not close for any reason, Columbia will bear the costs of the failed Merger which would otherwise have been borne by the Acquired Fund.

   Quorum and Method of Tabulation. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. A shareholder can revoke its proxy by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

   Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers for the Meeting (the "Tellers"). Thirty and one-third percentum (33 1/3%) of the shares entitled to vote on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Nations Funds Trust at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Abstentions and broker non-votes have the effect of a negative vote on the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

   Underwriter's Addresses. The address of the Acquired Fund's principal underwriter, BACAP Distributors, LLC, is One Bank of America Plaza, 33/rd/ Floor, Charlotte, North Carolina 28255. The address of the Acquiring Fund's principal underwriter, Columbia Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

   Share Ownership. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of July 7, 2005, for each class of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of the Acquired Fund, and contains information about the executive officers, Trustees of the Acquired Fund and their shareholdings in the Acquired Fund.

   Adjournments; Other Business. If the Acquired Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Acquired Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

   The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Acquired Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

              APPENDIX A -- AGREEMENT AND PLAN OF REORGANIZATION

                     AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 1, 2005, is by and among Nations Funds Trust (the "Trust"), a Delaware business trust, on behalf of Nations Strategic Income Fund (the "Acquired Fund") and Columbia Funds Trust I ("Trust I"), on behalf of Columbia Strategic Income Fund (the "Acquiring Fund"), and Columbia Management Advisors, Inc. ("Columbia").

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund attributable to its Investor A shares in exchange for Class A shares of beneficial interest of the Acquiring Fund ("Class A Acquisition Shares"), the transfer of all of the assets of the Acquired Fund attributable to its Investor B shares in exchange for Class B shares of beneficial interest of the Acquiring Fund ("Class B Acquisition Shares"), the transfer of all of the assets of the Acquired Fund attributable to its Investor C shares in exchange for Class C shares of beneficial interest of the Acquiring Fund ("Class C Acquisition Shares"), the transfer of all of the assets of the Acquired Fund attributable to its Primary A shares in exchange for Class Z shares of beneficial interest of the Acquiring Fund ("Class Z Acquisition Shares" and together with the Class A Acquisition Shares, Class B Acquisition Shares and Class C Acquisition Shares, the "Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of the Class A Acquisition Shares, the Class B Acquisition Shares, the Class C Acquisition Shares, and the Class Z Acquisition Shares to the Investor A, Investor B, Investor C and Primary A shareholders, respectively, of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

   In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

    1.1Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

       (a)The Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

       (b)The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

       (c)The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Class A, Class B, Class C, and Class Z Acquisition Shares (including fractional shares, if any) determined by dividing the net asset values of the Investor A, Investor B, Investor C and Primary A shares of the Acquired Fund, respectively, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class A, Class B, Class C or Class Z Acquisition Share, as applicable, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

    1.2The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The

       Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the Trust's Declaration of Trust and Bylaws as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquired Fund, its successors or assigns.

    1.3As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its Class A shareholders of record ("Acquired Fund Class A Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), Class A Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1; to its Class B shareholders of record ("Acquired Fund Class B Shareholders"), determined as of the close of business on the Valuation Date, Class B Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1; to its Class C shareholders of record ("Acquired Fund Class C Shareholders"), determined as of the close of business on the Valuation Date, Class C Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1; and to its Class Z shareholders of record ("Acquired Fund Class Z Shareholders," and collectively with Acquired Fund Class A Shareholders, Acquired Fund Class B Shareholders and Acquired Fund Class C Shareholders, the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date, Class Z Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

    1.4With respect to Acquisition Shares distributable pursuant to paragraph
       1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

    1.5After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation, deregistration (if applicable) and termination.

2. VALUATION.

    2.1For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

    2.2For the purpose of paragraph 2.1, the net asset value of a Class A, Class B, Class C and Class Z Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

    3.1The Closing Date shall be on           , 2005, or on such other date as
       the parties may agree. The Closing shall be held at 5:00 p.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

    3.2The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "[Name of Custodian], custodian for [Acquiring Fund]."

    3.3In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
       (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by the Acquiring Fund upon the giving of written notice to the other party.

    3.4At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

    3.5At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

    4.1The Trust, on behalf of the Acquired Fund represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a)The Trust is a business trust duly organized, validly existing and in good standing under the laws of the state of Delaware;

       (b)The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

       (c)The Trust is not in violation in any material respect of any provision of its Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d)The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

       (e)To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (f)The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund as of and for the fiscal year ended March 31, 2005, audited by PricewaterhouseCoopers LLP, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since March 31, 2005;

       (g)Since March 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (h)As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund's knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

       (i)The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

       (j)The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C Shares and Class Z shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquired Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

       (k)The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

       (l)The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (m)The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

       (n)The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

       (o)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

       (p)At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of March 31, 2005, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

       (q)At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

       (r)No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

    4.2Trust I, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a)Trust I is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b)Trust I is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of Trust I and the 1940 Act;

       (c)The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

       (d)At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

       (e)Trust I is not in violation in any material respect of any provisions of its Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (f)To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of their properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (g)The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the fiscal year ended May 31, 2005, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such date and for the period then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since May 31, 2005;

       (h)Since May 31, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (i)As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund's knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

       (j)The Acquiring Fund meets the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquiring Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

       (k)The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A, Class B, Class C and Class Z shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

       (l)The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

       (m)The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (n)The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Investor A, Investor B, Investor C and Primary A shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

       (o)The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

       (p)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

   The Acquired Fund and Acquiring Fund each hereby covenants and agrees as follows:

    5.1The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

    5.2The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

    5.3In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

    5.4The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

    5.5The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

    5.6Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

    5.7The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

   The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    6.1The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

    6.2The Acquired Fund shall have received a favorable opinion of Ropes &
       Gray LLP, counsel to the Acquiring Fund for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Acquired Fund, to the following effect:

       (a)Trust I is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of Trust I;

       (b)This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c)The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

       (d)The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A, Class B, Class C and Class Z shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

       (e)The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its respective obligations hereunder will not, violate Trust I's Declaration of Trust or Bylaws, or any provision of any agreement known to such counsel to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound;

       (f)To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

       (g)Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph
          5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (h)Trust I is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (i)To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    7.1The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

    7.2The Acquiring Fund shall have received a favorable opinion of [Morrison
       & Foerster LLP/Ropes & Gray LLP], counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

       (a)The Trust is a business trust duly organized and validly existing under the laws of the state of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Trust;

       (b)This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c)The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

       (d)The execution and delivery of this Agreement did not, and the performance by the Acquired Fund of its respective obligations hereunder will not, violate the Trust's Declaration of Trust or Bylaws, or any provision of any agreement known to such counsel to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Fund is a party or by which it is bound;

       (e)To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

       (f)Such counsel does not know of any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph
          5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (g)The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (h)To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of their properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

    7.3Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after March 31, 2005, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after March 31, 2005, and on or prior to the Closing Date.

    7.4The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Fund, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

    7.5The custodian of the Acquired Fund shall have delivered to the Acquiring
       Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

   The respective obligations of the Acquired Fund and the Acquiring Fund hereunder are each subject to the further conditions that on or before the Closing Date:

    8.1This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

    8.2On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

    8.3All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund and the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

    8.4The Registration Statement shall have become effective under the 1933
       Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to both parties substantially to the effect that, for federal income tax purposes:

       (a)The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

       (b)No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

       (c)No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

       (d)The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

       (e)The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

       (f)No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of all of their Acquired Fund shares for the Acquisition Shares;

       (g)The aggregate tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

       (h)An Acquired Fund shareholder's holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund shares exchanged therefor were held, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the exchange; and

       (i)The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

   The opinion and the confirming letter will be based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. Neither the opinion nor the confirming letter is a guarantee that the tax consequences of the Acquisition will be as described above.

   Ropes & Gray LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

    8.6At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived by the Board of Trustees of the Trust, if, in its judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

    9.1The Acquired Fund and the Acquiring Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund, and the Acquired Fund. The expenses detailed above shall be borne as follows: (a) as to expenses allocable to the Acquired Fund, 75% of such expenses shall be borne by the Acquired Fund and 25% of such expenses shall be borne by Columbia; and
       (b) as to expenses allocable to the Acquiring Fund, 50% of such expenses shall be borne by the Acquiring Fund and 50% of such expenses shall be borne by Columbia.

10.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

   10.1The Acquired Fund and the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   10.2The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11.TERMINATION.

   11.1This Agreement may be terminated by the mutual agreement of the Acquired
       Fund and the Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

       (a)Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

       (b)A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

       (c)Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

       If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2006, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

   11.2If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.AMENDMENTS.

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.NOTICES.

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111, Attention:
Secretary.

14.HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

   14.1The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   14.2This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   14.3This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

   14.4This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   14.5A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of such trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

               [The rest of this page intentionally left blank.]

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, a Vice President or Treasurer.

                                           NATIONS FUNDS TRUST
                                           on behalf of Nations Strategic
                                             Income Fund

                                           By:
                                                  -----------------------------

                                           Name:
                                                  -----------------------------

                                           Title:
                                                  -----------------------------

                                           COLUMBIA FUNDS TRUST I
                                           on behalf of Columbia Strategic
                                             Income Fund

                                           By:    -----------------------------

                                           Name:  Christopher L. Wilson
                                                  -----------------------------

                                           Title: President
                                                  -----------------------------

                 Solely for purposes of Paragraph 9.2 of the Agreement

                                           COLUMBIA MANAGEMENT ADVISORS, INC.

                                           By:
                                                  -----------------------------

                                           Name:
                                                  -----------------------------

                                           Title:
                                                  -----------------------------

                    Appendix B -- Acquired Fund Information

Shares Outstanding and Entitled to Vote of the Acquired Fund

   For each class of the Acquired Fund's shares entitled to vote at the meeting, the number of shares outstanding as of July 7, 2005 was as follows:

                                             Number of Shares
                                         Outstanding and Entitled
                    Fund        Class            to Vote
                    ----      ---------- ------------------------
                Acquired Fund Investor A        [        ]
                              Investor B        [        ]
                              Investor C        [        ]
                               Primary A        [        ]

Ownership of Shares

   As of July 7, 2005, the Acquired Fund believes that, as a group, the Trustees and officers, as the case may be, of the Acquired Fund owned less than one percent of each class of shares of the Acquired Fund. As of July 7, 2005, the following shareholders of record owned five percent or more of the outstanding shares of the noted class of shares of the Acquired Fund:

                                                                   Percentage of
                                                                 Outstanding Shares
                                                                   of Class Owned
                Name and       Number of        Percentage of           Upon
               Address of  Outstanding Shares Outstanding Shares  Consummation of
Fund and Class Shareholder   of Class Owned     of Class Owned        Merger*
-------------- ----------- ------------------ ------------------ ------------------
Acquired Fund
   Investor A   [        ]     [        ]         [        ]         [        ]
   Investor B   [        ]     [        ]         [        ]         [        ]
   Investor C   [        ]     [        ]         [        ]         [        ]
   Primary A    [        ]     [        ]         [        ]         [        ]

--------
*  Percentage owned assuming completion of the Merger on [          ].

                         Appendix C -- Capitalization

   The following table shows on an unaudited basis the capitalization of the Acquired Fund and the Acquiring Fund as of April 29, 2005, and on a pro forma combined basis, giving effect to the acquisition of the assets and assumption of the liabilities of the Acquired Fund by the Acquiring Fund at net asset value as of that date:

                                                                                 Columbia
                              Nations         Columbia                          Strategic
                             Strategic    Strategic Income                     Income Fund
                            Income Fund         Fund            Pro Forma       Pro Forma
                          (Acquired Fund) (Acquiring Fund)     Adjustments     Combined/(1)/
                          --------------- ---------------- -----------         ------------
Class A
Net asset value..........       $--         $611,338,541   $27,668,811/(2)(3)/ $639,007,352
Shares outstanding.......        --           99,441,519     4,501,440/(3)/     103,942,959
Net asset value per share       $--         $       6.15                       $       6.15
Class B
Net asset value..........       $--         $353,149,993   $28,861,152/(2)(4)/ $382,011,145
Shares outstanding.......        --           57,484,165     4,701,929/(4)/      62,186,094
Net asset value per share       $--         $       6.14                       $       6.14
Class C
Net asset value..........       $--         $ 45,735,329   $ 2,745,982/(2)(5)/ $ 48,481,311
Shares outstanding.......        --            7,438,459       446,684/(5)/       7,885,143
Net asset value per share       $--         $       6.15                       $       6.15
Class J
Net asset value..........       $--         $214,785,792   $    (5,287)/(2)/   $214,780,505
Shares outstanding.......        --           35,014,696            --           35,014,696
Net asset value per share       $--         $       6.13                       $       6.13

                                                                                   Columbia
                              Nations         Columbia                            Strategic
                             Strategic    Strategic Income                       Income Fund
                            Income Fund         Fund             Pro Forma        Pro Forma
                          (Acquired Fund) (Acquiring Fund)      Adjustments      Combined/(1)/
                          --------------- ---------------- -------------         ------------
Class Z
Net asset value..........  $         --     $41,855,113    $ 163,549,845/(2)(6)/ $205,404,958
Shares outstanding.......            --       6,861,539       26,811,619/(6)/      33,673,158
Net asset value per share  $         --     $      6.10                          $       6.10
Investor A(7)
Net asset value..........  $ 27,691,058     $        --    $ (27,691,058)        $         --
Shares outstanding.......     2,750,349              --       (2,750,349)                  --
Net asset value per share  $      10.07     $        --                          $         --
Investor B(7)
Net asset value..........  $ 28,877,352     $        --    $ (28,877,352)        $         --
Shares outstanding.......     2,866,281              --       (2,866,281)                  --
Net asset value per share  $      10.07     $        --                          $         --
Investor C(7)
Net asset value..........  $  2,747,822     $        --    $  (2,747,822)        $         --
Shares outstanding.......       272,903              --         (272,903)                  --
Net asset value per share  $      10.07     $        --                          $         --
Primary A(7)
Net asset value..........  $163,593,412     $        --    $(163,593,412)        $         --
Shares outstanding.......    16,231,871              --      (16,231,871)                  --
Net asset value per share  $      10.08     $        --                          $         --

--------
(1)Assumes the Merger was consummated on April 29, 2005 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Acquisition takes place, and the foregoing should not be relied upon reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(2)Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $57,959 and $31,182 to be borne by the Acquired Fund and the Acquiring Fund, respectively.
(3)Includes net assets and shares from Investor A. Investor A shares will merge into Class A on the date of the Acquisition.
(4)Includes net assets and shares from Investor B. Investor B shares will merge into Class B on the date of the Acquisition.
(5)Includes net assets and shares from Investor C. Investor C shares will merge into Class C on the date of the Acquisition.
(6)Includes net assets and shares from Primary A. Primary A shares will merge into Class Z on the date of the Acquisition.
(7)Investor A, B, C and Primary A shares of the Acquired Fund are exchanged for Class A, B, C and Z shares of the Acquiring Fund based on the net asset value per share of the Acquiring Fund's Class A, B, C and Z shares, respectively, at the time of the merger.

          Appendix D -- Information Applicable to the Acquiring Fund

HOW TO BUY SHARES

Class A, B and C shares

   Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

             Investment Minimums for Class A, B and C Shares
             Initial Investment............................. $1,000
             Subsequent Investments......................... $   50
             Automatic Investment Plan...................... $   50
             Retirement Plan................................ $   25

   The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Eligible Investors For Class Z Shares

   Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Class Z shares of the Fund generally are available only to certain "grandfathered" shareholders and to investors holding accounts with intermediaries that assess account level fees for the services they provide. Please read the following section for a more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.

Important Things to Consider When Deciding on a Class of Shares:

   Broker-dealers, investment advisers or financial planners selling mutual fund shares may offer their clients more than one class of shares in the Fund with different pricing options. This allows you and your financial advisor to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs your financial advisor offers. Investors should consider carefully any separate transactions and other fees charged by these programs in connection with investing in any available share class before selecting a share class.

   Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by an intermediary. Accessibility of these waivers through a particular intermediary may also change at any time. If you believe you are eligible to purchase shares under a specific exemption, but are not permitted by your intermediary to do so, please contact your intermediary. You may be asked to provide information, including account statements and other records, regarding your eligibility.

   Eligible Investors and their applicable investment minimums are as follows:

No minimum initial investment

  . Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

  . Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of a Fund's transfer agent;

  . Any investor purchasing through a Columbia Management Group state tuition plan organized under Section 529 of the Internal Revenue Code; or

  . Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia

     Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 minimum initial investment

  . Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc. (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iii) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Funds Distributor, Inc.;

  . Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Funds Distributor, Inc.;

  . Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

  . Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement); or

  . Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

   The Fund reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

How to Buy Shares

   Outlined below are the various options for buying shares:

Method                                     Instructions
------                                     ------------
Through your      Your financial advisor can help you establish your
financial advisor account and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor
                  must receive your request prior to the close of regular
                  trading on the New York Stock Exchange (NYSE),
                  usually 4:00 p.m. Eastern Time. Your financial advisor
                  may charge you fees for executing the purchase for you.
By check (new     For new accounts, send a completed application and
account)          check made payable to the Fund and mail to the transfer
                  agent, Columbia Funds Services, Inc., P.O. Box 8081,
                  Boston, MA02266-8081.
By check          For existing accounts, fill out and return the additional
(existing         investment stub included in your account statement, or send a
account)          letter of instruction including your Fund name and account number with a check made payable to the Fund to Columbia
                  Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
By exchange       You or your financial advisor may acquire shares of the
                  Fund for your account by exchanging shares you own in a
                  different fund distributed by Columbia Funds Distributor,
                  Inc. for shares of the same class (and, in some cases, certain other classes) of the Fund at no additional cost. There may be an additional charge if exchanging from a money market
                  fund. To exchange by telephone, call 1-800-422-3737.
By wire           You may purchase shares of the Fund by wiring money
                  from your bank account to your Fund account. To wire
                  funds to your Fund account, call 1-800-422-3737 for
                  wiring instructions.
By electronic     You may purchase shares of the Fund by electronically
funds transfer    transferring money from your bank account to your Fund
                  account by calling 1-800-422-3737. An electronic funds
                  transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                  prior to your telephone request. Be sure to complete the
                  appropriate section of the application.

  Method                                 Instructions
  ------                                 ------------
  Automatic       You may make monthly or quarterly investments
  investment plan automatically from your bank account to your Fund account. You may select a pre-authorized amount to be
                  sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.
  Automated       You may purchase shares of the Fund for your account by
  dollar cost     exchanging $100 or more each month from another Fund
  averaging       for shares of the same class of the Fund at no additional
                  cost. Exchanges will continue so long as your Fund
                  balance is sufficient to complete the transfers. You may
                  terminate your program or change the amount of the
                  exchange (subject to the $100 minimum) by calling
                  1-800-345-6611. Be sure to complete the appropriate
                  section of the account application for this feature.
  By dividend     You may automatically invest dividends distributed by
  diversification another fund into the same class of shares (and, in some cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                  exchanging from a money market fund. To invest your
                  dividends in the Fund, call 1-800-345-6611.

SALES CHARGES

Choosing a Share Class

   The Fund offers Class A, B, C and Z shares in this Prospectus/Proxy
Statement.

   Each of Class A, Class B and Class C shares has its own sales charge and expense structure. Determining which of Class A, Class B or Class C shares is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

   The Fund also offers an additional class of shares, Class J shares, which are made available only to residents or citizens of Japan through a separate prospectus.

   The Fund also offers Class Z shares in this Prospectus/Proxy Statement, which are available exclusively to certain institutional and other investors. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

Sales Charges for Class A, B and C Shares

   You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

   Class A shares. Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

Class A Sales Charges

                                    As a % of    As a % of    % of offering
                                    the public      your    price retained by
   Amount purchased               offering price investment financial advisor
   ----------------               -------------- ---------- -----------------
   Less than $50,000.............      4.75         4.99          4.25
   $50,000 to less than $100,000.      4.50         4.71          4.00
   $100,000 to less than $250,000      3.50         3.63          3.00
   $250,000 to less than $500,000      2.50         2.56          2.00
   $500,000 to less than
     $1,000,000..................      2.00         2.04          1.75
   $1,000,000 or more............      0.00         0.00          0.00

   Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

   For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

Purchases Over $1 Million

                Amount purchased                    Commission %
                ----------------                    ------------
                Less than $3 million...............     1.00
                $3 million to less than $5 million.     0.80
                $5 million to less than $25 million     0.50
                $25 million or more................     0.25

   The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

   For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

Understanding Contingent Deferred Sales Charges

   Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Reduced Sales Charges for Larger Investments

A. What are the principal ways to obtain a breakpoint discount?

   There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.

   Rights of Accumulation. The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

   Statement of Intent. You also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information. Upon request, a Statement of Intent may apply to purchases made 90 days prior to the date the Statement of Intent is received by the Fund.

B. What accounts are eligible for breakpoint discounts?

   The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

  .   Individual accounts

  .   Joint accounts

  .   Certain IRA accounts

  .   Certain trusts

  .   UTMA/UGMA accounts

   For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father-in-law and mother-in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. The value of your investment in a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount, purchases of Galaxy money market funds are not included.

C. How do I obtain a breakpoint discount?

   The steps necessary to obtain a breakpoint discount depends on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Funds Services, Inc., you will need to provide the foregoing information to a Columbia Funds Services, Inc. representative at the time you purchase shares.

D. How can I obtain more information about breakpoint discounts?

   Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a Fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

   Class B Shares. Your purchases of Class B shares are made at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.

Purchases of less than $250,000:

Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                 ----------------------------- ---------------
                     Through first year.......      5.00
                     Through second year......      4.00
                     Through third year.......      3.00
                     Through fourth year......      3.00
                     Through fifth year.......      2.00
                     Through sixth year.......      1.00
                     Longer than six years....      0.00

   Commission to financial advisors is 4.00%.

   Automatic conversion to Class A shares occurs eight years after purchase.

   You can pay a lower CDSC and reduce the period during which a CDSC would apply when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation (as described above) apply, so that if the combined value of the eligible Fund accounts in all classes maintained by you and each member of your immediate family (as defined above), together with the value of your current purchase, is at or above a discount level, your current purchase will be subject to a lower CDSC and the applicable reduced holding period, provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. This Class B share discount program for larger purchases (as further described in the charts below) is not applicable to Class B shares received by former Galaxy Fund Prime B shareholders in connection with the reorganization of the former Galaxy Fund.

Purchases of $250,000 to less than $500,000:

Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                 ----------------------------- ---------------
                    Through first year........      3.00
                    Through second year.......      2.00
                    Through third year........      1.00
                    Longer than three years...      0.00

   Commission to financial advisors is 2.50%.

   Automatic conversion to Class A shares occurs four years after purchase.

Purchases of $500,000 to less than $1 million:

Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                 ----------------------------- ---------------
                      Through first year......      3.00
                      Through second year.....      2.00
                      Through third year......      1.00

   Commission to financial advisors is 1.75%.

   Automatic conversion to Class A shares occurs three years after purchase.

   If you exchange into a fund participating in the Class B share discount program or transfer your Fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a non-participating fund or financial advisor that does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

   Class C shares. Your purchases of Class C shares are made at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.

Class C Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                 ----------------------------- ---------------
                     Through first year.......      1.00
                     Longer than one year.....      0.00

   Class Z shares. Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a CDSC.

HOW TO EXCHANGE SHARES

   Trust shares may not be exchanged for shares of any other fund distributed by Columbia Funds Distributor, Inc. You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the adviser determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES

   Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

   When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

   The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

   Outlined below are the various options for selling shares:

 Method                                   Instructions
 ------                                   ------------
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern Time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class
                   (and, in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at no
                   additional cost. To exchange by telephone, call
                   1-800-422-3737.
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up
                   this feature in advance of your call. Certain restrictions apply to retirement accounts. For details,
                   call 1-800-799-7526.
 By mail           You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                   address below. In your letter of instruction, note the
                   Fund's name, share class, account number, and the dollar
                   value or number of shares you wish to sell. All account
                   owners must sign the letter. Signatures must be
                   guaranteed by either a bank, a member firm of a national
                   stock exchange or another eligible guarantor institution
                   that participates in the Medallion Signature Guarantee
                   Program for amounts over $100,000 or for alternate payee
                   or mailing instructions. Additional documentation is
                   required for sales by corporations, agents, fiduciaries,
                   surviving joint owners and individual retirement account
                   owners. For details, call1-800-345-6611.
                   Mail your letter of instruction to Columbia Funds
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

  Method                                 Instructions
  ------                                 ------------
  By check        You may sell shares of the Fund by check writing. The
  writing         check must be at least $500 and no more than $100,000.
                  You will continue to earn dividends on shares until the
                  check is presented to the bank for payment. When the
                  check is presented to the bank a sufficient number of full and fractional shares will be sold at the next determined
                  net asset value to cover the amount of the check.
                  Certificate shares may not be sold by check writing.
                  Check writing is available only for Class A shares. Be
                  sure to complete the appropriate section of the account
                  application for this feature.
  By wire         You may sell shares of the Fund and request that the
                  proceeds be wired to your bank. You must set up this
                  feature prior to your request. Be sure to complete the
                  appropriate section of the account application for this
                  feature.
  By systematic   You may automatically sell a specified dollar amount or
  withdrawal plan withdrawal plan percentage of your account on a monthly, quarterly or semi-annual basis and have the proceeds sent
                  to you if your account balance is at least $5,000. This
                  feature is not available if you hold your shares in
                  certificate form. All dividend and capital gains
                  distributions must be reinvested. Be sure to complete the
                  appropriate section of the account application for this
                  feature.
  By electronic   You may sell shares of the Fund and request that the
  funds transfer  proceeds be electronically transferred to your bank.
                  Proceeds may take up to two business days to be received
                  by your bank. You must set up this feature prior to your
                  request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES

   The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

   The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia fund (other than a Money Market Fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia fund, and also retains the right to modify these market timing policies at any time without prior notice.

   The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

   For these purposes, a "round trip" is a purchase by any means into a Columbia fund followed by a redemption, of any amount, by any means out of the same Columbia fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

   Purchases, redemptions and exchanges made through the Columbia funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

   The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

   The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES

   Rule 12b-1 Plan. The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account -- Sales Charges" for the conversion schedules applicable to Class B shares.

   Additional Intermediary Compensation. In addition to the commissions specified in this Prospectus/Proxy Statement, the distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the Funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

   Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including:
(i) occasional gifts (ii) occasional meals, or other entertainment; and/or
(iii) support for financial service firm educational or training events.

   In addition, the distributor, and/or the Fund's investment adviser, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

   In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. Please also contact your financial service firm or intermediary for details about payments it may receive.

OTHER INFORMATION ABOUT YOUR ACCOUNT

   How the Fund's Share Price is Determined. The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m.

Eastern Time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

   When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

   The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell fund shares. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the adviser believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

   The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

   You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

   Account Fees. If your account value falls below $1,000 (other than as a result of depreciation in share value) your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

   Share Certificates. Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.

   Dividends, Distributions and Taxes. The Fund has the potential to make the following distributions:

Types of Distributions

  Dividends     Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.
  Capital gains Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital
                gains, which are gains on sales of securities held for a
                12-month period or less.

   Understanding Fund Distributions. The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

   Distribution Options. The Fund distributes any dividends annually and any capital gains (including short-term capital gains) at least annually. Shares begin to earn dividends on the first day following the purchase payment date. Shares stop earning dividends on the day after the shares leave the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

   If you do not indicate on your application or at the time your account is established your preference for handling distributions, the fund will automatically reinvest all distributions in additional shares of the Fund.

Distribution Options

   Reinvest all distributions in additional shares of your current fund

   Reinvest all distributions in shares of another fund

   Receive dividends in cash (see options below) and reinvest capital gains

   Receive all distributions in cash (with one of the following options):

  .   send the check to your address of record

  .   send the check to a third party address

  .   transfer the money to your bank via electronic funds transfer

   Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

   Tax Consequences. Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

   In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Under the Columbia Gift Plan, the trustee will file all income tax returns and pay all income taxes for income earned prior to the trust's termination. Under the Columbia Advantage Plan, the beneficiary will be obligated to report any income earned by the trust on his or her tax returns and to pay any applicable income taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

   In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

MANAGING THE FUND

Investment Adviser

   Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment adviser. The investment adviser is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment adviser, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia, which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment adviser, has been an investment adviser since 1969.

   For the 2004 fiscal year, aggregate advisory fees paid to Columbia Management by the Fund, not including administration, pricing and bookkeeping and other fees paid to Columbia Management by the Fund, amounted to 0.64% of average daily net assets of the Fund.

Portfolio Manager

   Laura A. Ostrander, a senior vice president of Columbia Management, is the manager of the Acquiring Fund and has managed or co-managed the Columbia Fund since September, 2000. She has been associated with Columbia Management or its predecessors since December, 1996.

LITIGATION MATTERS

   On March 15, 2004, Columbia Management and Columbia Funds Distributor entered into agreements in principle with the staff of the SEC and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

   On February 9, 2005, Columbia Management entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

   Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia Management's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant. The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates, Banc of America Capital Management, LLC and Bank of America Capital Management Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan will be communicated at a later date.

   As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

   A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing filed on February 10, 2005.

   Since February 2004, Columbia, Columbia Management, CFD and other Columbia-affiliated entities have been named as defendants in eleven civil lawsuits/1/ filed in New York and Massachusetts that have been transferred and consolidated for pretrial proceedings in the United States District Court for the District of Maryland in the Special Multi-District Litigation proceeding (Index No. 04-MO-15863) created for actions involving market timing issues against mutual fund complexes. The lawsuits were commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of funds in the Fund Complex during specified periods or as derivative actions on behalf of funds in the Fund Complex. The lawsuits allege, among other things, that the defendants allowed the market timing and late trading of funds in the Fund Complex. The plaintiffs seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and removal of the Trustees of the Funds named in the complaint and replacing them with independent trustees. The consolidated amended fund derivative complaint against Columbia-affiliated defendants was filed on September 29, 2004 in the United States District Court for the District of Maryland and names the open-end Columbia Funds, collectively, as nominal defendants. Additionally, each person serving as a Trustee of the Funds is named as a defendant in the consolidated amended fund derivative complain in each person's capacity as a trustee of the open-end Columbia Funds.

   On March 2, 2005, four civil revenue sharing lawsuits,/2/ all filed in the District Court for the District of Massachusetts during August and September of 2004 were consolidated into a single action in the United States District Court for Massachusetts (In re Columbia Entities Litigation, Civil Action
No. 04-11704-REK). The complaints allege, among other things, that various mutual funds advised by Columbia Management, Columbia Wanger Asset Management, L.P. and their affiliates inappropriately used fund assets to pay brokers to promote the funds by directing fund brokerage transactions to such brokers without fully disclosing such arrangements to shareholders, and charged excessive 12b-1 fees. The plaintiffs seek, among other things, compensatory damages, punitive damages, rescission of contracts and

--------
/1/ Dukes, et al. v. Columbia Acorn Fund, et al., (D. Mass. Feb. 13, 2004); Wick, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Mar. 1, 2004); McKenna, et al. v. Columbia Acorn Fund, et al., (S.D.N.Y. Feb. 18, 2004); AB Medical Equipment Corp., et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Feb. 20, 2004); Ehrlich, et al. v. Columbia Acorn Fund, et al., (D. Mass. Mar. 1, 2004); Caprio, et al. v. Columbia Acorn Fund, et al., (D. Mass. Mar. 29, 2004); Simmonds, et al. v. Columbia Acorn Fund, et al., (S.D.N.Y. Mar. 9, 2004); Armetta v. FleetBoston Financial Corporation, et al., (D. Mass. Mar. 19, 2004); Segel, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Mar. 23, 2004); Beardsley, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Mar. 18, 2004); Slaybe, et al. v. Columbia Management Advisers, Inc., (D. Mass. Mar. 16, 2004).

restitution. The complaints in the four actions name Columbia, Columbia Management, and CFD as defendants and several Columbia Funds as nominal defendants.

DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

   The Statement of Additional Information and the Fund's website
(www.columbiafunds.com) include a description of the Fund's policies with respect to the disclosure of its portfolio holdings.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

   The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Acquiring Fund assuming a 5% return each year. The chart also assumes that the annual expense ratios stay the same throughout the 10-year period. The fee and expense information shown also assumes that all dividends and distributions are reinvested in the Acquiring Fund. The chart does not take into account any CDSC. The annual expense ratio used for the Acquiring Fund, which is the same as that stated in the Annual Fund Operating Expenses tables above, and is net of any fee waiver or expense reimbursement.

                                                    Annual Fees
          Amount  Sales Beginning   Net    Ending       and       Aggregate
         Invested Load    Value   Increase Value  Expenses(*)(**) Expenses
         -------- ----- --------- -------- ------ --------------- ---------
    Year  10,000
     1
     2
     3
     4
     5
     6
     7
     8
     9
     10

--------
(*)Annual Fees and Expenses are approximate and assume that the investor held shares of the Acquiring Fund for the entire 10-year period. Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(**)The year one Annual Fees & Expenses information shown include the dollar amount and effect of any applicable front-end sales charge of the Acquiring Fund.
/2/ Cohen, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 2, 2004); Osburn, et al. v. FleetBoston FinancialCorporation, et al., (D. Mass. Aug. 10, 2004); Slicker, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 11, 2004); Simmonds, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Sept. 8, 2004).

Appendix E -- Financial Highlights for the Acquiring Fund

   The financial highlights table below is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, other than the unaudited information for the six months ended November 30, 2004, is included in the Fund's financial statements which, have been audited by PricewaterhouseCoopers LLP, an Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

   Selected data for a share outstanding throughout each period is as follows:

                                  Six Months       Year         Period
                                    Ended          Ended        Ended              Year Ended December 31,
                                 November 30,     May 31,      May 31,    ------------------------------------
        Class A Shares               2004          2004       2003/(a)/       2002          2001           2000
        --------------           ------------   -------      --------     -------      -------         -------
                                 (unaudited)
Net asset value -- Beginning of
 Period ($)                           6.02         6.09         5.63         5.64         6.00            6.62
                                   -------      -------      -------      -------      -------         -------
Income from Investment
 Operations ($):
   Net investment income
    (loss)......................      0.18/(b)/    0.36/(b)/    0.16/(b)/    0.38/(b)/    0.48/(b)(c)/    0.58/(d)/
   Net realized and unrealized
    gain (loss) on investments
    and foreign currency........      0.39         0.01         0.46         0.05        (0.30)/(c)/     (0.62)
                                   -------      -------      -------      -------      -------         -------
Total from Investment
 Operations.....................      0.57         0.37         0.62         0.43         0.18           (0.04)
                                   -------      -------      -------      -------      -------         -------
Less Distributions Declared to
 Shareholders ($):
   From net investment
    income......................     (0.19)       (0.44)       (0.16)       (0.42)       (0.50)          (0.53)
   Return of capital............        --           --           --        (0.02)       (0.04)          (0.05)
                                   -------      -------      -------      -------      -------         -------
Total Distributions Declared to
 Shareholders...................     (0.19)       (0.44)       (0.16)       (0.44)       (0.54)          (0.58)
                                   -------      -------      -------      -------      -------         -------
Net asset value -- End of
 period ($)                           6.40         6.02         6.09         5.63         5.64            6.00
                                   -------      -------      -------      -------      -------         -------
Total return (%)/(f)/...........      9.63/(g)/    6.21        11.10/(g)/    7.97         3.07           (0.68)
                                   -------      -------      -------      -------      -------         -------
Ratios to Average Net Assets/
 Supplemental Data (%):
   Expenses/(h)/................      1.13/(i)/    1.17         1.27/(i)/    1.23         1.21            1.17
   Net investment income
    (loss)/(h)/.................      5.90/(i)/    5.90         6.52/(i)/    6.75         8.22/(c)/       9.12
Portfolio turnover rate (%).....        29/(g)/      68           59/(g)/      62          106              35
Net assets -- End of period
 (000's) ($)....................   605,709      566,269      595,223      552,737      575,791         536,481

--------
(a)The Fund changed its fiscal year from December 31 to May 31.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.60% to 8.22%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d)The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e)Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(f)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)Not annualized.
(h)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)Annualized.

                       Six Months                     Period
                         Ended        Year Ended      Ended              Year Ended December 31,
                      November 30,     May 31,       May 31,    ------------------------------------
   Class B Shares         2004           2004       2003/(a)/       2002          2001           2000
   --------------     ------------   ----------    --------     -------      -------         -------
                      (unaudited)
Net asset value --
 Beginning of
 Period ($)                6.02          6.09         5.62         5.63         6.00            6.62
                        -------       -------      -------      -------      -------         -------
Income from
 Investment
 Operations ($):
   Net investment
    income
    (loss)...........      0.16/(b)/     0.32/(b)/    0.14/(b)/    0.34/(b)/    0.44/(b)(c)/    0.53/(d)/
   Net realized and
    unrealized gain
    (loss) on
    investments
    and foreign
    currency.........      0.38          0.01         0.47         0.04        (0.32)/(c)/     (0.62)
                        -------       -------      -------      -------      -------         -------
   Total from
    Investment
    Operations.......      0.54          0.33         0.61         0.38         0.12           (0.09)
                        -------       -------      -------      -------      -------         -------
Less Distributions
 Declared to
 Shareholders ($):
   From net
    investment
    income...........     (0.17)        (0.40)       (0.14)       (0.37)       (0.45)          (0.48)
   Return of
    capital..........        --            --           --        (0.02)       (0.04)          (0.05)
                        -------       -------      -------      -------      -------         -------
Total Distributions
 Declared to
 Shareholders........     (0.17)        (0.40)       (0.14)       (0.39)       (0.49)          (0.53)
                        -------       -------      -------      -------      -------         -------
Net asset value --
 End of period ($)         6.39          6.02         6.09         5.62         5.63            6.00
                        -------       -------      -------      -------      -------         -------
Total return (%)/(f)/      9.06/(g)/     5.42        10.95/(g)/    7.17         2.12           (1.41)
                        -------       -------      -------      -------      -------         -------
Ratios to Average
 Net Assets/
 Supplemental Data
 (%):
   Expenses/(h)/.....      1.88/(i)/     1.92         2.02/(i)/    1.98         1.96            1.92
   Net investment
    income/(h)/......      5.15/(i)/     5.15         5.77/(i)/    6.00         7.47/(c)/       8.37
Portfolio turnover
 rate (%)............        29/(g)/       68           59/(g)/      62          106              35
Net assets -- End of
 period (000's) ($)..   389,012       480,345      484,540      456,563      533,406         693,733

--------
(a)The Fund changed its fiscal year from December 31 to May 31.
(b)Per share data was calculated using average shares outstanding during the period.

(c)Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 7.85% to 7.47%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d)The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e)Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(f)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g)Not annualized.
(h)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)Annualized.

                                   Six Months         Year         Period                     Year Ended
                                     Ended            Ended        Ended                     December 31,
                                  November 30,       May 31,      May 31,      ---------------------------------
        Class C Shares                2004            2004       2003/(a)/        2002          2001           2000
        --------------           ------------      -------     --------        ------      ------         ------
                                  (unaudited)
Net asset value -- Beginning of
 Period ($)                           6.02           6.09         5.63           5.64        6.00           6.62
                                    ------         ------       ------         ------      ------         ------
Income from Investment
 Operations ($):
   Net investment income
    (loss)......................      0.16/(b)/      0.33/(b)/    0.14/(b)/      0.35/(b)/   0.45/(b)(c)/   0.54/(d)(e)/
   Net realized and unrealized
    gain (loss) on investments
    and foreign currency........      0.39           0.01         0.46           0.04       (0.31)/(c)/    (0.62)
                                    ------         ------       ------         ------      ------         ------
Total from Investment
 Operations.....................      0.55           0.34         0.60           0.39        0.14          (0.08)
                                    ------         ------       ------         ------      ------         ------
Less Distributions Declared to
 Shareholders ($):
   From net investment
    income......................     (0.17)         (0.41)       (0.14)         (0.38)      (0.46)         (0.49)
   Return of capital............        --             --           --          (0.02)      (0.04)         (0.05)
                                    ------         ------       ------         ------      ------         ------
Total Distributions Declared to
 Shareholders...................     (0.17)         (0.41)       (0.14)         (0.40)      (0.50)         (0.54)
                                    ------         ------       ------         ------      ------         ------
Net asset value -- End of
 period                               6.40           6.02         6.09           5.63        5.64           6.00
                                    ------         ------       ------         ------      ------         ------
Total return (%)/(g)/...........      9.31/(h)(i)/   5.57/(h)/   10.82/(h)(i)/   7.32/(h)/   2.45          (1.26)/(h)/
                                    ------         ------       ------         ------      ------         ------
Ratios to Average Net Assets/
 Supplemental Data (%):
   Expenses/(j)/................      1.73/(k)/      1.77         1.87/(k)/      1.83        1.81           1.77/(d)/
   Net investment income
    (loss)/(j)/.................      5.30/(k)/      5.31         5.92/(k)/      6.15        7.62/(c)/      8.52/(d)/
   Waiver/reimbursement.........      0.15/(k)/      0.15         0.15/(k)/      0.15          --           0.15
Portfolio turnover rate (%).....        29/(i)/        68           59/(i)/        62         106             35
Net assets -- End of period
 (000's) ($)....................    43,506         41,520       45,572         38,923      42,906         43,538

--------
(a)The Fund changed its fiscal year from December 31 to May 31.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.00% to 7.62%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d)Net of fees waived by the distributor which amounted to $0.02 and $0.01 per share and 0.15%, and 0.15% for the periods ended December 31, 2000 and 1999 respectively.
(e)The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(f)Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(g)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h)Had the distributor not waived a portion of expenses, total return would have been reduced.
(i)Not annualized.
(j)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)Annualized.

                                 Six Months     Year        Period
                                   Ended        Ended       Ended           Year Ended December 31,
                                November 30,   May 31,     May 31,    ------------------------------
        Class Z Shares              2004        2004      2003/(a)/      2002        2001         2000
        --------------          ------------  -------     --------    -----      -----         -----
                                (unaudited)
Net asset value -- Beginning
 of Period ($)                      5.98        6.05        5.59       5.62       5.99          6.62
                                   -----       -----       -----      -----      -----         -----
Income from Investment
 Operations ($):
   Net investment income.......     0.19/(c)/   0.38/(c)/   0.17/(c)/  0.39/(c)/  0.49/(c)(d)/  0.59/(e)/
   Net realized and
    unrealized gain (loss)
    on investments and
    foreign currency...........     0.38        0.01        0.45       0.03      (0.31)/(d)/   (0.63)
                                   -----       -----       -----      -----      -----         -----
Total from Investment
 Operations....................     0.57        0.39        0.62       0.42       0.18         (0.04)
                                   -----       -----       -----      -----      -----         -----
Less Distributions Declared
 to Shareholders:
   From net investment
    income.....................    (0.20)      (0.46)      (0.16)     (0.43)     (0.51)        (0.54)
   Return of capital...........       --          --          --      (0.02)     (0.04)        (0.05)
                                   -----       -----       -----      -----      -----         -----
Total Distributions Declared to
 Shareholders..................    (0.20)      (0.46)      (0.16)     (0.45)     (0.55)        (0.59)
                                   -----       -----       -----      -----      -----         -----
Net asset value -- End of
 period ($)                         6.35        5.98        6.05       5.59       5.62          5.99
                                   -----       -----       -----      -----      -----         -----
Total return (%)/(g)/..........     9.66/(h)/   6.52       11.29/(h)/  7.87       3.14         (0.59)
                                   -----       -----       -----      -----      -----         -----
Ratios to Average Net Assets/
 Supplemental Data (%):
   Expenses/(i)/...............     0.89/(j)/   0.93        1.03/(j)/  0.99       0.98          0.93
   Net investment income
    (loss)/(i)/................     6.14/(j)/   6.15        6.76/(j)/  6.99       8.45/(d)/     9.36
Portfolio turnover rate (%)....       29/(h)/     68          59/(h)/    62        106            35
Net assets -- End of period
 (000's) ($)...................    9,810       1,150       1,188          3      1,860             1

--------
(a)The Fund changed its fiscal year from December 31 to May 31.
(b)Class Z shares were initially offered on January 29, 1999. Per share data and total return reflect activity from that date.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.84% to 8.45%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(e)The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(f)Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(g)Total return at net asset value assuming all distributions reinvested.
(h)Not annualized.
(i)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)Annualized.

             Appendix F -- Comparison of Organizational Documents

   As a series of Nations Funds Trust, the Acquired Fund is subject to the provisions of Nations Funds Trust's agreement and declaration of trust and bylaws, as well as Delaware law. As a series of Trust I, the Acquiring Fund is subject to the provisions of Trust I's agreement and declaration of trust and bylaws, as well as Massachusetts law. If, as is expected, the Acquiring Fund is reorganized as a newly-formed series of Columbia Funds Trust IX, then the Acquiring Fund will be subject to the provisions of Columbia Funds Trust IX's agreement and declaration of trust and bylaws, as amended and restated effective [August 1, 2005], as well as Massachusetts law. The following chart compares the organizational documents of the Acquired Fund (left column) with the organizational documents of the Acquiring Fund as currently in effect (middle column) and with the organizational documents of the Acquiring Fund if the proposal to reorganize the Acquiring Fund is approved (right column).

                             Nations Funds Trust           Columbia Funds Trust I          Columbia Funds Trust IX
                       ------------------------------- ------------------------------- -------------------------------
Shareholder Liability: A shareholder or former         A shareholder or former         A shareholder or former
                       shareholder held to be          shareholder held to be          shareholder held to be
                       personally liable solely by     personally liable solely by     personally liable solely by
                       reason of his or her being or   reason of his or her being or   reason of his or her being or
                       having been a shareholder       having been a shareholder       having been a shareholder
                       and not because of his or her   and not because of his or her   and not because of his or her
                       acts or omissions or for some   acts or omissions or for some   acts or omissions or for some
                       other reason is entitled out of other reason is entitled out of other reason is entitled out of
                       the assets of the Trust to be   the assets of the series of     the assets of the series (or
                       held harmless from and          which he or she is a            attributable to the class) of
                       indemnified against all loss    shareholder or former           which he or she is a
                       and expense arising from        shareholder to be held          shareholder or former
                       such liability.                 harmless from and               shareholder to be held


                      Nations Funds Trust         Columbia Funds Trust I        Columbia Funds Trust IX
                   -------------------------- ------------------------------ ------------------------------
                                              indemnified against all loss   harmless from and
                                              and expense arising from       indemnified against all loss
                                              such liability.                and expense arising from
                                                                             such liability.

                   No recital requirement.    Every note, bond, contract,    Every note, bond, contract,
                                              instrument, certificate or     instrument, certificate or
                                              undertaking made or issued     undertaking made or issued
                                              by any Trustees or Trustee or  by any Trustees or Trustee or
                                              by any officers or officer     by any officers or officer
                                              must recite that the same was  must recite that the same was
                                              executed or made by or on      executed or made by or on
                                              behalf of the Trust and that   behalf of the Trust and that
                                              obligations of such            obligations of such
                                              instrument are not binding on  instrument are not binding on
                                              any of them or shareholders    any of them or shareholders
                                              individually.                  individually.

Shareholder Voting Shareholders have only the Shareholders have the power    Shareholders have the power
Rights:            voting powers expressly    to vote only (i) for the       to vote only (i) for the
                   granted under Delaware law election or removal of         election or, to the extent
                   as applicable to business  Trustees; (ii) with respect to required by law, removal of trusts or the 1940 Act and any investment adviser; (iii)  Trustees; (ii) with respect to
                   with respect to matters    with respect to any            any termination, by the
                   deemed desirable and as    termination, by the            shareholders, of the Trust or

     Nations Funds Trust        Columbia Funds Trust I        Columbia Funds Trust IX
  -------------------------- ----------------------------- ------------------------------
  authorized by the Board of shareholders, of the Trust or series or class of the Trust;
  Trustees.                  series or class of the Trust; (iii) with respect to
                             (iv) with respect to any      derivative actions (iv) with
                             amendment, by the Trustees    respect to any other matters
                             that requires shareholder     required by law, the
                             authorization; (v) with       organizational documents or
                             respect to derivative actions deemed desirable by the
                             similar to a Massachusetts    Board of Trustees.
                             corporation; and (vi) with
                             respect to any other matters
                             required by law, the
                             organizational documents, or
                             deemed desirable by the
                             Board of Trustees.

  No demand requirement      No demand requirement         No shareholder may bring a
                                                           derivative claim without first
                                                           requesting the Trustees to
                                                           bring or maintain such
                                                           action, proceeding or claim.
                                                           Such demand shall be
                                                           excused only when the
                                                           plaintiff makes a specific
                                                           showing that irreparable
                                                           injury to the Trust or series
                                                           would otherwise result.

                   Nations Funds Trust            Columbia Funds Trust I         Columbia Funds Trust IX
             -------------------------------- ------------------------------- ------------------------------
             On a record date, each           On a record date, each          Each whole share (or
             outstanding share or             outstanding share or            fractional share) outstanding
             fractional share is entitled to  fractional share is entitled to on the record date is entitled
             one vote or a proportional       one vote or a proportional      to a number of votes on any
             fractional vote.                 fractional vote.                matter which it is entitled to
                                                                              vote equal to the net asset
                                                                              value of the share (or
                                                                              fractional share) in U.S.
                                                                              dollars determined at the
                                                                              close of business on the
                                                                              record date (for example, a
                                                                              share having a net asset value
                                                                              of $10.50 would be entitled
                                                                              to 10.5 votes).

Shareholders Shareholders have no specific    Shareholders have no specific   Shareholders have no
Meetings:    right to call meetings except    right to call meetings, except  specific right to call
             special meetings to remove       as may be required by           meetings, except as may be
             Trustees, and then only if and   applicable law, including the   required by applicable law,
             to the extent that the SEC       Investment Company Act of       including the Investment
             takes the position by rule,      1940.                           Company Act of 1940.
             interpretive or other public
             release, or by no-action letter,
             that Section 16(c) of the 1940
             Act gives them such right.

                          Nations Funds Trust           Columbia Funds Trust I        Columbia Funds Trust IX
                     ------------------------------ ------------------------------ ------------------------------
Shareholder          33 1/3% of the shares entitled 30% of the shares entitled to  30% of the shares entitled to
Quorum:              to vote at the meeting, except vote at the meeting except     vote at the meeting except
                     when a larger quorum is        when a larger quorum is        when a larger quorum is
                     required by applicable law or  required by applicable law or  required by applicable law or
                     the Declaration of Trust.      the Declaration of Trust.      the Declaration of Trust.

Shareholder Consent: Shareholder action may be      Shareholder action may be      Shareholder action may be
                     taken without a meeting if a   taken without a meeting if a   taken without a meeting if a
                     majority of the shareholders   majority of the shareholders   majority of the shareholders
                     entitled to vote on the matter entitled to vote on the matter entitled to vote on the matter
                     consent in writing and such    consent in writing and such    consent in writing and such
                     written consents are filed     written consents are filed     written consents are filed
                     with the records of the        with the records of the        with the records of the
                     meetings of shareholders.      meetings of shareholders.      meetings of shareholders.

Notice to            Notice of shareholder          Written notice of shareholder  Notice of shareholder
Shareholders:        meetings is to be mailed,      meetings must be given not     meetings is to be mailed,
                     postage prepaid, or sent by    less than seven days in        postage prepaid, or sent by
                     facsimile or other electronic  advance.                       facsimile or other electronic
                     submission between 7-120                                      submission not less than
                     days before the meeting.                                      seven days before the date of
                     Notice may also be given                                      such meeting.
                     personally or by telephone.

                     Notice shall specify the       Notice is not expressly        Notice is not expressly
                     general nature of the business required to include the        required to include the
                     to be transacted.

  -----------------------------------------------------------------------------
                          Nations Funds Trust          Columbia Funds Trust I        Columbia Funds Trust IX
                     ----------------------------- ------------------------------ -----------------------------
                                                   purpose for which the          purpose for which the
                                                   meeting is called.             meeting is called.

Shareholder Proxies: Shareholders may put a        Shareholders may put a         Shareholders may put a
                     proxy in place for a duration proxy in place for a duration  proxy in place for a duration
                     of up to eleven months unless of up to six months.           of up to six months.
                     otherwise provided in the
                     proxy.

Trustee's Power to   The Declaration of Trust may  The Declaration of Trust may   The Declaration of Trust
Amend Declaration    be amended by the Trustees    be amended at any time by an   may be amended at any time
of Trust:            without shareholder approval  instrument in writing signed   by an instrument in writing
                     unless expressly required by  by a majority of the then      signed by a majority of the
                     the 1940 Act or Delaware      Trustees when authorized so    then Trustees, provided that,
                     law or submitted to           to do by vote of a majority of for non-ministerial
                     shareholders at the Trustee's the shares entitled to vote    amendments, notice is
                     discretion. Notice must be    with respect to such           mailed to shareholders upon
                     given to all shareholders who amendment, except that         the same day such
                     purchase shares that the      shareholder authorization is   amendment is effective.
                     Declaration of Trust may be   not required for amendments
                     so amended.                   to change the name of the
                                                   Trust, supply any omission,
                                                   cure any ambiguity or cure,
                                                   correct or supplement any
                                                   defective or inconsistent
                                                   provision.

  -----------------------------------------------------------------------------
                           Nations Funds Trust           Columbia Funds Trust I          Columbia Funds Trust IX
                      ------------------------------ ------------------------------- -------------------------------
Termination of Trust  To the extent the 1940 Act     Shareholders have the right     Shareholders have the right
or Series of Trust    expressly grants shareholders  to terminate the Trust, or      to terminate the Trust, or
(Liquidation):        the power to vote on such      series or class, upon approval  series or class, upon approval
                      terminations, the Trust or any of at least 66 2/3% of the      of at least 66 2/3% of the
                      series thereof may be          outstanding shares of the       outstanding shares of the
                      terminated by a majority of    Trust or the affected series or Trust or the affected series or
                      the outstanding shares of the  class.                          class.
                      Trust or the affected series.

                      Trustees may terminate the     Trustees may terminate the      Trustees may terminate the
                      Trust, or any series thereof,  Trust or series without         Trust, or any series or class,
                      without shareholder approval   shareholder approval by         without shareholder approval
                      by written notice to           written notice to the           by written notice to
                      shareholders, unless the 1940  shareholders.                   shareholders.
                      Act expressly grants
                      shareholders the right to vote
                      on such terminations.

Merger or             The Declaration of Trust       Shareholders have no express    The Declaration of Trust
Consolidation         provides that a consolidation, right under the Declaration of  provides that a consolidation,
of Trust or Series of merger or transfer may be      Trust to vote on mergers or     merger or transfer may be
Trust:                authorized by the Board of     consolidations.                 authorized by vote of a
                      Trustees without shareholder                                   majority of the Trustees then
                      approval with written notice                                   in office without shareholder
                      to the shareholders, except to                                 approval, unless otherwise
                                                                                     required by law.

                         Nations Funds Trust            Columbia Funds Trust I        Columbia Funds Trust IX
                    ------------------------------ -------------------------------- ----------------------------
                    the extent the 1940 Act
                    expressly grants shareholders
                    the power to vote on such
                    transactions.

Removal of          A Trustee may be removed       Trustee may be removed,          A Trustee may be removed,
Trustees:           with or without cause by a     with or without cause, by (i)    with or without cause, by a
                    written instrument signed by   a majority of Trustees then in   majority of Trustees then in
                    at least two-thirds of the     office or (ii) by a vote of two- office.
                    other Trustees specifying the  thirds of the holders of
                    effective date of removal;     outstanding shares, with, at a
                    however, a Trustee who         meeting called for the
                    requests to be retired, or who purpose.
                    has become physically or
                    mentally incapacitated or is
                    otherwise unable to serve
                    fully may be retired by
                    written instrument signed by
                    a majority of the other
                    Trustees specifying the
                    effective date of removal.

Trustee Committees: A committee formed has the     Not limited.                     Not limited.
                    authority of the Board of
                    Trustees except with respect
                    to: approving any action

                        Nations Funds Trust         Columbia Funds Trust I        Columbia Funds Trust IX
                   ----------------------------- ----------------------------- -----------------------------
                   which, under applicable law,
                   requires shareholder approval
                   or Board approval; filling
                   vacancies on the board or any
                   committees; fixing
                   compensation of the Trustees
                   for serving on the Board or
                   any committee; amending or
                   repealing the Declaration of
                   Trust; amending or repealing
                   any Board resolution that by
                   its terms is not amendable or
                   repealable; and appointing
                   any other committee or
                   committee members.

Trustee Liability: Trustees are not personally   Trustees are not personally   Trustees are not personally
                   liable for claims against the liable for claims against the liable for claims against the
                   Trust or for any neglect or   Trust or for any neglect or   Trust or for any neglect or
                   wrongdoing of any officer,    wrongdoing of any officer,    wrongdoing of any officer,
                   agent, employee, investment   agent, employee, investment   agent, employee, investment
                   adviser, or principal         adviser, or principal         adviser, or principal
                   underwriter of the Trust.     underwriter of the Trust.     underwriter of the Trust.
                   Each Trustee is not           Each Trustee is not           Each Trustee is not
                   responsible for the act or    responsible for the act or    responsible for the act or

                       Nations Funds Trust           Columbia Funds Trust I
                 ------------------------------- ------------------------------
                 omission of any other Trustee
                 and may be liable only by
                 reason of willful
                 misfeasance, bad faith, gross
                 negligence or reckless
                 disregard of the duties
                 involved in the conduct of his
                 office; personal benefit being
                 improperly received, whether
                 or not benefit resulted from
                 an action taken in the
                 person's official capacity;
                 breach of a duty to the Trust,
                 unless as the result of certain
                 disabling conduct.

Trustee          In actions other than by the    The Declaration of Trust
Indemnification: Trust, the Declaration of       states that the Trust will
                 Trust states that the Trust     indemnify each of its
                 indemnifies each person who     Trustees and officers against
                 is or has been a Trustee,       all liabilities and expenses,
                 officer, employee or other      including amounts paid in
                 agent of the Trust against all  satisfaction of judgments, in
                 amounts actually and            compromise, as fines and
                 reasonably incurred in          penalties, and as counsel

                    Columbia Funds Trust IX
                 ------------------------------
                 omission of any other
                 Trustee and may be liable
                 only by reason of willful
                 misfeasance, bad faith, gross
                 negligence or reckless
                 disregard of the duties
                 involved in the conduct of
                 his office.








Trustee          The Bylaws state that the
Indemnification: Trust will indemnify each of
                 its Trustees and officers who
                 are not employees or officers
                 of any investment adviser to
                 the Trust or any affiliated
                 person thereof and may
                 indemnify each of its officers
                 who are employees or

        Nations Funds Trust            Columbia Funds Trust I         Columbia Funds Trust IX
  ------------------------------- -------------------------------- ------------------------------
  connection with proceedings     fees, reasonably incurred by     officers of any investment
  as a result of the person being such person while in office or   adviser to the Trust or any
  a Trustee, officer, employee    thereafter, by reason of the     affiliated person thereof
  or agent of the Trust if the    indemnified person's service     against all liabilities and
  person acted in good faith and  as a Trustee or officer. The     expenses, including amounts
  reasonably believed: in the     Trust will not indemnify its     paid in satisfaction of
  case of conduct in his official Trustees and officers against    judgments, in compromise, as
  capacity as a Trustee, that his any liability to the Trust or to fines and penalties, and as
  conduct was in the Trust's      its shareholders to which he     counsel fees, reasonably
  best interests; in all other    or she would otherwise be        incurred by such person while
  cases, that his conduct was at  subject by reason of willful     in office or thereafter, by
  least not opposed to the        misfeasance, bad faith, gross    reason of the indemnified
  Trust's best interests; and in  negligence or reckless           person's service as a Trustee
  the case of criminal            disregard of the duties          or officer. The Trust will not
  proceedings, that he had no     involved in the conduct of       indemnify its Trustees and
  reasonable cause to believe     such person's office.            officers against any liability
  the conduct was unlawful.                                        to the Trust or to its
                                  Under the Declaration of         shareholders to which he or
  In actions by the Trust, the    Trust, in the absence of a       she would otherwise be
  Trust indemnifies each          final decision on the merits     subject by reason of willful
  person who is or has been a     by an adjudicating body that     misfeasance, bad faith, gross
  Trustee, officer, employee or   such person is liable by         negligence or reckless
  other agent of the Trust        reason of willful                disregard of the duties
  against all amounts actually    misfeasance, bad faith, gross    involved in the conduct of his
  and reasonably incurred by      negligence or reckless           office.

        Nations Funds Trust           Columbia Funds Trust I        Columbia Funds Trust IX
  ------------------------------- ------------------------------ ------------------------------
  that person in connection       disregard of the duties        Under the Bylaws, in the
  with the defense or             involved in the conduct of     absence of a final decision on
  settlement of that action as a  their office, indemnification  the merits by an adjudicating
  result of the person's being a  will be provided if (a)        body that such person has not
  Trustee, officer, employee or   approved as in the best        acted in good faith in the
  agent of the Trust if the       interests of the Trust, after  reasonable belief that such
  person acted in good faith, in  notice that it involves such   person's action was in the
  a manner that the person        indemnification, by at least a best interests of the Trust or
  believed to be in the best      majority of the disinterested  is liable to the Trust or its interests of the Trust and with Trustees acting on the matter  Shareholders by reason of
  such care, including            (provided that a majority of   willful misfeasance, bad
  reasonable inquiry, as an       the disinterested Trustees     faith, gross negligence or
  ordinarily prudent person in a  then in office act on the      reckless disregard of the
  like position would use under   matter) upon a determination,  duties involved in the
  similar circumstances.          based upon a review of         conduct of his or her office,
                                  readily available facts, that  indemnification will be
  Indemnification will not be     such person is not liable to   provided if (a) approved,
  provided for amounts paid in    the Trust or its shareholders  after notice that it involves
  settling or otherwise           by reason of willful           such indemnification, by at
  disposing of threatened or      misfeasance, bad faith, gross  least a majority of the
  pending action, with or         negligence or reckless         disinterested Trustees acting
  without court approval, or the  disregard of the duties        on the matter (provided that a
  expenses incurred in            involved in the conduct of his majority of the disinterested
  defending a threatened or       or her office or (b) there has Trustees then in office act on
  pending action which is         been obtained an opinion in    the matter) upon a

       Nations Funds Trust          Columbia Funds Trust I           Columbia Funds Trust IX
  ----------------------------- ------------------------------- ---------------------------------
  settled or otherwise disposed writing of independent legal    determination, based upon a
  of without approval, unless   counsel to the effect that such review of readily available
  approved by a majority of a   indemnification would not       facts, that such person has
  quorum of disinterested       protect such person against     acted in good faith in the
  Trustees who are not parties  any liability to the Trust to   reasonable belief that such
  to the proceedings, or a      which such person would         person's action was in the
  written opinion by legal      otherwise be subject by         best interests of the Trust and
  counsel that indemnification  reason of willful               is not liable to the Trust or its
  is proper because such person misfeasance, bad faith, gross   shareholders by reason of
  met the applicable standard   negligence or reckless          willful misfeasance, bad
  of conduct and is not         disregard of the duties         faith, gross negligence or
  prohibited from               involved in the conduct of his  reckless disregard of the
  indemnification.              or her office.                  duties involved in the
                                                                conduct of his or her office
                                                                or (b) there has been
                                                                obtained an opinion in
                                                                writing of independent legal
                                                                counsel, based upon a review
                                                                of readily available facts to
                                                                the effect that such person
                                                                appears to have acted in good
                                                                faith in the reasonable belief
                                                                that such person's action was
                                                                in the best interests of the
                                                                Trust and that such

                      Nations Funds Trust           Columbia Funds Trust I         Columbia Funds Trust IX
                ------------------------------- ------------------------------- -----------------------------
                                                                                indemnification would not
                                                                                protect such person against
                                                                                any liability to the Trust to
                                                                                which such person would
                                                                                otherwise be subject by
                                                                                reason of willful
                                                                                misfeasance, bad faith, gross
                                                                                negligence or reckless
                                                                                disregard of the duties
                                                                                involved in the conduct of
                                                                                his or her office.

Legal Expenses: The Declaration of Trust        The Declaration of Trust        The Bylaws state that legal
                states that legal expenses      states that legal expenses      expenses may be paid from
                may be paid from time to        may be paid from time to        time to time by the Trust in
                time by the Trust in advance    time by the Trust in advance    advance of the final
                of the final disposition of any of the final disposition of any disposition of any such
                such proceeding if the Trust    such proceeding if the Trust    proceeding if the Trust
                receives a written              receives a written              receives a written
                undertaking by the              undertaking by the              undertaking by the
                indemnified person to           indemnified person to           indemnified person to
                reimburse the Trust in the      reimburse the Trust in the      reimburse the Trust in the
                event it is subsequently        event it is subsequently        event it is subsequently
                determined that the             determined that the             determined that the
                indemnified person is not       indemnified person is not       indemnified person is not
                entitled to such                entitled to such                entitled to such

        Nations Funds Trust           Columbia Funds Trust I         Columbia Funds Trust IX
  ------------------------------- ------------------------------ -------------------------------
  indemnification and (a) the     indemnification and (a) the    indemnification and (a) the
  indemnified person provides     indemnified person provides    indemnified person provides
  security for his undertaking,   security for his undertaking,  security for his undertaking,
  or (b) the Trust is insured     or (b) the Trust is insured    or (b) the Trust is insured
  against losses arising by       against losses arising by      against losses arising by
  reason of any lawful            reason of any lawful           reason of any lawful
  advances, or (c) a majority of  advances, or (c) a majority of advances, or (c) a majority of
  the disinterested, non-party    the disinterested, non-party   the disinterested, non-party
  Trustees or an independent      Trustees, provided that a      Trustees, provided that a
  legal counsel determines that   majority of the disinterested  majority of the disinterested there is reason to believe that Trustees act on the matter, or Trustees act on the matter, or
  the indemnified person          an independent legal counsel,  an independent legal counsel,
  ultimately will be found        as expressed in a written      as expressed in a written
  entitled to indemnification.    opinion, determines that there opinion, determines that
                                  is reason to believe that the  there is reason to believe that
                                  indemnified person             the indemnified person
                                  ultimately will be found       ultimately will be found
                                  entitled to indemnification.   entitled to indemnification.

                        COLUMBIA STRATEGIC INCOME FUND
                      A SERIES OF COLUMBIA FUNDS TRUST I

                                   Form N-14
                                    Part B

                      STATEMENT OF ADDITIONAL INFORMATION

                              [          ], 2005

   This Statement of Additional Information (the "SAI") relates to the proposed merger (the "Merger") of Nations Strategic Income Fund, a series of Nations Funds Trust, (the "Acquired Fund"), by Columbia Strategic Income Fund, a series of Columbia Funds Trust I (the "Acquiring Fund"). This SAI contains information which may be of interest to shareholders but which is not included in the
Prospectus/Proxy Statement dated [          ], 2005 (the "Prospectus/Proxy
Statement") which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor for accounting purposes

   This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

TABLE OF CONTENTS

 Additional Information about the Acquiring Fund..........................  2
 Fund Charges and Expenses................................................  2
 Trustees and Trustees' Fees..............................................  3
 Trustees and Officers....................................................  5
 Disclosure of Portfolio Information......................................  5
 Portfolio Manager........................................................  6
 Independent Registered Accounting Firm of the Funds--Financial Statements  9
 Appendix A--Statement of Additional Information of the Acquiring Fund.... 10

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND

   Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated October 1, 2004, as supplemented.

FUND CHARGES AND EXPENSES

Recent Fees Paid to the Advisor, CFD and CFS (dollars in thousands)

                                                                                 Year ended
                                           Year ended May 31,   Five months     December 31,
                                           ------------------      ended      ---------------
                                           2005     2004      May 31, 2003(a)  2002     2001
                                           -------  ------    --------------- ------  -------
Management Fee............................  $      $8,539         $3,534      $8,711  $10,406
Bookkeeping fee...........................            418            211         553      548
Shareholder service and transfer agent fee          2,806          1,634       3,888    4,183
12b-1 fees:
   Service fee (Class A)..................          1,412            557       1,339    1,285
   Service fee (Class B)..................          1,095            457       1,134    1,469
   Service fee (Class C)..................            105             41          94      104
   Service fee (Class J)..................            588            261         672      982
   Distribution fee (Class B).............          3,436          1,444       3,606    4,751
   Distribution fee (Class C).............            331            130         297      335
   Distribution fee (Class J).............            861            383         993    1,476
   Fees waived by CFD (Class C)...........            (66)           (26)        (59)     (65)

--------
(a)The Fund changed its fiscal year end from December 31 to May 31 in 2003.

Brokerage Commissions (dollars in thousands)

                                                                              Year ended
                                           Year ended May 31,   Five months   December 31,
                                           ------------------      ended      ------------
                                           2005      2004     May 31, 2003(a) 2002   2001
                                           ----      ----     --------------- ----   ----
  Total commissions.......................  $         $1            $0         $0    $11
  Directed transactions(b)................             0             0          0      0
  Commissions on directed transactions....             0             0          0      0

--------
(a)The Fund changed its fiscal year end from December 31 to May 31 in 2003.
(b)See "Management of the Fund" in Part 2 of this SAI

   At May 31, 2005, the Fund held securities of their regular brokers or dealers as set forth below:

          Fund                      Broker/Dealer Value (in thousands)
          ----                      ------------- --------------------
          Acquiring Fund...........

TRUSTEES AND TRUSTEES' FEES

   For the fiscal year ended May 31, 2005 and the calendar year ended December 31, 2004, the Trustees received the following compensation for serving as
Trustees:

                                                                   Total Compensation
                                                 Aggregate                from
                                               Compensation         the Fund Complex
                      Pension or Retirement from the Acquiring  Paid to the Trustees for
                       Benefits Accrued as  Fund for the Fiscal    the Calendar Year
                          part of Fund          Year Ended               Ended
Trustee(a)                 Expenses(b)         May 31, 2005       December 31, 2004(a)
----------            --------------------- ------------------- ------------------------
Douglas A. Hacker....          N/A                  $                   $135,000
Janet Langford Kelly.          N/A                                       148,500
Richard W. Lowry.....          N/A                                       150,700
William E. Mayer.....          N/A                                       166,700
Charles R. Nelson....          N/A                                       141,500
John J. Neuhauser....          N/A                                       158,284
Patrick J. Simpson(c)          N/A                                       129,000
Thomas E. Stitzel....          N/A                                       149,000
Thomas C. Theobald(d)          N/A                                       172,500
Anne-Lee Verville(e).          N/A                                       157,000
Richard L. Woolworth.          N/A                                       131,000

--------
(a)As of December 31, 2004, the Fund Complex consisted of 127 open-end and 11 closed-end management investment company portfolios. Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth, then directors/trustees of the Columbia Funds, were appointed to the board of trustees of the Liberty Funds and Stein Roe Funds. Also effective October 8, 2003, the trustees of the Liberty Funds and the Stein Roe Funds were elected as directors/trustees of the Columbia Funds. A single combined board of trustees/directors now oversees all of the Liberty Funds, Stein Roe Funds and Columbia Funds. The All-Star Funds, Columbia Management Multi-Strategy Hedge Fund, LLC, the Galaxy Funds, the Acorn Funds and the WAT Funds each have separate boards of trustees/directors.
(b)The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(c)During the fiscal year ended May 31, 2005, Mr. Simpson deferred [$1,518] of his compensation from the Acquiring Fund, pursuant to the deferred compensation plan.
(d)During the fiscal year ended May 31, 2005 and the calendar year ended December 31, 2004, Mr. Theobald deferred [$2,046] of his compensation from the Acquiring Fund, and $90,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Theobald's account under that plan was $157,328.
(e)During the fiscal year ended May 31, 2005 and the calendar year ended December 31, 2004, Ms. Verville deferred [$1,703] of her compensation from the Acquiring Fund, and $55,000 of her total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Ms. Verville's account under that plan was $653,275.

Audit Committee

   For the fiscal year ended May 31, 2005, the Audit Committee convened [ten] times.

Governance Committee

   For the fiscal year ended May 31, 2005, the Governance Committee convened [five] times.

Advisory Fees & Expenses Committee

   For the fiscal year ended May 31, 2005, the Advisory Fees & Expenses Committee convened [seven] times.

Compliance Committee

   For the fiscal year ended May 31, 2005, the Compliance Committee convened [one] time.

Investment Oversight Committee

   For the fiscal year ended May 31, 2005, the Investment Oversight Committee
convened [      ] times.

Share Ownership

   The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2004 (i) in each Fund and (ii) in the funds in the Fund Complex.

                                                     Aggregate Dollar
                                                      Range of Equity
                                                    Securities Owned in
                            Dollar Range of Equity All Funds Overseen by
                             Securities Owned in        Trustee in
       Name of Trustee        the Acquiring Fund       Fund Complex
       ---------------      ---------------------- ---------------------
       Douglas A. Hacker...           $0              Over $100,000
       Janet Langford Kelly           $0              Over $100,000
       Richard W. Lowry....           $0              Over $100,000
       Charles R. Nelson...           $0              Over $100,000
       John J. Neuhauser...           $0              Over $100,000
       Patrick J. Simpson..           $0              Over $100,000
       Thomas E. Stitzel...           $0              Over $100,000
       Thomas C. Theobald..           $0              Over $100,000
       Anne-Lee Verville(a)           $0              Over $100,000
       Richard L. Woolworth           $0              Over $100,000

       Interested Trustee
       William E. Mayer....           $0             $50,001-$100,000

Sales Charges (dollars in thousands)

Class A Shares

                                                                                       Year ended
                                                    Year ended May 31,   Five months   December 31,
                                                    -----------------       ended      ----------
                                                    2005      2004     May 31, 2003(a) 2002   2001
                                                    ----      -----    --------------- ----  -----
Aggregate initial sales charges on Fund share sales  $       $ 506          $173       $286  $ 476
Initial sales charges retained by CFD..............             54            20         32     57
Aggregate CDSC on Fund redemptions retained
  by CFD...........................................             (b)            2          1     (b)

Class B Shares

                                                                                Year ended
                                            Year ended May 31,   Five months   December 31,
                                            ------------------      ended      -------------
                                            2005      2004     May 31, 2003(a)  2002   2001
                                            ----      ----     --------------- ------ ------
Aggregate CDSC on Fund redemptions retained
  by CFD...................................  $        $999          $537       $1,470 $1,474

Class C Shares

                                                                                      Year ended
                                                   Year ended May 31,   Five months   December 31,
                                                   ------------------      ended      ------------
                                                   2005      2004     May 31, 2003(a) 2002   2001
                                                   ----      ----     --------------- ----   ----
Aggregate CDSC on Fund redemptions retained by CFD           $10            $3         $8     $8

--------
(a)The Fund changed its fiscal year end from December 31 to May 31 in 2003.
(b)Rounds to less than one.

Sales-Related Expenses (dollars in thousands)

                                                 Year ended May 31, 2005
                                             -------------------------------
                                             Class A Class B Class C Class J
                                             ------- ------- ------- -------
    Fees to FSFs............................   $       $       $       $
    Cost of sales material relating to the
      Fund (including printing and mailing
      expenses).............................
    Allocated travel, entertainment and
      other promotional expenses (including
      advertising)..........................

TRUSTEES AND OFFICERS

Trustee Positions

   As of December 31, 2004, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Fund Complex or any person controlling, controlled by or under common control with any such entity.

DISCLOSURE OF PORTFOLIO INFORMATION

   The Trustees of the Columbia Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Columbia Management, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Fund's policies are described below. The Trustees shall be updated as needed regarding the Fund's compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of Columbia Management and its affiliates. The Fund's policies prohibit Columbia Management and the Fund's other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Fund's shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

   Public Disclosures. The Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the Fund's website at www.columbiafunds.com. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Fund's fiscal year). Shareholders may obtain the Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

   The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:


                    Frequency of Information                  Date of Web
    Type of Fund            Provided           Disclosure       Posting
    ------------    ------------------------ --------------  --------------
    Equity Funds...      Monthly             Full portfolio  30 calendar
                                             holdings        days after
                                             information.    month-end.

    Fixed Income         Quarterly           Full portfolio  60 calendar
      Funds........                          holdings        days after
                                             information.    quarter-end.

   The scope of the information provided relating to the Fund's portfolio that is made available on the website may change from time to time without prior notice.

   For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling the Fund's distributor, Columbia Funds Distributor, Inc. at the address listed on the cover of this SAI.

   A Fund, Columbia Management or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

   Other Disclosures. The Fund's policies provide that non-public disclosures of the Fund's portfolio holdings may be made if (1) the Fund has a legitimate business purpose for making such disclosure, (2) the Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

   The Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to Columbia Management and its affiliates, these service providers include the Fund's custodian and sub-custodians, the Fund's independent registered public accounting firm, legal counsel, and financial printers, which currently include R.R. Donnelly & Sons and Bowne & Co., Inc., and the Fund's proxy voting service, currently Alamo Direct Mail Services, Inc. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. The Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

   Certain clients of the Fund's investment adviser(s) may follow a strategy similar to that of the Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.

PORTFOLIO MANAGER

Other Accounts Managed by Portfolio Manager

   The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Acquiring Fund's portfolio manager managed as of the Acquiring Fund's fiscal year-end.

                        Other SEC-registered open-end Other pooled investment
     Portfolio Manager  and closed-end funds              vehicles             Other accounts
     -----------------  ----------------------------  ----------------------  ---------------
                        Number of                     Number of               Number of
                        accounts         Assets       accounts      Assets    accounts  Assets
                        ---------        ------       ---------     ------    --------- ------
     Laura A. Ostrander   [    ]         [    ]         [    ]      [    ]      [    ]  [    ]

   See "Potential Conflicts of Interest in Managing Multiple Accounts" below for information on how Columbia Management Advisors, Inc. ("Columbia"), the Acquiring Fund's investment adviser, addresses potential conflicts of interest resulting from an individual's management of more than one account.

Ownership of Securities

   The table below shows the dollar ranges of shares of the Acquiring Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio manager listed above at the end of the Fund's most recent fiscal year:

                           Dollar Range of Equity Securities in the Fund
        Portfolio Manager               Beneficially Owned
        -----------------  ---------------------------------------------
        Laura A. Ostrander                   [        ]

Compensation

   As of the Acquiring Fund's most recent fiscal year end, the portfolio manager received all of the portfolio manager's compensation from Columbia and its parent company, Columbia Management Group, Inc., in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, Columbia generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmark noted below, emphasizing the manager's three- and five-year performance. Columbia may also consider the portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

                    Portfolio Manager  Performance Benchmark
                    -----------------  ---------------------
                    Laura A. Ostrander      [          ]

   The size of the overall bonus pool each year is determined by Columbia Management Group, Inc. and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and Columbia's profitability for the year, which is influenced by assets under management.

Potential Conflicts of Interest in Managing Multiple Accounts

   Like other investment professionals with multiple clients, a portfolio manager for the Acquiring Fund may face certain potential conflicts of interest in connection with managing both the Acquiring Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Columbia believes are faced by investment professionals at most major financial firms. Columbia and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

   The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

   These potential conflicts may include, among others:

  . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

  . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

  . The trading of other accounts could be used to benefit higher-fee accounts (front- running).

  . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

   Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Columbia's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

   A potential conflict of interest may arise when the Acquiring Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Acquiring Fund as well as other accounts, Columbia's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Acquiring Fund or another account if one account is favored over another in allocating the securities purchased or sold
- for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

   "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Columbia and the Acquiring Fund's Trustees have adopted compliance procedures that provide that any transactions between the Acquiring Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

   Another potential conflict of interest may arise based on the different investment objectives and strategies of the Acquiring Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Acquiring Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Acquiring Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

   The Acquiring Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

   The Acquiring Fund's portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Acquiring Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

   Columbia or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

   The Acquiring Fund's portfolio manager may also face other potential conflicts of interest in managing the Acquiring Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Acquiring Fund and other accounts. In addition, the Acquiring Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at Columbia, including the Acquiring Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by Columbia and the Acquiring Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Acquiring Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE FUNDS

   PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is Independent Registered Public Accounting Firm for the Acquiring Fund, providing audit and tax return review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund's and the Acquired Fund's Annual Report to Shareholders for the fiscal year ended May 31, 2005 and March 31, 2005, respectively, are incorporated by reference into this SAI. The audited financial statements for the Acquiring Fund are incorporated by reference into this SAI and the audited financial statements for the Acquired Fund are incorporated by reference into the Prospectus/Proxy Statement and this SAI have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting.

FINANCIAL STATEMENTS

   Pro forma financial statements of the Acquiring Fund for the Merger are provided on the following pages.

   The accompanying unaudited pro forma combining investment portfolio and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of November 30, 2004 and the unaudited pro forma combining statement of operations for the twelve months ended November 30, 2004 presents the results of operations of the Acquiring Fund as if the combination with the Acquired Fund had been consummated at November 30, 2004. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at November 30, 2004. These historical statements have been derived from the Acquiring Fund and the Acquired Fund's books and records utilized in calculating daily net asset value at November 30, 2004, and for the twelve month period then ended.

   The pro forma statements give effect to the proposed transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and for a number of the Acquiring Fund's shares equal in value to the value of the net assets of the Acquired Fund transferred to the Acquiring Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Acquiring Fund for pre-combination periods will not be restated. The pro forma statement of operations does not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization.

   The Unaudited Financial Highlights and Financial Statements included in the Acquiring Fund's Semi-Annual Report to Shareholders for the six-month period ended November 30, 2004 are incorporated by reference into this SAI. The unaudited pro forma combining statements should be read in conjunction with the separate financial statements of the Acquiring Fund and the Acquired Fund incorporated by reference in this SAI.

                   PRO-FORMA COMBINING INVESTMENT PORTFOLIO

                         November 30, 2004 (Unaudited)

                                                        Nations Strategic Income Columbia Strategic Income
                                                        Fund Acquired Fund       Fund Acquiring Fund
                                                        ------------------------ -------------------------
                                               % of Net
                                                Assets    Par       Value ($)       Par       Value ($)
                                               --------   -------   ---------     ---------    ----------
Corporate Fixed-Income Bonds & Notes             36.5%
BASIC MATERIALS                                   3.5%
Chemicals                                         1.9%
Agricultural Chemicals                            0.6%
IMC Global, Inc. 10.875% 08/01/13.............               --           --     1,835,000     2,330,450
Terra Capital Inc. 12.875% 10/15/08...........               --           --     2,990,000     3,692,650
UAP Holding Corp.(a) 07/15/12
 (10.750% 01/15/08)(b)........................               --           --     1,630,000     1,238,800
United Agriculture Products, Inc.
 8.250% 12/15/11(b)(c) (8.750% 12/15/04)......               --           --     1,535,000     1,634,775
                                                                     -------                   ----------
                                                                          --                   8,896,675
                                                                     -------                   ----------
Chemicals - Diversified                           1.2%
BCP Caylux Holdings 9.625% 06/15/14(b)........               --           --     1,180,000     1,327,500
Equistar Chemicals Funding LP 10.625% 05/01/11               --           --     2,615,000     3,026,862
HMP Equity Holdings Corp.(d) 05/15/08.........               --           --     4,620,000     3,037,650
Huntsman ICI Holdings LLC(d) 12/31/09.........               --           --     9,530,000     5,312,975
Lyondell Chemical Co. 9.625% 05/01/07.........               --           --     2,825,000     3,100,438
Nova Chemicals Corp. 6.500% 01/15/12..........               --           --       780,000       809,398
Westlake Chemical Corp. 8.750% 07/15/11.......               --           --       767,000       864,793
                                                                     -------                   ----------
                                                                          --                  17,479,616
                                                                     -------                   ----------
Chemicals - Basic                                 0.0%
The Dow Chemical Company 7.375% 11/01/29......           68,000       79,611            --            --
The Dow Chemical Company 6.125% 2/1/2011......           92,000       99,511            --            --
                                                                     -------                   ----------
                                                                     179,122                          --
                                                                     -------                   ----------
Chemicals - Specialty                             0.1%
Crompton Corp. 7.670% 08/01/10(b)(e)..........                                     940,000     1,015,200
E.I. duPont de Nemours and Company
 3.375% 11/15/07..............................          115,000      114,390            --            --
Eastman Chemical Company 3.25% 06/15/08.......           69,000       67,100            --            --
Eastman Chemical Company 6.30% 11/15/18.......          145,000      152,717            --            --
Praxair, Inc. 6.90% 11/01/06..................          283,000      302,413            --            --
Praxair, Inc. 6.5% 3/1/2008...................           32,000       34,500            --            --
Praxair, Inc. 4.75% 07/15/07..................          101,000      103,359            --            --
                                                                     -------                   ----------
                                                                     774,479                   1,015,200
                                                                     -------                   ----------
   Chemicals Total............................                       953,601                  27,391,491
                                                                     -------                   ----------
Forest Products & Paper                           0.7%
Forestry                                          0.1%
Millar Western Forest 7.750% 11/15/13.........               --           --     1,260,000     1,348,200
Tembec Industries, Inc. 8.500% 02/01/11.......               --           --       900,000       900,000
                                                                     -------                   ----------
                                                                          --                   2,248,200
                                                                     -------                   ----------
Paper & Related Products                          0.6%
Boise Cascade LLC
  5.005% 10/15/12(b)(e).......................               --           --       915,000       933,300
  7.125% 10/15/14(b)..........................               --           --     1,030,000     1,081,500
Buckeye Technologies, Inc. 8.500% 10/01/13....               --           --       390,000       429,000
Caraustar Industries, Inc. 9.875% 04/01/11....               --           --     1,605,000     1,725,375
Georgia-Pacific Corp. 8.000% 01/15/24.........               --           --     1,025,000     1,189,000
Neenah Paper, Inc. 7.375% 11/15/14(b).........               --           --       680,000       686,800
Newark Group, Inc. 9.750% 03/15/14(b).........               --           --     1,335,000     1,398,413
Norske Skog Canada Ltd.
  7.375% 03/01/14.............................               --           --       565,000       593,250
  8.625% 06/15/11.............................               --           --       850,000       918,000

                                               Columbia Strategic Income
                                               Fund Pro-Forma Combined
                                               -------------------------

                                                  Par       Value ($)
                                                ---------    ----------
Corporate Fixed-Income Bonds & Notes
BASIC MATERIALS
Chemicals
Agricultural Chemicals
IMC Global, Inc. 10.875% 08/01/13............. 1,835,000     2,330,450
Terra Capital Inc. 12.875% 10/15/08........... 2,990,000     3,692,650
UAP Holding Corp.(a) 07/15/12
 (10.750% 01/15/08)(b)........................ 1,630,000     1,238,800
United Agriculture Products, Inc.
 8.250% 12/15/11(b)(c) (8.750% 12/15/04)...... 1,535,000     1,634,775
                                                             ----------
                                                             8,896,675
                                                             ----------
Chemicals - Diversified
BCP Caylux Holdings 9.625% 06/15/14(b)........ 1,180,000     1,327,500
Equistar Chemicals Funding LP 10.625% 05/01/11 2,615,000     3,026,862
HMP Equity Holdings Corp.(d) 05/15/08......... 4,620,000     3,037,650
Huntsman ICI Holdings LLC(d) 12/31/09......... 9,530,000     5,312,975
Lyondell Chemical Co. 9.625% 05/01/07......... 2,825,000     3,100,438
Nova Chemicals Corp. 6.500% 01/15/12..........   780,000       809,398
Westlake Chemical Corp. 8.750% 07/15/11.......   767,000       864,793
                                                             ----------
                                                            17,479,616
                                                             ----------
Chemicals - Basic
The Dow Chemical Company 7.375% 11/01/29......    68,000        79,611
The Dow Chemical Company 6.125% 2/1/2011......    92,000        99,511
                                                             ----------
                                                               179,122
                                                             ----------
Chemicals - Specialty
Crompton Corp. 7.670% 08/01/10(b)(e)..........   940,000     1,015,200
E.I. duPont de Nemours and Company
 3.375% 11/15/07..............................   115,000       114,390
Eastman Chemical Company 3.25% 06/15/08.......    69,000        67,100
Eastman Chemical Company 6.30% 11/15/18.......   145,000       152,717
Praxair, Inc. 6.90% 11/01/06..................   283,000       302,413
Praxair, Inc. 6.5% 3/1/2008...................    32,000        34,500
Praxair, Inc. 4.75% 07/15/07..................   101,000       103,359
                                                             ----------
                                                             1,789,679
                                                             ----------
   Chemicals Total............................              28,345,092
                                                             ----------
Forest Products & Paper
Forestry
Millar Western Forest 7.750% 11/15/13......... 1,260,000     1,348,200
Tembec Industries, Inc. 8.500% 02/01/11.......   900,000       900,000
                                                             ----------
                                                             2,248,200
                                                             ----------
Paper & Related Products
Boise Cascade LLC
  5.005% 10/15/12(b)(e).......................   915,000       933,300
  7.125% 10/15/14(b).......................... 1,030,000     1,081,500
Buckeye Technologies, Inc. 8.500% 10/01/13....   390,000       429,000
Caraustar Industries, Inc. 9.875% 04/01/11.... 1,605,000     1,725,375
Georgia-Pacific Corp. 8.000% 01/15/24......... 1,025,000     1,189,000
Neenah Paper, Inc. 7.375% 11/15/14(b).........   680,000       686,800
Newark Group, Inc. 9.750% 03/15/14(b)......... 1,335,000     1,398,413
Norske Skog Canada Ltd.
  7.375% 03/01/14.............................   565,000       593,250
  8.625% 06/15/11.............................   850,000       918,000

                                                     Nations Strategic Income Columbia Strategic Income Columbia Strategic Income
                                                     Fund Acquired Fund       Fund Acquiring Fund       Fund Pro-Forma Combined
                                                     ------------------------ ------------------------- -------------------------
                                            % of Net
                                             Assets    Par       Value ($)       Par       Value ($)       Par       Value ($)
                                            --------   -------   ---------     ---------    ----------   ---------    ----------
International Paper Company
 4.250% 01/15/09(e)........................          132,000       131,404           --            --     132,000       131,404
MeadWestvaco Corporation 6.850% 04/01/12...          100,000       112,150           --            --     100,000       112,150
Westvaco Corporation 8.200% 1/15/30........          174,000       210,857           --            --     174,000       210,857
                                                                  ---------                 ----------                ----------
                                                                   454,410                  8,954,638                 9,409,048
                                                                  ---------                 ----------                ----------
   Forest Products & Paper Total...........                        454,410                 11,202,838                11,657,248
                                                                  ---------                 ----------                ----------
Iron/Steel                                    0.5%
Metal - Iron                                  0.2%
Wise Metals Group LLC 10.250% 05/15/12(b)..               --            --    2,295,000     2,312,213   2,295,000     2,312,213
                                                                  ---------                 ----------                ----------
                                                                        --                  2,312,213                 2,312,213
                                                                  ---------                 ----------                ----------
Steel - Producers                             0.1%
Bayou Steel Corp. 9.000% 03/31/11..........               --            --      750,000       705,000     750,000       705,000
Steel Dynamics, Inc. 9.500% 03/15/09.......               --            --      940,000     1,041,050     940,000     1,041,050
                                                                  ---------                 ----------                ----------
                                                                        --                  1,746,050                 1,746,050
                                                                  ---------                 ----------                ----------
Steel - Specialty                             0.2%
Oregon Steel Mills, Inc. 10.000% 07/15/09..               --            --      995,000     1,114,400     995,000     1,114,400
UCAR Finance, Inc. 10.250% 02/15/12........               --            --    2,200,000     2,530,000   2,200,000     2,530,000
                                                                  ---------                 ----------                ----------
                                                          --            --                  3,644,400                 3,644,400
                                                                  ---------                 ----------                ----------
   Iron/Steel Total........................                             --                  7,702,663                 7,702,663
                                                                  ---------                 ----------                ----------
Mining                                        0.4%
Metal - Aluminum                              0.2%
Alcan Inc. 6.450% 3/15/2011................           87,000        95,561           --            --      87,000        95,561
Alcoa Inc. 7.375% 8/1/2010.................          181,000       208,328           --            --     181,000       208,328
Kaiser Aluminum & Chemical Corp.
 10.875% 10/15/06(f).......................               --            --    3,200,000     2,752,000   3,200,000     2,752,000
                                                                  ---------                 ----------                ----------
                                                                   303,889                  2,752,000                 3,055,889
                                                                  ---------                 ----------                ----------
Metal - Diversified                           0.2%
Earle M. Jorgensen & Co. 9.750% 06/01/12...               --            --    2,045,000     2,300,625   2,045,000     2,300,625
Codelco Inc. 5.50% 10/15/13(b).............          132,000       135,464                                132,000       135,464
                                                                  ---------                 ----------                ----------
                                                                   439,353                  2,300,625                 2,436,089
                                                                  ---------                 ----------                ----------
   Mining Total............................                        439,353                  5,052,625                 5,491,978
                                                                  ---------                 ----------                ----------
   BASIC MATERIALS TOTAL...................                      1,847,364                 51,349,617                53,196,981
                                                                  =========                 ==========                ==========
COMMUNICATIONS                                8.5%
Advertising                                   0.1%
Advertising Services                          0.1%
WDAC Subsidiary Corp.
 8.375% 12/01/14(b)(g).....................               --            --    1,455,000     1,469,550   1,455,000     1,469,550
                                                                  ---------                 ----------                ----------
                                                          --            --                  1,469,550                 1,469,550
                                                                  ---------                 ----------                ----------
   Advertising Total.......................                             --                  1,469,550                 1,469,550
                                                                  ---------                 ----------                ----------
Media                                         4.2%
Broadcast Servicing/Program                   0.3%
Fisher Communications, Inc.
 8.625% 09/15/14(b)........................               --            --      925,000       999,000     925,000       999,000
TV Azteca SA de CV 10.500% 02/15/07........               --            --    2,345,000     2,403,625   2,345,000     2,403,625
XM Satellite Radio, Inc. 7.660% 05/01/09(e)               --            --    1,380,000     1,407,600   1,380,000     1,407,600
                                                                  ---------                 ----------                ----------
                                                                        --                  4,810,225                 4,810,225
                                                                  ---------                 ----------                ----------
Cable TV                                      1.7%
Atlantic Broadband Financial
 9.375% 01/15/14(b)........................               --            --    1,965,000     1,906,050   1,965,000     1,906,050
Cablevision Systems Corp.
 6.669% 04/01/09(b)(e).....................               --            --    1,580,000     1,651,100   1,580,000     1,651,100

                                                        Nations Strategic Income Columbia Strategic Income
                                                        Fund Acquired Fund       Fund Acquiring Fund
                                                        ------------------------ -------------------------
                                               % of Net
                                                Assets    Par       Value ($)       Par       Value ($)
                                               --------   -------   ---------     ---------    ----------
Charter Communications Holding LLC
  9.920% 04/01/11.............................               --            --    9,135,000     7,513,537
  10.250% 09/15/10............................               --            --    1,130,000     1,186,500
Comcast Cable Communications
 7.125% 6/15/13...............................           94,000       106,361           --            --
CSC Holdings, Inc.
  6.750% 04/15/12(b)..........................               --            --    1,310,000     1,342,750
  7.625% 04/01/11.............................               --            --      180,000       193,050
DirecTV Holdings LLC 8.375% 03/15/13..........               --            --      945,000     1,065,488
EchoStar DBS Corp. 6.375% 10/01/11............               --            --    1,960,000     2,018,800
Insight Communications, Inc.(a) 02/15/11
 (12.250% 02/15/06)...........................               --            --      955,000       921,575
Insight Midwest 9.750% 10/01/09...............               --            --    1,020,000     1,074,825
Northland Cable Television, Inc.
 10.250% 11/15/07.............................               --            --    2,835,000     2,835,000
Pegasus Satellite Communications, Inc.
 11.250% 01/15/10(b)(f).......................               --            --    2,290,000     1,459,875
Rogers Cable Inc 6.25% 06/15/2013.............           30,000        29,925           --            --
Telenet Group Holding NV(a) 06/15/14
 (11.500% 12/15/08)(b)........................               --            --    2,210,000     1,707,225
                                                                     ---------                 ----------
                                                                      136,286                 24,875,775
                                                                     ---------                 ----------
Multimedia                                       0.7%
Advanstar Communications, Inc.(a) 10/15/11
 (15.000% 10/15/05)...........................               --            --    1,555,000     1,313,975
  12.000% 02/15/11............................               --            --    1,840,000     2,005,600
Clear Channel Communications 6% 11/1/06.......          110,000       114,484           --            --
Haights Cross Communications, Inc.(a) 08/15/11
 (12.500% 02/01/09)...........................               --            --    1,735,000     1,119,075
Haights Cross Operating 11.750% 08/15/11......               --            --    1,690,000     1,926,600
Liberty Media Corp 3.50% 09/25/06.............          385,000       383,002           --            --
News America Holdings Inc
  9.250% 2/1/13...............................           49,000        62,675           --            --
  8.150% 10/17/36.............................          204,000       252,885           --            --
  6.550% 3/15/33..............................           64,000        67,051           --            --
Quebecor Media, Inc. 11.125% 07/15/11.........               --            --    1,830,000     2,099,925
The Walt Disney Company, MTN
 5.5% 12/29/2006..............................          129,000       134,619           --            --
Tele-Communications Inc 9.875% 6/15/2022......          135,000       186,678           --            --
Time Warner Inc. 7.625% 4/15/31...............          366,000       428,886           --            --
Time Warner Inc. 8.110% 08/15/06..............           11,000        11,837           --            --
Time Warner Inc. 9.125% 01/15/13..............           45,000        56,887           --            --
Time Warner Entertainment Company LP
 7.250% 9/01/08...............................          181,000       200,576           --            --
Viacom Inc., Class B 5.625% 5/1/2007..........          110,000       115,135           --            --
                                                                     ---------                 ----------
                                                                    2,014,714                  8,465,175
                                                                     ---------                 ----------
Publishing - Newspapers                          0.1%
Hollinger, Inc.
  11.875% 03/01/11(b)(h)......................               --            --      734,000       794,394
  12.875% 03/01/11(b).........................               --            --    1,157,000     1,261,130
                                                                     ---------                 ----------
                                                                           --                  2,055,524
                                                                     ---------                 ----------
Publishing - Periodicals                         0.8%
CBD Media Holdings LLC & Fin, Inc.
 9.250% 07/15/12(b)...........................               --            --    1,160,000     1,189,000
Dex Media East LLC 12.125% 11/15/12...........               --            --    1,677,000     2,054,325
Dex Media West LLC 9.875% 08/15/13............               --            --    1,621,000     1,872,255
Dex Media, Inc.(a) 11/15/13
 (9.000% 11/15/08)............................               --            --    1,375,000     1,055,312
  8.000% 11/15/13.............................               --            --    1,800,000     1,926,000

                                               Columbia Strategic Income
                                               Fund Pro-Forma Combined
                                               -------------------------

                                                  Par       Value ($)
                                                ---------    ----------
Charter Communications Holding LLC
  9.920% 04/01/11............................. 9,135,000     7,513,537
  10.250% 09/15/10............................ 1,130,000     1,186,500
Comcast Cable Communications
 7.125% 6/15/13...............................    94,000       106,361
CSC Holdings, Inc.
  6.750% 04/15/12(b).......................... 1,310,000     1,342,750
  7.625% 04/01/11.............................   180,000       193,050
DirecTV Holdings LLC 8.375% 03/15/13..........   945,000     1,065,488
EchoStar DBS Corp. 6.375% 10/01/11............ 1,960,000     2,018,800
Insight Communications, Inc.(a) 02/15/11
 (12.250% 02/15/06)...........................   955,000       921,575
Insight Midwest 9.750% 10/01/09............... 1,020,000     1,074,825
Northland Cable Television, Inc.
 10.250% 11/15/07............................. 2,835,000     2,835,000
Pegasus Satellite Communications, Inc.
 11.250% 01/15/10(b)(f)....................... 2,290,000     1,459,875
Rogers Cable Inc 6.25% 06/15/2013.............    30,000        29,925
Telenet Group Holding NV(a) 06/15/14
 (11.500% 12/15/08)(b)........................ 2,210,000     1,707,225
                                                             ----------
                                                            25,012,061
                                                             ----------
Multimedia
Advanstar Communications, Inc.(a) 10/15/11
 (15.000% 10/15/05)........................... 1,555,000     1,313,975
  12.000% 02/15/11............................ 1,840,000     2,005,600
Clear Channel Communications 6% 11/1/06.......   110,000       114,484
Haights Cross Communications, Inc.(a) 08/15/11
 (12.500% 02/01/09)........................... 1,735,000     1,119,075
Haights Cross Operating 11.750% 08/15/11...... 1,690,000     1,926,600
Liberty Media Corp 3.50% 09/25/06.............   385,000       383,002
News America Holdings Inc
  9.250% 2/1/13...............................    49,000        62,675
  8.150% 10/17/36.............................   204,000       252,885
  6.550% 3/15/33..............................    64,000        67,051
Quebecor Media, Inc. 11.125% 07/15/11......... 1,830,000     2,099,925
The Walt Disney Company, MTN
 5.5% 12/29/2006..............................   129,000       134,619
Tele-Communications Inc 9.875% 6/15/2022......   135,000       186,678
Time Warner Inc. 7.625% 4/15/31...............   366,000       428,886
Time Warner Inc. 8.110% 08/15/06..............    11,000        11,837
Time Warner Inc. 9.125% 01/15/13..............    45,000        56,887
Time Warner Entertainment Company LP
 7.250% 9/01/08...............................   181,000       200,576
Viacom Inc., Class B 5.625% 5/1/2007..........   110,000       115,135
                                                             ----------
                                                            10,479,889
                                                             ----------
Publishing - Newspapers
Hollinger, Inc.
  11.875% 03/01/11(b)(h)......................   734,000       794,394
  12.875% 03/01/11(b)......................... 1,157,000     1,261,130
                                                             ----------
                                                             2,055,524
                                                             ----------
Publishing - Periodicals
CBD Media Holdings LLC & Fin, Inc.
 9.250% 07/15/12(b)........................... 1,160,000     1,189,000
Dex Media East LLC 12.125% 11/15/12........... 1,677,000     2,054,325
Dex Media West LLC 9.875% 08/15/13............ 1,621,000     1,872,255
Dex Media, Inc.(a) 11/15/13
 (9.000% 11/15/08)............................ 1,375,000     1,055,312
  8.000% 11/15/13............................. 1,800,000     1,926,000

                                                        Nations Strategic Income Columbia Strategic Income
                                                        Fund Acquired Fund       Fund Acquiring Fund
                                                        ------------------------ -------------------------
                                               % of Net
                                                Assets    Par       Value ($)       Par       Value ($)
                                               --------   -------   ---------     ---------    ----------
Primedia, Inc. 8.875% 05/15/11................               --            --    2,330,000     2,399,900
Yell Finance BV 10.750% 08/01/11..............               --            --    1,560,000     1,817,400
                                                                     ---------                 ----------
                                                                           --                 12,314,192
                                                                     ---------                 ----------
Radio                                            0.2%
Spanish Broadcasting System 9.625% 11/01/09...               --            --    2,325,000     2,441,250
                                                                     ---------                 ----------
                                                                           --                  2,441,250
                                                                     ---------                 ----------
Television                                       0.4%
Granite Broadcasting Corp. 9.750% 12/01/10....               --            --    2,875,000     2,702,500
Paxson Communications 10.750% 07/15/08........               --            --    2,830,000     2,914,900
Sinclair Broadcast Group, Inc. 8.750% 12/15/11               --            --      960,000     1,032,000
                                                                     ---------                 ----------
                                                                           --                  6,649,400
                                                                     ---------                 ----------
   Media Total................................                      2,151,001                 61,611,541
                                                                     ---------                 ----------
Telecommunications                               4.2%
Cellular Telecommunications                      1.7%
American Cellular Corp., 10.000% 08/01/11.....               --            --    1,430,000     1,204,775
Dobson Cellular Systems, Inc.
 8.375% 11/01/11(b)...........................               --            --      450,000       461,250
Dobson Communications Corp. 8.875% 10/01/13...               --            --    2,980,000     2,011,500
Horizon PCS, Inc. 11.375% 07/15/12(b).........               --            --    1,150,000     1,259,250
iPCS Escrow Co. 11.500% 05/01/12(b)...........               --            --      705,000       786,075
Nextel Communications, Inc. 7.375% 08/01/15...               --            --    3,700,000     4,070,000
Nextel Partners, Inc. 8.125% 07/01/11.........               --            --    2,855,000     3,140,500
Rogers Cantel, Inc. 9.750% 06/01/16...........               --            --    3,580,000     4,215,450
Rogers Wireless, Inc. 8.000% 12/15/12(b)......               --            --    1,125,000     1,172,812
Rural Cellular Corp. 8.250% 03/15/12..........               --            --    1,215,000     1,266,637
US Unwired, Inc. 10.000% 06/15/12.............               --            --    2,465,000     2,736,150
Ubiquitel Operating Co.
 9.875% 03/01/11..............................               --            --    1,255,000     1,377,363
  9.875% 03/01/11(b)..........................               --            --      915,000     1,004,213
Western Wireless Corp. 9.250% 07/15/13........               --            --    2,205,000     2,381,400
                                                                     ---------                 ----------
                                                                           --                 27,087,375
                                                                     ---------                 ----------
Satellite Telecommunications                     0.3%
Inmarsat Finance II PLC(a) 11/15/12
 (10.375% 11/15/08)(b)........................               --            --      690,000       477,825
New Skies Satellites NV 9.125% 11/01/12(b)....               --            --    1,035,000     1,055,700
PanAmSat Holding Corp.(a) 11/01/14
 (10.375% 11/01/09)(b)........................               --            --    2,240,000     1,344,000
  9.000% 08/15/14(b)..........................               --            --      910,000       978,250
                                                                     ---------                 ----------
                                                                           --                  3,855,775
                                                                     ---------                 ----------
Telecommunication Equipment                      0.1%
Lucent Technologies, Inc. 6.450% 03/15/29.....               --            --    1,700,000     1,457,750
                                                                     ---------                 ----------
                                                                           --                  1,457,750
                                                                     ---------                 ----------
Telecommunication Services                       0.7%
Axtel SA 11.000% 12/15/13.....................               --            --    2,260,000     2,401,250
Carrier1 International SA
 13.250% 02/15/09(f)..........................               --            --    6,000,000       540,000
Fairpoint Communications
 11.875% 03/01/10.............................               --            --    1,670,000     1,899,625
Securus Technologies, Inc.
 11.000% 09/01/11(b)..........................               --            --    1,855,000     1,855,000
Time Warner Telecom, LLC
  9.750% 07/15/08.............................               --            --    2,120,000     2,114,700
  10.125% 02/01/11............................               --            --      750,000       720,000
Telus Corporation 7.5% 6/1/2007...............          486,000       526,987           --            --
                                                                     ---------                 ----------
                                                                      526,987                  9,530,575
                                                                     ---------                 ----------

                                               Columbia Strategic Income
                                               Fund Pro-Forma Combined
                                               -------------------------

                                                  Par       Value ($)
                                                ---------    ----------
Primedia, Inc. 8.875% 05/15/11................ 2,330,000     2,399,900
Yell Finance BV 10.750% 08/01/11.............. 1,560,000     1,817,400
                                                             ----------
                                                            12,314,192
                                                             ----------
Radio
Spanish Broadcasting System 9.625% 11/01/09... 2,325,000     2,441,250
                                                             ----------
                                                             2,441,250
                                                             ----------
Television
Granite Broadcasting Corp. 9.750% 12/01/10.... 2,875,000     2,702,500
Paxson Communications 10.750% 07/15/08........ 2,830,000     2,914,900
Sinclair Broadcast Group, Inc. 8.750% 12/15/11   960,000     1,032,000
                                                             ----------
                                                             6,649,400
                                                             ----------
   Media Total................................              63,762,542
                                                             ----------
Telecommunications
Cellular Telecommunications
American Cellular Corp., 10.000% 08/01/11..... 1,430,000     1,204,775
Dobson Cellular Systems, Inc.
 8.375% 11/01/11(b)...........................   450,000       461,250
Dobson Communications Corp. 8.875% 10/01/13... 2,980,000     2,011,500
Horizon PCS, Inc. 11.375% 07/15/12(b)......... 1,150,000     1,259,250
iPCS Escrow Co. 11.500% 05/01/12(b)...........   705,000       786,075
Nextel Communications, Inc. 7.375% 08/01/15... 3,700,000     4,070,000
Nextel Partners, Inc. 8.125% 07/01/11......... 2,855,000     3,140,500
Rogers Cantel, Inc. 9.750% 06/01/16........... 3,580,000     4,215,450
Rogers Wireless, Inc. 8.000% 12/15/12(b)...... 1,125,000     1,172,812
Rural Cellular Corp. 8.250% 03/15/12.......... 1,215,000     1,266,637
US Unwired, Inc. 10.000% 06/15/12............. 2,465,000     2,736,150
Ubiquitel Operating Co.
 9.875% 03/01/11.............................. 1,255,000     1,377,363
  9.875% 03/01/11(b)..........................   915,000     1,004,213
Western Wireless Corp. 9.250% 07/15/13........ 2,205,000     2,381,400
                                                             ----------
                                                            27,087,375
                                                             ----------
Satellite Telecommunications
Inmarsat Finance II PLC(a) 11/15/12
 (10.375% 11/15/08)(b)........................   690,000       477,825
New Skies Satellites NV 9.125% 11/01/12(b).... 1,035,000     1,055,700
PanAmSat Holding Corp.(a) 11/01/14
 (10.375% 11/01/09)(b)........................ 2,240,000     1,344,000
  9.000% 08/15/14(b)..........................   910,000       978,250
                                                             ----------
                                                             3,855,775
                                                             ----------
Telecommunication Equipment
Lucent Technologies, Inc. 6.450% 03/15/29..... 1,700,000     1,457,750
                                                             ----------
                                                             1,457,750
                                                             ----------
Telecommunication Services
Axtel SA 11.000% 12/15/13..................... 2,260,000     2,401,250
Carrier1 International SA
 13.250% 02/15/09(f).......................... 6,000,000       540,000
Fairpoint Communications
 11.875% 03/01/10............................. 1,670,000     1,899,625
Securus Technologies, Inc.
 11.000% 09/01/11(b).......................... 1,855,000     1,855,000
Time Warner Telecom, LLC
  9.750% 07/15/08............................. 2,120,000     2,114,700
  10.125% 02/01/11............................   750,000       720,000
Telus Corporation 7.5% 6/1/2007...............   486,000       526,987
                                                             ----------
                                                            10,057,562
                                                             ----------

                                                    Nations Strategic Income Columbia Strategic Income Columbia Strategic Income
                                                    Fund Acquired Fund        Fund Acquiring Fund      Fund Pro-Forma Combined
                                                    ------------------------ ------------------------- -------------------------
                                           % of Net
                                            Assets    Par       Value ($)       Par       Value ($)       Par       Value ($)
                                           --------   -------   ---------     ---------   -----------   ---------   -----------
Telephone - Integrated                       1.2%
BellSouth Corporation 5% 10/15/06.........          223,000       229,645                                223,000       229,645
Cincinnati Bell, Inc. 8.375% 01/15/14.....               --            --    2,335,000     2,346,675   2,335,000     2,346,675
Qwest Capital Funding
  7.250% 02/15/11.........................               --            --    5,045,000     4,792,750   5,045,000     4,792,750
  7.750% 02/15/31.........................               --            --    2,065,000     1,765,575   2,065,000     1,765,575
Qwest Services Corp. 13.500% 12/15/10(b)..               --            --    5,505,000     6,550,950   5,505,000     6,550,950
SBC Communications Inc. 5.750% 5/2/06.....          430,000       444,743           --            --     430,000       444,743
Sprint Capital Corporation.
 6.125% 11/15/2008........................           51,000        54,400           --            --      51,000        54,400
Sprint Capital Corporation. 8.375% 3/15/12          268,000       323,764           --            --     268,000       323,764
Sprint Capital Corporation. 8.75% 3/15/32.          237,000       305,335           --            --     237,000       305,335
US LEC Corp. 10.670% 10/01/09(b)(e).......               --            --      935,000       932,980     935,000       932,980
Verizon Global Funding Corp
 7.75% 12/1/30............................           55,000        66,084           --            --      55,000        66,084
Verizon Pennsylvania Inc., Series A
 5.65% 11/15/2011.........................          241,000       251,430           --            --     241,000       251,430
                                                                 ---------                -----------               -----------
                                                                1,675,401                 16,388,930                18,064,331
                                                                 ---------                -----------               -----------
Wireless Equipment                           0.2%
American Towers, Inc. 7.250% 12/01/11.....               --            --    1,150,000     1,216,125   1,150,000     1,216,125
SBA Telecommunications, Inc.(a)
 12/15/11 (9.750% 12/15/07)...............               --            --    1,100,000       926,750   1,100,000       926,750
Spectrasite Inc. 8.250% 05/15/10..........               --            --    1,120,000     1,212,400   1,120,000     1,212,400
                                                                 ---------                -----------               -----------
                                                                       --                  3,355,275                 3,355,275
                                                                 ---------                -----------               -----------
   Telecommunications Total...............                      2,202,388                 61,675,680                63,878,068
                                                                 ---------                -----------               -----------
   COMMUNICATIONS TOTAL...................                      4,353,389                124,756,771               129,110,160
                                                                 =========                ===========               ===========
CONSUMER CYCLICAL                            7.1%
Airlines                                     0.5%
Airlines                                     0.5%
Continental Airlines, Inc. 7.568% 12/01/06               --            --    2,450,000     1,886,500   2,450,000     1,886,500
Delta Air Lines, Inc. 7.900% 12/15/09.....               --            --    1,115,000       624,400   1,115,000       624,400
Northwest Airlines, Inc. 9.875% 03/15/07..               --            --    3,230,000     2,810,100   3,230,000     2,810,100
United Air Lines 2.020% 03/02/49(e)(i)....               --            --    1,755,069     1,404,055   1,755,069     1,404,055
                                                                 ---------                -----------               -----------
                                                                       --                  6,725,055                 6,725,055
                                                                 ---------                -----------               -----------
   Airlines Total.........................                             --                  6,725,055                 6,725,055
                                                                 ---------                -----------               -----------
Apparel                                      0.4%
Apparel Manufacturers                        0.4%
Broder Brothers Co.
  11.250% 10/15/10........................               --            --    1,360,000     1,414,400   1,360,000     1,414,400
  11.250%10/15/10(b)......................               --            --      670,000       696,800     670,000       696,800
Levi Strauss & Co. 12.250% 12/15/12.......               --            --    2,325,000     2,452,875   2,325,000     2,452,875
Phillips-Van Heusen
  7.250% 02/15/11.........................               --            --      815,000       859,825     815,000       859,825
  8.125% 05/01/13.........................               --            --      850,000       930,750     850,000       930,750
                                                                 ---------                -----------               -----------
                                                                       --                  6,354,650                 6,354,650
                                                                 ---------                -----------               -----------
   Apparel Total..........................                             --                  6,354,650                 6,354,650
                                                                 ---------                -----------               -----------
Auto Manufacturers                           0.2%
Auto - Manufacturers                         0.2%
Navistar International 7.500% 06/15/11....               --            --    1,450,000     1,566,000   1,450,000     1,566,000
Daimler Chrysler 4.05% 6/4/08.............          443,000       440,626           --            --     443,000       440,626
Ford Motor Company 7.45% 7/16/31..........          485,000       471,832           --            --     485,000       471,832
General Motors Acceptance Corp
 6.15% 04/05/07...........................          256,000       263,737           --            --     256,000       263,737

                                                    Nations Strategic Income Columbia Strategic Income Columbia Strategic Income
                                                    Fund Acquired Fund       Fund Acquiring Fund       Fund Pro-Forma Combined
                                                    ------------------------ ------------------------- -------------------------
                                           % of Net
                                            Assets    Par       Value ($)       Par       Value ($)       Par       Value ($)
                                           --------   -------   ---------     ---------    ----------   ---------    ----------
General Motors Acceptance Corp
 6.875% 9/15/11...........................          166,000       169,320           --            --     166,000       169,320
General Motors Acceptance Corp
 8.000% 11/01/31..........................          304,000       304,634           --            --     304,000       304,634
                                                                 ---------                 ----------                ----------
                                                                1,650,149                  1,566,000                 3,216,149
                                                                 ---------                 ----------                ----------
   Auto Manufacturers Total...............                      1,650,149                  1,566,000                 3,216,149
                                                                 ---------                 ----------                ----------
Auto Parts & Equipment                       0.6%
Auto/Truck Parts & Equipment - Original      0.3%
Accuride Corp. 9.250% 02/01/08............               --            --      875,000       890,312     875,000       890,312
Affinia Group, Inc. 9.000% 11/30/14(b)....               --            --      230,000       236,900     230,000       236,900
Delco Remy International, Inc.
 11.000% 05/01/09.........................               --            --    1,695,000     1,788,225   1,695,000     1,788,225
Dura Operating Corp. 8.625% 04/15/12......               --            --    2,125,000     2,167,500   2,125,000     2,167,500
                                                                 ---------                 ----------                ----------
                                                                       --                  5,082,937                 5,082,937
                                                                 ---------                 ----------                ----------
Auto/Truck Parts & Equipment - Repacement    0.1%
Rexnord Corp. 10.125% 12/15/12............               --            --    1,040,000     1,175,200   1,040,000     1,175,200
                                                                 ---------                 ----------                ----------
                                                                       --                  1,175,200                 1,175,200
                                                                 ---------                 ----------                ----------
Rubber - Tires                               0.2%
Goodyear Tire & Rubber Co. 7.857% 08/15/11               --            --    2,565,000     2,545,763   2,565,000     2,545,763
                                                                 ---------                 ----------                ----------
                                                                       --                  2,545,763                 2,545,763
                                                                 ---------                 ----------                ----------
   Auto Parts & Equipment Total...........                             --                  8,803,900                 8,803,900
                                                                 ---------                 ----------                ----------
Entertainment                                0.9%
Gambling (Non-Hotel)                         0.1%
Global Cash Access LLC/Global Cash Finance
 Corp. 8.750% 03/15/12....................               --            --    1,945,000     2,100,600   1,945,000     2,100,600
                                                                 ---------                 ----------                ----------
                                                                       --                  2,100,600                 2,100,600
                                                                 ---------                 ----------                ----------
Music                                        0.2%
Steinway Musical Instruments, Inc.
 8.750% 04/15/11..........................               --            --    1,260,000     1,367,100   1,260,000     1,367,100
Warner Music Group 7.375% 04/15/14(b).....               --            --    1,920,000     1,963,200   1,920,000     1,963,200
                                                                 ---------                 ----------                ----------
                                                                       --                  3,330,300                 3,330,300
                                                                 ---------                 ----------                ----------
Resorts/Theme Parks                          0.2%
Six Flags, Inc.
  8.875% 02/01/10.........................               --            --    2,005,000     2,015,025   2,005,000     2,015,025
  9.625% 06/01/14.........................               --            --      895,000       883,813     895,000       883,813
                                                                 ---------                 ----------                ----------
                                                                       --                  2,898,838                 2,898,838
                                                                 ---------                 ----------                ----------
Theaters                                     0.4%
LCE Acquisition Corp. 9.000% 08/01/14(b)..               --            --    2,435,000     2,617,625   2,435,000     2,617,625
Marquee Holdings, Inc.(a) 08/15/14
 (12.000% 08/15/09)(b)....................               --            --    4,935,000     3,183,075   4,935,000     3,183,075
                                                                 ---------                 ----------                ----------
                                                                       --                  5,800,700                 5,800,700
                                                                 ---------                 ----------                ----------
   Entertainment Total....................                             --                 14,130,438                14,130,438
                                                                 ---------                 ----------                ----------
Home Builders                                0.6%
Building - Residential Commercial            0.6%
D.R. Horton, Inc. 9.750% 09/15/10.........               --            --    2,855,000     3,418,862   2,855,000     3,418,862
K. Hovnanian Enterprises, Inc.
  8.875% 04/01/12.........................               --            --    1,270,000     1,397,000   1,270,000     1,397,000
  10.500% 10/01/07........................               --            --    1,470,000     1,694,175   1,470,000     1,694,175
Standard Pacific Corp. 9.250% 04/15/12....               --            --    1,770,000     2,066,475   1,770,000     2,066,475
                                                                 ---------                 ----------                ----------
                                                                       --                  8,576,512                 8,576,512
                                                                 ---------                 ----------                ----------
   Home Builders Total....................                             --                  8,576,512                 8,576,512
                                                                 ---------                 ----------                ----------

                                                        Nations Strategic Income Columbia Strategic Income
                                                        Fund Acquired Fund       Fund Acquiring Fund
                                                        ------------------------ -------------------------
                                               % of Net
                                                Assets  Par       Value ($)         Par       Value ($)
                                               -------- ---       ---------       ---------    ----------
Home Furnishings                                 0.2%
Home Furnishings                                 0.2%
Norcraft Companies LP 9.000% 11/01/11.........          --           --            835,000       905,975
WII Components, Inc. 10.000% 02/15/12.........          --           --          2,535,000     2,484,300
                                                                     --                        ----------
                                                                     --                        3,390,275
                                                                     --                        ----------
   Home Furnishings Total.....................                       --                        3,390,275
                                                                     --                        ----------
Leisure Time                                     0.6%
Cruise Lines                                     0.1%
NCL Corp. 10.625% 07/15/14(b).................          --           --            710,000       731,300
                                                                     --                        ----------
                                                                     --                          731,300
                                                                     --                        ----------
Leisure & Recreational Products                  0.2%
Bombardier Recreational 8.375% 12/15/13.......          --           --          1,935,000     2,089,800
K2, Inc. 7.375% 07/01/14(b)...................          --           --            990,000     1,086,525
                                                                     --                        ----------
                                                                     --                        3,176,325
                                                                     --                        ----------
Recreational Centers                             0.3%
AMF Bowling Worldwide, Inc. 10.000% 03/01/10..          --           --          1,340,000     1,433,800
Equinox Holdings, Inc. 9.000% 12/15/09........          --           --          2,130,000     2,247,150
Town Sports International, Inc.(a) 02/01/14
 (11.000% 02/01/09)...........................          --           --          2,395,000     1,335,213
                                                                     --                        ----------
                                                                     --                        5,016,163
                                                                     --                        ----------
   Leisure Time Total.........................                       --                        8,923,788
                                                                     --                        ----------
Lodging                                          2.0%
Casino Hotels                                    1.9%
Ameristar Casinos, Inc. 10.750% 02/15/09......          --           --            750,000       842,812
Circus & Eldorado/Silver Legacy Capital Corp.
 10.125% 03/01/12.............................          --           --          1,495,000     1,637,025
Hard Rock Hotel, Inc. 8.875% 06/01/13.........          --           --          1,555,000     1,710,500
Hollywood Casino Shreveport
 13.000% 08/01/06(j)..........................          --           --          5,220,000     4,593,600
Inn of the Mountain Gods Resort
 12.000% 11/15/10.............................          --           --          1,680,000     1,957,200
MGM Mirage, Inc. 8.375% 02/01/11..............          --           --          2,135,000     2,412,550
Mohegan Tribal Gaming Authority
 7.125% 08/15/14(b)...........................          --           --            355,000       378,962
Park Place Entertainment Corp. 9.375% 02/15/07          --           --            660,000       730,950
Pinnacle Entertainment, Inc.
  8.250% 03/15/12.............................          --           --          3,835,000     3,988,400
  8.750% 10/01/13.............................          --           --          1,855,000     1,994,125
Premier Entertainment Biloxi Financial
 10.750% 02/01/12.............................          --           --          1,120,000     1,209,600
River Rock Entertainment 9.750% 11/01/11......          --           --          2,090,000     2,314,675
Seneca Gaming Corp. 7.250% 05/01/12...........          --           --          1,860,000     1,966,950
Station Casinos, Inc. 6.875% 03/01/16.........          --           --            520,000       546,000
Wynn Las Vegas LLC
  6.625% 12/01/14(b)(g).......................          --           --          1,345,000     1,324,825
  12.000% 11/01/10............................          --           --            796,000     1,002,960
                                                                     --                        ----------
                                                                     --                       28,611,134
                                                                     --                        ----------
Hotels & Motels                                  0.1%
Starwood Hotels & Resorts Worldwide, Inc.
 7.875% 05/01/12..............................          --           --          1,130,000     1,292,438
                                                                     --                        ----------
                                                                     --                        1,292,438
                                                                     --                        ----------
   Lodging Total..............................                       --                       29,903,572
                                                                     --                        ----------

                                               Columbia Strategic Income
                                               Fund Pro-Forma Combined
                                               -------------------------

                                                  Par       Value ($)
                                                ---------    ----------
Home Furnishings
Home Furnishings
Norcraft Companies LP 9.000% 11/01/11.........   835,000       905,975
WII Components, Inc. 10.000% 02/15/12......... 2,535,000     2,484,300
                                                             ----------
                                                             3,390,275
                                                             ----------
   Home Furnishings Total.....................               3,390,275
                                                             ----------
Leisure Time
Cruise Lines
NCL Corp. 10.625% 07/15/14(b).................   710,000       731,300
                                                             ----------
                                                               731,300
                                                             ----------
Leisure & Recreational Products
Bombardier Recreational 8.375% 12/15/13....... 1,935,000     2,089,800
K2, Inc. 7.375% 07/01/14(b)...................   990,000     1,086,525
                                                             ----------
                                                             3,176,325
                                                             ----------
Recreational Centers
AMF Bowling Worldwide, Inc. 10.000% 03/01/10.. 1,340,000     1,433,800
Equinox Holdings, Inc. 9.000% 12/15/09........ 2,130,000     2,247,150
Town Sports International, Inc.(a) 02/01/14
 (11.000% 02/01/09)........................... 2,395,000     1,335,213
                                                             ----------
                                                             5,016,163
                                                             ----------
   Leisure Time Total.........................               8,923,788
                                                             ----------
Lodging
Casino Hotels
Ameristar Casinos, Inc. 10.750% 02/15/09......   750,000       842,812
Circus & Eldorado/Silver Legacy Capital Corp.
 10.125% 03/01/12............................. 1,495,000     1,637,025
Hard Rock Hotel, Inc. 8.875% 06/01/13......... 1,555,000     1,710,500
Hollywood Casino Shreveport
 13.000% 08/01/06(j).......................... 5,220,000     4,593,600
Inn of the Mountain Gods Resort
 12.000% 11/15/10............................. 1,680,000     1,957,200
MGM Mirage, Inc. 8.375% 02/01/11.............. 2,135,000     2,412,550
Mohegan Tribal Gaming Authority
 7.125% 08/15/14(b)...........................   355,000       378,962
Park Place Entertainment Corp. 9.375% 02/15/07   660,000       730,950
Pinnacle Entertainment, Inc.
  8.250% 03/15/12............................. 3,835,000     3,988,400
  8.750% 10/01/13............................. 1,855,000     1,994,125
Premier Entertainment Biloxi Financial
 10.750% 02/01/12............................. 1,120,000     1,209,600
River Rock Entertainment 9.750% 11/01/11...... 2,090,000     2,314,675
Seneca Gaming Corp. 7.250% 05/01/12........... 1,860,000     1,966,950
Station Casinos, Inc. 6.875% 03/01/16.........   520,000       546,000
Wynn Las Vegas LLC
  6.625% 12/01/14(b)(g)....................... 1,345,000     1,324,825
  12.000% 11/01/10............................   796,000     1,002,960
                                                             ----------
                                                            28,611,134
                                                             ----------
Hotels & Motels
Starwood Hotels & Resorts Worldwide, Inc.
 7.875% 05/01/12.............................. 1,130,000     1,292,438
                                                             ----------
                                                             1,292,438
                                                             ----------
   Lodging Total..............................              29,903,572
                                                             ----------

                                                   Nations Strategic Income Columbia Strategic Income Columbia Strategic Income
                                                   Fund Acquired Fund        Fund Acquiring Fund      Fund Pro-Forma Combined
                                                   ------------------------ ------------------------- -------------------------
                                          % of Net
                                           Assets    Par       Value ($)       Par       Value ($)       Par       Value ($)
                                          --------   -------   ---------     ---------   -----------   ---------   -----------
Retail                                      0.9%
Retail - Automobile                         0.1%
Asbury Automotive Group 8.000% 03/15/14..               --            --    1,630,000     1,613,700   1,630,000     1,613,700
                                                                ---------                -----------               -----------
                                                                      --                  1,613,700                 1,613,700
                                                                ---------                -----------               -----------
Retail - Food and Drug Stores               0.3%
The Kroger Company 6.75% 4/15/2012.......           40,000        44,587           --            --      40,000        44,587
The Kroger Company 7.45% 3/1/2008........          335,000       369,864           --            --     335,000       369,864
Jean Coutu Group, Inc. 8.500% 08/01/14(b)               --            --    1,205,000     1,223,075   1,205,000     1,223,075
Rite Aid Corp. 9.250% 06/01/13...........               --            --    2,435,000     2,514,137   2,435,000     2,514,137
                                                                ---------                -----------               -----------
                                                                 414,452                  3,737,212                 4,151,664
                                                                ---------                -----------               -----------
Retail - Home Furnishings                   0.2%
Levitz Home Furnishings, Inc.
 12.000% 11/01/11(b).....................               --            --    1,130,000     1,152,600   1,130,000     1,152,600
Tempur-Pedic, Inc. 10.250% 08/15/10......               --            --    1,446,000     1,655,670   1,446,000     1,655,670
                                                                ---------                -----------               -----------
                                                                      --                  2,808,270                 2,808,270
                                                                ---------                -----------               -----------
Retail - Jewelry                            0.1%
Finlay Fine Jewelry Corp. 8.375% 06/01/12               --            --    1,460,000     1,591,400   1,460,000     1,591,400
                                                                ---------                -----------               -----------
                                                                      --                  1,591,400                 1,591,400
                                                                ---------                -----------               -----------
Retail - Major Department Stores            0.0%
Saks, Inc. 7.000% 12/01/13...............               --            --      533,000       542,328     533,000       542,328
                                                                ---------                -----------               -----------
                                                                      --                    542,328                   542,328
                                                                ---------                -----------               -----------
Retail - Discount Stores                    0.0%
Target Corporation
  5.400% 10/1/08.........................          145,000       152,793           --            --     145,000       152,793
  5.375% 06/15/09........................           40,000        42,152           --            --      40,000        42,152
Wal-Mart Stores, Inc. 5.45% 8/1/06.......          166,000       172,115           --            --     166,000       172,115
                                                                ---------                -----------               -----------
                                                                 367,059                         --                   367,059
                                                                ---------                -----------               -----------
Retail - Propane Distributor                0.1%
Ferrellgas Partners LP 8.750% 06/15/12...               --            --    1,520,000     1,656,800   1,520,000     1,656,800
                                                                ---------                -----------               -----------
                                                                      --                  1,656,800                 1,656,800
                                                                ---------                -----------               -----------
Retail - Restaurants                        0.1%
Denny's Corp. 10.000% 10/01/12(b)........               --            --    1,380,000     1,452,450   1,380,000     1,452,450
                                                                ---------                -----------               -----------
                                                                      --                  1,452,450                 1,452,450
                                                                ---------                -----------               -----------
   Retail Total..........................                        781,511                 13,402,160                14,183,671
                                                                ---------                -----------               -----------
Textiles                                    0.2%
Textile - Products                          0.2%
Collins & Aikman Floor Covering, Inc.
 9.750% 02/15/10.........................               --            --    1,400,000     1,505,000   1,400,000     1,505,000
Invista 9.250% 05/01/12(b)...............               --            --    1,150,000     1,276,500   1,150,000     1,276,500
                                                                ---------                -----------               -----------
                                                                      --                  2,781,500                 2,781,500
                                                                ---------                -----------               -----------
   Textiles Total........................                             --                  2,781,500                 2,781,500
                                                                ---------                -----------               -----------
   CONSUMER CYCLICAL TOTAL...............                      2,431,660                104,557,850               106,989,510
                                                                =========                ===========               ===========
CONSUMER NON-CYCLICAL                       4.5%
Agriculture                                 0.3%
Agricultural Operations                     0.2%
Seminis Vegetable Seeds, Inc.
 10.250% 10/01/13........................               --            --    2,332,000     2,623,500   2,332,000     2,623,500
                                                                ---------                -----------               -----------
                                                                      --                  2,623,500                 2,623,500
                                                                ---------                -----------               -----------

                                                        Nations Strategic Income Columbia Strategic Income
                                                        Fund Acquired Fund       Fund Acquiring Fund
                                                        ------------------------ -------------------------
                                               % of Net
                                                Assets    Par       Value ($)       Par       Value ($)
                                               --------   -------   ---------     ---------    ----------
Tobacco                                          0.1%
North Atlantic Trading 9.250% 03/01/12........               --           --     1,245,000       996,000
                                                                     -------                   ----------
                                                                          --                     996,000
                                                                     -------                   ----------
   Agriculture Total..........................                            --                   3,619,500
                                                                     -------                   ----------
Beverages                                        0.2%
Beverages - Wine/Spirits                         0.1%
Anheuser-Busch Co., Inc 5.95% 1/15/33.........          176,000      184,402            --            --
Constellation Brands, Inc. 8.125% 01/15/12....               --           --     1,175,000     1,277,812
                                                                     -------                   ----------
                                                                     184,402                   1,277,812
                                                                     -------                   ----------
Beverages - Non-Alcoholic                        0.1%
Cadbury Shweppes 5.125% 10/01/2013(b).........          349,000      350,574            --            --
                                                                     -------                   ----------
                                                                     350,574                          --
                                                                     -------                   ----------
   Beverages Total............................                       534,976                   1,277,812
                                                                     -------                   ----------
Biotechnology                                    0.1%
Medical - Biomedical/Gene                        0.1%
Bio-Rad Laboratories, Inc. 7.500% 08/15/13....               --           --     2,020,000     2,206,850
                                                                     -------                   ----------
                                                                          --                   2,206,850
                                                                     -------                   ----------
   Biotechnology Total........................                            --                   2,206,850
                                                                     -------                   ----------
Commercial Services                              1.2%
Commercial Services - Finance                    0.2%
Dollar Financial Group 9.750% 11/15/11........               --           --     3,140,000     3,391,200
                                                                     -------                   ----------
                                                                          --                   3,391,200
                                                                     -------                   ----------
Commercial Services                              0.2%
Iron Mountain, Inc. 7.750% 01/15/15...........               --           --       470,000       478,225
Language Line Holdings, Inc.
 11.125% 06/15/12(b)..........................               --           --     2,365,000     2,542,375
Waste Management, Inc. 7.375% 8/1/10..........          139,000      158,714            --            --
                                                                     -------                   ----------
                                                                     158,714                   3,020,600
                                                                     -------                   ----------
Funeral Services & Related Items                 0.2%
Service Corp. International 7.700% 04/15/09...               --           --     2,385,000     2,605,612
                                                                     -------                   ----------
                                                                          --                   2,605,612
                                                                     -------                   ----------
Printing - Commercial                            0.2%
American Color Graphics, Inc. 10.000% 06/15/10               --           --       895,000       769,700
Sheridan Group 10.250% 08/15/11(b)............               --           --     1,290,000     1,409,325
Vertis, Inc. 13.500% 12/07/09(b)..............               --           --     1,465,000     1,552,900
                                                                     -------                   ----------
                                                                          --                   3,731,925
                                                                     -------                   ----------
Private Corrections                              0.1%
Geo Group, Inc. 8.250% 07/15/13...............               --           --       940,000     1,001,100
                                                                     -------                   ----------
                                                                          --                   1,001,100
                                                                     -------                   ----------
Rental Auto/Equipment                            0.3%
NationsRent, Inc. 9.500% 10/15/10.............               --           --     2,575,000     2,896,875
Williams Scotsman, Inc. 9.875% 06/01/07.......               --           --     1,130,000     1,121,525
                                                                     -------                   ----------
                                                                          --                   4,018,400
                                                                     -------                   ----------
   Commercial Services Total..................                       158,714                  17,768,837
                                                                     -------                   ----------
Cosmetics/Personal Care                          0.1%
Cosmetics, Toiletries & Personal Care            0.1%
Elizabeth Arden, Inc. 7.750% 01/15/14.........               --           --     1,365,000     1,446,900
Proctor & Gamble & Co 4.75% 6/15/07...........           63,000       64,850            --            --
                                                                     -------                   ----------
                                                                      64,850                   1,446,900
                                                                     -------                   ----------
   Cosmetics/Personal Care Total..............                        64,850                   1,446,900
                                                                     -------                   ----------

                                               Columbia Strategic Income
                                               Fund Pro-Forma Combined
                                               -------------------------

                                                  Par       Value ($)
                                                ---------    ----------
Tobacco
North Atlantic Trading 9.250% 03/01/12........ 1,245,000       996,000
                                                             ----------
                                                               996,000
                                                             ----------
   Agriculture Total..........................               3,619,500
                                                             ----------
Beverages
Beverages - Wine/Spirits
Anheuser-Busch Co., Inc 5.95% 1/15/33.........   176,000       184,402
Constellation Brands, Inc. 8.125% 01/15/12.... 1,175,000     1,277,812
                                                             ----------
                                                             1,462,214
                                                             ----------
Beverages - Non-Alcoholic
Cadbury Shweppes 5.125% 10/01/2013(b).........   349,000       350,574
                                                             ----------
                                                               350,574
                                                             ----------
   Beverages Total............................               1,812,788
                                                             ----------
Biotechnology
Medical - Biomedical/Gene
Bio-Rad Laboratories, Inc. 7.500% 08/15/13.... 2,020,000     2,206,850
                                                             ----------
                                                             2,206,850
                                                             ----------
   Biotechnology Total........................               2,206,850
                                                             ----------
Commercial Services
Commercial Services - Finance
Dollar Financial Group 9.750% 11/15/11........ 3,140,000     3,391,200
                                                             ----------
                                                             3,391,200
                                                             ----------
Commercial Services
Iron Mountain, Inc. 7.750% 01/15/15...........   470,000       478,225
Language Line Holdings, Inc.
 11.125% 06/15/12(b).......................... 2,365,000     2,542,375
Waste Management, Inc. 7.375% 8/1/10..........   139,000       158,714
                                                             ----------
                                                             3,179,314
                                                             ----------
Funeral Services & Related Items
Service Corp. International 7.700% 04/15/09... 2,385,000     2,605,612
                                                             ----------
                                                             2,605,612
                                                             ----------
Printing - Commercial
American Color Graphics, Inc. 10.000% 06/15/10   895,000       769,700
Sheridan Group 10.250% 08/15/11(b)............ 1,290,000     1,409,325
Vertis, Inc. 13.500% 12/07/09(b).............. 1,465,000     1,552,900
                                                             ----------
                                                             3,731,925
                                                             ----------
Private Corrections
Geo Group, Inc. 8.250% 07/15/13...............   940,000     1,001,100
                                                             ----------
                                                             1,001,100
                                                             ----------
Rental Auto/Equipment
NationsRent, Inc. 9.500% 10/15/10............. 2,575,000     2,896,875
Williams Scotsman, Inc. 9.875% 06/01/07....... 1,130,000     1,121,525
                                                             ----------
                                                             4,018,400
                                                             ----------
   Commercial Services Total..................              17,927,551
                                                             ----------
Cosmetics/Personal Care
Cosmetics, Toiletries & Personal Care
Elizabeth Arden, Inc. 7.750% 01/15/14......... 1,365,000     1,446,900
Proctor & Gamble & Co 4.75% 6/15/07...........    63,000        64,850
                                                             ----------
                                                             1,511,750
                                                             ----------
   Cosmetics/Personal Care Total..............               1,511,750
                                                             ----------

                                                        Nations Strategic Income Columbia Strategic Income
                                                        Fund Acquired Fund       Fund Acquiring Fund
                                                        ------------------------ -------------------------
                                               % of Net
                                                Assets    Par       Value ($)       Par       Value ($)
                                               --------   -------   ---------     ---------    ----------
Food                                             0.8%
Food - Confectionery                             0.2%
Merisant Co. 9.500% 07/15/13(b)...............               --            --    1,425,000     1,282,500
Tabletop Holdings, Inc.(a) 05/15/14
 (12.250% 11/15/08)(b)........................               --            --    4,055,000     1,845,025
                                                                     ---------                 ----------
                                                                           --                  3,127,525
                                                                     ---------                 ----------
Food - Miscellaneous/Diversified                 0.5%
Del Monte Corp. 9.250% 05/15/11...............               --            --    1,600,000     1,752,000
Dole Food Co., Inc. 8.625% 05/01/09...........               --            --    1,880,000     2,072,700
Pinnacle Foods Holdings 8.250% 12/01/13(b)....               --            --    2,945,000     2,665,225
Reddy Ice Holdings, Inc.(a) 11/01/12(b)
 (10.500% 11/01/12)...........................               --            --    1,375,000       955,625
                                                                     ---------                 ----------
                                                                           --                  7,445,550
                                                                     ---------                 ----------
Food - Retail                                    0.1%
Stater Brothers Holdings 8.125% 06/15/12......               --            --    2,085,000     2,220,525
                                                                     ---------                 ----------
                                                                           --                  2,220,525
                                                                     ---------                 ----------
   Food Total.................................                             --                 12,793,600
                                                                     ---------                 ----------
Healthcare - Services                            1.3%
Medical Devices and Supplies                     0.1%
Bristol-Meyers Squibb Company
 4.75% 10/1/2006..............................          113,000       115,723           --            --
                                                                     ---------                 ----------
                                                                      115,723                         --
                                                                     ---------                 ----------
Medical - HMO                                    0.1%
Coventry Health Care, Inc. 8.125% 02/15/12....               --            --    1,690,000     1,859,000
Wellpoint Health Networks, Inc. 6.375% 6/15/06          330,000       344,228           --            --
Wellpoint Health Networks, Inc. 6.375% 1/15/12           42,000        45,597           --            --
                                                                     ---------                 ----------
                                                                      389,826                  1,859,000
                                                                     ---------                 ----------
Medical - Hospitals                              0.5%
Tenet Healthcare Corp. 9.875% 07/01/14(b).....               --            --    4,790,000     5,137,275
United Surgical Partners International, Inc.
 10.000% 12/15/11.............................               --            --    2,235,000     2,553,488
                                                                     ---------                 ----------
                                                                           --                  7,690,763
                                                                     ---------                 ----------
MRI/Medical Diagnostic Imaging                   0.5%
InSight Health Services Corp. 9.875% 11/01/11.               --            --    2,400,000     2,436,000
MedQuest, Inc. 11.875% 08/15/12...............               --            --    2,460,000     2,878,200
MQ Associates, Inc.(a) 08/15/12
 (12.250% 08/15/08)...........................               --            --    3,945,000     2,761,500
                                                                     ---------                 ----------
                                                                           --                  8,075,700
                                                                     ---------                 ----------
Physical Practice Management                     0.1%
US Oncology, Inc. 9.000% 08/15/12(b)..........                             --    1,955,000     2,179,825
                                                                     ---------                 ----------
                                                                           --                  2,179,825
                                                                     ---------                 ----------
   Healthcare Services Total..................                        505,548                 19,805,288
                                                                     ---------                 ----------
Household Products/Wares                         0.5%
Consumer Products - Miscellaneous                0.5%
AAC Group Hldg Corp.(a) 10/01/12
 (10.250% 10/01/08)(b)........................               --            --      480,000       324,000
Amscan Holdings, Inc. 8.750% 05/01/14.........               --            --    2,255,000     2,266,275
Jostens IH Corp. 7.625% 10/01/12(b)...........               --            --    1,155,000     1,212,750
Playtex Products, Inc. 9.375% 06/01/11........               --            --    3,160,000     3,353,550
Fortune Brands, Inc. 2.875% 12/01/06..........          114,000       113,049           --            --
                                                                     ---------                 ----------
                                                                      113,049                  7,156,575
                                                                     ---------                 ----------
   Household Products/Wares Total.............                        113,049                  7,156,575
                                                                     ---------                 ----------
   CONSUMER NON-CYCLICAL TOTAL................                      1,377,138                 66,075,362
                                                                     =========                 ==========

                                               Columbia Strategic Income
                                               Fund Pro-Forma Combined
                                               -------------------------

                                                  Par       Value ($)
                                                ---------    ----------
Food
Food - Confectionery
Merisant Co. 9.500% 07/15/13(b)............... 1,425,000     1,282,500
Tabletop Holdings, Inc.(a) 05/15/14
 (12.250% 11/15/08)(b)........................ 4,055,000     1,845,025
                                                             ----------
                                                             3,127,525
                                                             ----------
Food - Miscellaneous/Diversified
Del Monte Corp. 9.250% 05/15/11............... 1,600,000     1,752,000
Dole Food Co., Inc. 8.625% 05/01/09........... 1,880,000     2,072,700
Pinnacle Foods Holdings 8.250% 12/01/13(b).... 2,945,000     2,665,225
Reddy Ice Holdings, Inc.(a) 11/01/12(b)
 (10.500% 11/01/12)........................... 1,375,000       955,625
                                                             ----------
                                                             7,445,550
                                                             ----------
Food - Retail
Stater Brothers Holdings 8.125% 06/15/12...... 2,085,000     2,220,525
                                                             ----------
                                                             2,220,525
                                                             ----------
   Food Total.................................              12,793,600
                                                             ----------
Healthcare - Services
Medical Devices and Supplies
Bristol-Meyers Squibb Company
 4.75% 10/1/2006..............................   113,000       115,723
                                                             ----------
                                                               115,723
                                                             ----------
Medical - HMO
Coventry Health Care, Inc. 8.125% 02/15/12.... 1,690,000     1,859,000
Wellpoint Health Networks, Inc. 6.375% 6/15/06   330,000       344,228
Wellpoint Health Networks, Inc. 6.375% 1/15/12    42,000        45,597
                                                             ----------
                                                             2,248,826
                                                             ----------
Medical - Hospitals
Tenet Healthcare Corp. 9.875% 07/01/14(b)..... 4,790,000     5,137,275
United Surgical Partners International, Inc.
 10.000% 12/15/11............................. 2,235,000     2,553,488
                                                             ----------
                                                             7,690,763
                                                             ----------
MRI/Medical Diagnostic Imaging
InSight Health Services Corp. 9.875% 11/01/11. 2,400,000     2,436,000
MedQuest, Inc. 11.875% 08/15/12............... 2,460,000     2,878,200
MQ Associates, Inc.(a) 08/15/12
 (12.250% 08/15/08)........................... 3,945,000     2,761,500
                                                             ----------
                                                             8,075,700
                                                             ----------
Physical Practice Management
US Oncology, Inc. 9.000% 08/15/12(b).......... 1,955,000     2,179,825
                                                             ----------
                                                             2,179,825
                                                             ----------
   Healthcare Services Total..................              20,310,836
                                                             ----------
Household Products/Wares
Consumer Products - Miscellaneous
AAC Group Hldg Corp.(a) 10/01/12
 (10.250% 10/01/08)(b)........................   480,000       324,000
Amscan Holdings, Inc. 8.750% 05/01/14......... 2,255,000     2,266,275
Jostens IH Corp. 7.625% 10/01/12(b)........... 1,155,000     1,212,750
Playtex Products, Inc. 9.375% 06/01/11........ 3,160,000     3,353,550
Fortune Brands, Inc. 2.875% 12/01/06..........   114,000       113,049
                                                             ----------
                                                             7,269,624
                                                             ----------
   Household Products/Wares Total.............               7,269,624
                                                             ----------
   CONSUMER NON-CYCLICAL TOTAL................              67,452,500
                                                             ==========

                                                      Nations Strategic Income Columbia Strategic Income Columbia Strategic Income
                                                      Fund Acquired Fund       Fund Acquiring Fund       Fund Pro-Forma Combined
                                                      ------------------------ ------------------------- -------------------------
                                             % of Net
                                              Assets    Par       Value ($)       Par       Value ($)       Par       Value ($)
                                             --------   -------   ---------     ---------    ----------   ---------    ----------
ENERGY                                         3.2%
Oil & Gas                                      1.9%
Oil Companies - Exploration & Production       1.6%
Chesapeake Energy Corp. 7.500% 06/15/14.....               --            --      885,000       979,031     885,000       979,031
Compton Petroleum Corp. 9.900% 05/15/09.....               --            --    2,200,000     2,420,000   2,200,000     2,420,000
Encore Acquisition Co. 8.375% 06/15/12......               --            --    1,885,000     2,101,775   1,885,000     2,101,775
Energy Partners Ltd. 8.750% 08/01/10........               --            --    1,150,000     1,265,000   1,150,000     1,265,000
Gazprom 9.625% 03/01/13.....................               --            --    5,760,000     6,648,768   5,760,000     6,648,768
Magnum Hunter Resources, Inc.
 9.600% 03/15/12............................               --            --    1,472,000     1,678,080   1,472,000     1,678,080
Pemex Finance Ltd.
  9.150% 11/15/18...........................               --            --    2,485,000     3,084,158   2,485,000     3,084,158
  10.610% 08/15/17..........................               --            --    1,650,000     2,207,271   1,650,000     2,207,271
Pemex Project Funding Master Trust
  7.375% 12/15/14...........................          123,000       134,193           --            --     123,000       134,193
  8.625% 2/1/22(e)..........................          359,000       409,260           --            --     359,000       409,260
TransTexas Gas Corp. 15.000% 03/15/05(j)(k).               --            --      465,296             5     465,296             5
Whiting Petroleum Corp. 7.250% 05/01/12.....               --            --    2,290,000     2,404,500   2,290,000     2,404,500
XTO Energy, Inc. 7.500% 4/15/12.............          340,000       394,385           --            --     340,000       394,385
                                                                   ---------                 ----------                ----------
                                                                    937,838                 22,788,588                23,726,426
                                                                   ---------                 ----------                ----------
Oil & Gas Drilling                             0.2%
Ocean Rig Norway AS 10.250% 06/01/08........               --            --    1,585,000     1,632,550   1,585,000     1,632,550
Pride International, Inc. 7.375% 07/15/14(b)               --            --      865,000       960,150     865,000       960,150
                                                                   ---------                 ----------                ----------
                                                                         --                  2,592,700                 2,592,700
                                                                   ---------                 ----------                ----------
Oil Refining & Marketing                       0.1%
Conoco Funding Company
  5.45% 10/15/2006..........................          209,000       216,756           --            --     209,000       216,756
  6.35% 10/15/2011..........................          259,000       287,187           --            --     259,000       287,187
Premcor Refining Group 7.500% 06/15/15......               --            --    1,430,000     1,565,850   1,430,000     1,565,850
                                                                   ---------                 ----------                ----------
                                                                    503,943                  1,565,850                 2,069,793
                                                                   ---------                 ----------                ----------
Oil Integrated                                 0.0%
USX Corporation 6.65% 2/1/2006..............          246,000       255,760           --            --     246,000       255,760
                                                                   ---------                 ----------                ----------
                                                                    255,760                         --                   255,760
                                                                   ---------                 ----------                ----------
   Oil & Gas Total..........................                      1,697,541                 26,947,138                28,644,679
                                                                   ---------                 ----------                ----------
Oil & Gas Services                             0.2%
Oil - Field Services                           0.2%
Hornbeck Offshore Services, Inc.
 6.125% 12/01/14(b).........................               --            --      460,000       460,000     460,000       460,000
Newpark Resources, Inc. 8.625% 12/15/07.....               --            --    1,560,000     1,575,600   1,560,000     1,575,600
                                                                   ---------                 ----------                ----------
                                                                         --                  2,035,600                 2,035,600
                                                                   ---------                 ----------                ----------
   Oil & Gas Services Total.................                             --                  2,035,600                 2,035,600
                                                                   ---------                 ----------                ----------
Pipelines                                      1.1%
Pipelines                                      1.1%
Coastal Corp. 7.750% 06/15/10...............               --            --    3,550,000     3,652,062   3,550,000     3,652,062
Consolidated Natural Gas Company Series B
 5.375% 11/1/2006...........................          201,000       208,026           --            --     201,000       208,026
Duke Capital LLC 4.37% 03/01/09.............          276,000       276,355           --            --     276,000       276,355
Dynegy Holdings, Inc.
  6.875% 04/01/11...........................               --            --    1,895,000     1,819,200   1,895,000     1,819,200
  9.875% 07/15/10(b)........................               --            --      960,000     1,084,800     960,000     1,084,800
Kinder Morgan Inc. 6.65% 3/1/2005...........          169,000       170,617           --            --     169,000       170,617
Northwest Pipeline Corp. 8.125% 03/01/10....               --            --      760,000       847,400     760,000       847,400
Sonat, Inc.
  6.875% 06/01/05...........................               --            --    1,000,000     1,012,500   1,000,000     1,012,500
  7.625% 07/15/11...........................               --            --    4,230,000     4,293,450   4,230,000     4,293,450

                                                            Nations Strategic Income Columbia Strategic Income
                                                            Fund Acquired Fund       Fund Acquiring Fund
                                                            ------------------------ -------------------------
                                                   % of Net
                                                    Assets    Par       Value ($)       Par       Value ($)
                                                   --------   -------   ---------     ---------    ----------
Southern Natural Gas Co. 8.875% 03/15/10..........               --            --    1,335,000     1,498,538
Teppco Partnres, LP 7.625% 02/15/12...............          244,000       280,222           --            --
Williams Companies, Inc. 8.125% 03/15/12..........               --            --    1,780,000     2,073,700
                                                                         ---------                 ----------
                                                                          935,220                 16,281,650
                                                                         ---------                 ----------
   Pipelines Total................................                        935,220                 16,281,650
                                                                         ---------                 ----------
   ENERGY TOTAL...................................                      2,632,761                 45,264,388
                                                                         =========                 ==========
FINANCIAL                                            1.5%
Diversified Financial Services                       1.2%
Commercial Banks                                     0.3%
Corp Andina De Fomento 6.375% 6/18/09.............          350,000       519,796           --            --
AmSouth Bnak N.A. 4.850% 4/1/13...................          223,000       220,629           --            --
The Bank of New York MTN Series E
 3.900% 9/1/07....................................          125,000       125,785           --            --
Bank One Corporation 6.000% 8/1/08................          623,000       665,500           --            --
Capital One Bank 5.000% 06/15/09..................          151,000       154,741           --            --
Cnase Manhattan Corp 7.250% 6/01/07...............          345,000       374,357           --            --
Citigroup Inc. 6.000% 2/21/12.....................          151,000       164,435           --            --
First Union Nantional Bank 5.800% 12/01/08........          382,000       404,978           --            --
Mellon Funding Corporation 4.875% 6/15/07.........           70,000        72,104           --            --
National City Bank 4.625% 5/1/2013................          418,000       409,949           --            --
PNC Funding Corporation 5.750% 8/1/06.............          156,000       162,197           --            --
Popular North America Inc., MTN Series E
 6.125% 10/15/06..................................          114,000       119,126           --            --
Popular North America Inc. 4.25% 04/01/08.........          125,000       125,787           --            --
SouthTrust Bank N.A. 4.750% 3/1/13................           86,000        84,485           --            --
US Bank N.A., Minnesota 2.850% 11/15/06...........          181,000       179,501           --            --
US Bank N.A., Minnesota 6.375% 8/1/11.............          358,000       395,588           --            --
Union Planters Corporation 4.375% 12/1/10.........          418,000       414,410           --            --
U.S. Bancorp, MTN, Series N 5.10% 07/15/07........          187,000       193,434           --            --
                                                                         ---------                 ----------
                                                                        4,786,801                         --
                                                                         ---------                 ----------
Commercial Services                                  0.2%
American Express Company 5.50% 09/12/06...........          325,000       337,248           --            --
American Express Company 3.75% 11/20/07...........          102,000       102,064           --            --
American Express Company 4.75% 06/17/2009.........          162,000       166,136           --            --
American General Finance Corp 2.75% 06/15/08......          118,000       113,066           --            --
CIT Group Inc 7.375% 4/2/2007.....................          155,000       167,835           --            --
Countrywide Home Loans, Inc. MTN Ser J
 5.5% 8/01/06.....................................          541,000       558,784           --            --
Household Finance Corp 5.875% 02/01/09............          193,000       205,601           --            --
Household Finance Corp 7.2% 07/15/06..............          211,000       223,288           --            --
Household Finance Corp 6.375% 11/27/12............           95,000       104,289           --            --
International Leasing Finance Corp 4.5% 5/1/2008..           89,000        89,959           --            --
International Leasing Finance Corp
 3.50% 04/01/09...................................          438,000       424,161           --            --
National Rural Utilities Cooperative
 8.000% 3/1/32....................................          122,000       155,074           --            --
National Rural Utilities Cooperative 5.75% 8/28/09          140,000       148,597           --            --
National Rural Utilities Cooperative
 3.25% 10/01/07...................................          136,000       133,979           --            --
                                                                         ---------                 ----------
                                                                        2,930,081                         --
                                                                         ---------                 ----------
Finance - Commercial                                 0.1%
Caterpillar Financial Services Corp...............
  2.35% 09/15/2006................................          186,000       182,738           --            --
  5.95% 5/1/2006..................................          239,000       248,057           --            --
FINOVA Group, Inc. 7.500% 11/15/09(l).............               --            --    2,409,000     1,150,298
                                                                         ---------                 ----------
                                                                          430,795                  1,150,298
                                                                         ---------                 ----------

                                                   Columbia Strategic Income
                                                   Fund Pro-Forma Combined
                                                   -------------------------

                                                      Par       Value ($)
                                                    ---------    ----------
Southern Natural Gas Co. 8.875% 03/15/10.......... 1,335,000     1,498,538
Teppco Partnres, LP 7.625% 02/15/12...............   244,000       280,222
Williams Companies, Inc. 8.125% 03/15/12.......... 1,780,000     2,073,700
                                                                 ----------
                                                                17,216,870
                                                                 ----------
   Pipelines Total................................              17,216,870
                                                                 ----------
   ENERGY TOTAL...................................              47,897,149
                                                                 ==========
FINANCIAL
Diversified Financial Services
Commercial Banks
Corp Andina De Fomento 6.375% 6/18/09.............   350,000       519,796
AmSouth Bnak N.A. 4.850% 4/1/13...................   223,000       220,629
The Bank of New York MTN Series E
 3.900% 9/1/07....................................   125,000       125,785
Bank One Corporation 6.000% 8/1/08................   623,000       665,500
Capital One Bank 5.000% 06/15/09..................   151,000       154,741
Cnase Manhattan Corp 7.250% 6/01/07...............   345,000       374,357
Citigroup Inc. 6.000% 2/21/12.....................   151,000       164,435
First Union Nantional Bank 5.800% 12/01/08........   382,000       404,978
Mellon Funding Corporation 4.875% 6/15/07.........    70,000        72,104
National City Bank 4.625% 5/1/2013................   418,000       409,949
PNC Funding Corporation 5.750% 8/1/06.............   156,000       162,197
Popular North America Inc., MTN Series E
 6.125% 10/15/06..................................   114,000       119,126
Popular North America Inc. 4.25% 04/01/08.........   125,000       125,787
SouthTrust Bank N.A. 4.750% 3/1/13................    86,000        84,485
US Bank N.A., Minnesota 2.850% 11/15/06...........   181,000       179,501
US Bank N.A., Minnesota 6.375% 8/1/11.............   358,000       395,588
Union Planters Corporation 4.375% 12/1/10.........   418,000       414,410
U.S. Bancorp, MTN, Series N 5.10% 07/15/07........   187,000       193,434
                                                                 ----------
                                                                 4,786,801
                                                                 ----------
Commercial Services
American Express Company 5.50% 09/12/06...........   325,000       337,248
American Express Company 3.75% 11/20/07...........   102,000       102,064
American Express Company 4.75% 06/17/2009.........   162,000       166,136
American General Finance Corp 2.75% 06/15/08......   118,000       113,066
CIT Group Inc 7.375% 4/2/2007.....................   155,000       167,835
Countrywide Home Loans, Inc. MTN Ser J
 5.5% 8/01/06.....................................   541,000       558,784
Household Finance Corp 5.875% 02/01/09............   193,000       205,601
Household Finance Corp 7.2% 07/15/06..............   211,000       223,288
Household Finance Corp 6.375% 11/27/12............    95,000       104,289
International Leasing Finance Corp 4.5% 5/1/2008..    89,000        89,959
International Leasing Finance Corp
 3.50% 04/01/09...................................   438,000       424,161
National Rural Utilities Cooperative
 8.000% 3/1/32....................................   122,000       155,074
National Rural Utilities Cooperative 5.75% 8/28/09   140,000       148,597
National Rural Utilities Cooperative
 3.25% 10/01/07...................................   136,000       133,979
                                                                 ----------
                                                                 2,930,081
                                                                 ----------
Finance - Commercial
Caterpillar Financial Services Corp...............
  2.35% 09/15/2006................................   186,000       182,738
  5.95% 5/1/2006..................................   239,000       248,057
FINOVA Group, Inc. 7.500% 11/15/09(l)............. 2,409,000     1,150,298
                                                                 ----------
                                                                 1,581,093
                                                                 ----------

                                                      Nations Strategic Income Columbia Strategic Income Columbia Strategic Income
                                                      Fund Acquired Fund       Fund Acquiring Fund       Fund Pro-Forma Combined
                                                      ------------------------ ------------------------- -------------------------
                                             % of Net
                                              Assets    Par      Value ($)        Par       Value ($)       Par       Value ($)
                                             --------  -------    ----------    ---------   ---------     ---------    ----------
Finance - Consumer Loans                       0.0%
John Deere Capital Corp MTN Series D
 3.125% 12/15/05............................          244,000       243,784           --           --      244,000       243,784
                                                                  ----------                 ---------                 ----------
                                                                    243,784                        --                    243,784
                                                                  ----------                 ---------                 ----------
Finance - Investment Banker/Broker             0.5%
E*Trade Financial Corp. 8.000% 06/15/11(b)..               --            --    1,370,000    1,448,775    1,370,000     1,448,775
LaBranche & Co., Inc. 11.000% 05/15/12......               --            --    3,545,000    3,775,425    3,545,000     3,775,425
Bear Sterns Companies Inc. 5.70% 01/15/07...          115,000       120,138           --           --      115,000       120,138
Bear Sterns Companies Inc. 4.50% 10/28/10...          388,000       387,754           --           --      388,000       387,754
Credit Suisse First Boston USA Inc.
 5.875% 8/1/06..............................           42,000        43,743           --           --       42,000        43,743
Credit Suisse First Boston USA Inc.
 6.125% 11/15/11............................          201,000       218,267           --           --      201,000       218,267
Goldman Sachs Group, Inc. 4.125% 01/15/08...           86,000        86,989           --           --       86,000        86,989
Lehman Brothers Holdings Inc. 7.875% 8/15/10           77,000        89,909           --           --       77,000        89,909
Lehman Brothers Holdings Inc. 7.000% 2/1/08.          248,000       269,937           --           --      248,000       269,937
Lehman Brothers Holdings Inc. 4.0% 1/22/08..          323,000       324,948           --           --      323,000       324,948
Merrill Lynch & Company, Inc. 6.00% 02/17/09          245,000       262,034           --           --      245,000       262,034
Merrill Lynch & Company, Inc. MTN Series B
 3.70% 04/21/08.............................          154,000       153,149           --           --      154,000       153,149
Salomon Smith Barney Holdings 6.50% 02/15/08          138,000       149,340           --           --      138,000       149,340
                                                                  ----------                 ---------                 ----------
                                                                  2,106,209                 5,224,200                  7,330,409
                                                                  ----------                 ---------                 ----------
Insurance                                      0.1%
Hartford Financial Services Group
 2.375% 06/01/06............................           78,000        76,555           --           --       78,000        76,555
Hartford Financial Services Group
 4.625% 07/15/13............................           68,000        65,168           --           --       68,000        65,168
Mass Mutual Global Funding II
 2.55% 07/15/2008(b)........................          127,000       121,204           --           --      127,000       121,204
Metlife, Inc. 5.375% 12/15/12...............           99,000       101,490           --           --       99,000       101,490
Metlife, Inc. 6.5% 12/15/32.................          101,000       107,453           --           --      101,000       107,453
Principal Life Global 6.25% 2/15/12(b)......          244,000       264,226           --           --      244,000       264,226
Prudential Funding LLC MTN
 6.6% 5/15/2008(b)..........................          388,000       419,262           --           --      388,000       419,262
                                                                  ----------                 ---------                 ----------
                                                                  1,155,359                        --                  1,155,359
                                                                  ----------                 ---------                 ----------
   Diversified Financial Services Total.....                     11,653,029                 6,374,498                 18,027,527
                                                                  ----------                 ---------                 ----------
REITS                                          0.2%
REITS - Hotels                                 0.1%
La Quinta Properties 7.000% 08/15/12(b).....               --            --      500,000      537,500      500,000       537,500
                                                                  ----------                 ---------                 ----------
                                                                         --                   537,500                    537,500
                                                                  ----------                 ---------                 ----------
REITS - Mortgages                              0.1%
Thornburg Mortgage, Inc. 8.000% 05/15/13....               --            --    1,545,000    1,657,013    1,545,000     1,657,013
Camden Property Trust 5.375% 12/15/13.......          326,000       324,735           --           --      326,000       324,735
Health Care Property Investors, Inc.
 6.45% 06/25/12.............................          120,000       128,652           --           --      120,000       128,652
                                                                  ----------                 ---------                 ----------
                                                                    453,388                 1,657,013                  2,110,401
                                                                  ----------                 ---------                 ----------
   REITS Total..............................                        453,388                 2,194,513                  2,647,901
                                                                  ----------                 ---------                 ----------
Real Estate                                    0.0%
Real Estate Operating and Development          0.0%
EOP Operating LP 7.000% 7/15/11.............          180,000       201,452           --           --      180,000       201,452
EOP Operating LP 4.75% 03/15/14.............          268,000       256,252           --           --      268,000       256,252
                                                                  ----------                 ---------                 ----------
                                                                    457,704                        --                    457,704
                                                                  ----------                 ---------                 ----------
   Real Estate Total........................                        457,704                        --                    457,704
                                                                  ----------                 ---------                 ----------

                                                      Nations Strategic Income Columbia Strategic Income Columbia Strategic Income
                                                      Fund Acquired Fund       Fund Acquiring Fund       Fund Pro-Forma Combined
                                                      ------------------------ ------------------------- -------------------------
                                             % of Net
                                              Assets    Par      Value ($)        Par       Value ($)       Par       Value ($)
                                             --------  -------    ----------    ---------    ----------   ---------    ----------
Savings & Loans                                0.1%
Savings & Loans/ Thrifts - Western US          0.1%
Washington Mutual, Inc.
  2.400% 11/03/05...........................          116,000       115,234           --            --     116,000       115,234
  4.625% 4/1/14.............................          402,000       378,532           --            --     402,000       378,532
  5.625% 1/15/07............................          210,000       218,660           --            --     210,000       218,660
Western Financial Bank 9.625% 05/15/12......               --            --    1,090,000     1,242,600   1,090,000     1,242,600
                                                                  ----------                 ----------                ----------
                                                                    712,426                  1,242,600                 1,955,026
                                                                  ----------                 ----------                ----------
   Savings & Loans Total....................                        712,426                  1,242,600                 1,955,026
                                                                  ----------                 ----------                ----------
   FINANCIAL TOTAL..........................                     13,276,546                  9,811,611                23,088,157
                                                                  ==========                 ==========                ==========
INDUSTRIALS                                    5.8%
Aerospace/Defense                              0.6%
Aerospace/Defense - Equipment                  0.5%
Argo Tech Corp. 9.250% 06/01/11.............               --            --    1,215,000     1,327,387   1,215,000     1,327,387
BE Aerospace, Inc. 8.875% 05/01/11..........               --            --    2,095,000     2,189,275   2,095,000     2,189,275
Sequa Corp. 8.875% 04/01/08.................               --            --    1,335,000     1,461,825   1,335,000     1,461,825
Standard Aero Holdings, Inc.
 8.250% 09/01/14(b).........................               --            --    1,370,000     1,472,750   1,370,000     1,472,750
TransDigm, Inc. 8.375% 07/15/11.............               --            --    1,175,000     1,266,063   1,175,000     1,266,063
                                                                  ----------                 ----------                ----------
                                                                         --                  7,717,300                 7,717,300
                                                                  ----------                 ----------                ----------
Aerospace and Defense                          0.1%
Northrop Grumman 7.125% 02/15/11............          204,000       231,439           --            --     204,000       231,439
Raytheon Company 5.375% 04/1/13.............          125,000       128,954           --            --     125,000       128,954
                                                                  ----------                 ----------                ----------
                                                                    360,393                         --                   360,393
                                                                  ----------                 ----------                ----------
Electronics - Military                         0.0%
Condor Systems, Inc. 11.875% 05/01/09(j)(k).               --            --    4,000,000        40,000   4,000,000        40,000
                                                                  ----------                 ----------                ----------
                                                                         --                     40,000                    40,000
                                                                  ----------                 ----------                ----------
   Aerospace/Defense Total..................                        360,393                  7,757,300                 8,117,693
                                                                  ----------                 ----------                ----------
Building Materials                             0.7%
Building Products - Doors & Windows            0.3%
Atrium Companies, Inc. 10.500% 05/01/09.....               --            --    3,885,000     4,079,250   3,885,000     4,079,250
                                                                  ----------                 ----------                ----------
                                                                         --                  4,079,250                 4,079,250
                                                                  ----------                 ----------                ----------
Building & Construction Products -
 Miscellaneous                                 0.2%
Associated Materials, Inc.(a) 03/01/14
 (11.250% 03/01/09).........................               --            --    1,095,000       815,775   1,095,000       815,775
Congoleum Corp. 8.625% 08/01/08(m)..........               --            --    1,305,000     1,017,900   1,305,000     1,017,900
Nortek Holdings, Inc. 8.500% 09/01/14(b)....               --            --      695,000       747,125     695,000       747,125
                                                                  ----------                 ----------                ----------
                                                                         --                  2,580,800                 2,580,800
                                                                  ----------                 ----------                ----------
Building Products - Cement/Aggregation         0.2%
RMCC Acquisition Co. 9.500% 11/01/12(b).....               --            --    1,810,000     1,814,525   1,810,000     1,814,525
US Concrete, Inc. 8.375% 04/01/14...........               --            --    1,670,000     1,782,725   1,670,000     1,782,725
                                                                  ----------                 ----------                ----------
                                                                         --                  3,597,250                 3,597,250
                                                                  ----------                 ----------                ----------
   Building Materials Total.................                             --                 10,257,300                10,257,300
                                                                  ----------                 ----------                ----------
Electrical Components & Equipment              0.1%
Wire & Cable Products                          0.1%
Coleman Cable, Inc. 9.875% 10/01/12(b)......               --            --    2,065,000     2,173,412   2,065,000     2,173,412
                                                                  ----------                 ----------                ----------
                                                                         --                  2,173,412                 2,173,412
                                                                  ----------                 ----------                ----------
   Electrical Components & Equipment Total..                             --                  2,173,412                 2,173,412
                                                                  ----------                 ----------                ----------

                                                           Nations Strategic Income Columbia Strategic Income
                                                           Fund Acquired Fund       Fund Acquiring Fund
                                                           ------------------------ -------------------------
                                                  % of Net
                                                   Assets    Par       Value ($)       Par       Value ($)
                                                  --------   -------   ---------     ---------    ----------
Electronics                                         0.0%
Electronic Components - Miscellaneous               0.0%
Flextronics International Ltd. 6.250% 11/15/14(b)               --           --       670,000       659,950
                                                                        -------                   ----------
                                                                             --                     659,950
                                                                        -------                   ----------
   Electronics Total.............................                            --                     659,950
                                                                        -------                   ----------
Engineering & Construction                          0.2%
Building & Construction - Miscellaneous             0.2%
J. Ray McDermott SA 11.000% 12/15/13(b)..........               --           --     2,160,000     2,359,800
                                                                        -------                   ----------
                                                                             --                   2,359,800
                                                                        -------                   ----------
   Engineering & Construction Total..............                            --                   2,359,800
                                                                        -------                   ----------
Environmental Control                               0.5%
Non-Hazardous Waste Disposal                        0.4%
Allied Waste North America, Inc.
  7.875% 04/15/13................................               --           --     1,500,000     1,515,000
  8.500% 12/01/08................................               --           --     2,330,000     2,449,412
Waste Services, Inc. 9.500% 04/15/14(b)..........               --           --     2,735,000     2,707,650
                                                                        -------                   ----------
                                                                             --                   6,672,062
                                                                        -------                   ----------
Recycling                                           0.1%
IMCO Recycling Escrow, Inc. 9.000% 11/15/14(b)...               --           --       575,000       595,125
                                                                        -------                   ----------
                                                                             --                     595,125
                                                                        -------                   ----------
   Environmental Control Total...................                            --                   7,267,187
                                                                        -------                   ----------
Hand/Machine Tools                                  0.0%
Machine Tools & Related Products                    0.0%
Newcor, Inc. 6.000% 01/01/13(k)..................               --           --       847,510       542,406
                                                                        -------                   ----------
                                                                             --                     542,406
                                                                        -------                   ----------
   Hand/Machine Tools Total......................                            --                     542,406
                                                                        -------                   ----------
Industrial Conglomerates                            0.0%
Industrial Conglomerates                            0.0%
General Electric Co. 5.0% 2/1/2013...............          129,000      130,957            --            --
                                                                        -------                   ----------
                                                                        130,957                          --
                                                                        -------                   ----------
   Industrial Conglomerates Total................                       130,957                          --
                                                                        -------                   ----------
Machinery - Construction & Mining                   0.1%
Terex Corp. 10.375% 04/01/11.....................               --           --     1,700,000     1,916,750
                                                                        -------                   ----------
                                                                             --                   1,916,750
                                                                        -------                   ----------
   Machinery - Construction & Mining Total.......                            --                   1,916,750
                                                                        -------                   ----------
Metal Fabricate/Hardware                            0.8%
Metal Processors & Fabricate                        0.6%
Altra Industrial Motion, Inc. 9.000% 12/01/11(b).               --           --       895,000       908,425
Hawk Corp. 8.750% 11/01/14(b)....................               --           --       345,000       356,213
Mueller Group, Inc. 10.000% 05/01/12.............               --           --     1,700,000     1,844,500
Mueller Holdings, Inc.(a) 04/15/14
 (14.750% 04/15/09)..............................               --           --     2,083,000     1,406,025
TriMas Corp. 9.875% 06/15/12.....................               --           --     4,165,000     4,352,425
                                                                        -------                   ----------
                                                                             --                   8,867,588
                                                                        -------                   ----------
Metal Products - Fasteners                          0.2%
Fastentech, Inc. 11.500% 05/01/11(b).............               --           --     2,680,000     3,055,200
                                                                        -------                   ----------
                                                                             --                   3,055,200
                                                                        -------                   ----------
   Metal Fabricate/Hardware Total................                            --                  11,922,788
                                                                        -------                   ----------

                                                  Columbia Strategic Income
                                                  Fund Pro-Forma Combined
                                                  -------------------------

                                                     Par       Value ($)
                                                   ---------    ----------
Electronics
Electronic Components - Miscellaneous
Flextronics International Ltd. 6.250% 11/15/14(b)   670,000       659,950
                                                                ----------
                                                                  659,950
                                                                ----------
   Electronics Total.............................                 659,950
                                                                ----------
Engineering & Construction
Building & Construction - Miscellaneous
J. Ray McDermott SA 11.000% 12/15/13(b).......... 2,160,000     2,359,800
                                                                ----------
                                                                2,359,800
                                                                ----------
   Engineering & Construction Total..............               2,359,800
                                                                ----------
Environmental Control
Non-Hazardous Waste Disposal
Allied Waste North America, Inc.
  7.875% 04/15/13................................ 1,500,000     1,515,000
  8.500% 12/01/08................................ 2,330,000     2,449,412
Waste Services, Inc. 9.500% 04/15/14(b).......... 2,735,000     2,707,650
                                                                ----------
                                                                6,672,062
                                                                ----------
Recycling
IMCO Recycling Escrow, Inc. 9.000% 11/15/14(b)...   575,000       595,125
                                                                ----------
                                                                  595,125
                                                                ----------
   Environmental Control Total...................               7,267,187
                                                                ----------
Hand/Machine Tools
Machine Tools & Related Products
Newcor, Inc. 6.000% 01/01/13(k)..................   847,510       542,406
                                                                ----------
                                                                  542,406
                                                                ----------
   Hand/Machine Tools Total......................                 542,406
                                                                ----------
Industrial Conglomerates
Industrial Conglomerates
General Electric Co. 5.0% 2/1/2013...............   129,000       130,957
                                                                ----------
                                                                  130,957
                                                                ----------
   Industrial Conglomerates Total................                 130,957
                                                                ----------
Machinery - Construction & Mining
Terex Corp. 10.375% 04/01/11..................... 1,700,000     1,916,750
                                                                ----------
                                                                1,916,750
                                                                ----------
   Machinery - Construction & Mining Total.......               1,916,750
                                                                ----------
Metal Fabricate/Hardware
Metal Processors & Fabricate
Altra Industrial Motion, Inc. 9.000% 12/01/11(b).   895,000       908,425
Hawk Corp. 8.750% 11/01/14(b)....................   345,000       356,213
Mueller Group, Inc. 10.000% 05/01/12............. 1,700,000     1,844,500
Mueller Holdings, Inc.(a) 04/15/14
 (14.750% 04/15/09).............................. 2,083,000     1,406,025
TriMas Corp. 9.875% 06/15/12..................... 4,165,000     4,352,425
                                                                ----------
                                                                8,867,588
                                                                ----------
Metal Products - Fasteners
Fastentech, Inc. 11.500% 05/01/11(b)............. 2,680,000     3,055,200
                                                                ----------
                                                                3,055,200
                                                                ----------
   Metal Fabricate/Hardware Total................              11,922,788
                                                                ----------

                                                          Nations Strategic Income Columbia Strategic Income
                                                          Fund Acquired Fund       Fund Acquiring Fund
                                                          ------------------------ -------------------------
                                                 % of Net
                                                  Assets  Par       Value ($)         Par       Value ($)
                                                 -------- ---       ---------       ---------    ----------
Miscellaneous Manufacturers                        0.6%
Advanced Materials/Products                        0.1%
Hexcel Corp. 9.750% 01/15/09....................          --           --          1,385,000     1,450,787
                                                                       --                        ----------
                                                                       --                        1,450,787
                                                                       --                        ----------
Diversified Manufacturer Operations                0.4%
J.B. Poindexter & Co. 8.750% 03/15/14(b)........          --           --          1,835,000     1,945,100
KI Holdings, Inc.(a) 11/15/14
 (9.875% 11/15/09)(b)...........................          --           --          2,025,000     1,285,875
Koppers Industries, Inc. 9.875% 10/15/13........          --           --          1,960,000     2,224,600
Trinity Industries, Inc. 6.500% 03/15/14........          --           --            740,000       733,525
                                                                       --                        ----------
                                                                       --                        6,189,100
                                                                       --                        ----------
Filteration/Separation Product                     0.1%
Polypore, Inc.(a) 10/01/12 (10.500% 10/01/12)(b)          --           --          2,365,000     1,519,513
                                                                       --                        ----------
                                                                       --                        1,519,513
                                                                       --                        ----------
   Miscelleaneous Manufacturer Total............                       --                        9,159,400
                                                                       --                        ----------
Packaging & Containers                             0.9%
Containers - Metal/Glass                           0.3%
Crown European Holdings SA 10.875% 03/01/13.....          --           --          1,800,000     2,119,500
Owens-Brockway Glass Container
 8.250% 05/15/13................................          --           --            340,000       371,450
Owens-Illinois, Inc.
  7.350% 05/15/08...............................          --           --          1,950,000     2,032,875
  7.500% 05/15/10...............................          --           --            440,000       463,650
                                                                       --                        ----------
                                                                       --                        4,987,475
                                                                       --                        ----------
Containers - Paper/Plastic                         0.6%
Consolidated Container Co. LLC(a) 06/15/09
 (10.750% 06/15/07).............................          --           --          1,500,000     1,260,000
MDP Acquisitions PLC 9.625% 10/01/12............          --           --          2,800,000     3,164,000
Portola Packaging, Inc. 8.250% 02/01/12.........          --           --          1,460,000     1,138,800
Smurfit-Stone Container Corp. 8.250% 10/01/12...          --           --          1,600,000     1,752,000
Tekni-Plex, Inc. 12.750% 06/15/10...............          --           --          1,755,000     1,553,175
                                                                       --                        ----------
                                                                       --                        8,867,975
                                                                       --                        ----------
   Packaging & Containers Total.................                       --                       13,855,450
                                                                       --                        ----------
Transportation                                     1.3%
Transport - Truck                                  0.2%
Allied Holdings, Inc. 8.625% 10/01/07...........          --           --          1,410,000     1,198,500
QDI Capital Corp. 9.000% 11/15/10(b)............          --           --          2,060,000     2,054,850
                                                                       --                        ----------
                                                                       --                        3,253,350
                                                                       --                        ----------
Transport - Services                               0.3%
CHC Helicopter Corp. 7.375% 05/01/14............          --           --          1,450,000     1,533,375
Petroleum Helicopters, Inc. 9.375% 05/01/09.....          --           --          2,710,000     2,926,800
                                                                       --                        ----------
                                                                       --                        4,460,175
                                                                       --                        ----------
Transport - Marine                                 0.6%
Ship Finance International Ltd. 8.500% 12/15/13.          --           --          3,795,000     3,899,363
Stena AB
  7.000% 12/01/16(b)............................          --           --            670,000       658,275
  7.500% 11/01/13...............................          --           --          2,215,000     2,292,525
  9.625% 12/01/12...............................          --           --          1,425,000     1,603,125
Teekay Shipping Corp. 8.875% 07/15/11...........          --           --            485,000       562,600
                                                                       --                        ----------
                                                                       --                        9,015,888
                                                                       --                        ----------

                                                 Columbia Strategic Income
                                                 Fund Pro-Forma Combined
                                                 -------------------------

                                                    Par       Value ($)
                                                  ---------    ----------
Miscellaneous Manufacturers
Advanced Materials/Products
Hexcel Corp. 9.750% 01/15/09.................... 1,385,000     1,450,787
                                                               ----------
                                                               1,450,787
                                                               ----------
Diversified Manufacturer Operations
J.B. Poindexter & Co. 8.750% 03/15/14(b)........ 1,835,000     1,945,100
KI Holdings, Inc.(a) 11/15/14
 (9.875% 11/15/09)(b)........................... 2,025,000     1,285,875
Koppers Industries, Inc. 9.875% 10/15/13........ 1,960,000     2,224,600
Trinity Industries, Inc. 6.500% 03/15/14........   740,000       733,525
                                                               ----------
                                                               6,189,100
                                                               ----------
Filteration/Separation Product
Polypore, Inc.(a) 10/01/12 (10.500% 10/01/12)(b) 2,365,000     1,519,513
                                                               ----------
                                                               1,519,513
                                                               ----------
   Miscelleaneous Manufacturer Total............               9,159,400
                                                               ----------
Packaging & Containers
Containers - Metal/Glass
Crown European Holdings SA 10.875% 03/01/13..... 1,800,000     2,119,500
Owens-Brockway Glass Container
 8.250% 05/15/13................................   340,000       371,450
Owens-Illinois, Inc.
  7.350% 05/15/08............................... 1,950,000     2,032,875
  7.500% 05/15/10...............................   440,000       463,650
                                                               ----------
                                                               4,987,475
                                                               ----------
Containers - Paper/Plastic
Consolidated Container Co. LLC(a) 06/15/09
 (10.750% 06/15/07)............................. 1,500,000     1,260,000
MDP Acquisitions PLC 9.625% 10/01/12............ 2,800,000     3,164,000
Portola Packaging, Inc. 8.250% 02/01/12......... 1,460,000     1,138,800
Smurfit-Stone Container Corp. 8.250% 10/01/12... 1,600,000     1,752,000
Tekni-Plex, Inc. 12.750% 06/15/10............... 1,755,000     1,553,175
                                                               ----------
                                                               8,867,975
                                                               ----------
   Packaging & Containers Total.................              13,855,450
                                                               ----------
Transportation
Transport - Truck
Allied Holdings, Inc. 8.625% 10/01/07........... 1,410,000     1,198,500
QDI Capital Corp. 9.000% 11/15/10(b)............ 2,060,000     2,054,850
                                                               ----------
                                                               3,253,350
                                                               ----------
Transport - Services
CHC Helicopter Corp. 7.375% 05/01/14............ 1,450,000     1,533,375
Petroleum Helicopters, Inc. 9.375% 05/01/09..... 2,710,000     2,926,800
                                                               ----------
                                                               4,460,175
                                                               ----------
Transport - Marine
Ship Finance International Ltd. 8.500% 12/15/13. 3,795,000     3,899,363
Stena AB
  7.000% 12/01/16(b)............................   670,000       658,275
  7.500% 11/01/13............................... 2,215,000     2,292,525
  9.625% 12/01/12............................... 1,425,000     1,603,125
Teekay Shipping Corp. 8.875% 07/15/11...........   485,000       562,600
                                                               ----------
                                                               9,015,888
                                                               ----------

                                                          Nations Strategic Income Columbia Strategic Income
                                                          Fund Acquired Fund       Fund Acquiring Fund
                                                          ------------------------ -------------------------
                                                 % of Net
                                                  Assets    Par       Value ($)       Par       Value ($)
                                                 --------   -------   ---------     ---------    ----------
Transport - Rail                                   0.2%
Burlington North Santa Fe Corp 6.75% 7/15/11....          212,000      238,001            --            --
Canadian National Railway Company
 6.90% 7/15/28..................................          192,000      214,385            --            --
TFM SA de CV 12.500% 06/15/12...................                       452,386     2,210,000     2,508,350
                                                                       -------                   ----------
                                                                       452,386                   2,508,350
                                                                       -------                   ----------
   Transportation Total.........................                       452,386                  19,237,763
                                                                       -------                   ----------
   INDUSTRIALS TOTAL............................                       943,736                  87,109,506
                                                                       =======                   ==========
TECHNOLOGY                                         0.2%
Semiconductors                                     0.2%
Electronic Components - Semiconductor              0.2%
Amkor Technology, Inc. 9.250% 02/15/08..........               --           --     2,505,000     2,461,162
                                                                       -------                   ----------
                                                                            --                   2,461,162
                                                                       -------                   ----------
   Semiconductors Total.........................                            --                   2,461,162
                                                                       -------                   ----------
Computers                                          0.0%
Hewlett-Packard Company 5.75% 12/15/06..........          383,000      399,598            --            --
International Business Machines Corp
 4.875% 10/1/06.................................          188,000      193,381            --            --
                                                                       -------                   ----------
   Computers Total..............................                       592,979                          --
                                                                       -------                   ----------
   TECHNOLOGY TOTAL.............................                       592,979                   2,461,162
                                                                       =======                   ==========
UTILITIES                                          2.2%
Electric                                           2.2%
Electric - Generation                              0.4%
AES Corp.
  9.000% 05/15/15(b)............................               --           --       585,000       672,750
  9.500% 06/01/09...............................               --           --     1,646,000     1,888,785
Edison Mission Energy 9.875% 04/15/11...........               --           --     2,290,000     2,713,650
Mission Energy Holding 13.500% 07/15/08.........               --           --       710,000       892,825
                                                                       -------                   ----------
                                                                            --                   6,168,010
                                                                       -------                   ----------
Electric - Integrated                              0.7%
CMS Energy Corp. 8.900% 07/15/08................               --           --     2,360,000     2,619,600
Nevada Power Co.
  9.000% 08/15/13...............................               --           --     1,060,000     1,240,200
  10.875% 10/15/09..............................               --           --     2,025,000     2,369,250
PSE&G Energy Holdings, Inc. 8.625% 02/15/08.....               --           --     2,495,000     2,760,094
TNP Enterprises, Inc. 10.250% 04/01/10..........               --           --     1,630,000     1,744,100
                                                                       -------                   ----------
                                                                            --                  10,733,244
                                                                       -------                   ----------
Electric Power - Integrated                        0.2%
Appalachian Power Company 3.60% 05/15/08........           95,000       93,551            --            --
CenterPoint Energy Resources Corp., Series B
 7.875% 04/01/2013..............................          189,000      222,143            --            --
Consolidated Edison Co of New York Series 2000-C
 6.625% 12/15/05................................          195,000      202,096            --            --
Consolidated Edison Co of New York
 4.700% 06/15/09................................          210,000      214,882            --            --
Dominion Ressources, Inc., 5.000% 3/15/13.......           55,000       54,639            --            --
FirstEnergy Corp Series C 6.45% 11/15/11........          147,000      157,979            --            --
FirstEnergy Corp Series B 7.375% 11/15/31.......           92,000      101,768            --            --
MidAmerican Energy Hldgs Series D
 5.000% 2/15/14.................................          305,000      298,664            --            --
NiSource Finance Corporation 5.40% 07/15/14.....          223,000      225,655            --            --
Ohio Edison Company 4.000% 5/1/08...............           38,000       37,781            --            --
Pacific Gas and Electric Company
 4.200% 03/01/11................................           63,000       61,695            --            --

                                                 Columbia Strategic Income
                                                 Fund Pro-Forma Combined
                                                 -------------------------

                                                    Par       Value ($)
                                                  ---------    ----------
Transport - Rail
Burlington North Santa Fe Corp 6.75% 7/15/11....   212,000       238,001
Canadian National Railway Company
 6.90% 7/15/28..................................   192,000       214,385
TFM SA de CV 12.500% 06/15/12................... 2,210,000     2,508,350
                                                               ----------
                                                               2,960,736
                                                               ----------
   Transportation Total.........................              19,690,149
                                                               ----------
   INDUSTRIALS TOTAL............................              88,053,242
                                                               ==========
TECHNOLOGY
Semiconductors
Electronic Components - Semiconductor
Amkor Technology, Inc. 9.250% 02/15/08.......... 2,505,000     2,461,162
                                                               ----------
                                                               2,461,162
                                                               ----------
   Semiconductors Total.........................               2,461,162
                                                               ----------
Computers
Hewlett-Packard Company 5.75% 12/15/06..........   383,000       399,598
International Business Machines Corp
 4.875% 10/1/06.................................   188,000       193,381
                                                               ----------
   Computers Total..............................                 592,979
                                                               ----------
   TECHNOLOGY TOTAL.............................               3,054,141
                                                               ==========
UTILITIES
Electric
Electric - Generation
AES Corp.
  9.000% 05/15/15(b)............................   585,000       672,750
  9.500% 06/01/09............................... 1,646,000     1,888,785
Edison Mission Energy 9.875% 04/15/11........... 2,290,000     2,713,650
Mission Energy Holding 13.500% 07/15/08.........   710,000       892,825
                                                               ----------
                                                               6,168,010
                                                               ----------
Electric - Integrated
CMS Energy Corp. 8.900% 07/15/08................ 2,360,000     2,619,600
Nevada Power Co.
  9.000% 08/15/13............................... 1,060,000     1,240,200
  10.875% 10/15/09.............................. 2,025,000     2,369,250
PSE&G Energy Holdings, Inc. 8.625% 02/15/08..... 2,495,000     2,760,094
TNP Enterprises, Inc. 10.250% 04/01/10.......... 1,630,000     1,744,100
                                                               ----------
                                                              10,733,244
                                                               ----------
Electric Power - Integrated
Appalachian Power Company 3.60% 05/15/08........    95,000        93,551
CenterPoint Energy Resources Corp., Series B
 7.875% 04/01/2013..............................   189,000       222,143
Consolidated Edison Co of New York Series 2000-C
 6.625% 12/15/05................................   195,000       202,096
Consolidated Edison Co of New York
 4.700% 06/15/09................................   210,000       214,882
Dominion Ressources, Inc., 5.000% 3/15/13.......    55,000        54,639
FirstEnergy Corp Series C 6.45% 11/15/11........   147,000       157,979
FirstEnergy Corp Series B 7.375% 11/15/31.......    92,000       101,768
MidAmerican Energy Hldgs Series D
 5.000% 2/15/14.................................   305,000       298,664
NiSource Finance Corporation 5.40% 07/15/14.....   223,000       225,655
Ohio Edison Company 4.000% 5/1/08...............    38,000        37,781
Pacific Gas and Electric Company
 4.200% 03/01/11................................    63,000        61,695

                                                   Nations Strategic Income Columbia Strategic Income Columbia Strategic Income
                                                   Fund Acquired Fund        Fund Acquiring Fund      Fund Pro-Forma Combined
                                                   ------------------------ ------------------------- -------------------------
                                          % of Net
                                           Assets    Par      Value ($)        Par       Value ($)       Par       Value ($)
                                          --------  -------    ----------    ---------   -----------   ---------   -----------
Pacific Gas and Electric Company
 6.050% 03/01/34.........................           89,000        89,698           --            --      89,000        89,698
Pepco Holdings, Inc. 3.750% 2/15/06......          106,000       106,408           --            --     106,000       106,408
Pepco Holdings, Inc. 5.500% 8/15/07......            9,000         9,349           --            --       9,000         9,349
Progress Energy, Inc. 6.050% 4/15/07.....          374,000       392,267           --            --     374,000       392,267
Public Service Electric & Gas Co., MTN,
 Series C 4.000% 11/1/08.................          101,000       100,628           --            --     101,000       100,628
Southern California Edison Company
 6.00% 01/15/34..........................           68,000        70,266           --            --      68,000        70,266
Southern Company Capital Funding
 5.3% 02/01/2007.........................          190,000       198,923           --            --     190,000       198,923
Southern Power Company Series B
 6.25% 7/15/12...........................           58,000        62,591           --            --      58,000        62,591
Virginia Electric and Power Co., Series A
 5.375% 2/01/07..........................           90,000        93,406           --            --      90,000        93,406
                                                               ----------                -----------               -----------
                                                               2,794,390                         --                 2,794,390
                                                               ----------                -----------               -----------
Independent Power Producers                 0.9%
Caithness Coso Funding Corp.
 9.050% 12/15/09.........................               --            --    2,585,820     2,870,260   2,585,820     2,870,260
Calpine Corp.
 8.500% 07/15/10(b)......................               --            --    2,345,000     1,840,825   2,345,000     1,840,825
Calpine Generating Co.
  11.169% 04/01/11(b)(e).................               --            --    2,950,000     2,795,125   2,950,000     2,795,125
  11.500% 04/01/11(b)....................               --            --    1,725,000     1,587,000   1,725,000     1,587,000
MSW Energy Holdings Finance
  7.375% 09/01/10........................               --            --      800,000       844,000     800,000       844,000
  8.500% 09/01/10........................               --            --    2,130,000     2,343,000   2,130,000     2,343,000
Orion Power Holdings, Inc.
 12.000% 05/01/10........................               --            --    1,520,000     1,930,400   1,520,000     1,930,400
                                                               ----------                -----------               -----------
                                                                      --                 14,210,610                14,210,610
                                                               ----------                -----------               -----------
   Electric Total........................                      2,794,390                 31,111,864                33,906,254
                                                               ----------                -----------               -----------
   UTILITIES TOTAL.......................                      2,794,390                 31,111,864                33,906,254
                                                               ==========                ===========               ===========
   Total Corporate Fixed-Income
    Bonds & Notes........................                     30,249,962                522,498,131               552,748,093
                                                               ==========                ===========               ===========
Municipal Bond (Taxable)                    0.2%
CONSUMER CYCLICAL                           0.2%
Lodging                                     0.2%
Casino Hotels                               0.2%
Cabazon Band Mission Indians
 13.000% 10/01/11(h).....................               --            --    2,820,000     2,797,525   2,820,000     2,797,525
                                                               ----------                -----------               -----------
                                                                      --                  2,797,525                 2,797,525
                                                               ----------                -----------               -----------
   Lodging Total.........................                             --                  2,797,525                 2,797,525
                                                               ----------                -----------               -----------
   CONSUMER CYCLICAL.....................                             --                  2,797,525                 2,797,525
                                                               ==========                ===========               ===========
   Total Municipal Bond (Taxable)........                             --                  2,797,525                 2,797,525
                                                               ==========                ===========               ===========

                                    Nations Strategic Income Columbia Strategic Income Columbia Strategic Income
                                      Fund Acquired Fund        Fund Acquiring Fund     Fund Pro-Forma Combined
                                    ------------------------ ------------------------- -------------------------
                           % of Net
                            Assets      Par       Value ($)       Par       Value ($)       Par       Value ($)
                           -------- ------------  ---------  -------------- ---------- -------------- ----------
Foreign Government
 Obligations                 32.7%
FOREIGN
 GOVERNMENT
 BONDS                       32.7%
Sovereign                    32.7%
Aries Vermogensverwaltng
 7.750% 10/25/09(b).......                    --         --  EUR  2,500,000  3,707,330 EUR  2,500,000  3,707,330
Commonwealth of Australia
 6.250% 4/15/15...........          AUD  740,000    620,249              --         -- AUD    740,000    620,249
  8.750% 08/15/08.........          AUD  315,000    274,481   AUD13,580,000 11,777,509 AUD 13,895,000 12,051,990
European Investment Bank
 7.625% 12/07/07..........          GBP  100,000    206,233  GBP  5,110,000 10,535,729 GBP  5,210,000 10,741,962
Federal Republic of Brazil
  7.720% 06/29/09(e)......                    --         --  USD  6,350,000  7,128,700 USD  6,350,000  7,128,700
  8.250% 01/20/34.........                    --         --  USD  4,595,000  4,238,887 USD  4,595,000  4,238,887
  11.500% 04/02/09........                    --         --  EUR  4,250,000  6,677,294 EUR  4,250,000  6,677,294
  12.750% 01/15/20........          USD1,250,000  1,615,625              --         -- USD  1,250,000  1,615,625
  14.500% 10/15/09........                    --         --  USD 12,750,000 16,670,625 USD 12,750,000 16,670,625
  FLTR 4/15/12(e).........          USD6,419,168  5,994,219              --         -- USD  6,419,168  5,994,219
Government of Canada
  5.250% 06/01/13.........          CAD1,000,000    893,646  CAD  6,200,000  5,544,803 CAD  7,200,000  6,438,449
  10.000% 06/01/08........                    --         --  CAD 24,110,000 24,635,158 CAD 24,110,000 24,635,158
Government of
 New Zealand
  6.000% 11/15/11.........          NZD1,395,000  1,002,228  NZD 21,400,000 15,358,594 NZD 22,795,000 16,360,822
  6.500% 04/15/13.........                    --         --  NZD 27,600,000 20,453,385 NZD 27,600,000 20,453,385
  6.500% 2/15/06..........          NZD  525,000    377,386              --         -- NZD    525,000    377,386
Government of Norway
  5.500% 05/15/09.........                    --         --  NOK 41,770,000  7,487,444 NOK 41,770,000  7,487,444
  6 500% 05/16/11.........          NOK  640,000    119,031              --         -- NOK    640,000    119,031
Government of Spain
 5.500% 07/30/17..........                    --         --  EUR  7,635,000 11,666,432 EUR  7,635,000 11,666,432
Government of Sweden
  5.000% 01/28/09.........                    --         --  SEK153,580,000 24,338,189 SEK153,580,000 24,338,189
  6.750% 05/05/14.........          SEK2,830,000    508,195  SEK 86,735,000 15,587,070 SEK 89,565,000 16,095,265
Hellenic Republic
 5.350% 5/18/11...........          EUR  310,000    456,066              --         -- EUR    310,000    456,066
Malaysia 7.500% 7/15/11...          USD  400,000    462,120              --         -- USD    400,000    462,120
Peru Government
 International Bond
 7.500% 10/14/14..........                    --         --  EUR  2,475,000  3,416,655 EUR  2,475,000  3,416,655
Poland Government Bond
  8.500% 05/12/07.........                    --         --  PLN 29,915,000  9,867,862 PLN 29,915,000  9,867,862
  6.000% 05/24/09.........          PLN3,040,000    938,308              --         -- PLN  3,040,000    938,308
Republic of Argentina(d)
 6/19/31..................          USD1,749,000    552,684              --         -- USD  1,749,000    552,684
Republic of Bulgaria
  2.750% 7/28/11(c).......                    --         --  USD  7,280,000  7,269,080 USD  7,280,000  7,269,080
  8.250% 01/15/15.........          USD  300,000    372,000  USD  4,215,000  5,220,278 USD  4,515,000  5,592,278
Republic of Chile
 5.500% 01/15/13..........          USD   46,000     47,463              --         -- USD     46,000     47,463
Republic of Colombia
  9.750% 04/09/11.........          USD  751,441    864,157  USD  2,697,672  3,102,323 USD  3,449,113  3,966,480
  10.000% 01/23/12........                    --         --  USD  5,523,000  6,254,798 USD  5,523,000  6,254,798
  11.500% 05/31/11........                    --         --  EUR  3,010,000  4,959,051 EUR  3,010,000  4,959,051
  11.750% 02/25/20........          USD  300,000    375,450  USD  4,620,000  5,781,930 USD  4,920,000  6,157,380
  10.750% 01/15/13........          USD  300,000    351,600              --         -- USD    300,000    351,600
Republic of France
  4.000% 04/25/14.........                    --         --  EUR  8,220,000 11,144,559 EUR  8,220,000 11,144,559
  4.750% 10/25/12.........          EUR1,000,000  1,437,251              --         -- EUR  1,000,000  1,437,251
  5.500% 10/25/10.........          EUR  350,000    520,450              --         -- EUR    350,000    520,450

                                    Nations Strategic Income  Columbia Strategic Income   Columbia Strategic Income
                                      Fund Acquired Fund         Fund Acquiring Fund       Fund Pro-Forma Combined
                                    -----------------------  ---------------------------- -------------------------
                           % of Net
                            Assets      Par       Value ($)        Par         Value ($)       Par       Value ($)
                           -------- ------------  ---------- ---------------- ----------- ------------- -----------
Republic of Germany
  4.250% 07/04/14.........          EUR  750,000   1,037,716 EUR   11,740,000  16,238,812 EUR12,490,000  17,276,528
  6.000% 07/04/07.........          EUR  440,000     634,970 EUR   10,280,000  14,830,731 EUR10,720,000  15,465,701
  5.250% 07/04/10.........          EUR  350,000     513,579               --          -- EUR   350,000     513,579
Republic of Greece
 5.350% 05/18/11..........                    --          -- EUR    5,000,000   7,353,689 EUR 5,000,000   7,353,689
Republic of Italy
  5.000% 02/01/12.........                    --          -- EUR   23,170,000  33,678,825 EUR23,170,000  33,678,825
  7.625% 12/07/07.........          EUR1,735,000   2,522,675               --          -- EUR 1,735,000   2,522,675
Republic of Panama
  8.875% 09/30/27.........                    --          -- USD    6,230,000   6,572,650 USD 6,230,000   6,572,650
  9.375% 07/23/12.........          USD  200,000     228,000               --          -- USD   200,000     228,000
Republic of Peru
  9.875% 02/06/15.........                    --          -- USD    6,100,000   7,091,250 USD 6,100,000   7,091,250
  5.000% 03/7/17(e).......          USD  704,000     658,240               --          -- USD   704,000     658,240
Republic of Philippines
  10.625% 03/16/25........          USD  200,000     207,750 USD    3,100,000   3,216,250 USD 3,300,000   3,424,000
  8.875% 04/15/08.........          USD1,200,000   1,296,000               --          -- USD 1,200,000   1,296,000
Republic of Poland
 5.250% 01/15/14..........          USD  342,000     350,379               --          -- USD   342,000     350,379
Republic of South Africa
  5.250% 05/16/13.........                    --          -- EUR   11,030,000  15,378,960 EUR11,030,000  15,378,960
  13.000% 08/31/10........                    --          -- ZAR   24,700,000   5,162,893 ZAR24,700,000   5,162,893
  7.375% 04/25/12.........          USD  500,000     569,375               --          -- USD   500,000     569,375
  6.500% 06/02/14.........          USD  176,000     191,180               --          -- USD   176,000     191,180
Republic of Turkey
  12.375% 06/15/09........          USD  500,000     620,000               --          -- USD   500,000     620,000
  11.500% 01/23/12........          USD  750,000     939,375               --          -- USD   750,000     939,375
Republic of Venezuela
  9.250% 09/15/27.........          USD  250,000     260,000 USD    6,945,000   7,222,800 USD 7,195,000   7,482,800
  2.750% 12/18/07(e)......          USD  666,642     664,142               --          -- USD   666,642     664,142
Russian Federation
  5.000% 03/31/30.........          USD4,800,000   4,772,160 USD    6,060,000   6,024,852 USD10,860,000  10,797,012
  11.000% 07/24/18........                    --          -- USD    5,752,000   7,760,598 USD 5,752,000   7,760,598
  12.750% 06/24/28........                    --          -- USD    7,430,000  11,757,975 USD 7,430,000  11,757,975
United Kingdom Treasury
  5.000% 03/07/12.........                    --          -- GBP    2,540,000   4,979,174 GBP 2,540,000   4,979,174
  7.500% 12/07/06.........                    --          -- GBP    6,535,000  13,223,957 GBP 6,535,000  13,223,957
  9.000% 07/12/11.........                    --          -- GBP    4,750,000  11,356,471 GBP 4,750,000  11,356,471
  5.000% 09/07/14.........          GBP  610,000   1,202,862               --          -- GBP   610,000   1,202,862
United Mexican States
  7.500% 03/08/10.........                    --          --    EUR 5,040,000   7,745,048 EUR 5,040,000   7,745,048
  7.500% 04/08/33.........          USD  391,000     407,422    USD 9,255,000   9,643,710 USD 9,646,000  10,051,132
  11.375% 09/15/16........                    --          --    USD 7,590,000  11,062,425 USD 7,590,000  11,062,425
  9.875% 02/1/10..........          USD  550,000     672,650               --          -- USD   550,000     672,650
  8.375% 01/14/11.........          USD  400,000     466,000               --          -- USD   400,000     466,000
  6.375% 01/16/13.........          USD  181,000     189,145               --          -- USD   181,000     189,145
  11.500% 05/15/26(q).....          USD2,050,000   3,054,500               --          -- USD 2,050,000   3,054,500
Western Australia Treasury
 7.500% 10/15/09..........                    --          -- AUD   14,665,000  12,370,794 AUD14,665,000  12,370,794
                                                  ----------                  -----------               -----------
                                                  39,446,961                  455,495,549               494,942,510
                                                  ----------                  -----------               -----------
   Sovereign Total........                        39,446,961                  455,495,549               494,942,510
                                                  ----------                  -----------               -----------
   FOREIGN
    GOVERNMENT
    BONDS TOTAL...........                        39,446,961                  455,495,549               494,942,510
                                                  ==========                  ===========               ===========
   Total Foreign
    Government
    Obligations...........                        39,446,961                  455,495,549               494,942,510
                                                  ==========                  ===========               ===========

                                                     Nations Strategic Income Columbia Strategic Income Columbia Strategic Income
                                                      Fund Acquired Fund       Fund Acquiring Fund      Fund Pro-Forma Combined
                                                     ------------------------ ------------------------- -------------------------
                                            % of Net
                                             Assets     Par       Value ($)      Par       Value ($)       Par       Value ($)
                                            --------  ----------  ----------   ----------   ----------   ----------   ----------
Government Agencies & Obligations             23.9%
AGENCY                                         1.1%
Federal Farm Credit Bank
  5.000% 08/25/10..........................                  --           --   8,600,000    8,698,805    8,600,000    8,698,805
  2.500% 03/15/06..........................             280,000      278,280          --           --      280,000      278,280
Federal Home Loan Bank
  3.625% 11/14/08..........................             300,000      298,972          --           --      300,000      298,972
  2.000% 02/13/06..........................             300,000      296,625          --           --      300,000      296,625
Federal Home Loan Mortgage Corp.
  5.125% 10/15/08..........................             680,000      714,699          --           --      680,000      714,699
  5.750% 03/15/09..........................             550,000      590,905          --           --      550,000      590,905
  6.750% 03/15/31..........................             406,000      477,966          --           --      406,000      477,966
  4.875% 3/15/07...........................             300,000      310,435          --           --      300,000      310,435
  4.250% 06/15/05..........................             750,000      756,941          --           --      750,000      756,941
  4.875% 11/15/13..........................             246,000      249,921          --           --      246,000      249,921
  1.875% 02/15/06..........................           1,000,000      987,258          --           --    1,000,000      987,258
Federal National Mortgage Association
  4.375% 9/15/12...........................             490,000      485,388          --           --      490,000      485,388
  4.375% 03/15/13..........................             350,000      344,969          --           --      350,000      344,969
  4.375% 07/17/13..........................           2,378,000    2,296,979          --           --    2,378,000    2,296,979
  2.625% 11/15/06..........................             394,000      389,620          --           --      394,000      389,620
                                                                  ----------                ----------                ----------
                                                                   8,478,959                8,698,805                17,177,764
                                                                  ----------                ----------                ----------
   AGENCY TOTAL............................                        8,478,959                8,698,805                17,177,764
                                                                  ==========                ==========                ==========
MORTGAGE-BACKED SECURITIES                     7.4%
Commercial Mortgage-Backed
Freddie Mac, Series 2664
 5.500% 05/15/27...........................             613,011       73,686          --           --      613,011       73,686
Freddie Mac, Series 2692
 5.500% 01/15/23...........................             582,520       54,757          --           --      582,520       54,757
Fannie Mae. Series 2002-16
 6.000% 04/25/17...........................             521,000      545,910          --           --      521,000      545,910
Fannie Mae. Series 2002-47
 5.500% 08/25/17...........................             557,832      571,856          --           --      557,832      571,856
Merrill Lynch Mtg. Inv., Inc Series 1998-C3
 IO 1.074% 12/15/30(e).....................           2,431,568       78,508          --           --    2,431,568       78,508
Federal Home Loan Mortgage Corp.
  7.500% 03/01/16..........................                  --           --       9,958       10,198        9,958       10,198
  8.000% 04/01/06-05/01/16.................                  --           --      69,083       71,157       69,083       71,157
  8.500% 02/01/07-07/01/10.................                  --           --      60,487       63,439       60,487       63,439
  8.750% 06/01/08-07/01/08.................                  --           --      12,161       12,742       12,161       12,742
  9.000% 06/01/08-01/01/22.................                  --           --      80,013       87,207       80,013       87,207
  9.250% 08/01/08-05/01/16.................                  --           --      90,430       99,671       90,430       99,671
  9.500% 11/01/08-08/01/16.................                  --           --      41,253       44,388       41,253       44,388
  9.750% 12/01/08-09/01/16.................                  --           --      10,489       11,313       10,489       11,313
  10.000% 07/01/09-11/01/19................                  --           --     129,749      140,277      129,749      140,277
  10.500% 01/01/20-10/01/24................                  --           --      94,091      105,498       94,091      105,498
  10.750% 05/01/10-09/01/13................                  --           --     136,987      150,364      136,987      150,364
  11.250% 10/01/10-11/01/15................                  --           --     143,394      159,779      143,394      159,779
Federal National Mortgage Association
  7.500% 02/01/06-11/01/11.................                  --           --      23,209       23,494       23,209       23,494
  8.000% 07/01/08-07/01/09.................                  --           --      48,933       51,133       48,933       51,133
  8.250% 11/01/07..........................                  --           --      25,210       25,592       25,210       25,592
  8.500% 05/01/08-09/01/21.................                  --           --     146,215      153,628      146,215      153,628
  9.000% 11/01/08-08/01/21.................                  --           --     414,610      448,810      414,610      448,810
  9.250% 05/01/16..........................                  --           --      95,113      106,649       95,113      106,649
  10.000% 11/01/13-03/01/16................                  --           --     262,172      291,236      262,172      291,236
  10.500% 03/01/14-03/01/16................                  --           --     269,997      300,160      269,997      300,160
  5.000% 12/01/19(g).......................          14,187,000   14,373,204          --           --   14,187,000   14,373,204
  6.500% 12/01/31-05/01/33.................             368,500      386,939          --           --      368,500      386,939
  6.500% 12/13/34(g).......................          20,691,000   21,706,142  60,590,000   63,562,667   81,281,000   85,268,809

                                                   Nations Strategic Income Columbia Strategic Income Columbia Strategic Income
                                                    Fund Acquired Fund       Fund Acquiring Fund      Fund Pro-Forma Combined
                                                   ------------------------ ------------------------- -------------------------
                                          % of Net
                                           Assets     Par      Value ($)       Par        Value ($)      Par        Value ($)
                                          --------  ---------   ----------   ----------  -----------   ----------  -----------
Government National Mortgage Association
  8.500% 02/15/06........................                 --           --        1,393         1,447       1,393         1,447
  9.000% 08/15/08-12/15/17...............                 --           --    1,295,681     1,442,820   1,295,681     1,442,820
  9.500% 06/15/09-11/15/17...............                 --           --      615,793       676,383     615,793       676,383
  10.000% 11/15/09-09/15/21..............                 --           --      174,793       193,570     174,793       193,570
  10.500% 12/15/10-04/15/21..............                 --           --       54,966        61,409      54,966        61,409
  11.000% 12/15/09-10/15/15..............                 --           --      294,440       329,998     294,440       329,998
  11.750% 08/15/13.......................                 --           --        8,765         9,860       8,765         9,860
  12.000% 05/15/14.......................                 --           --          491           559         491           559
  5.500% 07/19/33(g).....................          5,808,000    5,902,380           --            --   5,808,000     5,902,380
                                                                ----------               -----------               -----------
                                                               43,693,381                 68,635,448               112,328,829
                                                                ----------               -----------               -----------
   MORTGAGE-BACKED
    SECURITIES TOTAL.....................                      43,693,381                 68,635,448               112,328,829
                                                                ==========               ===========               ===========
U.S. TREASURY OBLIGATIONS                   15.4%
U.S. Treasury Bonds
  6.250% 08/15/23........................          1,810,000    2,076,834           --            --   1,810,000     2,076,834
  6.875% 08/15/25........................             50,000       61,666           --            --      50,000        61,666
  7.500% 11/15/24........................                 --           --   12,000,000    15,722,808  12,000,000    15,722,808
  8.875% 02/15/19........................                 --           --    9,000,000    12,772,620   9,000,000    12,772,620
  10.375% 11/15/12.......................                 --           --   52,000,000    62,243,584  52,000,000    62,243,584
  10.625% 08/15/15.......................                 --           --   29,415,000    44,798,133  29,415,000    44,798,133
  12.500% 08/15/14.......................                 --           --   52,151,000    71,782,983  52,151,000    71,782,983
                                                                ----------               -----------               -----------
                                                                2,138,500                207,320,128               209,458,628
                                                                ----------               -----------               -----------
U.S. Treasury Notes
  2.375% 08/15/06........................            250,000      247,705           --            --     250,000       247,705
  2.500% 05/31/06........................            300,000      298,406           --            --     300,000       298,406
  2.625% 05/15/09........................            500,000      481,074           --            --     500,000       481,074
  2.750% 06/30/06........................          2,000,000    1,995,546           --            --   2,000,000     1,995,546
  3.125% 04/15/09........................          1,800,000    1,765,759           --            --   1,800,000     1,765,759
  3.500% 08/15/09........................            900,000      893,426           --            --     900,000       893,426
  3.625% 07/15/09........................            190,000      189,733           --            --     190,000       189,733
  3.875% 05/15/09........................            900,000      909,563           --            --     900,000       909,563
  4.000% 06/15/09........................            450,000      456,715           --            --     450,000       456,715
  4.000% 02/15/14........................             96,000       93,600           --            --      96,000        93,600
  4.250% 08/13/13........................          1,290,000    1,287,127           --            --   1,290,000     1,287,127
  4.250% 08/15/14(q).....................          1,070,000    1,060,304           --            --   1,070,000     1,060,304
  4.750% 05/15/14........................            715,000      737,008           --            --     715,000       737,008
  4.875% 02/15/12........................                 --           --    3,500,000     3,668,711   3,500,000     3,668,711
                                                                ----------               -----------               -----------
                                                               10,415,965                  3,668,711                14,084,676
                                                                ----------               -----------               -----------
U.S. Treasury STRIP
  (d) 11/15/08(p)........................          7,000,000    6,092,800           --            --   7,000,000     6,092,800
  (d) 11/15/13...........................          2,250,000    1,510,434           --            --   2,250,000     1,510,434
  (d) 05/15/23...........................          4,550,000    1,717,261           --            --   4,550,000     1,717,261
                                                                ----------               -----------               -----------
                                                                9,320,495           --            --                 9,320,495
                                                                ----------               -----------               -----------
                                                                9,320,495                         --                 9,320,495
                                                                ----------               -----------               -----------
   U.S. TREASURY OBLIGATIONS
    TOTAL................................                      21,874,960                210,988,839               232,863,799
                                                                ==========               ===========               ===========
   Total Government Agencies &
    Obligations..........................                      74,047,301                288,323,092               362,370,393
                                                                ==========               ===========               ===========
Asset-Backed Securities                      1.4%
AmeriCredit Automobile Receivables Trust,
 Series 2004-BM, Class A3
 2.070% 08/06/08.........................            940,000      923,683           --            --     940,000       923,683

                                               Nations Strategic Income Columbia Strategic Income Columbia Strategic Income
                                                Fund Acquired Fund      Fund Acquiring Fund       Fund Pro-Forma Combined
                                               ------------------------ ------------------------- -------------------------
                                      % of Net
                                       Assets     Par      Value ($)       Par       Value ($)       Par       Value ($)
                                      --------  ---------   ----------   ---------   ---------     ---------    ----------
AmeriCredit Automobile Receivables
 Trust, Series 2001-B, Class A4
 5.370% 06/12/08.....................            424,236      429,196          --           --      424,236       429,196
American Express Credit Account
 Master, Series 2003-4, Class A
 1.690% 01/15/09.....................            225,779      220,704          --           --      225,779       220,704
BMW Vehicle Owner Trust, Series
 2004-A, Class A4
 3.320% 02/25/09.....................          1,126,000    1,121,154          --           --    1,126,000     1,121,154
Bank One Auto Securitization Trust,
 Series 2003-1, Class A3
 1.820% 09/20/07.....................            623,000      616,393          --           --      623,000       616,393
Capital Auto Receivables Asset Trust,
 Series 2002-3, Class A2A
 4.180% 10/15/07.....................             34,451       34,637          --           --       34,451        34,637
Capital Auto Receivables Asset Trust,
 Series 2002-2, Class CTFS
 3.050% 09/15/05.....................             87,529       87,561          --           --       87,529        87,561
Citibank Credit Card Issuance Trust,
 Series 2003-A5, Class A5
 2.500% 04/07/08.....................          1,130,000    1,120,285          --           --    1,130,000     1,120,285
CIT Equipment Collateral, Series
 2002-VT1, Class A4
 4.670% 12/21/09.....................            420,000      423,777          --           --      420,000       423,777
Discover Card Master Trust I, Series
 2001-6, Class A5.750% 12/15/08......            212,000      220,107          --           --      212,000       220,107
Equity One ABS, Inc.
 4.205% 04/25/34.....................                 --           --   5,050,000    4,922,437    5,050,000     4,922,437
First Plus Home Loan Trust,
 Series1998-2, Class M1
 7.220% 05/10/24.....................             16,748       16,740          --           --       16,748        16,740
Ford Credit Auto Owner Trust,
 Series2002-B, Class B
 5.180% 10/16/06.....................            200,000      203,153          --           --      200,000       203,153
Ford Credit Auto Owner Trust,
 Series2003-A, Class A4A
 2.700% 06/15/07.....................            485,000      483,226          --           --      485,000       483,226
Ford Credit Auto Owner Trust,
 Series2004-A, Class A4
 3.540% 11/15/08.....................          2,503,000    2,497,922          --           --    2,503,000     2,497,922
GMAC Mortgage Corp.
 4.865% 09/25/34.....................                 --           --   4,130,000    4,078,052    4,130,000     4,078,052
Honda Auto Receivables Owner Trust,
 Series 2004-1, Class A4
 3.060% 10/21/09.....................          1,403,000    1,388,072          --           --    1,403,000     1,388,072
Household Automotive Trust, Series
 2003-2, Class A3
 2.310% 04/17/08.....................          1,391,000    1,381,496          --           --    1,391,000     1,381,496
Nissan Auto Receivables Owner Trust,
 Series 2003-C, Class A4
 2.700% 12/17/07.....................            563,000      558,770          --           --      563,000       558,770
Volkswagen Auto Loan Enhanced
 Trust, Series 2003-2, Class A3
 2.270% 10/22/07.....................            800,000      794,132          --           --      800,000       794,132
                                                            ----------                ---------                 ----------
                                                           12,521,008                9,000,489                 21,521,497
                                                            ----------                ---------                 ----------
   Total Asset-Backed
    Securities.......................                      12,521,008                9,000,489                 21,521,497
                                                            ==========                =========                 ==========

                                           Nations Strategic Income Columbia Strategic Income  Columbia Strategic Income
                                              Fund Acquired Fund       Fund Acquiring Fund      Fund Pro-Forma Combined
                                           -----------------------  ------------------------  --------------------------
                                  % of Net
                                   Assets     Par       Value ($)      Par       Value ($)        Par        Value ($)
                                  -------- ---------- ------------  --------- --------------  ----------- --------------
Convertible Bonds                    0.2%
UTILITIES                            0.2%
Electric                             0.2%
Independent Power Producers          0.2%
Mirant Corp.
 2.500% 06/15/21(f)..............                  --           --  1,565,000      1,111,854   1,565,000       1,111,854
Nortel Networks Corp.
 4.250% 09/01/08.................                  --           --  2,265,000      2,171,886   2,265,000       2,171,886
                                                      ------------            --------------              --------------
                                                                --                 3,283,740                   3,283,740
                                                      ------------            --------------              --------------
   Total Convertible Bonds.......                               --                 3,283,740                   3,283,740
                                                      ============            ==============              ==============
Short-Term Instruments               5.1%
FNMA Discount Discount Note
  (d) 12/16/04...................          14,187,000   14,174,759         --             --  14,187,000      14,174,759
  (d) 12/13/04...................          20,691,000   20,676,723         --             --  20,691,000      20,676,723
  (d) 12/20/04...................           5,808,000    5,801,652         --             --   5,808,000       5,801,652
                                                      ------------            --------------              --------------
   FNMA DISCOUNT NOTES
    TOTAL........................                       40,653,134                        --                  40,653,134
                                                      ============            ==============              ==============
U.S. Treasury Bill(d) 02/10/05...              50,000       49,792         --             --      50,000          49,792
                                                      ------------            --------------              --------------
   U.S. TREASURY BILL
    TOTAL........................                           49,792                        --                      49,792
                                                      ============            ==============              ==============
Repurchase agreement with State
 Street Bank & Trust Co., dated
 11/30/04, due 12/01/04 at
 1.870%, collateralized by a U.S.
 Treasury Note maturing
 07/15/09, market value of
 $37,775,244 (repurchase
 proceeds $37,031,924)
 1.870% 12/01/04.................                  --           --                37,030,000                  37,030,000
                                                      ------------            --------------              --------------
   REPURCHASE
    AGREEMENT TOTAL..............                  --           --                37,030,000                  37,030,000
                                                      ============            ==============              ==============
   Total Short-Term
    Obligations..................                       40,702,926                37,030,000                  77,732,926
                                                      ============            ==============              ==============
Affiliated Investment Companies      5.6%
High Yield Portfolio(n)..........           7,282,806   72,015,294         --             --   7,282,806      72,015,294
Nations Cash Reserves, Capital
 Class(o)........................          12,337,642   12,337,642         --             --  12,337,642      12,337,642
                                                      ------------            --------------              --------------
Total Affiliated Investment
 Companies.......................                       84,352,936                        --                  84,352,936
                                                      ============            ==============              ==============
Total Investments                  105.6%              281,321,093             1,318,428,526               1,599,749,619
                                                      ============            ==============              ==============
                                                                                               Pro-Forma
                                                                                              Adjustments
Other Assets & Liabilities, Net     -5.6%              (42,480,105)              (41,719,039)    (89,141)    (84,288,285)
                                                      ------------            --------------              --------------
Net Assets                         100.0%             $238,840,988            $1,276,709,487     (89,141) $1,515,461,334
                                                      ============            ==============              ==============
Total Investments At Cost(r)                          $276,845,124            $1,241,498,702              $1,518,343,826
                                                      ============            ==============              ==============

            Sector                                  % of Net Assets
            ------                                  ---------------
             Corporate Fixed-income Bonds & Notes..       36.5
             Municipal Bond........................        0.2
             Foreign Government Bonds..............       32.7
             Government Agencies & Obligations.....       23.9
             Asset-Backed Securities...............        1.4
             Convertible Bonds.....................        0.2
             Short-Term Obligations................        5.1
             Affiliated Investment Companies.......        5.6
             Other Assets & Liabilities. Net.......       (5.6)
                                                         -----
                                                         100.0
                                                         -----

            Category - Corp Fixed Bonds & Notes     % of Net Assets
            -----------------------------------     ---------------
             Basic Materials.......................        3.5
             Communications........................        8.5
             Consumer Cyclical.....................        7.1
             Consumer Non-Cyclical.................        4.5
             Energy................................        3.2
             Financial.............................        1.5
             Industrials...........................        5.8
             Tecknology............................        0.2
             Utilities.............................        2.2
                                                         -----
                                                          36.5
                                                         -----

            Category - Gov't Agencies & Obligations % of Net Assets
            --------------------------------------- ---------------
             Agency................................        1.1
             Mortgage-Backed Securities............        7.4
             US Treasury Obligations...............       15.4
                                                         -----
                                                          23.9
                                                         -----

--------
Notes to Investment Portfolio:

(a)Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.
(b)Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, these securities amounted to $1,290,730 and $121,125,585 representing .5% and 9.5% of net assets for Nations Strategic Inome Fund and Columbia Strategic Income Fund, respectively.
(c)Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.
(d)Zero coupon Bond.
(e)Floating rate security. The interest rate shown reflects the rate as of November 30, 2004.
(f)The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. As of November 30, 2004, the value of these securities amounted to $5,863,729, which represents 0.5% of net assets for Columbia Strategic Income Fund.
(g)Securities purchased on a delayed delivery basis.
(h)Illiquid security
(i)The issuer has filed for bankruptcy protection under Chapter 11 and is in default of certain debt convenants. Income is being accrued. As of November 30, 2004, the value of this security represents 0.1% of net assets for Columbia Strategic Income Fund.
(j)The issuer is in default of certain debt convenants. Income is not being accrued. As of November 30, 2004, the value of these securities amounted to $4,633,605, which represents 0.4% of net assets for Columbia Strategic Income Fund.
(k)Represents fair value as determined in good faith under procedures approved by the Board of Trustees.
(l)Issued as part of bankruptcy reorganization.
(m)The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt convenants, however, under the issuer's plan of reorganization, the issuer has guaranteed all interest due and therefore income is still being accrued. As of November 30, 2004, the value of this security represents 0.1% of net assets for Columbia Strategic Income Fund.
(n)Mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.
(o)Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending (see Note 5). The portion that represents cash collateral is $1,130,642.
(p)All or a portion of security segregated as collateral for futures contracts.
(q)All or a portion of security was on loan at November 30, 2004. The aggregate cost and market value of securities on loan at November 30, 2004 was $1,128,622 and $1,060,304.
(r)Cost for federal income tax purposes is $276,845,124 and $1,255,758,829 for Nations Strategic Inome Fund and Columbia Strategic Income Fund, respectively.

 Forward Currency Contracts--
Columbia Strategic Income Fund                        Aggregate   Settlement  Unrealized
      Contracts to Sell        Face Value    Value    Face Value     Date    Depreciation
------------------------------ ---------- ----------- ----------- ---------- ------------
             EUR               13,480,000 $17,911,604 $17,564,575 12/23/2004    (347,029)
             EUR                3,751,000   4,984,934   4,905,258  1/26/2005     (79,676)
             EUR                6,620,750   8,798,722   8,660,868  1/26/2005    (137,854)
             EUR                4,462,500   5,930,638   5,840,431  1/31/2005     (90,207)
             GBP                7,020,000  13,402,654  12,916,800 12/13/2004    (485,854)
             GBP                3,530,000   6,719,968   6,572,860  1/26/2005    (147,108)
                                                                              ----------
                                                                              (1,287,728)
                                                                              ==========

       Futures Contracts--         Number of Value of Contracts Market Value                  Appreciation
  Nations Strategic Income Fund    Contracts    when opened     of Contracts Expiration Date (Depretiation)
  -----------------------------    --------- ------------------ ------------ --------------- --------------
U.S. 5 year Treasury Note Futures
  (long position) expiring
  December 2004...................    43         4,741,234       4,717,906    December 2004     (23,328)
U.S. 20 year Treasury Bond
  Futures (long position) expiring
  December 2004...................    11         1,208,539       1,222,031    December 2004      13,492
U.S. 10 year Treasury Note Futures
  (short position) expiring
  December 2004...................    (7)         (784,203)       (780,172)   December 2004       4,031
                                                                                                -------
                                                                                                 (5,805)
                                                                                                =======

    Acronym Name
    ------- ----
     AUD    Australian Dollar
     CAD    Canadian Dollar
     EUR    Euro Currency
     GBP    British Pound
     MTN    Medium Term Note
     NOK    Norwegian Krona
     NZD    New Zealand Dollar
     PIK    Payment-In-Kind
     PLN    Polish Zloty
     REIT   Real Estate Investment Trust
     SEK    Swedish Krona
     STRIP  Separate Trading of Registered Interest and Principal Securities
     TBA    To Be Announced
     USD    United States Dollar
     ZAR    South African Rand

            PRO-FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES
                      As of November 30, 2004 (Unaudited)

                                                                                                           Columbia Strategic
                                                        Nations Strategic Columbia Strategic                  Income Fund
                                                           Income Fund       Income Fund      Pro-Forma        Pro-Forma
                                                          Acquired Fund     Acquiring Fund   Adjustments        Combined
                                                        ----------------- ------------------ -----------   ------------------
Assets:
Unaffiliated investments, at cost......................   $193,036,991      $1,241,498,702    $     --       $1,434,535,693
Affiliated investments, at cost........................     83,808,133                  --          --           83,808,133
                                                          ------------      --------------    --------       --------------
 Total investments, at cost............................    276,845,124       1,241,498,702          --        1,518,343,826
Unaffiliated investments, at value.....................   $196,968,157      $1,318,428,526    $     --       $1,515,396,683
Affiliated investments, at value.......................     84,352,936                  --          --           84,352,936
 Total investments, at value...........................    281,321,093       1,318,428,526          --        1,599,749,619
                                                          ------------      --------------    --------       --------------
Cash...................................................             --             456,166      (7,938)             448,228
Foreign Currency (Cost: $13,004;$46;$13,050)...........         13,297                  45          --               13,342
Receivable for:
 Investments sold......................................        173,000           1,540,801          --            1,713,801
 Investments sold on a delayed delivery basis..........             --           1,046,710          --            1,046,710
 Fund shares sold......................................        110,709           1,385,183          --            1,495,892
 Interest..............................................      1,434,429          26,094,965          --           27,529,394
 Dividends.............................................        375,534                  --          --              375,534
 Foreign tax reclaims..................................             --             160,686          --              160,686
 Dollar Roll...........................................             --             351,678          --              351,678
 Securities Lending....................................            408                  --          --                  408
Deferred Trustees' compensation plan...................             --              48,463          --               48,463
Other Assets...........................................             --                  --          --                   --
                                                          ------------      --------------    --------       --------------
   Total Assets........................................   $283,428,470      $1,349,513,223    $ (7,938)      $1,632,933,755
                                                          ------------      --------------    --------       --------------
Liabilities:
Due to custodian.......................................          7,938                  --      (7,938)                  --
Collateral on securities lending.......................      1,130,642                  --          --            1,130,642
Net unrealized dep on foreign forward currency
 contracts.............................................             --           1,287,728                        1,287,728
Payable for:
 Investments purchased.................................     42,115,105          68,320,011          --          110,435,116
 Fund shares repurchased...............................        248,907           1,535,704          --            1,784,611
 Dividend Payable......................................        728,553                  --          --              728,553
 Variation Margin......................................         23,109                  --          --               23,109
 Investment advisory fee...............................         78,941             669,532          --              748,473
 Administration fee....................................         43,417                  --          --               43,417
 Transfer agent fee....................................         22,501             248,252          --              270,753
 Pricing and bookkeeping fees..........................             --              44,032          --               44,032
 Blue Sky Registration fee.............................          3,605                  --          --                3,605
 Trustees' fees........................................         69,340                  --          --               69,340
 Audit fee.............................................         26,847                  --          --               26,847
 Legal fee.............................................         23,826                  --          --               23,826
 Custody fee...........................................          7,522              29,931          --               37,453
 Printing fee..........................................         21,729                  --          --               21,729
 Distribution and service fees.........................         33,762             572,773          --              606,535
 Miscellaneous fee.....................................          1,738                  --          --                1,738
Deferred Trustees' fees................................             --              48,463          --               48,463
Other liabilities......................................             --              47,310      89,141(d)           136,451
                                                          ------------      --------------    --------       --------------
   Total Liabilities...................................     44,587,482          72,803,736      81,203          117,472,421
                                                          ------------      --------------    --------       --------------
Net Assets.............................................   $238,840,988      $1,276,709,487    $(89,141)(d)   $1,515,461,334
                                                          ============      ==============    ========       ==============
Composition of Net Assets:
Paid-in capital........................................   $246,793,934      $1,537,591,199          --       $1,784,385,133
Accumulated net investment income (loss)...............        728,000            (813,390)    (89,141)(d)         (174,531)
Accumulated net realized loss on investments, futures
 contracts, options contracts and foreign currency
 transactions..........................................    (13,161,354)       (336,357,512)         --         (349,518,866)
Unrealized appreciation (depreciation) on:
 Investments...........................................      4,475,969          76,929,824          --           81,405,793
 Foreign Currency translation..........................         10,244            (640,634)         --             (630,390)
 Futures Contracts.....................................         (5,805)                 --          --               (5,805)
                                                          ------------      --------------    --------       --------------
Net Assets.............................................   $238,840,988      $1,276,709,487    $(89,141)(d)   $1,515,461,334
                                                          ============      ==============    ========       ==============

                                                                                                               Columbia Strategic
                                                         Nations Strategic Columbia Strategic                     Income Fund
                                                            Income Fund       Income Fund        Pro-Forma         Pro-Forma
                                                           Acquired Fund     Acquiring Fund     Adjustments         Combined
                                                         ----------------- ------------------ -------------    ------------------
Class A:(a)
Net assets..............................................   $         --       $605,709,092    $  29,673,571(d)    $635,382,663
Shares outstanding......................................             --         94,708,301        4,639,741(e)      99,348,042
                                                           ============       ============                        ============
Net asset value per share(b)............................   $         --       $       6.40                        $       6.40
                                                           ============       ============                        ============
Maximum sales charge....................................             --               4.75%                               4.75%
                                                           ============       ============                        ============
Maximum offering price per share(c).....................   $         --       $       6.72                        $       6.72
                                                           ============       ============                        ============
Class B:(a)
Net assets..............................................   $         --       $389,011,586    $  30,318,740(d)    $419,330,326
Shares outstanding......................................             --         60,867,234        4,743,863(e)      65,611,097
                                                           ============       ============                        ============
Net asset value and offering price per share(b).........   $         --       $       6.39                        $       6.39
                                                           ============       ============                        ============
Class C:(a)
Net assets..............................................   $         --       $ 43,505,634    $   2,909,818(d)    $ 46,415,452
Shares outstanding......................................             --          6,802,019          454,944(e)       7,256,963
                                                           ============       ============                        ============
Net asset value and offering price per share(b).........   $         --       $       6.40                        $       6.40
                                                           ============       ============                        ============
Class J:
Net assets..............................................   $         --       $228,672,912    $      (5,585)      $228,667,327
Shares outstanding......................................             --         35,829,636                          35,829,636
                                                           ============       ============                        ============
Net asset value per share(b)............................   $         --       $       6.38                        $       6.38
                                                           ============       ============                        ============
Maximum sales charge....................................             --               3.00%                               4.50%
                                                           ============       ============                        ============
Maximum offering price per share(c).....................   $         --       $       6.58                        $       6.68
                                                           ============       ============                        ============
Class Z:(a)
Net assets..............................................   $         --       $  9,810,263    $ 175,855,368(d)    $185,665,631
Shares outstanding......................................             --          1,545,602       27,705,925(e)      29,251,527
                                                           ============       ============                        ============
Net asset value, offering and redemption price per share   $         --       $       6.35                        $       6.35
                                                           ============       ============                        ============
Investor A Shares:(a)
Net assets..............................................   $ 29,695,563       $         --    $ (29,695,563)      $         --
Shares outstanding......................................      2,903,378                 --       (2,903,378)                --
                                                           ============       ============                        ============
Net asset value and redemption price per share..........   $      10.23       $         --                        $         --
                                                           ============       ============                        ============
Maximum sales charge....................................           4.75%                --                                  --
                                                           ============       ============                        ============
Maximum offering price per share........................   $      10.74       $         --                        $         --
                                                           ============       ============                        ============
Investor B Shares:(a)
Net assets..............................................   $ 30,335,594       $         --    $ (30,335,594)      $         --
Shares outstanding......................................      2,964,068                 --       (2,964,068)      $         --
                                                           ============       ============                        ============
Net asset value and offering price per share(b).........   $      10.23       $         --                        $         --
                                                           ============       ============                        ============
Investor C Shares:(a)
Net assets..............................................   $  2,911,586       $         --    $  (2,911,586)      $         --
Shares outstanding......................................        284,656                 --         (284,656)      $         --
                                                           ============       ============                        ============
Net asset value and offering price per share(b).........   $      10.23       $         --                        $         --
                                                           ============       ============                        ============
Primary A Shares:(a)
Net assets..............................................   $175,898,245       $         --    $(175,898,245)      $         --
Shares outstanding......................................     17,180,325                 --      (17,180,325)                --
                                                           ============       ============                        ============
Net asset value, offering and redemption price per share   $      10.24       $         --                        $         --
                                                           ============       ============                        ============

--------
(a)Investor A, Investor B, Investor C and Primary A Shares of Nations Strategic Income Fund are exchanged for Class A, B, C and Z shares, respectively, of Columbia Strategic Income based on the net asset value per share of Columbia Stategic Income Fund's Class A, B, C and Z shares at the time of the merger.
(b)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c)On sales of $50,000 or more the offering price is reduced.
(d)Adjustment includes one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $57,959 and $31,182 to be borne by Nations Stategic Income Fund and Columbia Stategic Income Fund, respectively.
(e)Reflects estimated shares issued to Acquired Fund at the time of the merger.

                 PRO-FORMA COMBINING STATEMENTS OF OPERATIONS
           For the Twelve Months Ended November 30, 2004 (Unaudited)

                                                                                                 Columbia Strategic
                                               Nations Strategic Columbia Strategic                 Income Fund
                                                  Income Fund       Income Fund      Pro-Forma       Pro-Forma
                                                 Acquired Fund     Acquiring Fund   Adjustments       Combined
                                               ----------------- ------------------ -----------  ------------------
Investment Income:
Dividends from affiliates.....................    $ 5,957,786       $         --    $        --     $  5,957,786
Interest......................................      5,990,218         88,439,088             --       94,429,306
Dollar roll fee income........................             --          1,697,971             --        1,697,971
Securities lending............................          7,191                 --             --            7,191
Foreign taxes withheld........................         (1,264)           (96,530)            --          (97,794)
                                                  -----------       ------------    -----------     ------------
 Total Investment Income......................     11,953,931         90,040,529             --      101,994,460
                                                  -----------       ------------    -----------     ------------
Expenses:
Investment advisory fee.......................      1,182,508          8,251,608       (955,533)       8,478,583(c)
Administration fee............................        520,304                 --       (520,304)             -- (c)(f)
Distribution fee:
 Class A......................................             --                 --             --               --
 Class B......................................        247,590          3,169,209             --        3,416,799(a)
 Class C......................................         25,155            321,990             --          347,145(a)
 Class J......................................             --            825,588             --          825,588(a)
Service fee:                                                                                                  --
 Class A......................................         78,173          1,409,661         (3,419)       1,484,415(a)
 Class B......................................         82,530          1,013,816         (3,917)       1,092,429(a)
 Class C......................................          8,385            102,681            104          111,170(a)
 Class J......................................             --            565,411            371          565,782(a)
Transfer agent fee............................         71,406          2,077,659     (1,066,163)       1,082,902(d)
Pricing and bookkeeping fees..................             --            393,691       (142,941)         250,750(a)(f)
Trustees' fees................................         27,980             32,872         (9,327)          51,525(b)
Custody fee...................................         31,995            187,783             --          219,778
Audit fee.....................................         30,961             55,259        (36,220)          50,000(b)
Legal fee.....................................          1,268             34,795             --           36,063
Registration fees.............................         34,667             49,868        (23,535)          61,000(b)
Non-recurring costs (See Note 5)..............             --             60,284             --           60,284
Other expenses................................         69,836            329,572         (6,085)         393,323(b)
                                                  -----------       ------------    -----------     ------------
 Total Expenses...............................      2,412,758         18,881,747     (2,766,968)      18,527,537
Fees and expenses waived or reimbursed by
 Investment Advisor...........................       (236,502)                          236,502              -- (c)
Fee waived by Distributor--Class C Shares.....                           (64,109)        (5,351)         (69,460)(e)
Non-recurring costs assumed by Investment
 Advisor (See Note 5).........................             --            (60,284)            --          (60,284)
Custody earnings credit.......................         (2,000)           (10,237)            --          (12,237)
                                                  -----------       ------------    -----------     ------------
 Net Expenses.................................      2,174,256         18,747,117     (2,535,817)      18,385,556
                                                  -----------       ------------    -----------     ------------
Net Investment Income.........................      9,779,675         71,293,412      2,535,817       83,608,904
                                                  -----------       ------------    -----------     ------------
Net Realized and Unrealized Gain (Loss) on
 Investments:
Net realized gain (loss) on:
 Investments..................................      3,017,018         50,522,633                      53,539,651
 Swap Contracts...............................        330,775                                --          330,775
 Foreign Currency Transactions................       (395,575)        (7,193,531)            --       (7,589,106)
 Futures Contracts............................         45,187                                --           45,187
 Options Contracts............................        (10,167)                               --          (10,167)
                                                  -----------       ------------    -----------     ------------
   Net realized gain..........................      2,987,238         43,329,102             --       46,316,340
Net change in unrealized
 appreciation/depreciation on:
 Investments..................................      2,011,090         18,240,793             --       20,251,883
 Foreign Currency Transactions................        307,349            (18,141)            --          289,208
 Futures Contracts............................        (38,601)                --             --          (38,601)
                                                  -----------       ------------    -----------     ------------
   Net change in unrealized
    appreciation/depreciation:................      2,279,838         18,222,652             --       20,502,490
                                                  -----------       ------------    -----------     ------------
Net Gain......................................      5,267,076         61,551,754             --       66,818,830
                                                  -----------       ------------    -----------     ------------
Net Increase in Net Assets from Operations....    $15,046,751       $132,845,166      2,535,817     $150,427,734
                                                  ===========       ============    ===========     ============

--------
(a)Based on the contract in effect for the Columbia Strategic Income Fund, the surviving fund.
(b)Reflects elimination of duplicate expenses achieved as a result of merging funds.
(c)Reflects current contractual rates for Columbia Strategic Income Fund, the surviving Fund in the merger, pursuant to the Assurance of Discontinuous with the NYAG, effective November 1, 2004.
(d)Reflects the impact of changes to the transfer agent fee that is expected to be implemented on the date the merger is consummated.
(e)Based on voluntary fee waiver for the Columbia Strategic Income Fund, the surviving fund.
(f)Adjustment to realign Nations Strategic Income Fund's fees to Columbia Strategic Income Fund's current fee structure.

                        COLUMBIA STRATEGIC INCOME FUND
                                      AND
                         NATIONS STRATEGIC INCOME FUND

                   PRO FORMA COMBINING FINANCIAL STATEMENTS
                                  (UNAUDITED)

                         Notes to Financial Statements
                               November 30, 2004
                                  (unaudited)

Note 1. Organization

   Columbia Strategic Income Fund (the "Acquiring Fund"), a series of Columbia Funds Trust I (the "Trust"), is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Nations Strategic Income Fund (the ''Acquired Fund''), a series of Nations Funds Trust, is a Delaware business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

  Investment Goal

   The Acquiring Fund seeks current income consistent with prudent risk. The Fund also sees maximum total return. The Acquired Fund seeks total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

  Fund Shares

   The Acquiring Fund and the Acquired Fund may issue an unlimited number of shares. The Acquiring Fund offers five classes of shares: Class A, Class B, Class C, Class J and Class Z shares. The Acquired Fund offers four classes of shares. Investor A shares, Investor B shares, Investor C shares and Primary A shares are exchanged for new Class A, Class B, Class C and Class Z shares of the Acquiring Fund, respectively. Each share class has its own expense structure.

Note 2. Basis of Combination

   The accompanying pro-forma financial statements are presented to show the effect of the proposed merger of Nations Strategic Income Fund ("Acquired Fund") a series of Nations Funds Trust, by the Acquiring Fund as if such merger had occurred on December 1, 2003.

   Columbia Management Advisors, Inc. expects that all of the securities of held by the Acquired Fund will comply with the investment goal and strategies of the combined fund.

   Under the terms of the merger, the combination of the Acquired Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Acquired Fund into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

   The Investment Portfolios and Statements of Assets and Liabilities of the Acquired Fund and Acquiring Fund have been combined to reflect balances as of November 30, 2004. The Statements of Operations of the Acquired Fund and Acquiring Fund have been combined to reflect twelve months ended November 30, 2004.

   Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combination periods will not be re-stated.

   The accompanying pro-forma combined financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included within their respective annual shareholder reports dated May 31, 2004 and March 31, 2005, respectively, as well as their semi-annual shareholder reports dated November 30, 2004 and September 30, 2004, respectively.

   The following notes refer to the accompanying pro-forma combined financial statements as if the merger referenced above of the Acquired Fund by the Acquiring Fund had occurred on December 1, 2003.

Note 3. Significant Accounting Policies

   Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies, which are detailed in the annual shareholder reports referenced above in Note 2. The Acquired Fund actively engaged in the following transactions. The accounting policies for these transactions are disclosed below.

  Futures Contracts

   Upon entering into a futures contract, the Acquired Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Acquired Fund each day, depending on the daily fluctuation of the value of the contract.

   During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed, the Target Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

   Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

  Options

   The Acquired Fund may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). The Acquired Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

   The Acquired Fund may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain the Target Fund's objective. Call options written by the Target Fund give the holder the right to buy the underlying securities from the Target Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Acquired Fund at a stated price. In the case of put options, the Acquired Fund is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Acquired Fund may also write combinations of covered puts and calls on the same underlying security. When the Acquired Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Acquired Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

   The Acquired Fund typically receive a premium from writing a put or call option, which would increase the Target Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, the Acquired Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Acquired Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

   The Acquired Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Acquired Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Acquired Fund.

  Swaps

   The Acquired Fund may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Acquired Fund had invested directly in the asset that yielded the desired return. Swaps involve the exchange by the Acquired Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on interest rate swaps is included in net realized gain/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of net assets. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Acquired Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

   If there is a default by the counterparty to a swap contract, the Acquired Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Acquired Fund will succeed in pursuing contractual remedies. The Acquired Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

  Federal Income Tax Status

   Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Note 4. Capital Shares

   The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of November 30, 2004. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at November 30, 2004.

                          Shares of    Additional Shares   Total Shares
                       Acquiring Fund   Assumed Issued     Outstanding
       Class of Shares Pre-Combination    with Merger    Post Combination
       --------------- --------------- ----------------- ----------------
           Class A....   94,708,301        4,639,741        99,348,042
           Class B....   60,867,234        4,743,863        65,611,097
           Class C....    6,802,019          454,944         7,256,963
           Class J....   35,829,636               --        35,829,636
           Class Z....    1,545,602       27,705,925        29,251,527

Note 5. Disclosure of Significant Risks and Contingencies

   On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

   Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below).

   The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

   Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined.

   As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

   A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

   On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

   In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose.

   On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs are expected to file a consolidated amended complaint in June 2005. The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

   In connection with events described in detail above, various parties have filed suit against certain funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

Appendix A--Statement of Additional Information of the Acquiring Fund

COLUMBIA FUNDS TRUST I                       Columbia Intermediate Tax-Exempt Bond Fund
Columbia High Yield Opportunity Fund         Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Strategic Income Fund               Columbia Connecticut Intermediate Municipal Bond Fund
Columbia Tax-Managed Growth Fund             Columbia New Jersey Intermediate Municipal Bond Fund
Columbia Tax-Managed Growth Fund II          Columbia New York Intermediate Municipal Bond Fund
Columbia Tax-Managed Value Fund              Columbia Rhode Island Intermediate Municipal Bond Fund
                                             Columbia Florida Intermediate Municipal Bond Fund
COLUMBIA FUNDS TRUST II                      Columbia Pennsylvania Intermediate Municipal Bond Fund
Columbia Newport Greater China Fund
Columbia Money Market Fund                   COLUMBIA FUNDS TRUST VI
                                             Columbia Growth & Income Fund
COLUMBIA FUNDS TRUST III                     Columbia Small Cap Value Fund
Columbia Mid Cap Value Fund
Columbia Liberty Fund                        COLUMBIA FUNDS TRUST VII
Columbia Global Equity Fund                  Columbia Newport Tiger Fund
Columbia Intermediate Government Income Fund
Columbia Quality Plus Bond Fund              COLUMBIA FUNDS TRUST VIII
Columbia Corporate Bond Fund                 Columbia Income Fund
Columbia Federal Securities Fund             Columbia Intermediate Bond Fund
COLUMBIA FUNDS TRUST IV                      COLUMBIA FUNDS TRUST IX
Columbia Tax-Exempt Fund                     Columbia High Yield Municipal Fund
Columbia Tax-Exempt Insured Fund             Columbia Managed Municipals Fund
Columbia Utilities Fund
Columbia Municipal Money Market Fund         COLUMBIA FUNDS TRUST XI
                                             Columbia Young Investors Fund
COLUMBIA FUNDS TRUST V                       Columbia Growth Stock Fund
Columbia California Tax-Exempt Fund          Columbia Asset Allocation Fund
Columbia Connecticut Tax-Exempt Fund         Columbia Dividend Income Fund
Columbia Massachusetts Tax-Exempt Fund       Columbia Large Cap Core Fund
Columbia New York Tax-Exempt Fund            Columbia Large Cap Growth Fund
Columbia Large Company Index Fund            Columbia Disciplined Value Fund
Columbia U.S. Treasury Index Fund            Columbia Small Cap Fund
Columbia Small Company Index Fund            Columbia Small Company Equity Fund

            SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

1. The following language is added to the section "Fund Charges and Expenses" in Part I of the Statements of Additional Information.

   With respect to Columbia Large Company Index Fund, Columbia Small Company Index Fund and Columbia Large Cap Growth Fund, Administration Agreements with Columbia Management Advisors, Inc. have been amended to reduce the rates at which fees are payable thereunder to the annual rate of 0.10% of the average daily net assets of Columbia Large Company Index Fund and Columbia Small Company Index Fund and 0.05% of the average daily net assets of Columbia Large Cap Growth Fund.

   With respect to each Fund listed below, Investment Advisory Agreement with Columbia Management Advisors, Inc. has been amended so that, effective February 9, 2005, the fees payable thereunder will be paid at the following reduced rates:

   Columbia Tax-Managed Growth Fund

      Average Daily Net Assets                                      Rate
      ------------------------                                     -----
      Net assets under $500 million............................... 0.520%
      Net assets of $500 million but less than $1 billion......... 0.470%
      Net assets of $1 billion but less than $1.5 billion......... 0.420%
      Net assets of $1.5 billion but less than $3 billion......... 0.370%
      Net assets of $3 billion but less than $6 billion........... 0.350%
      Net assets in excess of $6 billion.......................... 0.330%

   Columbia Tax-Managed Growth Fund II and Columbia Tax-Managed Value Fund

      Average Daily Net Assets                                      Rate
      ------------------------                                     -----
      Net assets under $500 million............................... 0.720%
      Net assets of $500 million but less than $1 billion......... 0.670%
      Net assets of $1 billion but less than $1.5 billion......... 0.620%
      Net assets of $1.5 billion but less than $3 billion......... 0.570%
      Net assets of $3 billion but less than $6 billion........... 0.550%
      Net assets in excess of $6 billion.......................... 0.530%

   Columbia Large Cap Growth Fund

      Average Daily Net Assets                                      Rate
      ------------------------                                     -----
      Net assets under $200 million...............................  0.70%
      Net assets of $200 million but less than $500 million....... 0.575%
      Net assets in excess of $500 million........................  0.45%

   Columbia Large Cap Core Fund, Columbia Disciplined Value Fund and Columbia Dividend Income Fund

      Average Daily Net Assets                                      Rate
      ------------------------                                     -----
      Net assets under $500 million............................... 0.700%
      Net assets of $500 million but less than $1 billion......... 0.650%
      Net assets of $1 billion but less than $1.5 billion......... 0.600%
      Net assets of $1.5 billion but less than $3 billion......... 0.550%
      Net assets of $3 billion but less than $6 billion........... 0.530%
      Net assets in excess of $6 billion.......................... 0.510%

   Columbia Growth & Income Fund

      Average Daily Net Assets                                      Rate
      ------------------------                                     -----
      Net assets under $500 million............................... 0.770%
      Net assets of $500 million but less than $1 billion......... 0.720%
      Net assets of $1 billion but less than $1.5 billion......... 0.600%
      Net assets of $1.5 billion but less than $3 billion......... 0.600%
      Net assets of $3 billion but less than $6 billion........... 0.600%
      Net assets in excess of $6 billion.......................... 0.580%

   Columbia Asset Allocation Fund

      Average Daily Net Assets                                      Rate
      ------------------------                                     -----
      Net assets under $500 million............................... 0.650%
      Net assets of $500 million but less than $1 billion......... 0.600%
      Net assets of $1 billion but less than $1.5 billion......... 0.550%
      Net assets of $1.5 billion but less than $3 billion......... 0.500%
      Net assets of $3 billion but less than $6 billion........... 0.480%
      Net assets in excess of $6 billion.......................... 0.460%

   Columbia Newport Tiger Fund

      Average Daily Net Assets                                      Rate
      ------------------------                                     -----
      Net assets under $500 million............................... 0.700%
      Net assets of $500 million but less than $1 billion......... 0.700%
      Net assets of $1 billion but less than $1.5 billion......... 0.620%
      Net assets of $1.5 billion but less than $3 billion......... 0.570%
      Net assets of $3 billion but less than $6 billion........... 0.520%
      Net assets in excess of $6 billion.......................... 0.470%

   Columbia Newport Greater China Fund

      Average Daily Net Assets                                      Rate
      ------------------------                                     -----
      Net assets under $500 million............................... 0.950%
      Net assets of $500 million but less than $1 billion......... 0.950%
      Net assets of $1 billion but less than $1.5 billion......... 0.870%
      Net assets of $1.5 billion but less than $3 billion......... 0.820%
      Net assets of $3 billion but less than $6 billion........... 0.770%
      Net assets in excess of $6 billion.......................... 0.720%

   Columbia Federal Securities Fund

      Average Daily Net Assets                                      Rate
      ------------------------                                     -----
      Net assets under $500 million............................... 0.530%
      Net assets of $500 million but less than $1 billion......... 0.480%
      Net assets of $1 billion but less than $1.5 billion......... 0.450%
      Net assets of $1.5 billion but less than $3 billion......... 0.420%
      Net assets in excess of $3 billion.......................... 0.400%

   Columbia Intermediate Government Income Fund

      Average Daily Net Assets                                      Rate
      ------------------------                                     -----
      Net assets under $500 million............................... 0.460%
      Net assets of $500 million but less than $1 billion......... 0.410%
      Net assets of $1 billion but less than $1.5 billion......... 0.380%
      Net assets of $1.5 billion but less than $3 billion......... 0.350%
      Net assets of $3 billion but less than $6 billion........... 0.340%
      Net assets in excess of $6 billion.......................... 0.330%

   Columbia Intermediate Bond Fund

      Average Daily Net Assets                                      Rate
      ------------------------                                     -----
      Net assets under $500 million............................... 0.350%
      Net assets of $500 million but less than $1 billion......... 0.350%
      Net assets of $1 billion but less than $1.5 billion......... 0.300%
      Net assets of $1.5 billion but less than $3 billion......... 0.290%
      Net assets of $3 billion but less than $6 billion........... 0.280%
      Net assets in excess of $6 billion.......................... 0.270%

   Columbia Tax-Exempt Insured Fund and Columbia Tax-Exempt Fund

      Average Daily Net Assets                                      Rate
      ------------------------                                     -----
      Net assets under $500 million............................... 0.550%
      Net assets of $500 million but less than $1 billion......... 0.500%
      Net assets of $1 billion but less than $1.5 billion......... 0.470%
      Net assets of $1.5 billion but less than $3 billion......... 0.440%
      Net assets of $3 billion but less than $6 billion........... 0.430%
      Net assets in excess of $6 billion.......................... 0.420%

   Columbia Corporate Bond Fund, Columbia Quality Plus Bond Fund, Columbia Florida Intermediate Municipal Bond Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Intermediate Tax-Exempt Bond Fund, Columbia Pennsylvania Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund

      Average Daily Net Assets                                      Rate
      ------------------------                                     -----
      Net assets under $500 million............................... 0.480%
      Net assets of $500 million but less than $1 billion......... 0.430%
      Net assets of $1 billion but less than $1.5 billion......... 0.400%
      Net assets of $1.5 billion but less than $3 billion......... 0.370%
      Net assets of $3 billion but less than $6 billion........... 0.360%
      Net assets in excess of $6 billion.......................... 0.350%

   Columbia Income Fund

      Average Daily Net Assets                                      Rate
      ------------------------                                     -----
      Average Daily Net Assets....................................  Rate
      Net assets under $500 million............................... 0.420%
      Net assets of $500 million but less than $1 billion......... 0.375%
      Net assets of $1 billion but less than $1.5 billion......... 0.370%
      Net assets of $1.5 billion but less than $3 billion......... 0.340%
      Net assets of $3 billion but less than $6 billion........... 0.330%
      Net assets in excess of $6 billion.......................... 0.320%

   Columbia High Yield Opportunity Fund and Columbia Strategic Income Fund

      Average Daily Net Assets                                      Rate
      ------------------------                                     -----
      Net assets under $500 million............................... 0.600%
      Net assets of $500 million but less than $1 billion......... 0.550%
      Net assets of $1 billion but less than $1.5 billion......... 0.520%
      Net assets in excess of $1.5 billion........................ 0.490%

   Previously, Columbia Management had, with respect to the period from November 1, 2004 to February 9, 2005, waived a portion of its fees, so that it retained fees at the rates shown above.

2. The following paragraph is added to the section "How to Buy Shares" in Part II of the Statements of Additional Information:

   Investors should understand that, since the offering price of the Fund's shares is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge paid as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

3. The Fund's Trustees have approved, subject to shareholder approval at a shareholder meeting expected to be held in 2005, the replacement of each Fund's current fundamental investment restrictions with the following standardized fundamental investment restrictions (except that municipal funds will retain their current 80% policies required under Rule 35d-1 under the Investment Company Act of 1940):

Proposed Fundamental Restrictions

Each Fund may not, as a matter of fundamental policy:

       1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio's ability to invest in securities issued by other registered investment companies.

       2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

       3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

       4. [Except for Funds that are "concentrated" in an industry or group of related industries.] Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:
          (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

       5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

       6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

       7. [Except for Funds classified as "non-diversified" under Section 5 of the 1940 Act.] Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and
          (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief. [For municipal Funds only: For purposes of this restriction, tax exempt securities that are supported solely by the revenues of a particular private entity will be deemed to have been issued by that entity.]

G-35/994U-0405                                                   April 15, 2005

COLUMBIA FUNDS TRUST I                        Columbia Connecticut Intermediate Municipal Bond Fund
Columbia High Yield Opportunity Fund          Columbia New Jersey Intermediate Municipal Bond Fund
Columbia Strategic Income Fund                Columbia New York Intermediate Municipal Bond Fund
Columbia Tax-Managed Growth Fund              Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia Tax-Managed Growth Fund II           Columbia Florida Intermediate Municipal Bond Fund
Columbia Tax-Managed Value Fund               Columbia Pennsylvania Intermediate Municipal Bond Fund
Columbia Tax-Managed Aggressive Growth Fund
                                              COLUMBIA FUNDS TRUST VI
COLUMBIA FUNDS TRUST II                       Columbia Growth & Income Fund
Columbia Newport Greater China Fund           Columbia Small Cap Value Fund
Columbia Money Market Fund                    Columbia Newport Asia Pacific Fund

COLUMBIA FUNDS TRUST III                      COLUMBIA FUNDS TRUST VII
Columbia Mid Cap Value Fund                   Columbia Newport Tiger Fund
Columbia Liberty Fund                         Columbia Europe Fund
Columbia Global Equity Fund
Columbia Contrarian Income Fund               COLUMBIA FUNDS TRUST VIII
Columbia Intermediate Government Income Fund  Columbia Income Fund
Columbia Quality Plus Bond Fund               Columbia Intermediate Bond Fund
Columbia Corporate Bond Fund
Columbia Federal Securities Fund              COLUMBIA FUNDS TRUST IX
                                              Columbia High Yield Municipal Fund
COLUMBIA FUNDS TRUST IV                       Columbia Managed Municipals Fund
Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund              COLUMBIA FUNDS TRUST XI
Columbia Utilities Fund                       Columbia Young Investor Fund
Columbia Municipal Money Market Fund          Columbia Growth Stock Fund
                                              Columbia Global Thematic Equity Fund
COLUMBIA FUNDS TRUST V                        Columbia European Thematic Equity Fund
Columbia California Tax-Exempt Fund           Columbia Asset Allocation Fund
Columbia Connecticut Tax-Exempt Fund          Columbia Dividend Income Fund
Columbia Massachusetts Tax-Exempt Fund        Columbia Large Cap Core Fund
Columbia New York Tax-Exempt Fund             Columbia International Equity Fund
Columbia Large Company Index Fund             Columbia Large Cap Growth Fund
Columbia U.S. Treasury Index Fund             Columbia Disciplined Value Fund
Columbia Intermediate Tax-Exempt Bond Fund    Columbia Small Cap Fund
Columbia Massachusetts Intermediate Municipal Columbia Small Company Equity Fund
  Bond Fund

   The Funds listed above are referred to collectively as the "Funds" and the Trusts listed above are referred to collectively as the "Trusts."

            SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

   Under the heading "HOW TO BUY SHARES", the seventh paragraph is deleted and replaced with the following:

   In addition to the commissions specified in a Fund's prospectus and this SAI, CFD, or its advisory affiliates, from their own resources, may make cash payments to FSFs that agree to promote the sale of shares of funds that CFD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with

CFD and/or its affiliates, and the nature of the services provided by FSFs to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

   Subject to applicable rules, CFD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

   In addition, CFD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

   In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

   As of the date of this Supplement, CFD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:

1st Global Capital Corp
401 Company
ABN AMRO Trust Services
ADP Retirement Services
Advest
AEGON/Transamerica
AG Edwards
American Century Services
American Express
AMG
AON Consulting
AST Trust Company
Banc of America Investment Services
BancOne
Bear Stearns
Benefit Plan Administrators
Bidwell & Company
BNY Clearing
C N A Trust
Charles Schwab
CIBC Oppenheimer
Citigroup Global Markets
CitiStreet Associates LLC
City National Bank
City of Milwaukee
Columbia Trust Company
Commonwealth Financial
Compensation & Capital
CPI Qualified Plan Consultants
Daily Access Concepts
Davenport & Company

Delaware Investments
Digital Retirement Solutions
Discover Brokerage
Dreyfus/Mellon
Edgewood Services
Edward Jones
E-Trade,
ExpertPlan
FAS Liberty Life Spectrum
Ferris Baker Watts
Fidelity
Financial Data Services
Franklin Templeton
Freeman Welwood
Gem Group
Great West Life
Hewitt Associates LLC
Huntington Bank
ING
Intermountain Health Care
Investmart, Inc.
Investment Manager Services (IMS)
Janney Montgomery Scott
JJB Hilliard Lyons
JP Morgan/American Century
Kenney Investments
Kirkpatrick Pettis Smith Polian Inc
Legg Mason Wood Walker
Liberty Life
Lincoln Financial
Lincoln Life
Linsco Private Ledger
M & T Securities
Marquette Trust Company
Mass Mutual Life
Matrix Settlement & Clearance Services (MSCS)
McDonald Investments
Merrill Lynch
MetLife
MFS
Mfund Trax
MidAtlantic Capital
Milliman USA
Morgan Keegan
Morgan Stanley Dean Witter
PFPC
Nationwide Investment Services
Neuberger Berman Mgmt
NFP Securities
NSD -NetStock Sharebuilder
NYLife Distributors
Optimum Investment Advisors

Orbitex
Pershing LLC
Phoenix Home Life
Piper Jaffray
PNC
PPI Employee Benefits
Private Bank & Trust
Prudential
Putnam Investments
Raymond James
RBC Dain Rausher
Robert W Baird
Royal Alliance
RSM McGladrey Inc.
Safeco
Scott & Stringfellow
Scudder Investments
Security Benefit
Segall Bryant Hamill
South Trust Securities
Southwest Securities
Standard Insurance
Stanton Group
State of NY Deferred Compensation Plan
Stephens, Inc.
Stifel Nicolaus & Co
Strong Capital
Sungard T Rowe Price
Trustar Retirement Services
Trustlynx/Datalynx
UBS Financial Services
USAA Investment Management
Vanguard
Wachovia
TD Waterhouse
Webster Investment Services
Wells Fargo
Wilmington Trust

   Please contact your FSF or intermediary for details about payments it may receive.

G-35/554T-1004                                                 November 1, 2004

COLUMBIA FUNDS TRUST I                       COLUMBIA FUNDS TRUST IV
Columbia High Yield Opportunity Fund         Columbia Municipal Money Market Fund
Columbia Strategic Income Fund               Columbia Tax-Exempt Fund
                                             Columbia Tax-exempt Insured Fund
COLUMBIA FUNDS TRUST II                      Columbia Utilities Fund
Columbia Money Market Fund
                                             COLUMBIA FUNDS TRUST V
COLUMBIA FUNDS TRUST III                     Columbia Large Company Index Fund
Columbia Global Equity Fund                  Columbia U.S. Treasury Index Fund
Columbia Contrarian Income Fund              Columbia Small Company Index Fund
Columbia Intermediate Government Income Fund COLUMBIA FUNDS TRUST VIII
Columbia Quality Plus Bond Fund              Columbia Income Fund
Columbia Corporate Bond Fund                 Columbia Intermediate Bond Fund

   The Funds listed above are referred to collectively as the "Funds" and the Trusts listed above are referred to collectively as the "Trusts."

            SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

   The disclosure following the caption "Trustees and Officers" located in the section "Management of the Funds" in Part 2 of the Statement of Information is restated in its entirety:

Trustees and Officers (this section applies to all of the Funds)

   The Trustees and officers serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below.

                                                                              Number of
                                                                            Portfolios in
                                   Year First                                   Fund
                                   Elected or                                  Complex
    Name, Address       Position  Appointed to   Principal Occupation(s)     Overseen by        Other
       and Age         with Funds  Office/1/     During Past Five Years        Trustee    Directorships Held
    -------------      ---------- ------------   ----------------------     ------------- ------------------
Disinterested Trustees

  Douglas A. Hacker     Trustee       1996     Executive Vice President--        118       Orbitz, Inc.
  (Age 48)                                     Strategy of United Airlines                 (on-line travel
  P.O. Box 66100                               (airline) since December,                   company)
  Chicago, IL 60666                            2002 (formerly President of
                                               UAL Loyalty Services
                                               (airline) from September,
                                               2001 to December, 2002;
                                               Executive Vice President and
                                               Chief Financial Officer of
                                               United Airlines from March,
                                               1999 to September, 2001;
                                               Senior Vice President-
                                               Finance from March, 1993 to
                                               July, 1999).

                                                                                     Number of
                                                                                   Portfolios in
                                     Year First                                        Fund
                                     Elected or                                       Complex
     Name, Address        Position  Appointed to      Principal Occupation(s)       Overseen by        Other
        and Age          with Funds  Office/1/        During Past Five Years          Trustee    Directorships Held
     -------------       ---------- ------------      ----------------------       ------------- ------------------
Disinterested Trustees

Janet Langford Kelly      Trustee       1996     Private Investor since March,         118              None
(Age 46)                                         2004 (formerly Chief
9534 W. Gull Lake Drive                          Administrative Officer and
Richland,                                        Senior Vice President, Kmart
MI 49083-8530                                    Holding Corporation
                                                 (consumer goods), from
                                                 September, 2003 to March,
                                                 2004; Executive Vice
                                                 President-Corporate
                                                 Development and
                                                 Administration, General
                                                 Counsel and Secretary, Kellogg
                                                 Company (food manufacturer),
                                                 from September, 1999 to
                                                 August, 2003; Senior Vice
                                                 President, Secretary and
                                                 General Counsel, Sara Lee
                                                 Corporation (branded,
                                                 packaged, consumer-products
                                                 manufacturer) from January,
                                                 1995 to September, 1999).

Richard W. Lowry          Trustee       1995     Private Investor since August,       120/3/            None
(Age 68)                                         1987 (formerly Chairman and
10701 Charleston Drive                           Chief Executive Officer, U.S.
Vero Beach, FL 32963                             Plywood Corporation (building
                                                 products manufacturer)).

Charles R. Nelson         Trustee       1981     Professor of Economics,               118              None
(Age 62)                                         University of Washington,
Department of Economics                          since January, 1976; Ford and
University of Washington                         Louisa Van Voorhis Professor
Seattle, WA 98195                                of Political Economy,
                                                 University of Washington,
                                                 since September, 1993
                                                 (formerly Director, Institute for
                                                 Economic Research, University
                                                 of Washington from
                                                 September, 2001 to June, 2003)
                                                 Adjunct Professor of Statistics,
                                                 University of Washington,
                                                 since September, 1980;
                                                 Associate Editor, Journal of
                                                 Money Credit and Banking,
                                                 since September, 1993;
                                                 consultant on econometric and
                                                 statistical matters.

                                                                                   Number of
                                                                                 Portfolios in
                                    Year First                                       Fund
                                    Elected or                                      Complex
    Name, Address        Position  Appointed to     Principal Occupation(s)       Overseen by        Other
       and Age          with Funds  Office/1/       During Past Five Years          Trustee    Directorships Held
    -------------       ---------- ------------     ----------------------       ------------- ------------------
Disinterested Trustees

John J. Neuhauser        Trustee       1985     Academic Vice President and        121/3,4/    Saucony, Inc.
(Age 61)                                        Dean of Faculties since                        (athletic
84 College Road                                 August, 1999, Boston College                   footwear)
Chestnut Hill, MA                               (formerly Dean, Boston
02467-3838                                      College School of Management
                                                from September, 1977 to
                                                September, 1999).

Patrick J. Simpson       Trustee       2000     Partner, Perkins Coie L.L.P.         118              None
(Age 60)                                        (law firm).
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128

Thomas E. Stitzel        Trustee       1998     Business Consultant since 1999          118           None
(Age 68)                                        (formerly Professor of Finance
2208 Tawny Woods                                from 1975 to 1999, College of
  Place                                         Business, Boise State
Boise, ID 83706                                 University); Chartered
                                                Financial Analyst.

Thomas C. Theobald       Trustee       1996     Partner and Senior Advisor,             118    Anixter
(Age 67)/5/              and                    Chicago Growth Partners                        International
303 W. Madison           Chairman               (private equity investing) since               (network support
Suite 2500               of the                 September, 2004 (formerly                      equipment
Chicago, IL 60606        Board                  Managing Director, William                     distributor);
                                                Blair Capital Partners (private                Ventas, Inc. (real
                                                equity investing) from                         estate investment
                                                September, 1994 to September,                  trust); Jones Lang
                                                2004).                                         LaSalle (real
                                                                                               estate
                                                                                               management
                                                                                               services) and
                                                                                               MONY Group
                                                                                               (life insurance)

Anne-Lee Verville        Trustee       1998     Retired since 1997 (formerly           1194    Chairman of the
(Age 59)                                        General Manager, Global                        Board of
359 Stickney Hill Road                          Education Industry, IBM                        Directors, Enesco
Hopkinton, NH 03229                             Corporation (computer and                      Group, Inc.
                                                technology) from 1994 to                       (designer,
                                                1997).                                         importer and
                                                                                               distributor of
                                                                                               giftware and
                                                                                               collectibles)

                                                                                  Number of
                                                                                Portfolios in
                                   Year First                                       Fund
                                   Elected or                                      Complex
    Name, Address       Position  Appointed to     Principal Occupation(s)       Overseen by         Other
       and Age         with Funds  Office/1/       During Past Five Years          Trustee     Directorships Held
    -------------      ---------- ------------     ----------------------       -------------  ------------------
Disinterested Trustees

Richard L. Woolworth    Trustee       1991     Retired since December 2003            118     Northwest
(Age 63)                                       (formerly Chairman and Chief                   Natural Gas Co.
100 S.W. Market Street                         Executive Officer, The                         (natural gas
#1500                                          Regence Group (regional                        service provider)
Portland, OR 97207                             health insurer); Chairman and
                                               Chief Executive Officer,
                                               BlueCross BlueShield of
                                               Oregon; Certified Public
                                               Accountant, Arthur Young &
                                               Company)

Interested Trustee

William E. Mayer/2/     Trustee       1994     Managing Partner, Park              120/3/     Lee Enterprises
(Age 64)                                       Avenue Equity Partners                         (print media), WR
399 Park Avenue                                (private equity) since February,               Hambrecht + Co.
Suite 3204                                     1999 (formerly Founding                        (financial service
New York, NY 10022                             Partner, Development Capital                   provider); First
                                               LLC from November 1996 to                      Health (healthcare);
                                               February, 1999).                               Reader's
                                                                                              Digest (publishing);
                                                                                              OPENFIELD
                                                                                              Solutions (retail
                                                                                              industry technology
                                                                                              provider)

--------
/1/ In October 2003, the trustees of the Liberty Funds and Stein Roe Funds (both as defined in Part 1 of this SAI) were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.
/2/ Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
/3/ Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds (as defined in Part 1 of this SAI).
/4/ Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
/5/ Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

                                   Year First
                                   Elected or
    Name, Address      Position   Appointed to                  Principal Occupation(s)
       and Age        with Funds     Office                     During Past Five Years
    -------------     ----------- ------------                  ----------------------
Officers

Christopher L. Wilson President       2004     President of the Columbia Funds, Liberty Funds and Stein
(Age 47)                                       Roe Funds since October, 2004 (formerly President and
One Financial Center                           Chief Executive Officer, CDC IXIS Asset Management
Boston, MA 02111                               Services, Inc. from September, 1998 to August, 2004).

J. Kevin Connaughton  Treasurer       2000     Treasurer of the Columbia Funds since October, 2003 and
(Age 39)                                       of the Liberty Funds, Stein Roe Funds and All-Star Funds
One Financial Center                           since December, 2000; Vice President of the Advisor since
Boston, MA 02111                               April, 2003 (formerly President of the Columbia Funds,
                                               Liberty Funds and Stein Roe Funds from February, 2004 to
                                               October, 2004; Chief Accounting Officer and Controller of
                                               the Liberty Funds and of the All-Star Funds from February,
                                               1998 to October, 2000); Treasurer of the Galaxy Funds
                                               since September, 2002; Treasurer, Columbia Management
                                               Multi-Strategy Hedge Fund, LLC since December, 2002
                                               (formerly Vice President of Colonial Management
                                               Associates, Inc. from February, 1998 to October, 2000).

Mary Joan Hoene       Senior Vice     2004     Senior Vice President and Chief Compliance Officer of the
(Age 54)              President                Columbia Funds, Liberty Funds and Stein Roe Funds since
40 West 57th Street   and Chief                August, 2004; Chief Compliance Officer of the All-Star
New York, NY 10019... Compliance               Funds since August, 2004 (formerly Partner, Carter,
                      Officer                  Ledyard & Milburn LLP from January, 2001 to August,
                                               2004; Counsel, Carter, Ledyard & Milburn LLP from
                                               November, 1999 to December, 2000; Vice President and
                                               Counsel, Equitable Life Assurance Society of the United
                                               States from April, 1998 to November, 1999,).

Michael G. Clarke     Chief           2004     Chief Accounting Officer of the Columbia Funds, Liberty
(Age 34)              Accounting               Funds, Stein Roe Funds and All-Star Funds since October,
One Financial Center  Officer                  2004 (formerly Controller of the Columbia Funds, Liberty
Boston, MA 02111                               Funds, Stein Roe Funds and All-Star Funds from May, 2004
                                               to October, 2004; Assistant Treasurer from June, 2002 to
                                               May, 2004; Vice President, Product Strategy &
                                               Development of the Liberty Funds and Stein Roe Funds
                                               from February, 2001 to June, 2002; Assistant Treasurer of
                                               the Liberty Funds, Stein Roe Funds and the All-Star Funds
                                               from August, 1999 to February, 2001; Audit Manager,
                                               Deloitte & Toche LLP from May, 1997 to August, 1999).

                                 Year First
                                 Elected or
   Name, Address      Position  Appointed to                    Principal Occupation(s)
      and Age        with Funds    Office                       During Past Five Years
   -------------     ---------- ------------                    ----------------------
Officers

Jeffrey R. Coleman   Controller     2004     Controller of the Columbia Funds, Liberty Funds, Stein Roe
(Age 34)                                     Funds and All-Star Funds since October, 2004 (formerly Vice
One Financial Center                         President of CDC IXIS Asset Management Services, Inc. and
Boston, MA 02111                             Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles
                                             Funds from February, 2003 to September, 2004; Assistant Vice
                                             President of CDC IXIS Asset Management Services, Inc. and
                                             Assistant Treasurer of the CDC Nvest Funds from August,
                                             2000 to February, 2003; Tax Manager of PFPC, Inc. from
                                             November, 1996 to August, 2000).

David A. Rozenson    Secretary      2003     Secretary of the Columbia Funds, Liberty Funds, Stein Roe
(Age 50)                                     Funds and All-Star Funds since December, 2003; Senior
One Financial Center                         Counsel, Bank of America Corporation (formerly FleetBoston
Boston, MA 02111                             Financial Corporation) since January, 1996; Associate General
                                             Counsel, Columbia Management Group since November,
                                             2002.

G-35/296T-1004                                                 October 15, 2004

                  COLUMBIA STRATEGIC INCOME FUND (the "Fund")
    Supplement to Statement of Additional Information dated October 1, 2004

   The following sentence is added as the fifth paragraph in the section "Other Investment Policies" in the Fund's Statement of Additional Information:

   So long as shares of the Fund are being offered for sale in Japan, the Strategic Income Fund will not invest in equity securities.

716-35/284T-1004                                               October 11, 2004

                     COLUMBIA HIGH YIELD OPPORTUNITY FUND
                        COLUMBIA STRATEGIC INCOME FUND
                       Series of Columbia Funds Trust I
                      Statement of Additional Information
                                October 1, 2004

   This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Columbia High Yield Opportunity Fund and Columbia Strategic Income Fund (each a Fund and, collectively, the Funds). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the relevant Prospectus of the Funds dated October 1, 2004. This SAI should be read together with the relevant Prospectus and each Fund's most recent Annual Report dated May 31, 2004. Investors may obtain a free copy of the relevant Prospectus and Annual Report from Columbia Funds Distributor, Inc. (CFD), One Financial Center, Boston, MA 02111-2621 or by calling 1-800-426-3750. The Financial Statements and Report of Independent Registered Public Accounting Firm appearing in each Fund's May 31, 2004 Annual Report, are incorporated in this SAI by reference.

   Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by CFD generally and additional information about certain securities and investment techniques described in the Funds' Prospectuses.

TABLE OF CONTENTS

                                                                   Page
                                                                   ----
        Part 1
        Definitions...............................................   b
        Organization and History..................................   b
        Investment Goals and Policies.............................   b
        Fundamental Investment Policies...........................   c
        Other Investment Policies.................................   c
        Portfolio Turnover........................................   d
        Fund Charges and Expenses.................................   d
        Custodian of the Funds....................................   n
        Independent Registered Public Accounting Firm of the Funds   n

        Part 2
        Miscellaneous Investment Practices........................   1
        Taxes.....................................................  25
        Additional Tax Matters Concerning Trust Shares............  30
        Management of the Funds...................................  32
        Determination of Net Asset Value..........................  43
        How to Buy Shares.........................................  44
        Special Purchase Programs/Investor Services...............  45
        Programs for Reducing or Eliminating Sales Charges........  48
        How to Sell Shares........................................  51
        Distributions.............................................  56
        How to Exchange Shares....................................  56
        Suspension of Redemptions.................................  57
        Shareholder Liability.....................................  57
        Shareholder Meetings......................................  57
        Appendix I................................................  59
        Appendix II...............................................  65

730-16/752S-0804

                                    Part 1

                     COLUMBIA HIGH YIELD OPPORTUNITY FUND
                        COLUMBIA STRATEGIC INCOME FUND
                      Statement of Additional Information
                                October 1, 2004

DEFINITIONS

"Trust"                           Columbia Funds Trust I
"Fund" or "High Yield Fund"       Columbia High Yield Opportunity Fund
"Fund" or "Strategic Income Fund" Columbia Strategic Income Fund
"Advisor"                         Columbia Management Advisors, Inc., the Funds'
                                  investment advisor
"CFD"                             Columbia Funds Distributor, Inc., the Funds' distributor
"CFS"                             Columbia Funds Services, Inc., the Funds' shareholder
                                  services and transfer agent

ORGANIZATION AND HISTORY

   The Trust is a Massachusetts business trust organized in 1985. Each Fund is an open-end diversified management investment company representing the entire interest in a separate series of the Trust. The High Yield Fund commenced investment operations on October 21, 1971. The Strategic Income Fund commenced investment operations on April 21, 1977.

   The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

   The Trust changed its name from Colonial Trust I to Liberty Funds Trust I on April 1, 1999. Effective October 13, 2003, the Trust changed its name from Liberty Funds Trust I to its current name. Effective July 14, 2000, the High Yield Fund changed its name from Colonial High Yield Securities Fund to Liberty High Yield Securities Fund. Effective October 13, 2003, the High Yield Fund changed its name from Liberty High Yield Securities Fund to its current name. Effective July 14, 2000, the Strategic Income Fund changed its name from Colonial Strategic Income Fund to Liberty Strategic Income Fund. Effective October 13, 2003, the Strategic Income Fund changed its name from Liberty Strategic Income Fund to its current name.

INVESTMENT GOALS AND POLICIES

   The Prospectuses describe the Funds' investment goals, investment strategies and risks. Part 1 of this SAI includes additional information concerning, among other things, the investment policies of the Funds. Part 2 contains additional information about the following securities and investment techniques that may be utilized by each Fund (unless otherwise noted):

   Short-Term Trading
   Lower-Rated Debt Securities
   Foreign Securities
   Zero Coupon Securities
   Step Coupon Bonds
   Pay-In-Kind Securities

                                       b

   Money Market Instruments (High Yield Fund only)
   Forward Commitments ("When-Issued" and "Delayed Delivery" Securities) Mortgage Dollar Rolls (Strategic Income Fund only)
   Mortgage-Backed Securities
   Non-Agency Mortgage-Backed Securities (High Yield Fund only)
   Repurchase Agreements
   Options on Securities (Strategic Income Fund only)
   Futures Contracts and Related Options (interest rate futures and related options) (High Yield Fund only)
   Foreign Currency Transactions
   Rule 144A Securities (High Yield Fund only)
   Swap Agreements (Swaps, Caps, Collars and Floors)

   Except as indicated below under "Fundamental Investment Policies", the Funds' investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES

   The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

   As fundamental policies, each Fund may:

1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

2. Only own real estate acquired as a result of owning securities and not more than 5% of total assets;

3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on contracts do not exceed 5% of its total assets;

4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the Act;

5. Underwrite securities issued by others only when disposing of portfolio securities;

6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and
   (d) through repurchase agreements; and

7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES

   As non-fundamental investment policies, which may be changed without a shareholder vote, each Fund may not:

1. Purchase securities on margin, but the Fund may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

                                       c

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

3. Invest more than 15% of its net assets in illiquid assets.

   Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act's diversification requirement, an issuer is the entity whose revenues support the security.

   In addition, the Strategic Income Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following standards of selection of the Japan Securities Dealers Association:

1. More than 50% of the total number of outstanding shares of stock of any one company may not be acquired on behalf of all funds managed by the Advisor; and

2. Borrowing may not be made if it will result in an aggregate amount of borrowing outstanding in excess of 10% of the net assets of the Fund, except in the case of a merger, etc., when this 10% may be temporarily exceeded.

   If any violation of the foregoing standards occurs, the Strategic Income Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation.

   Except with respect to the Strategic Income Fund's policy on borrowing and investing in illiquid securities, if the Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

PORTFOLIO TURNOVER

   Portfolio turnover is included in the Prospectuses under "Financial Highlights." Each Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with the Fund's investment goals. Portfolio investments may be sold for a variety of reasons, such as more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may cause the Funds to realize capital gains which, if realized and distributed by a Fund, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds.

FUND CHARGES AND EXPENSES

   Under the High Yield Fund's management agreement, the High Yield Fund pays the Advisor a monthly fee based on the average daily net assets of the High Yield Fund at the annual rate of 0.60% of the first $1 billion, 0.55% of the next $1 billion and 0.50% in excess of $2 billion.

   Prior to November 1, 2003, under the High Yield Fund's management agreement, the High Yield Fund paid the Advisor a monthly fee based on the average daily net assets of the High Yield Fund at the annual rate of 0.60% of the first $1.5 billion and 0.55% in excess of $1.5 billion.

   Under the Strategic Income Fund's management agreement, the Strategic Income Fund pays the Advisor a monthly fee based on the average daily net assets of the Strategic Income Fund at the annual rate of 0.65% on the first $1 billion, 0.60% of the next $1 billion and 0.55% in excess of $2 billion.

                                       d

   The Advisor is responsible for providing accounting and bookkeeping services to the Funds pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement.

   Under its pricing and bookkeeping agreement with the Funds, the Advisor receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

  .   an annual flat fee of $10,000, paid monthly; and

  . in any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the average daily net assets of a Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   Each Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

   Effective November 1, 2003, each Fund pays a shareholders' servicing and transfer agency fee to CFS as follows:

  . An annual open account fee of $34 per open account plus the Fund's allocated share of reimbursement for the out-of-pocket expenses of CFS.

   Prior to November 1, 2003, each Fund paid a shareholders' servicing and transfer agency fee to CFS as follows:

  . An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

  . An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

  . A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus

  . A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of each Fund for such month; plus

  . Each Fund's allocated share of CFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST.

Recent Fees paid to the Advisor, CFD and CFS (dollars in thousands)

                                                                 High Yield Fund
                                                      ---------------------------------------------
                                                                 Five months
                                                      Year ended    ended    Year ended December 31,
                                                       May 31,     May 31,   ----------------------
                                                         2004      2003(a)     2002        2001
                                                      ---------- ----------- ------      ------
Management fee.......................................   $4,453     $1,874    $4,397      $5,130
Bookkeeping fee......................................      235        124       295         310
Shareholder service and transfer agent fee...........    1,980      1,108     2,846       2,532
12b-1 fees:
   Service fee (Class A).............................      911        389       894       1,001
   Service fee (Class B).............................      744        301       772         973
   Service fee (Class C).............................      135         50       124         134
   Distribution fee (Class B)........................    2,231        902     2,315       2,986
   Distribution fee (Class C)........................      406        151       373         402
Fees waived by CFD (Class C).........................      (81)       (30)      (75)        (80)
Fees waived by CFS...................................       --        (15)       --          --
Fees and expenses waived or reimbursed by the Advisor      (38)        --        --          --

                                       e

                                                    Strategic Income Fund
                                           ---------------------------------------------
                                                      Five months
                                           Year ended    ended    Year ended December 31,
                                            May 31,     May 31,   ----------------------
                                              2004      2003(a)     2002         2001
                                           ---------- ----------- ------       -------
Management fee............................   $8,539     $3,534    $8,711      $10,406
Bookkeeping fee...........................      418        211       553          548
Shareholder service and transfer agent fee    2,806      1,634     3,888        4,183
12b-1 fees:
   Service fee (Class A)..................    1,412        557     1,339        1,285
   Service fee (Class B)..................    1,095        457     1,134        1,469
   Service fee (Class C)..................      105         41        94          104
   Service fee (Class J)..................      588        261       672          982
   Distribution fee (Class B).............    3,436      1,444     3,606        4,751
   Distribution fee (Class C).............      331        130       297          335
   Distribution fee (Class J).............      861        383       993        1,476
   Fees waived by CFD (Class C)...........      (66)       (26)      (59)         (65)

--------
(a)The Funds changed their fiscal year end from December 31 to May 31 in 2003.

Brokerage Commissions (dollars in thousands)

                                                  High Yield Fund
                                          ----------------------------------------------
                                                     Five months
                                          Year ended    ended    Year ended December 31,
                                           May 31,     May 31,   -----------------------
                                             2004      2003(a)   2002        2001
                                          ---------- ----------- ----        ----
     Total commissions...................    $11         $0       $0         $10
     Directed transactions(b)............      0          0        0           0
     Commissions on directed transactions      0          0        0           0

                                               Strategic Income Fund
                                          ----------------------------------------------
                                                     Five months
                                          Year ended    ended    Year ended December 31,
                                           May 31,     May 31,   -----------------------
                                             2004      2003(a)   2002        2001
                                          ---------- ----------- ----        ----
     Total commissions...................     $1         $0       $0         $11
     Directed transactions(b)............      0          0        0           0
     Commissions on directed transactions      0          0        0           0

--------
(a)The Funds changed their fiscal year end from December 31 to May 31 in 2003.
(b)See "Management of the Fund" in Part 2 of this SAI.

   The Trust is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during their most recent fiscal year. At May 31, 2004, the Funds held securities of their regular brokers or dealers as set forth below:

        Fund                  Broker/Dealer         Value (in thousands)
        ----                  -------------         --------------------
        High Yield Fund       Labranche and Company        $3,402
        Strategic Income Fund None                         N/A

Trustees and Trustees' Fees

   Fund Complex consists of the following funds:

   The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia

                                       f

Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 9 closed-end or interval management investment company portfolios (the "Liberty Funds").

   The series of Columbia Funds Trust VIII, the series of Columbia Funds Trust IX, the series of Columbia Funds Trust XI, the series of SteinRoe Variable Investment Trust and 3 closed-end management investment company portfolios (the "Stein Roe Funds").

   Two closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the "All-Star Funds").

   Columbia Management Multi-Strategy Hedge Fund, LLC.

   Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Growth Fund, Inc., Columbia High Yield Fund, Inc., Columbia International Stock Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of CMG Fund Trust (the "Columbia Funds").

   The series of The Galaxy Funds (the "Galaxy Funds").

   The series of Columbia Acorn Trust and the series of Wanger Advisors Trust (the "Acorn Funds" and "WAT Funds," respectively).

   The Advisor or its affiliates pay the compensation of all the officers of the funds in the Fund Complex advised by the Advisor, including Trustees who are affiliated with the Advisor. For the fiscal year ended May 31, 2004 and the calendar year ended December 31, 2003, the Trustees received the following compensation for serving as Trustees:

                                                                           Aggregate
                                                      Aggregate          Compensation     Total Compensation from
                                                Compensation from the from the Strategic      the Fund Complex
                        Pension or Retirement    High Yield Fund for  Income Fund for the Paid to the Trustees for
                       Benefits Accrued as part the Fiscal Year Ended  Fiscal Year Ended  the Calendar Year Ended
Trustee(a)               of Fund Expenses(b)        May 31, 2004         May 31, 2004       December 31, 2003(a)
----------             ------------------------ --------------------- ------------------- ------------------------
Douglas A. Hacker.....           N/A                   $2,491               $3,600                $115,500
Janet Langford Kelly..           N/A                    2,022                3,191                 101,500
Richard W. Lowry......           N/A                    2,009                3,167                 128,150
Salvatore Macera (c)..           N/A                      310                  517                  56,500
William E. Mayer......           N/A                    2,200                3,469                 133,150
Charles R. Nelson.....           N/A                    2,206                3,491                 155,073
John J. Neuhauser.....           N/A                    2,354                3,728                 143,568
Patrick J. Simpson(d).           N/A                    1,012                1,518                  64,234
Thomas E. Stitzel.....           N/A                    2,097                3,296                 103,500
Thomas C. Theobald (e)           N/A                    2,491                3,947                 110,250
Anne-Lee Verville (f).           N/A                    2,603                4,131                 128,250
Richard L. Woolworth..           N/A                    1,067                1,602                  64,234

--------
(a)As of December 31, 2003, the Fund Complex consisted of 132 open-end and 15 closed-end management investment company portfolios. Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth, then directors/trustees of the Columbia Funds, were appointed to the board of trustees of the Liberty Funds and Stein Roe Funds. Also effective October 8, 2003, the trustees of the Liberty Funds and the Stein Roe Funds were elected as directors/trustees of the Columbia Funds. A single combined board of trustees/directors now oversees all of the Liberty Funds, Stein Roe Funds and Columbia Funds. The All-Star Funds, Columbia Management Multi-Strategy Hedge Fund, LLC, the Galaxy Funds, the Acorn Funds and the WAT Funds each have separate boards of trustees/directors.

                                       g

(b)The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(c)Mr. Macera retired as a Trustee from the Board of Trustees effective June 18, 2003.
(d)During the fiscal year ended May 31, 2004, Mr. Simpson deferred $1,012 and $1,518 of his compensation from the High Yield Fund and the Strategic Income Fund, respectively, pursuant to the deferred compensation plan.
(e)During the fiscal year ended May 31, 2004 and the calendar year ended December 31, 2003, Mr. Theobald deferred $904 and $2,046 of his compensation from the High Yield Fund and the Strategic Income Fund, respectively, and $50,750 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2003, the value of Mr. Theobald's account under that plan was $55,587.
(f)During the fiscal year ended May 31, 2004 and the calendar year ended December 31, 2003, Ms. Verville deferred $1,026 and $1,703 of her compensation from the High Yield Fund and the Strategic Income Fund, respectively, and $53,250 of her total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2003, the value of Ms. Verville's account under that plan was $516,001.

Role of the Board of Trustees

   The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with service providers for the Funds and review the Fund's performance. The Trustees have created several committees to perform specific functions for the Funds. Mr. Theobald was elected Chairman of the Board of Trustees of the Liberty Funds, Stein Roe Funds and Columbia Funds effective December, 2003.

Audit Committee

   Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Funds. Prior to October 8, 2003, Ms. Verville and Messrs. Hacker, Nelson and Neuhauser were members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended May 31, 2004, the Audit Committee convened ten times.

Governance Committee

   Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. Prior to October 8, 2003, Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald were members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended May 31, 2004, the Governance Committee convened five times.

Advisory Fees & Expenses Committee

   Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. Prior to October 8, 2003, Ms. Kelly and Messrs. Mayer,

                                       h

Neuhauser, Stitzel and Theobald were members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended May 31, 2004, the Advisory Fees & Expenses Committee convened seven times.

Compliance Committee

   Ms. Kelly, Messrs. Nelson and Simpson and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Funds. Prior to August 10, 2004, Ms. Kelly, Mr. Nelson and Ms. Verville were members of the Compliance Committee of the Board of Trustees of the Funds. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended May 31, 2004, the Compliance Committee convened one time.

Investment Oversight Committees

   Beginning in 2004, each Trustee of the Funds also began serving on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Fund Complex and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Fund Complex which they review:

IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth,
        Outside Managed (i.e., sub-advised), Municipal and Bank Loan.

IOC #2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income--Multi Sector, Fixed
        Income--Core and Young Investor.

IOC#3:  Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation,
        High Yield and Money Market.

IOC#4:  Messrs. Nelson, Simpson and Woolworth are responsible for reviewing funds in the following asset categories: Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset
        Allocation, Specialty Equity and Taxable Fixed Income.

Share Ownership

   The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2003 (i) in each Fund and (ii) in the funds in the Fund Complex.

                                                                      Aggregate Dollar Range
                                                                       of Equity Securities
                       Dollar Range of Equity Dollar Range of Equity    Owned in All Funds
                        Securities Owned in   Securities Owned in the Overseen by Trustee in
Name of Trustee         the High Yield Fund    Strategic Income Fund       Fund Complex
---------------        ---------------------- ----------------------- ----------------------
Disinterested Trustees
Douglas A. Hacker.....          $0                      $0                Over $100,000
Janet Langford Kelly..          $0                      $0                Over $100,000
Richard W. Lowry......          $0                      $0                Over $100,000
Charles R. Nelson.....    $10,001-$50,000               $0                Over $100,000
John J. Neuhauser.....      $1-$10,000                  $0                Over $100,000
Patrick J. Simpson....                                                   $50,001-$100,000
Thomas E. Stitzel.....          $0                      $0               $50,001-$100,000
Thomas C. Theobald....          $0                      $0                Over $100,000
Anne-Lee Verville (a).          $0                      $0                      $0
Richard L. Woolworth..                                                    Over $100,000

Interested Trustee
William E. Mayer......          $0                      $0               $50,001-$100,000

--------
(a)Ms. Verville has elected to defer her compensation as a Trustee under the deferred compensation plan for independent Trustees of the Fund Complex. The value of her deferred compensation is determined as if the amounts had been invested, as of the date of deferral, in shares of one or more funds in the Fund Complex as specified by her. At December 31, 2003, the value of her deferred compensation account exceeded $100,000.

Ownership of the Funds

   As of record on August 31, 2004, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the then outstanding of each of Class A, Class B, Class C and Class Z shares of the High Yield Fund and Class A, Class B, Class C, Class J and Class Z shares of the Strategic Income Fund.

   As of record on August 31, 2004, the following shareholders of record owned 5% or more of one or more of each class of the Funds' then outstanding shares:

High Yield Fund

                  Class B Shares
                  --------------
                  Merrill Lynch, Pierce Fenner & Smith  5.66%
                  For the sole benefit of its customers
                  Attn: Fund Administration
                  4800 Deer Lake Drive E., 2/nd/ Floor
                  Jacksonville, FL 32246-6484

                  Citigroup Global Markets, Inc.        6.18%
                  Attn: Peter Booth, 7/th/ Floor
                  333 W. 34/th/ Street
                  New York, NY 10001-2402

                                       j

                  Class C Shares
                  --------------
                  Banc One Securities Corp              7.22%
                  Attn: Wrap Processing OH1-1244 Suite
                  1111 Polaris Parkway #J-2
                  Columbus, OH 43240-2050

                  Class Z Shares
                  --------------
                  Charles Schwab & Co., Inc. Custodian 17.21%
                  Attn: Mutual Funds Dept.
                  101 Montgomery St.
                  San Francisco, CA 94104-4122

Strategic Income Fund

                  Class C Shares
                  --------------
                  Merrill Lynch Pierce Fenner & Smith    8.81%
                  For the sole benefit of its customers
                  Attn: Fund Administration
                  4800 Deer Lake Dr. E., 2/nd/ Floor
                  Jacksonville, FL 32246-6484

                  Citigroup Global Markets, Inc.         5.02%
                  Attn: Peter Booth, 7/th/ Floor
                  333 W. 34/th/ Street
                  New York, NY 10001-2402

                  Class J Shares
                  --------------
                  Tokai Tokyo Securities                93.24%
                  Shinyaesu Building 7-1
                  Kyobashi 1-Chome
                  Chuo-Ku
                  Tokyo, Japan 104-0031

                  Mitsubishi Securities Co. LTD          6.76%
                  Investment Trust Division
                  Mitsubishi Building
                  2-5-2 Marunouchi
                  Chiyoda-Ku Tokyo 100-0005
                  Japan

                        Class Z Shares
                        --------------
                        Fleet National Bank      71.98%
                        FBO Columbia Omnibus C/C
                        Attn: Various Accts
                        PO Box 92800
                        Rochester, NY 14692-8900

                        Fleet National Bank       9.49%
                        FBO Columbia Omnibus C/R
                        Attn: Various Accts
                        PO Box 92800
                        Rochester, NY 14692-8900

                                       k

Sales Charges (dollars in thousands)

                                                                 High Yield Fund
                                                      ---------------------------------------------
                                                                 Class A Shares
                                                      ---------------------------------------------
                                                                 Five months
                                                      Year ended    ended    Year ended December 31,
                                                       May 31,     May 31,   ----------------------
                                                         2004      2003(a)    2002        2001
                                                      ---------- ----------- ------      ------
Aggregate initial sales charges on Fund share sales..    $266       $162     $  645      $  596
Initial sales charges retained by CFD................      34         15         77          60
Aggregate contingent deferred sales charges (CDSC) on
  Fund redemptions retained by CFD...................     109         (b)        10           5

                                                                 Class B Shares
                                                      ---------------------------------------------
                                                                 Five months
                                                      Year ended    ended    Year ended December 31,
                                                       May 31,     May 31,   ----------------------
                                                         2004      2003(a)    2002        2001
                                                      ---------- ----------- ------      ------
Aggregate CDSC on Fund redemptions retained by
  CFD................................................    $960       $327     $  915      $1,006

                                                                 Class C Shares
                                                      ---------------------------------------------
                                                                 Five months
                                                      Year ended    ended    Year ended December 31,
                                                       May 31,     May 31,   ----------------------
                                                         2004      2003(a)    2002        2001
                                                      ---------- ----------- ------      ------
Aggregate CDSC on Fund redemptions retained by
  CFD................................................    $ 18       $  5     $   25      $   20

                                                              Strategic Income Fund
                                                      ---------------------------------------------
                                                                 Class A Shares
                                                      ---------------------------------------------
                                                                 Five months
                                                      Year ended    ended    Year ended December 31,
                                                       May 31,     May 31,   ----------------------
                                                         2004      2003(a)    2002        2001
                                                      ---------- ----------- ------      ------
Aggregate initial sales charges on Fund share sales..    $506       $173     $  286      $  476
Initial sales charges retained by CFD................      54         20         32          57
Aggregate CDSC on Fund redemptions retained by
  CFD................................................      (b)         2          1          (b)

                                                                 Class B Shares
                                                      ---------------------------------------------
                                                                 Five months
                                                      Year ended    ended    Year ended December 31,
                                                       May 31,     May 31,   ----------------------
                                                         2004      2003(a)     2002        2001
                                                      ---------- ----------- ------      ------
Aggregate CDSC on Fund redemptions retained by
  CFD................................................    $999       $537     $1,470      $1,474

                                                                 Class C Shares
                                                      ---------------------------------------------
                                                                 Five months
                                                      Year ended    ended    Year ended December 31,
                                                       May 31,     May 31,   ----------------------
                                                         2004      2003(a)     2002        2001
                                                      ---------- ----------- ------      ------
Aggregate CDSC on Fund redemptions retained by
  CFD................................................    $ 10       $  3     $    8      $    8

--------
(a)The Funds changed their fiscal year end from December 31 to May 31 in 2003.
(b)Rounds to less than one.

                                       l

12b-1 Plan, CDSCs and Conversion of Shares

   Each Fund offers four classes of shares--Class A, Class B, Class C and Class
Z. The Strategic Income Fund also offers an additional class of shares--Class J shares. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each class except for Class Z. Under the Plan, the High Yield Fund pays CFD monthly a service fee at an annual rate of 0.25% of net assets attributed to Class A, B and C shares and the Strategic Income Fund pays CFD monthly a service fee at an annual rate of 0.15% of the Fund's net assets attributed to shares issued on or before January 1, 1993, and a service fee of 0.25% of the Fund's net assets attributed to shares issued and outstanding thereafter. Each Fund also pays CFD monthly a distribution fee at an annual rate of 0.75% of average daily net assets attributed to Class B and Class C shares and the Strategic Income Fund pays CFD monthly a distribution fee at an annual rate of 0.35% of average daily net assets attributed to Class J shares. CFD has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. CFD may terminate this waiver at any time without shareholder approval. CFD may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CFD's expenses, CFD may realize a profit from the fees. The Plan authorizes any other payments by the Funds to CFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of the Funds' shares.

   The Trustees believe the Plan could be a significant factor in the growth and retention of each Fund's assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of the Funds' shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

   Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed for periods up to six years after purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class J shares are offered at net asset value plus varying sales charges, but not a CDSC. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs and initial sales charges are described in the Prospectuses.

   No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

   A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

                                       m

   Sales-related expenses (dollars in thousands) of CFD relating to the Class A, B and C shares of the Funds and Class J shares of the Strategic Income Fund were:

                                                                        High Yield Fund
                                                                    -----------------------
                                                                    Year ended May 31, 2004
                                                                    -----------------------
                                                                    Class A Class B Class C
                                                                    ------- ------- -------
Fees to FSFs....................................................... $1,138  $1,741   $220
Cost of sales material relating to the Fund (including printing and
  mailing expenses)................................................    120      31      9
Allocated travel, entertainment and other promotional expenses
  (including advertising)..........................................    344      87     24

                                                                     Strategic Income Fund
                                                                -------------------------------
                                                                    Year ended May 31, 2004
                                                                -------------------------------
                                                                Class A Class B Class C Class J
                                                                ------- ------- ------- -------
Fees to FSFs................................................... $1,605  $2,757   $199    $109
Cost of sales material relating to the Fund (including printing
  and mailing expenses)........................................     60      49     10       7
Allocated travel, entertainment and other promotional
  expenses (including advertising).............................    170     141     28      21

CUSTODIAN OF THE FUNDS

   State Street Bank & Trust Company, located at 2 Avenue De Lafayette, Boston, Massachusetts 02111-2900, is the Funds' custodian. The custodian is responsible for safeguarding the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE FUNDS

   PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts 02110-2624, is the Funds' independent registered public accounting firm, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights in the Prospectuses have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

                                       n

                      STATEMENT OF ADDITIONAL INFORMATION

                                    PART 2

   The following information applies generally to most funds advised by the Advisor. "Funds" include the series of Columbia Funds Trust I (formerly named Liberty Funds Trust I), Columbia Funds Trust II (formerly named Liberty Funds Trust II), Columbia Funds Trust III (formerly named Liberty Funds Trust III), Columbia Funds Trust IV (formerly named Liberty Funds Trust IV), Columbia Funds Trust V (formerly named Liberty Funds Trust V), Columbia Funds Trust VI (formerly named Liberty Funds Trust VI), Columbia FundsTrust VII (formerly named Liberty Funds Trust VII), Columbia Funds Trust VIII (formerly named Liberty-Stein Roe Funds Income Trust), Columbia Funds Trust IX (formerly named Liberty-Stein Roe Funds Municipal Trust) and Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust) (each a Trust and together, the Trusts, also known as Fund Complex). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund's Prospectus and to Part 1 of this Statement of Additional Information (SAI) to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

   Part 1 of this SAI lists on page b which of the following investment practices are available to your Fund. If an investment practice is not listed in Part 1 of this SAI, it is not applicable to your Fund.

Short-Term Trading

   In seeking the Fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. The Fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.

Short Sales

   A Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Lower-Rated Debt Securities

   Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the Fund's achievement of its investment goal; and

4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

   In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

Small Companies

   Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Common Stock, Preferred Stock and Warrants

   Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the company's capital stock at a set price for a specified period of time.

Foreign Securities

   The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a sub-custodian or depository. See also "Foreign Currency Transactions" below.

   The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

   The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

Other Investment Companies

   The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

   Exchange-traded funds ("ETFs"). The Fund may invest in ETFs, which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

   ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

   The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

Zero Coupon Securities (Zeros)

   The Fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

Step Coupon Bonds (Steps)

   The Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Tender Option Bonds

   A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

Pay-In-Kind (PIK) Securities

   The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

Money Market Instruments

   Government obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of deposit are issued against deposits in a commercial bank with a defined return and maturity. Banker's acceptances are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. Commercial paper is a promissory note issued by a business to finance short-term needs (including promissory notes with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. Participation Interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement in which the Fund would be allowed to invest directly.

   Certificates of Deposit are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. Time Deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

   Government Obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

   U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

   Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

   Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in Part 1 of this SAI. For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

   Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

   Separately Traded Interest and Principal Securities ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a Fund's assets that may be invested in STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component is usually volatile in response to changes in interest rates.

   In U.S. Treasury Rolls, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

   Commercial Paper is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

   Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below,
Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

Stripped Obligations

   To the extent consistent with their investment objective, Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

   SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Municipal Securities

   Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain Funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

   The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

   The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

   There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

   Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

   Municipal Securities purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

   The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this SAI and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Litigation or other conditions may materially adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of

Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

   Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

Private Activity Bonds

   The Funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

   Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Lease Obligations

   Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

   Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Securities Loans

   The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan.

The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

Interfund Borrowing and Lending

   The Fund may lend money to and borrow money from other affiliated registered open-end investment companies. The Fund may borrow through the program when the Advisor believes borrowing is appropriate and the costs are equal to or lower than the costs of bank loans. When borrowing money, the Fund is subject to the risk that the securities the Fund acquires with the borrowed money or would otherwise have sold will decline in value. When lending money, the Fund is subject to the risk that the borrower will be unwilling or unable to make timely payments of interest or principal.

Forward Commitments ("When-Issued" and "Delayed Delivery" Securities)

   The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

Mortgage Dollar Rolls

   In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.

REITs

   The Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

Mortgage-Backed Securities

   Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

Non-Agency Mortgage-Backed Securities

   The Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy.

Asset-Backed Securities

   Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively lengthen the expected maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

   Custody Receipts and Trust Certificates. Custody receipts, such as Morgan Stanley TRACERs (Traded Custody Receipts), and trust certificates, such as Lehman Brothers TRAINs (Targeted Return Index Securities Trust), are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities or with a trust in exchange for trust certificates evidencing interests in the trust, the principal asset of which is those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly "disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may withdraw the securities represented by the custody receipt or trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates which, in the case of the Fund, are corporate debt securities. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

Repurchase Agreements

   The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements

   In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

Line of Credit

   The Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.

Options on Securities

   Writing covered options. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

   The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

   The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

   The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

   If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

   Purchasing put options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

   Purchasing call options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

   Over-the-Counter (OTC) options. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund's Prospectus) of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and
(iv) repurchase agreements maturing in more than seven days.

   Risk factors in options transactions. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

   When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

   The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

   If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events--such as volume in excess of trading or clearing capability--were to interrupt normal market operations.

   A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

   Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

   Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts and Related Options

   Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

   A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

   Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

   Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

   Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

   The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

   Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

   Interest rate futures contracts are traded in an auction environment on the floors of several exchanges--principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

   A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

   Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

   The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

   Options on futures contracts. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

   As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

   The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

   Risks of transactions in futures contracts and related options. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

   Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

   There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

   To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   Use by tax-exempt funds of interest rate and U.S. Treasury security futures contracts and options. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

   In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

   Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

   There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

   Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

   In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

   Options on index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   Options on Indices. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

   Options on Foreign Stock Indices. The Funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

Swap Agreements (Swaps, Caps, Collars and Floors)

   The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

   In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

   Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

   Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

Equity Swaps

   The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

   Risk factors in equity swap transactions. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the portfolio managers do not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. See "Taxes" for information on tax risks associated with equity swaps.

Foreign Currency Transactions

   The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

   The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

   The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

   For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

   When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

   The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

   It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

   Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

   Currency forward and futures contracts. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

   Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

   At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

   Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

   Currency options. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

   The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

   The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

   The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

   There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

   Settlement procedures. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

   Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

Participation Interests

   The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

Stand-by Commitments

   When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

   The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

Variable and Floating Rate Obligations

   Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

   If a variable or floating rate instrument is not rated, the Fund's Advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

Inverse Floaters

   Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Rule 144A Securities

   The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (1933 Act). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes,
(2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

   Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Convertible Securities

   Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

   Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

Guaranteed Investment Contracts

   Pursuant to guaranteed investment contracts ("GICs"), which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets.

   The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No Fund will invest more than 20% of its total assets in GICs.

Bank Investment Contracts

   Bank investment contracts ("BICs") issued by banks that meet certain quality and asset size requirements for banks are available to the Funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

Loan Participations

   Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

Structured Investments

   Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

   Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

   Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a Fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

Yankee Obligations

   Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

American, European, Continental and Global Depositary Receipts

   American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Temporary Cash Balances

   The Funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each Fund's net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The Funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), high quality commercial paper (rated A-1 or better by S&P or P-1 or better by Moody's), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The Funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES

   In this section, all discussions of taxation at the shareholder and fund levels relate to U.S. federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

   Federal Taxes. The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (Code). The Fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets.

   To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities or other regulated investment companies; or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute with respect to each year at least 90% of its taxable net investment income, its tax-exempt interest income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. As a regulated investment company that is accorded special tax treatment, the Fund will not be subject to any federal income taxes on its net investment income and net realized capital gains that it distributes to shareholders on the form of dividends and in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions (including any distributions of net tax-exempt income and net long-term capital gains) would generally be taxable as ordinary income to the shareholders, except to the extent they were treated as "qualified dividend income," as described below. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

   If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

   Alternative Minimum Tax. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

   Dividends Received Deductions. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends may be, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

   Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces tax basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

   Funds that invest in U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

   Fund Distributions. Distributions from the Fund (other than qualified dividend income and exempt-interest dividends, as discussed below) will generally be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 15% for taxable years beginning on or before December 31, 2008.

   Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price of the shareholder paid). Distributions are taxable whether received in cash or in Fund shares.

   Qualified Dividend Income. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company. In anticipation of the enactment of technical corrections legislation, the Internal Revenue Service has announced that it will treat the 120-day and 180-day holding periods as though they have already been extended by such legislation to 121 days and 181 days, respectively. With respect to a Fund investing in bonds, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

   In general, distributions of investment income properly designated by the Fund as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. Only qualified dividend income received by a Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

   Distributions from Tax-Exempt Funds. Each tax-exempt Fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder (but may be taxable for federal alternative minimum tax purposes and for state and local tax purposes). The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

   Income from certain "private activity bonds" issued after August 7, 1986, is treated as a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

   Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15% tax rate for shareholders who are individuals) regardless of the length of time Fund shares are held by the shareholder.

   A tax-exempt Fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of more than one year is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

   Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the Fund.

   Special Tax Rules Applicable to Tax-Exempt Funds. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users, as further defined in the Code. Income derived from the Fund's investments other than tax-exempt instruments may give rise to taxable income. The Fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of tax-exempt dividends paid during that period. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

   Sales of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of

Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

   Under recently promulgated Treasury regulations, if on a disposition of Fund shares a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. You are advised to consult with your tax advisor.

   Backup Withholding. Certain distributions and redemptions may be subject to backup withholding for taxpayers who fail to furnish a correct tax identification number, who have under-reported dividend or interest income, or who fail to certify to the Fund that the shareholder is a United States person and is not subject to the withholding. This number and certification may be provided by either a Form W-9 or the accompanying application. In certain instances, CFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

   Hedging Transactions. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

   Securities Issued at a Discount. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

   Foreign Currency-Denominated Securities and Related Hedging
Transactions. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

   If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal income tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

   Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund." A "passive foreign investment company" is any foreign corporation: (I) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

ADDITIONAL TAX MATTERS CONCERNING TRUST SHARES (This section is applicable only to the Columbia Tax-Managed Growth Fund)

   Federal Gift Taxes. An investment in Trust Shares may be a taxable gift for federal tax purposes, depending upon the option selected and other gifts that the donor and his or her spouse may make during the year.

   Under the Columbia Advantage Plan, the entire amount of the gift will be a "present interest" that qualifies for the federal gift tax annual exclusion. In that case, the donor will be required to file a federal gift tax return on account of this gift only if (i) the aggregate present interest gifts by the donor to the particular beneficiary (including the gift of Trust Shares) exceed $11,000 or (ii) the donor wishes to elect gift splitting on gifts with his or her spouse for the year. The trustee will notify the beneficiary of his or her right of withdrawal promptly following any contribution under the Advantage Plan.

   Under the Columbia Gift Plan, the entire amount of the gift will be a "future interest" for federal gift tax purposes, so that none of the gift will qualify for the federal gift tax annual exclusion. Consequently, the donor will have to file a federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $11,000.

   No federal gift tax will be payable by the donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or otherwise exempt), including taxable gifts of other assets as well as any taxable gifts of trust shares, exceed the federal gift and estate tax exemption equivalent amount, which is $1,000,000 for gifts made after December 31, 2001, and before January 1, 2010.

   Any gift of Trust Shares that does not qualify as a present interest or that exceeds the available annual exclusion amount will reduce the amount of the donor's Federal gift and estate tax exemption (if any) that would otherwise be available for future gifts for transfers at death.

   The donor and his or her spouse may elect "gift-splitting" for any gift of Trust Shares (other than a gift to such spouse), meaning that the donor and his or her spouse may elect to treat the gift as having been made one-half by each of them, thus allowing a total gift of $22,000.

   The donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the donor resides imposes a gift tax. Many states do not impose such a tax. Some states follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

Generation-Skipping Transfer Taxes

   If the beneficiary of a gift of Trust Shares is a relative who is two generations or more younger than the donor, or is not a relative and is more than 37 1/2 years younger than the donor, the gift will be subject in whole or in part to the generation-skipping transfer tax (the "GST tax") unless the gift is made under the Columbia Advantage Plan and does not exceed the available annual exclusion amount. An exemption (the "GST exemption"), equal to $1.5 million in 2004, is allowed against this tax, and so long as the GST exemption has not been used by other transfers it will automatically be allocated to a gift of Trust Shares that is subject to the GST tax unless the donor elects otherwise. Such an election is made by reporting the gift on a timely filed gift tax return and paying the applicable GST tax. The GST tax is imposed at a flat rate (48% for gifts made in 2004) on the amount of the gift, and payment of the tax by the donor is treated as an additional gift for gift tax purposes.

Income Taxes

   The Internal Revenue Service takes the position that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated, for Federal income tax purposes, as the "owner" of the portion of the trust that was subject to the power. Accordingly, if the donor selects Columbia Advantage Trust Shares, the beneficiary will be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the trust on his or her personal Federal income tax return. The trust will not pay Federal income taxes on any of the trust's income or capital gains. The trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the beneficiary a statement following each year showing the amounts (if any) that the beneficiary must report on his or her income tax returns for that year. If the beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the beneficiary's parents. The beneficiary may at any time after the creation of the trust irrevocably elect to require the trustee to pay him or her a portion of the trust's income and capital gains annually thereafter to provide funds with which to pay any resulting income taxes, which the trustee will do by redeeming Trust Shares. The amount distributed will be a fraction of the trust's ordinary income and short-term capital gains and the trust's long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 35% and 15%, respectively). If the beneficiary selects this option, he or she will receive those fractions of his or her trust's income and capital gains annually for the duration of the trust.

   Under the Columbia Advantage Plan, the beneficiary will also be able to require the trustee to pay his or her tuition, room and board and other expense of his or her college or post-graduate education, and the trustee will raise the cash necessary to fund these distributions by redeeming Trust Shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above. Payments must be made directly to the educational institution.

   If the donor selects the Columbia Gift Plan, the trust that he or she creates will be subject to Federal income tax on all income and capital gains realized by it, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income or short-term capital gains (currently, 35%), but at a much lower taxable income level than would apply to an individual. It is anticipated, however, that most of the gains taxable to the trust will be long-term capital gain, on which the Federal income tax rate is currently limited to 15%. The trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The beneficiary will not pay Federal income taxes on any of the trust's income or capital gains, except those earned in the year when the trust terminates. The trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the beneficiary an information statement for the year in which the trust terminates showing the amounts (if any) that the beneficiary must report on his or her Federal and state income tax returns for that year.

   When the trust terminates, the distribution of the remaining shares held in the trust to the beneficiary will not be treated as a taxable disposition of the shares. Any Fund shares received by the beneficiary will have the same cost basis as they had in the trust at the time of termination. Any Fund shares received by the beneficiary's estate will have a basis equal to the value of the shares at the beneficiary's death (or the alternate valuation date for Federal estate tax purposes, if elected).

Consultation with Qualified Advisor

   Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective donors should consider consulting with their financial or tax advisor before investing in Trust Shares.

MANAGEMENT OF THE FUNDS

   The Advisor provides administrative and management services to the Funds. On April 1, 2003, Fleet Investment Advisors Inc., Stein Roe & Farnham Incorporated, Colonial Management Associates, Inc. and Newport Pacific Management, Inc. (NPMI), merged into Columbia Management Advisors, Inc. Each of the four merging companies was a registered investment advisor and advised various Funds in the Fund Complex. The Advisor, located at 100 Federal Street, Boston, Massachusetts 02110, is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. The Advisor has been an investment advisor since 1969.

   In addition, immediately prior to the mergers described above and also on April 1, 2003, Newport Fund Management, Inc. (NFMI), a subsidiary of NPMI and a registered investment advisor that advised several Funds in the Fund Complex, merged into NPMI. As a result of NPMI's merger into the Advisor, the Advisor is now the Advisor to the Funds previously advised by NFMI.

Trustees and Officers (this section applies to all of the Funds)

   The Trustees and officers serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below.

                                                                               Number of
                                                                             Portfolios in
                                   Year First                                    Fund
                                   Elected or                                   Complex
    Name, Address       Position  Appointed to    Principal Occupation(s)     Overseen by        Other
       and Age         with Funds  Office/1/      During Past Five Years        Trustee    Directorships Held
    -------------      ---------- ------------    ----------------------     ------------- ------------------
Disinterested Trustees

  Douglas A. Hacker     Trustee       1996     Executive Vice President--         118       Orbitz, Inc.
  (Age 48)                                     Strategy of United Airlines                  (on-line travel
  P.O. Box 66100                               (airline) since December,                    company)
  Chicago, IL 60666                            2002 (formerly President of
                                               UAL Loyalty Services
                                               (airline) from September,
                                               2001 to December, 2002;
                                               Executive Vice President and
                                               Chief Financial Officer of
                                               United Airlines from March,
                                               1999 to September, 2001;
                                               Senior Vice President-Finance
                                               from March, 1993 to July,
                                               1999).

                                                                                 Number of
                                                                               Portfolios in
                                     Year First                                    Fund
                                     Elected or                                   Complex
     Name, Address        Position  Appointed to    Principal Occupation(s)     Overseen by        Other
        and Age          with Funds  Office/1/      During Past Five Years        Trustee    Directorships Held
     -------------       ---------- ------------    ----------------------     ------------- ------------------
Disinterested Trustees

Janet Langford Kelly      Trustee       1996     Private Investor since March,     118              None
(Age 46)                                         2004 (formerly Chief
9534 W. Gull Lake Drive                          Administrative Officer and
Richland, MI                                     Senior Vice President, Kmart
49083-8530                                       Holding Corporation
                                                 (consumer goods), from
                                                 September, 2003 to March,
                                                 2004; Executive Vice
                                                 President-Corporate
                                                 Development and
                                                 Administration, General
                                                 Counsel and Secretary,
                                                 Kellogg Company (food
                                                 manufacturer), from
                                                 September, 1999 to August,
                                                 2003; Senior Vice President,
                                                 Secretary and General
                                                 Counsel, Sara Lee
                                                 Corporation (branded,
                                                 packaged, consumer-products
                                                 manufacturer) from January,
                                                 1995 to September, 1999).

Richard W. Lowry          Trustee       1995     Private Investor since           120/3/            None
(Age 68)                                         August, 1987 (formerly
10701 Charleston Drive                           Chairman and Chief
Vero Beach, FL 32963                             Executive Officer, U.S.
                                                 Plywood Corporation
                                                 (building products
                                                 manufacturer)).

Charles R. Nelson         Trustee       1981     Professor of Economics,           118              None
(Age 62)                                         University of Washington,
Department of Economics                          since January, 1976; Ford and
University of Washington                         Louisa Van Voorhis
Seattle, WA 98195                                Professor of Political
                                                 Economy, University of
                                                 Washington, since
                                                 September, 1993 (formerly
                                                 Director, Institute for
                                                 Economic Research,
                                                 University of Washington
                                                 from September, 2001 to
                                                 June, 2003) Adjunct
                                                 Professor of Statistics,
                                                 University of Washington,
                                                 since September, 1980;
                                                 Associate Editor, Journal of
                                                 Money Credit and Banking,
                                                 since September, 1993;
                                                 consultant on econometric
                                                 and statistical matters.

                                                                              Number of
                                                                            Portfolios in
                                   Year First                                   Fund
                                   Elected or                                  Complex
    Name, Address       Position  Appointed to   Principal Occupation(s)     Overseen by         Other
       and Age         with Funds  Office/1/     During Past Five Years        Trustee     Directorships Held
    -------------      ---------- ------------   ----------------------     -------------  ------------------
Disinterested Trustees

John J. Neuhauser       Trustee       1985     Academic Vice President and    121/3,4/    Saucony, Inc.
(Age 61)                                       Dean of Faculties since                    (athletic
84 College Road                                August, 1999, Boston College               footwear)
Chestnut Hill,                                 (formerly Dean, Boston
MA 02467-3838                                  College School of
                                               Management from
                                               September, 1977 to
                                               September, 1999).

Patrick J. Simpson      Trustee       2000     Partner, Perkins Coie L.L.P.     118               None
(Age 60)                                       (law firm).
1120 N.W. Couch Street
Tenth Floor
Portland,
OR 97209-4128

Thomas E. Stitzel       Trustee       1998     Business Consultant since        118               None
(Age 68)                                       1999 (formerly Professor of
2208 Tawny Woods Place                         Finance from 1975 to 1999,
Boise, ID 83706                                College of Business, Boise
                                               State University); Chartered
                                               Financial Analyst.

Thomas C. Theobald      Trustee       1996     Partner and Senior Advisor,         118    Anixter
(Age 67)/5/             and                    Chicago Growth Partners                    International
303 W. Madison          Chairman               (private equity investing)                 (network support
Suite 2500              of the                 since September, 2004                      equipment
Chicago, IL 60606       Board                  (formerly Managing Director,               distributor);
                                               William Blair Capital                      Ventas, Inc. (real
                                               Partners (private equity                   estate investment
                                               investing) from September,                 trust); Jones Lang
                                               1994 to September, 2004).                  LaSalle (real estate
                                                                                          management
                                                                                          services) and
                                                                                          MONY Group
                                                                                          (life insurance)

Anne-Lee Verville       Trustee       1998     Retired since 1997 (formerly     119/4/    Chairman of the
(Age 59)                                       General Manager, Global                    Board of
359 Stickney Hill Road                         Education Industry, IBM                    Directors, Enesco
Hopkinton, NH 03229                            Corporation (computer and                  Group, Inc.
                                               technology) from 1994 to                   (designer,
                                               1997).                                     importer and
                                                                                          distributor of
                                                                                          giftware and
                                                                                          collectibles)

                                                                               Number of
                                                                             Portfolios in
                                   Year First                                    Fund
                                   Elected or                                   Complex
    Name, Address       Position  Appointed to    Principal Occupation(s)     Overseen by         Other
       and Age         with Funds  Office/1/      During Past Five Years        Trustee     Directorships Held
    -------------      ---------- ------------    ----------------------     -------------  ------------------
Disinterested Trustees

Richard L. Woolworth    Trustee       1991     Retired since December 2003         118     Northwest
(Age 63)                                       (formerly Chairman and Chief                Natural Gas Co.
100 S.W. Market Street                         Executive Officer, The                      (natural gas
#1500                                          Regence Group (regional                     service provider)
Portland, OR 97207                             health insurer); Chairman and
                                               Chief Executive Officer,
                                               BlueCross BlueShield of
                                               Oregon; Certified Public
                                               Accountant, Arthur Young &
                                               Company)

Interested Trustee

William E. Mayer/2/     Trustee       1994     Managing Partner, Park           120/3/     Lee Enterprises
(Age 64)                                       Avenue Equity Partners                      (print media), WR
399 Park Avenue                                (private equity) since                      Hambrecht + Co.
Suite 3204                                     February, 1999 (formerly                    (financial service
New York, NY 10022                             Founding Partner,                           provider); First
                                               Development Capital LLC                     Health
                                               from November 1996 to                       (healthcare);
                                               February, 1999).                            Reader's
                                                                                           Digest (publishing);
                                                                                           OPENFIELD
                                                                                           Solutions (retail
                                                                                           industry technology
                                                                                           provider)

--------
/1/ In October 2003, the trustees of the Liberty Funds and Stein Roe Funds (both as defined in Part 1 of this SAI) were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.
/2/ Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
/3/ Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds (as defined in Part 1 of this SAI).
/4/ Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
/5 /Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

                                  Year First
                                  Elected or
   Name, Address      Position   Appointed to                  Principal Occupation(s)
      and Age        with Funds     Office                     During Past Five Years
   -------------     ----------- ------------                  ----------------------
Officers

J. Kevin Connaughton President   2004         President of the Columbia Funds, Liberty Funds and
(Age 39)             and         (President)  Stein Roe Funds since March, 2004; Chief Financial
One Financial Center Treasurer   2000         Officer of the Columbia Funds since January, 2003;
Boston, MA 02111                 (Treasurer)  Treasurer of the Columbia Funds since October, 2003 and of the Liberty Funds, Stein Roe Funds and All-Star
                                              Funds since December, 2000; Vice President of the
                                              Advisor since April, 2003 (formerly Controller of the
                                              Liberty Funds and All-Star Funds from February, 1998 to
                                              October, 2000); Treasurer of the Galaxy Funds since
                                              September, 2002; Treasurer, Columbia Management
                                              Multi-Strategy Hedge Fund, LLC since December, 2002
                                              (formerly Vice President of Colonial Management
                                              Associates, Inc. from February, 1998 to October, 2000).

Mary Joan Hoene      Senior Vice    2004      Senior Vice President and Chief Compliance Officer of the
(Age 54)             President                Columbia Funds, Liberty Funds and Stein Roe Funds since
2 Wall Street        and Chief                August, 2004; Chief Compliance Officer of All-Star Funds
New York, NY 10005   Compliance               since August, 2004 (formerly Partner, Carter, Ledyard &
                     Officer                  Milburn LLP from January, 2001 to August, 2004; Counsel,
                                              Carter, Ledyard & Milburn LLP from November, 1999 to
                                              December, 2000; Vice President and Counsel, Equitable Life
                                              Assurance Society of the United States from April, 1998 to
                                              November, 1999,).

Michael G. Clarke    Controller     2004      Controller of the Columbia Funds, Liberty Funds, Stein Roe
(Age 34)                                      Funds and All-Star Funds since May, 2004; (formerly
One Financial Center                          Assistant Treasurer from June, 2002 to May, 2004; Vice
Boston, MA 02111                              President, Product Strategy & Development of the Liberty
                                              Funds and Stein Roe Funds from February, 2001 to June,
                                              2002; Assistant Treasurer of the Liberty Funds, Stein Roe
                                              Funds and the All-Star Funds from August, 1999 to
                                              February, 2001; Audit Manager, Deloitte & Toche LLP from
                                              May, 1997 to August, 1999).

David A. Rozenson     Secretary     2003      Secretary of the Columbia Funds, Liberty Funds, Stein Roe
(Age 50)                                      Funds and All-Star Funds since December, 2003; Senior
One Financial Center                          Counsel, Bank of America Corporation (formerly
Boston, MA 02111                              FleetBoston Financial Corporation) since January, 1996;
                                              Associate General Counsel, Columbia Management Group
                                              since November, 2002.

Trustee Positions

   As of December 31, 2003, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Fund Complex or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

   In determining to approve the most recent annual extension of a Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in each Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the Fund Complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisor to the Funds were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

   The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to each Fund, given each Fund's investment goal(s) and policies.

   The Trustees considered the scope of the services provided by the Advisor to the Funds under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds--The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Funds was consistent with the Funds' operational requirements, including, in addition to its investment goal, compliance with each Fund's investment restrictions, tax and reporting requirements and related shareholder services.

   The Trustees considered the quality of the services provided by the Advisor to the Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of each Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds--Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds--Portfolio Transactions."

   The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to each Fund's total expenses and the reputation of each Fund's other service providers. See "Your Expenses" in each Fund's Prospectus(es). The Trustees also considered information provided by third parties relating to each Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including each Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectuses), as well as factors identified by the Advisor as contributing to each Fund's performance. See each Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

   In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the

Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Funds and the research services available to the Advisor by reason of brokerage commissions generated by each Fund's turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in each Fund's Prospectus.

   Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

   Messrs. Lowry, Mayer and Neuhauser are also trustees/directors of the Liberty All-Star Funds. Mr. Neuhauser and Ms. Verville are also directors of Columbia Management Multi-Strategy Hedge Fund, LLC.

   The Trustees serve as trustees of all open-end Funds managed by the Advisor for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Beginning in December, 2003, Mr. Theobald began serving as the Chairman of the Board. Mr. Theobald receives an additional annual retainer of $40,000 for serving in this capacity. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and members of Committees, except the Audit Committee, receive $1,500 for each committee meeting. The Audit Committee chair receives an annual retainer of $10,000 and each Audit Committee member receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

   The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 133 open-end and 10 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

   The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

   The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

Management Agreement

   Under a Management Agreement (Agreement), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

   The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

   The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.) pays the cost of printing and distributing all other Prospectuses.

Administration Agreement (this section applies only to certain Funds and their respective Trusts. See "Fund Charges and Expenses" in Part 1 of this SAI for information regarding your Fund).

   Under an Administration Agreement, the Advisor, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:

       (a)providing office space, equipment and clerical personnel;

       (b)arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund;

       (c)preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;

       (d)preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

       (e)coordinating and overseeing the activities of each Fund's other third-party service providers; and

       (f)maintaining certain books and records of each Fund.

   With respect to Columbia Money Market Fund (formerly named Liberty Money Market Fund) and Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund), the Administration Agreement for these Funds provides that the Advisor will monitor compliance by the Fund with Rule 2a-7 under the 1940 Act and report to the Trustees from time to time with respect thereto. The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

Trust Services Agreement

   Pursuant to a Trust Services Agreement, CFS provides the Columbia Tax-Managed Growth Fund's Trust Shares with trust administration services, including tax return preparation and filing, other tax and beneficiary reporting and recordkeeping. CFS's fee is described in the Prospectuses of the Columbia Tax-Managed Growth Fund.

The Pricing and Bookkeeping Agreement

   The Advisor is responsible for providing accounting and bookkeeping services to each Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement. See "Fund Charges and Expenses" in Part 1 of this SAI for information on these fees.

Portfolio Transactions

   Investment decisions. The Advisor acts as investment advisor to each of the Funds. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.

   Brokerage and research services. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.

   The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

   It is the Advisor's policy generally to seek best execution, which is to place the Funds' transactions where the Funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

   Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

   The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Funds and all its other clients.

   The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently 1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.

   The Advisor may use the services of affiliated broker-dealers, when buying or selling securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

Principal Underwriter

   CFD is the principal underwriter of the Trust's shares. CFD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized FSFs or investors.

Investor Servicing and Transfer Agent

   CFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CFS is based on number of accounts plus reimbursement for certain out-of-pocket expenses. See "Fund Charges and Expenses" in Part 1 of this SAI for information on fees received by CFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CFS or generally by 6 months' notice by CFS to the Fund. The agreement limits the liability of CFS to the Fund for loss or damage incurred by the Fund to situations involving a failure of CFS to use reasonable care or to act in good faith and without negligence in performing its duties under the agreement. The Fund will indemnify CFS from, among other things, any and all claims, actions, suits, losses, costs, damages, and expenses incurred by it in connection with its acceptance of this Agreement, provided that: (i) to the extent such claims, actions, suits, losses, costs, damages, or expenses relate solely to a particular series or group of series of shares, such indemnification shall be only out of the assets of that series or group of series; (ii) this indemnification shall not apply to actions or omissions constituting negligence or misconduct of CFS or its agents or contractors, including but not limited to willful misfeasance, bad faith or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under this Agreement; and (iii) CFS shall give a Fund prompt notice and reasonable opportunity to defend against any such claim or action in its own name or in the name of CFS.

Code of Ethics

   The Funds, the Advisor, and CFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public

Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Anti-Money Laundering Compliance

   The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

Proxy Voting Policies and Fund Proxy Voting Record

   The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

   The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

   The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

   The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

   The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

   The Advisor's proxy voting guidelines and procedures are included in this SAI as Appendix II. In accordance with SEC regulations, the fund's proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of the fund's proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

DETERMINATION OF NET ASSET VALUE

   Each Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the official closing price as determined by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

   Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value following procedures approved by the Trust's Board of Trustees.

   (The following two paragraphs are applicable only to Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund) and Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund))

   Trading in securities on stock exchanges and over-the-counter markets in foreign securities markets is normally completed well before the close of the business day in New York. Trading on foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

   The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.

   Amortized Cost for Money Market Funds (see "Amortized Cost for Money Market Funds" under "Information Concerning the Fund" in Part 1 of the SAI of Columbia Money Market Fund (formerly named Liberty Money Market Fund) and Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market
Fund) )

   Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

   Under the amortized cost method a security is initially valued at cost and thereafter any discount or premium from maturity value is amortized ratably to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. If a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

   See the Statement of Assets and Liabilities in the shareholder report of the Columbia Money Market Fund (formerly named Liberty Money Market Fund) or the Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund) for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES

   The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

   The Fund may accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

   The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CFD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CFD may from time to time reallow additional amounts to all or certain FSFs. CFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CFD for any up-front and/or ongoing commissions paid to FSFs.

   Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gift checks, credit card convenience checks, credit cards, cash and ban counter (starter checks) are not accepted.

   CFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CFS, provided the new FSF has a sales agreement with CFD.

   Shares credited to an account are transferable upon written instructions in good order to CFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you may send the certificates to CFS for deposit to your account.

   CFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's Prospectus(es) and SAI) to FSFs that agree to promote the sale of shares of the Fund or other funds that CFD distributes. At its discretion, CFD may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

   The following special purchase programs/investor services may be changed or eliminated at any time.

   Automatic Investment Plan. As a convenience to investors, shares of most Funds advised by the Advisor may be purchased through the Automatic Investment Plan. Electronic fund transfers for a fixed amount of at least $50 ($25 for IRA) are used to purchase a Fund's shares at the public offering price next determined after CFD receives the proceeds. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CFD.

   Automated Dollar Cost Averaging (Classes A, B, C, D, T, G and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any fund distributed by CFD in which you have a current balance of at least $5,000 into the same class of shares of up to five other Funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

   Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

   An exchange is generally a capital sale transaction for federal income tax purposes.

   You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Funds Services, Inc. (formerly named Liberty Funds Services, Inc.) (CFS) P.O. Box 8081, Boston, MA 02266-8081.

   You should consult your FSF or financial advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

   CFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" below for more information.

   Class T Shareholder Services Plan. The Trustees have approved a Shareholder Services Plan (the "Services Plan") pursuant to which the Trusts plan to enter into servicing agreements with institutions (including Bank of America Corporation and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Class T shares of each Fund other than the Columbia Newport Tiger Fund. Such services are provided to the institution's customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the Fund's administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each Fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution's customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CFD; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Class T shares;
(ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Class T shares.

   The payments under the servicing agreements entered into as of the date of this SAI are limited to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of the Class T shares of equity funds beneficially owned by customers of institutions and 0.15% (on an annualized basis) of the average daily net asset value of the Class T shares of bond funds beneficially owned by customers of institutions. The Funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

   Each servicing agreement with an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such Funds on any day do not exceed the income to be accrued to such Class T shares on that day.

   During the last three fiscal years, the following payments were made to Service Organizations (net of expense reimbursements) with respect to Class T shares as shown in the table below:

                                       September 30, October 31, October 31,
    FUND(1)(4)                             2003        2002(3)     2001(2)
    ----------                         ------------- ----------- -----------
    Columbia Asset Allocation Fund....   $506,628     $722,543   $  914,162
    Columbia Large Cap Growth Fund....   $621,536     $872,400   $1,213,883
    Columbia Disciplined Value Fund...   $328,843     $480,502   $  585,821
    Columbia Large Cap Core Fund......   $484,124     $666,709   $  634,076
    Columbia International Equity Fund   $107,527     $151,816          N/A
    Columbia Small Cap Fund...........   $318,591     $316,465   $  258,937
    Columbia Small Company Equity Fund   $156,029     $201,135   $  258,937
    Columbia Dividend Income Fund.....   $      0     $ 24,133   $   20,192

--------
(1)Information shown for each Fund for periods prior to its reorganization is that of Retail A Shares of its predecessor fund. Class T shares are a newer class of shares created as part of the reorganization of certain Galaxy Funds.
(2)Expense reimbursements for the fiscal year ended October 31, 2001 were $26,074, $29,123, $5,541, $8,298 and $47,211, respectively, for the Asset
   Allocation Fund, Large Cap Fund, Dividend Fund, Value Fund and Growth Fund.
(3)Expense reimbursements for the fiscal year ended October 31, 2002 were $19,673, $90,360, $70,449, $21,761 and $3,789, respectively for the Asset
   Allocation Fund, Growth Fund, International Fund, Small Company Fund and Dividend Fund.
(4)The Funds changed their fiscal year end from October 31 to September 30 in 2003.

                                                Six Months
                                                  ended
                                                April 30,  October 31, October 31,
FUND(1)                          April 30, 2004  2003(3)      2002       2001(2)
-------                          -------------- ---------- ----------- -----------
Columbia Intermediate Government
  Income Fund...................    $70,533      $36,031     $7,041      $74,395
Columbia Quality Plus Bond Fund.    $59,667      $29,033     $5,978      $52,592

--------
(1)Information shown for each Fund for periods prior to its reorganization is that of Retail A Shares of its predecessor fund. Class T shares are a newer class of shares created as part of the reorganization of certain Galaxy Funds.
(2)Expense reimbursements for the fiscal year ended October 31, 2001 were $8,020 and $6,988, respectively for the Government Income Fund and Quality Plus Bond Fund.
(3)The Funds changed their fiscal year end from October 31 to April 30 in 2003.

   The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the trustees who are not "interested persons" of the Funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

   The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the Funds. Any material amendment to the Funds' arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service

Organizations are in effect, the selection and nomination of the members of Columbia's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Trustees.

   Tax-Sheltered Retirement Plans (Retirement Plans). CFD offers prototype tax-qualified plans, including Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company (CTC) is the Custodian/Trustee and Plan Sponsor of the Columbia Management prototype plans offered through CFD. In general, a $20 annual fee is charged. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CFD.

   Participants in Retirement Plans not sponsored by CTC, not including Individual Retirement Accounts (IRAs), may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with CFS. Participants in CTC sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CFS. The close out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any Fund distributed by CFD, or if the Retirement Plan maintains an omnibus account.

   Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

   Telephone Address Change Services. By calling CFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification numbers available when calling.

   Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

   Automatic Dividend Diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call CFS for more information at 1-800-345-6611.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

   Rights of Accumulation (Class A, Class B and Class T shares only) (Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund) who already own Class T shares). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase of Class A, Class B or Class T shares with prior purchases of other funds distributed by CFD. The applicable sales charge is based on the combined total of:

1. the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all funds' held by the shareholder.

   CFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CFS. A Fund may terminate or amend this Right of Accumulation.

   Statement of Intent (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund)). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement. Upon request, a Statement of Intent may be backdated to reflect purchases within 90 days.

   During the term of a Statement, CFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

   If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to CFD the excess commission previously paid during the thirteen-month period.

   If the amount of the Statement is not purchased, the shareholder shall remit to CFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CFS will redeem that number of escrowed Class A, E or T shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

   Additional information about and the terms of Statements of Intent are available from your FSF, or from CFS at 1-800-345-6611.

   Reinstatement Privilege. Subject to the Fund's fund policy on trading of fund shares, an investor who has redeemed Class A, B, C or T shares (other than shares of the Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Global Equity Fund (formerly named Liberty Newport Global Equity Fund), Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia International Equity Fund (formerly named Liberty International Equity Fund), Columbia European Thematic Equity Fund (formerly named Liberty European Thematic Equity Fund) and Columbia Global Thematic Equity Fund (formerly named Liberty Global Thematic Equity Fund) that were redeemed within 30 days of their acquisition by exchange from another fund) may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any Fund at the NAV next determined after CFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or CFS. Shareholders may exercise this privilege an unlimited amount of times. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

   Privileges of Columbia Employees or Financial Service Firms (in this section, the "Advisor" refers to Columbia Management Advisors, Inc. in its
capacity as the Advisor or Administrator to certain Funds).   Class A shares of
certain Funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CFD and companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CFD; and such persons' families and their beneficial accounts.

   Privileges of Columbia Acorn Funds (formerly named Liberty Acorn Funds) Shareholders. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by CFD, may purchase Class A shares of any fund distributed by CFD at NAV in those cases where a Columbia Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

   Fee-Based Compensation Arrangements. Class A, Class E and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with CFD pursuant to which the Funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

Waiver of Initial Sales Charges (Class A and Class T Shares)

   Class A share initial sales charges (but not contingent deferred sales charges) are waived for the following categories of investors:

  .   Galaxy Fund shareholders prior to December 1, 1995; and

  . Shareholders who (i) purchased Galaxy Fund Prime A Shares at net asset value and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

   Class T share sales charges are waived for the following categories of investors:

  .   Galaxy Fund shareholders prior to December 1, 1995;

  . Shareholders who (i) purchased Galaxy Fund Retail A Shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and

  . Boston 1784 Fund shareholders on the date the Funds were reorganized into Galaxy Funds.

   Waiver of Contingent Deferred Sales Charges (CDSCs) (in this section, the "Advisor" refers to Columbia Management Advisors, Inc. in its capacity as the Advisor or Administrator to certain Funds) (Class A, B, C, D, E, matured F, G and T shares) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value. Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services--Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and
   (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by the Advisor.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in Funds distributed by CFD for at least two years. CDSC is also waived for participant loans.

7. Trust Share Taxes. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

   The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

   Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

   To sell shares directly to the Fund, send a signed letter of instruction to CFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CFS and many banks. Additional documentation may be required for sales by corporations, agents, fiduciaries, surviving joint owners, individual retirement account holders and other legal entities. Call CFS for more information 1-800-345-6611.

   FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, FSF's are responsible for furnishing all necessary documentation to CFS and may charge for this service.

   Systematic Withdrawal Plan (SWP). The shareholder may establish a SWP. A specified dollar amount, share amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals of shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

   A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

   A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

   SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

   A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CFS will not be liable for any payment made in accordance with the provisions of a SWP.

   The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

   Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in "street name" must be made payable to the back office via the NSCC.

   Telephone Redemptions. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address account and taxpayer identification numbers. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions apply to retirement plan accounts.

   Checkwriting (in this section, the "Advisor" refers to Columbia Management Advisors, Inc. its capacity as the Advisor or Administrator of certain Funds) (Available only on the Class A and Z shares of certain Funds)

   Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CFS will provide checks to be drawn on Mellon Trust of New England, N.A. (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 ($250 for money market funds) nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

   Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks. However, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

   Non-Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, a Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

Information Applicable to Class G and Class T Shares

   The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the Funds are subject to a front-end sales charge. Investments in Class G shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% and 0.30%, respectively, of the Fund's average daily net assets attributable to its Class T shares. Class G shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% and 0.95%, respectively, of the Fund's average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares. Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.

   Class T Shares. The public offering price for Class T shares of the Funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 to $25,000,000. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                               REALLOWANCE TO
                                   REALLOWANCE TO DEALERS     DEALERS AS A % OF
                                  AS A % OF OFFERING PRICE     OFFERING PRICE
AMOUNT OF TRANSACTION              PER SHARE--BOND FUNDS   PER SHARE--EQUITY FUNDS
---------------------             ------------------------ -----------------------
Less than $50,000................           4.25                    5.00
$50,000 but less than $100,000...           3.75                    3.75
$100,000 but less than $250,000..           2.75                    2.75
$250,000 but less than $500,000..           2.00                    2.00
$500,000 but less than $1,000,000           1.75                    1.75
$1,000,000 and over..............           0.00                    0.00

   The appropriate reallowance to dealers will be paid by CFD to broker-dealer organizations which have entered into agreements with CFD. The reallowance to dealers may be changed from time to time.

   Certain affiliates of the Advisor may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers whose customers purchase significant amounts of Class T shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Bank of America Corporation's affiliates.

   Information Applicable to Certain Class G Shares Received by Former Galaxy Fund Retail B Shareholders in Connection with the Galaxy/Liberty
Reorganization. The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Fund Retail B shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                                               % DEDUCTED WHEN
                 HOLDING PERIOD AFTER PURCHASE SHARES ARE SOLD
                 ----------------------------- ---------------
                     Through first year.......      5.00
                     Through second year......      4.00
                     Through third year.......      3.00
                     Through fourth year......      3.00
                     Through fifth year.......      2.00
                     Through sixth year.......      1.00
                     Longer than six years....      None

   Class G shares received in exchange for Galaxy Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares seven years after purchase. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

   The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Asset Allocation Fund and/or International Equity Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                                               % DEDUCTED WHEN
                 HOLDING PERIOD AFTER PURCHASE SHARES ARE SOLD
                 ----------------------------- ---------------
                   Through first year.........      5.50
                   Through second year........      5.00
                   Through third year.........      4.00
                   Through fourth year........      3.00
                   Through fifth year.........      2.00
                   Through sixth year.........      1.00
                   Through the seventh year...      None
                   Longer than seven years....      None

   If you acquired Retail B Shares in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class T shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

   Class G Shares Purchased after the Galaxy/Liberty Reorganization. The public offering price for Class G shares of the Funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within seven years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from CFD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares. Certain affiliates of Columbia may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a Fund. See "Class T Shares." The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.

   The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to CFD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares. Class G shares of a Fund will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow CFD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.

   Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates--(i) eight years after the beginning of the calendar month in which the reinvestment occurred or (ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a Fund, and subsequently acquires additional Class G shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Class G shares in the Fund, including those acquired through reinvestment, will convert to Class T shares of the Fund on the same date.

Information Applicable to Certain Class B Shareholders

   Except for the following, Class B Share Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

   The following table describes the CDSC schedule applicable to Class B shares received by Galaxy Quality Plus Bond Fund shareholders in exchange for Prime B Shares in connection with the Galaxy/Liberty reorganization.

Sales Charges

                                               % DEDUCTED WHEN
                 HOLDING PERIOD AFTER PURCHASE SHARES ARE SOLD
                 ----------------------------- ---------------
                     Through first year.......      5.00
                     Through second year......      4.00
                     Through third year.......      3.00
                     Through fourth year......      3.00
                     Through fifth year.......      2.00
                     Through sixth year.......      1.00
                     Longer than six years....      0.00

   Automatic conversion to Class A shares occurs eight years after purchase.

   The Class B share discount program for purchases of $250,000 or more is not applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund.

Information Applicable To Certain Class A Shareholders:

   Except as set forth in the following paragraph, Class A share CDSCs are described in the Prospectuses:

   Class A shares received by former Galaxy High Quality Bond Fund shareholders in exchange for Prime A Shares in connection with the Galaxy/Liberty reorganization of that Fund are subject to a 1% CDSC upon redemption of such Class A shares if the Prime A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Prime A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

DISTRIBUTIONS

   Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

   Shares of some Funds that pay daily dividends (include Funds) will normally earn dividends starting with the date the Fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. Shares of some Funds that pay daily dividends (exclude Funds) Columbia will be earned starting with the day after that Fund receives payments for the shares. To determine whether a particular Fund is an include or exclude fund, customers can call 1-800-345-6611.

HOW TO EXCHANGE SHARES

   Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of certain other funds. The prospectus of each Fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange Consult CFS before requesting an exchange.

   If you acquire Class A shares of an international fund by exchange from any other fund, you will not be permitted to exchange those shares into another fund for 30 calendar days, although you may redeem those shares at any time. An exchange order received prior to the expiration of the 30-day period will not be honored.

   By calling CFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the Fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CFS may require customary additional documentation. Prospectuses of the other Funds are available from the CFD Literature Department by calling 1-800-426-3750.

   A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

   Consult your FSF or CFS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

   Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the Fund. Sales charges may apply for exchanges from money market funds.

   An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

   A Fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

   The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

   As described under the caption "Organization and History", the Fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

   At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

                                  APPENDIX I
                          DESCRIPTION OF BOND RATINGS
                            STANDARD & POOR'S (S&P)

   The following descriptions are applicable to municipal bond funds:

   AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

   A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

   BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

   BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

   B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

   CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

   CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

   C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   CI rating is reserved for income bonds on which no interest is being paid.

   D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:

   SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

   SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

   Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

      Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

      Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Demand Feature of Variable Rate Demand Securities:

   S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

Commercial Paper:

   A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

   A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

Corporate Bonds:

   The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

   The following descriptions are applicable to equity and taxable bond funds:

   AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

   CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

   CC bonds are currently highly vulnerable to nonpayment.

   C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

   D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                   MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

   Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

   Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

   A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

   Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Municipal Notes:

   MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

   MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

   MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Demand Feature of Variable Rate Demand Securities:

   Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

   VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

   VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

   VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper:

   Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

      Prime-1 Highest Quality
      Prime-2 Higher Quality
      Prime-3 High Quality

   If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

Corporate Bonds:

   The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                  FITCH INC.

Investment Grade Bond Ratings

   AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

   A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

   BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Conditional

   A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Speculative-Grade Bond Ratings

   BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

   B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

   CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

   CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C bonds are in imminent default in payment of interest or principal.

   DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these securities, and 'D' represents the lowest potential for recovery.

                                  APPENDIX II

                  Columbia Management Advisors, Inc. ("CMA")
                     Proxy Voting Policies and Procedures
              Adopted July 1, 2003 and revised February 11, 2004

POLICY:

   All proxies for client securities for which Columbia Management Advisors, Inc. ("CMA") has been granted authority to vote shall be voted in a manner considered to be in the best interests of CMA's clients, including the CMG Family Funds[1] and their shareholders without regard to any benefit to CMA or its affiliates. CMA shall examine each proposal and vote against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, CMA shall examine each proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

   CMA addresses potential material conflicts of interest by having a predetermined voting policy. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined policy, the Proxy Committee will determine the vote in the best interest of CMA's clients, without consideration of any benefit to CMA, its affiliates or its other clients.

OVERVIEW:

   CMA's policy is based upon its fiduciary obligation to act in its clients' best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

PROCEDURES:

I.  ACCOUNTPOLICIES

   Except as otherwise directed by the client, CMA shall vote as follows:

  Separately Managed Accounts

   CMA shall vote proxies on securities held in its separately managed accounts.

  Columbia Trust Company (CTC) Trust Pools

   CMA shall vote proxies on securities held in the trust pools.

  CMG Family Funds/CMA Fund Trust

   CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

  Columbia Private Portfolio

   CMA shall vote proxies on securities held in its separately managed accounts.

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/1/ A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

II. PROXY COMMITTEE

   CMA shall establish a Proxy Committee whose standing members shall include the heads of active equity and equity research, as well as representatives from fund administration, compliance and legal. Each portfolio manager (or sub-adviser) of a fund or account which holds securities of an issuer having a shareholder meeting, as well as the head of the asset class for which the security was selected, shall be an ad hoc member of the Proxy Committee in connection with the vote of proxies for the meeting.

   The Proxy Committee's functions shall include, in part,

       a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in III (A) below or which proposals require special consideration under III (B) below,

       b) semi-annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,

       c) semi-annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

       d) development and modification of Voting Procedures as it deems appropriate or necessary.

   In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

   In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to CMA, any of its affiliates, any of its or its affiliates' clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.

   The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee's purpose, membership and operation. The charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

III.VOTING GUIDELINES

   In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders' power over any company actions will be rejected.

A. The Proxy Committee has adopted the following guidelines for voting proxies:

   1. Matters Relating to the Board of Directors/Corporate Governance

   CMA generally will vote FOR:

     . Proposals for the election of directors or for an increase or decrease in the number of directors provided that a majority of directors would be independent.

     . However, CMA generally will WITHHOLD votes for one or more director nominees if: (i) the board as proposed to be constituted would not have a majority of independent directors; or (ii) the board does not have nominating, audit and compensation committees comprised solely of independent directors.

     . On a CASE BY CASE basis, CMA may withhold votes for a director nominee who has failed to observe good corporate governance practices or, through specific action or inaction, has demonstrated a disregard for the interests of shareholders.

     . Proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a "financial expert" within the definition set forth in rules of the SEC.

     .   Proposals to declassify boards.

     . Proposals to indemnify the board of directors through self-insurance plans or the purchase of insurance (though it is not the intent to eliminate director responsibility for negligence or breaches of fiduciary duty).

     . Proposals to create or eliminate positions or titles for senior management, though CMA prefers that the role of Chairman of the Board and CEO be held by different persons. (In evaluating such proposals, CMA will consider the size of the company and the nature of the shareholder base).

     . Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates.

     . Proposals that restore shareholder ability to remove directors with or without cause.

     .   Proposals that encourage directors to own a minimum amount of stock.

     . Proposals to permit shareholders to elect directors to fill board vacancies.

     .   Proposals for the company to adopt confidential voting.

      CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

      CMA generally will vote AGAINST:

     .   Proposals to classify boards.

     . Proposals that give management the ability to alter the size of the board without shareholder approval.

     . Proposals that provide directors may be removed only by supermajority vote.

     . Proposals which allow more than one vote per share in the election of directors.

     . Proposals that provide only continuing directors may elect replacements to fill board vacancies.

     . Shareholder proposals that mandate a minimum amount of stock that directors must own.

     .   Shareholder proposals to limit the tenure of outside directors.

2. Compensation

      CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans) if they are consistent with business practice. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares of expired options) exceed 10% of the currently outstanding shares overall or 3% for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interests of the clients. CMA requires management to provide substantial justification for the repricing of options.

    CMA generally will vote FOR:

  . Shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted to shareholder ratification.

  .   Shareholder proposals asking a company to expense stock options.

  .   Shareholder proposals to put option repricings to a shareholder vote.

  . Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no loess than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

   CMA generally will vote AGAINST:

  . Stock option plans that permit issuance of options with an exercise price below the stock's current market price.

  3. Capitalization

   CMA generally will vote FOR:

  . Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover action or the proposal increases the authorization by more than 50% without a clear need presented by the company.

  . Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

  . Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

  .   Proposals to reduce or change the par value of common stock.

  . Proposals to create blank check preferred stock (i.e., with unspecified voting, conversion, dividend distribution and other rights), as long as the company expressly states that the stock will not be used as an anti-takeover defense.

   CMA generally will vote AGAINST:

  . Proposals to create a new class of common stock with supermajority voting rights (i.e., dual class stock).

  4. Mergers, Restructurings and Other Transactions

    CMA will review, on a CASE BY CASE basis, business transactions such as mergers, acquisitions, asset sales, reorganizations, liquidations, spinoffs and other transactions.

  5. Anti-Takeover Measures

    CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

      Poison Pills

     . CMA will vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     . CMA generally votes FOR shareholder proposals to redeem a poison pill and AGAINST management proposals to ratify a poison pill.

   Greenmail

  . CMA will vote FOR proposals to adopt anti-greenmail charter or by law amendments or otherwise restrict a company's ability to make greenmail payments.

   Supermajority vote

  . CMA will vote AGAINST management proposals to require a supermajority shareholder vote to approve any proxy proposal, in particular, proposals to approve mergers and other significant corporate transactions.

  . CMA will vote FOR shareholder proposals to lower supermajority vote requirements.

  6. Other Business Matters

   CMA generally will vote FOR

  . Proposals to approve the minutes of a prior meeting, or to change the date, location or time of the annual meeting.

  . Bylaw or charter changes that are of a housekeeping nature (updates or corrections).

  .   Proposals to approve a change in the company's name.

  . Proposals to change the location of the company's principal place of business, provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.

  . Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

  . Proposals that endorse the recruitment, development and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

   CMA generally will vote AGAINST:

  . Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

  . Authorization to transact other unidentified, substantive business at a meeting.

  . Proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

  . Proposals authorizing the company's board of directors to adopt, amend or repeal bylaws without shareholder approval.

  .   Proposals to vote unmarked proxies in favor of management.

B. Ability to Vote Proxies Other than as Provided in A Above.

   A Portfolio Manager, sub-adviser or other party involved with a client's or Fund's account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

   The Proxy Committee may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

C. Proposals Requiring Special Consideration

   The following proposals require individual, special consideration. The Proxy Committee will determine how proxies related to each of these proposals will be voted. The Proxy Committee shall determine to vote against any such proposal which would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

      1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.

      2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

      3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

      4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.

      5. Proxies of Investment Company Shares. Proposals on issues other than those specified above under III (A), e.g., election of directors, selection of accountants.

      6. Shareholder Proposals. Shareholder proposals that are not covered by III (A) above will be reviewed individually.

      7. Executive/Director Compensation. Except as provided in III (A), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

      8. Pre-Emptive Rights. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

   If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

IV. VOTING PROCEDURES

   The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to effect the purposes of this Policy and Procedures.

  . CMA shall use Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS shall provide proxy analysis and record keeping services.

  . On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in an account advised by CMA. Information on equity holdings for the international portfolio shall be sent weekly.

  . ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be noted and resolved by ISS.

  . Whenever a vote is solicited, ISS shall send CMA a request to vote over a secure website. CMA personnel shall check this website daily. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section III. CMA shall promptly provide ISS with any amendments or modifications to the Guidelines. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

  . ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

  . Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of a client requires another vote or the proposal is a matter on which the Proxy Committee has discretion under Section III.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or "Socially Responsible " clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or "Socially Responsible " clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented

                        EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                        VOTE THIS PROXY CARD TODAY!

                        THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

                        YOU CAN VOTE YOUR PROXIES OVER THE INTERNET, BY TELEPHONE OR BY FAX - IT'S EASY AND CONFIDENTIAL.

                        INTERNET, TELEPHONE AND FAX VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

                        IF YOU ARE VOTING BY INTERNET, TELEPHONE OR FAX, YOU SHOULD NOT MAIL YOUR PROXY CARD.

                        VOTE BY INTERNET:

                          - READ THE PROXY STATEMENT AND HAVE YOUR PROXY CARD
                            AVAILABLE.

                          - GO TO HTTPS:[_____________________]AND FOLLOW THE
                            ON SCREEN DIRECTIONS.

                        VOTE BY TELEPHONE:

                          - READ THE PROXY STATEMENT AND HAVE YOUR PROXY CARD
                            AVAILABLE.

                          - WHEN YOU ARE READY TO VOTE, CALL TOLL FREE
                            [___________________].

                          - FOLLOW THE RECORDED INSTRUCTIONS PROVIDED TO CAST
                            YOUR VOTE.

                        VOTE BY FAX:

                          - FAX YOUR EXECUTED PROXY TO US TOLL FREE AT
                            [___________________] ANYTIME.

                        IF YOU HAVE ANY QUESTIONS OR CONCERNS, PLEASE CALL 1-866-270-3134 FROM 9:00 A.M. TO 11:00 P.M. EDT MONDAY
                        THROUGH FRIDAY, AND SATURDAYS FROM 12:00 TO 6:00 P.M.

                        YOU MAY RECEIVE ADDITIONAL PROXIES FOR OTHER ACCOUNTS. THESE ARE NOT DUPLICATES; YOU SHOULD SIGN AND RETURN EACH PROXY IN ORDER FOR YOUR VOTES TO BE COUNTED.

                  Please detach at perforation before mailing.

BANC OF AMERICAL CAPITAL MANAGEMENT                                        PROXY

                               NATIONS FUNDS TRUST
                          NATIONS STRATEGIC INCOME FUND
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 9, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of __________, ____________, ____________ and
_________________ as proxies of the signers, with full power of substitution, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on September 9, 2005 and at any adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before the meeting.

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in order for your votes to be counted.

                        VOTE VIA THE INTERNET: [________________________]
                        VOTE VIA THE TELEPHONE: [______________]

                        ------------------------------
                        999 9999 9999 999
                        ------------------------------

                        NOTE: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        ------------------------------
                        Shareholder sign here

                        ------------------------------
                        Co-owner sign here

                        ------------------------------
                        Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSALS LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

                                                       FOR    AGAINST  ABSTAIN

1.   Proposal to approve an Agreement and Plan of      [ ]    [ ]      [ ]
     Reorganization with respect to the merger of Nations Strategic Income Fund and Columbia
     Strategic Income Fund.

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS BELOW. [ ]

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PART C. OTHER INFORMATION

Item 15. Indemnification

Incorporated by reference to Item 25 of Post-Effective Amendment No. 75 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement") under the Securities Act of 1933 and the Investment Company Act of 1940 (File No. 002-41251).

Item 16. Exhibits

        (1)(a) Amendment No. 3 to the Agreement and Declaration of Trust dated November 15, 1991, incorporated by reference to Post-Effective Amendment No. 42, filed with the Commission via EDGAR on April 22, 1997, and made a part of this Registration Statement.

        (1)(b) Amendment No. 4 to the Agreement and Declaration of Trust dated April 1, 1999, incorporated by reference to Post-Effective Amendment No. 55 filed with the Commission via EDGAR on April 30, 1999, and made a part of this Registration Statement.

        (1)(c) Amendment No. 5 to the Agreement and Declaration of Trust dated September 13, 2003, incorporated by reference to Post-Effective Amendment No. 73 filed with the Commission via EDGAR on or about September 26, 2003, and made a part of this Registration Statement.

        (2) By-Laws of Registrant dated August 20, 2004, incorporated by reference to Post-Effective Amendment No. 75 filed with the Commission via EDGAR on or about September 28, 2004, and made a part of this Registration Statement.

        (3)     Not Applicable

        (4) Agreement and Plan of Reorganization between Nations Funds Trust, on behalf of its Nations Strategic Income Fund series, and Columbia Funds Trust I, on behalf of its Columbia Strategic Income Fund series and Columbia Management Advisors, Inc. - Constitutes Appendix A to Part A hereof.

        (5)(a) Form of Specimen of Share Certificate - filed as Exhibit 4 in Part C, Item 24(b) of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Columbia Funds Trust IV(filed under former name Liberty Funds Trust IV) (File Nos. 2-62492 and 811-2865), filed with the Commission on or about March 21, 1997, and is hereby incorporated by reference and made a part of this Registration Statement.

        (5)(b)  (b) Article III, Section 4, Article V, Section 1, Article VIII,
                Section 4 and Article IX Sections 1 and 7 of the Declaration of Trust as amended and Sections 2.1, 2.3 and 2.5 of the By-Laws, each define the rights of shareholders.

        (6)(a) Management Agreement between Registrant and Columbia Management Advisors, Inc. dated November 1, 2003 - Incorporated by reference to Post-Effective Amendment No. 74 filed with the Commission via EDGAR on or about March 1, 2004, and made a part of this Registration Statement.

        (6)(b) Amendment, dated October 12, 2004, to the Investment Management Agreement between the Registrant and Columbia Management Advisors, Inc. - Incorporated by reference to Post-Effective Amendment No. 77 filed with the Commission via EDGAR on or about February 25, 2005, and made part of this Registration Statement.

        (7)(a) Distribution Agreement between the Registrant and Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.) - Filed as Exhibit (e)(1) in Part C, Item 24(b) of Post-Effective Amendment No. 131 to the Registration Statement on Form N-1A of

                Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about January 28, 2004, and is hereby incorporated by reference and made a part of this Registration Statement.

        (7)(b) Appendix 1 to the Distribution Agreement between the Registrant and Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.) - Filed as Exhibit (e)(2) in Part C,
                Item 24(b) of Post-Effective Amendment No. 131 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about January 28, 2004 and is hereby incorporated by reference and made a part of this Registration Statement.

        (7)(c) 12b-1 Plan Implementing Agreement between the Registrant and Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.) - Filed as Exhibit (k)(7) in Part C, Item 24(2) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-2 of Columbia Floating Rate Advantage Fund (File Nos. 333-51788 and 811-09709), filed with the Commission on or about December 17, 2003, and is hereby incorporated by reference and made a part of this Registration Statement.

        (7)(d) Appendix 1 to the 12b-1 Plan Implementing Agreement between the Registrant and Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.) - Filed as Exhibit (k)(8) in Part C, Item 24(2) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-2 of Columbia Floating Rate Advantage Fund (File Nos. 333-51788 and 811-09709), filed with the Commission on or about December 17, 2003, and is hereby incorporated by reference and made a part of this Registration Statement.

        (7)(e) Form of Selling Agreement with Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.) - Incorporated by reference to Post-Effective Amendment No. 49 filed with the Commission via EDGAR on November 20, 1998, and made a part of this Registration Statement.

        (7)(f) Form of Asset Retention Agreement - Filed as Exhibit 6(d) in Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Columbia Funds Trust VI (filed under former name Liberty Funds Trust VI) (File Nos. 33-45117 and 811-6529), filed with the Commission on or about September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement.

        (8)     Not Applicable

        (9)(a) Custodian Contract between Registrant and State Street Bank and Trust Company dated October 10, 2001 - Filed as Exhibit (g) in Part C, Item 23(b) of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Columbia Funds Trust II (filed under former name Liberty Funds Trust II) (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement.

        (9)(b) Appendix A to the Custodian Contract between Registrant and State Street Bank and Trust Company - Filed as Exhibit (j)(2) in Part C, Item 24(2) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-2 of Columbia Floating Rate Fund (File Nos. 333-51466 and 811-08953), filed with the Commission on or about December 17, 2003, and is hereby incorporated by reference and made a part of this Registration Statement.

        (10)(a) Rule 12b-1 Plan dated July 1, 2001 as amended and restated on May 11, 2004 - Filed as Exhibit (m)(1) in Part C, Item 23(b) of Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of Columbia Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about July 27, 2004, and is hereby incorporated by reference and made a part of this Registration Statement.

        (10)(b) Appendix 1 to Rule 12b-1 Distribution Plan dated May 11, 2004 - Filed as Exhibit (m)(2) in Part C, Item 23(b) of Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of Columbia Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about July 27, 2004, and is hereby incorporated by reference and made a part of this Registration Statement.

        (10)(c) Rule 18f-3(d) Plan under the Investment Company Act of 1940 effective April 22, 1996, and amended and restated on December 12, 2001, July 26, 2002, November 1, 2002, November 1, 2003 and
                February 17, 2004 - Filed as Exhibit (n) in Part C, Item 23(b) of Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference and made a part of this Registration Statement.

        (11)(a) Form of opinion of Ropes & Gray LLP - Filed herewith.

        (11)(b) Consent of Ropes & Gray LLP - Filed herewith.

        (12) Opinion of Ropes & Gray LLP as to tax matters - To be filed by Post-Effective Amendment.

        (13)(a) Amended and Restated Shareholders' Servicing and Transfer Agent Agreement dated November 1, 2003 - Filed as Exhibit (h)(1) in Part C, Item 23(b) of Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference and made a part of this Registration Statement.

        (13)(b) Schedule A of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement dated November 1, 2003 - Filed as Exhibit (h)(2) in Part C, Item 23(b) of Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference and made a part of this Registration Statement.

        (13)(c) Appendix I to the Amended and Restated Shareholders' Servicing and Transfer Agent Agreement between the Registrant and Columbia Management Advisors, Inc. dated November 1, 2003 - Filed as Exhibit (h)(3) in Part C, Item 23 of Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference and made a part of this Registration Statement.

        (13)(d) Pricing and Bookkeeping Agreement dated November 1, 2003 - Filed as Exhibit (h)(4) in Part C, Item 23(b) of Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference and made a part of this Registration Statement.

        (13)(e) Schedule A of Pricing and Bookkeeping Agreement between the Registrant and Columbia Management Advisors, Inc. dated November 1, 2003 - Filed as Exhibit (h)(5) in Part C, Item 23 of Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference and made a part of this Registration Statement.

        (13)(f) Appendix I of Pricing and Bookkeeping Agreement dated November 1, 2003 - Filed as Exhibit (h)(6) in Part C, Item 23(b) of Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference and made a part of this Registration Statement.

        (13)(g) Administrative Services Plan adopted by Registrant on February 10, 2004 - Filed as Exhibit (h)(8) in Part C, Item 23(b) of Post-Effective Amendment No. 132 to the Registration on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference and made a part of this Registration Statement.

        (13)(h) Credit Facility with State Street Bank and Trust Company dated July 23, 2004 - Filed as exhibit (h)(7) in Part C, Item 23 of Post-Effective Amendment No. 135 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about August 27, 2004, and is hereby incorporated by reference and made part of this Registration Statement.

        (14) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm - Filed herewith.

        (15)    Not Applicable.

        (16)    Powers of attorney - Filed herewith.

        (17)    Not Applicable

Item 17. Undertakings

        (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

        (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered herein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                               ******************

                                     NOTICE

A copy of the Agreement and Declaration of Trust, as amended, of Columbia Funds Trust I (the "Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Boston and The Commonwealth of Massachusetts on this 10th. day of June 2005.

                             COLUMBIA FUNDS TRUST I

                           /s/ Christopher L. Wilson

                      By: Christopher L. Wilson, President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signed:                            Title:                         Date:
-------------------------------  -------------------------------  --------------
/S/ Christopher L. Wilson
-------------------------------  President (Chief                 June 10, 2005
Christopher L. Wilson            Executive Officer)


/S/ J. Kevin Connaughton         Treasurer (Principal Financial   June 10, 2005
-------------------------------   Officer)
J. Kevin Connaughton

/S/ Michael G. Clarke            Chief Accounting Officer         June 10, 2005
-------------------------------  (Principal Accounting Officer)
Michael G. Clarke

/S/ Douglas A. Hacker            Trustee                         June 10, 2005
-------------------------------
Douglas A. Hacker

/S/ Janet Langford Kelly         Trustee                         June 10, 2005
-------------------------------
Janet Langford Kelly

/S/ Richard W. Lowry             Trustee                         June 10, 2005
-------------------------------
Richard W. Lowry

/S/ William S. Mayer             Trustee                         June 10, 2005
-------------------------------
William S. Mayer

/S/ Dr. Charles R. Nelson        Trustee                         June 10, 2005
-------------------------------
Dr. Charles R. Nelson

/S/ John J. Neuhauser            Trustee                         June 10, 2005
-------------------------------
John J. Neuhauser

/S/ Patrick J. Simpson           Trustee                         June 10, 2005
-------------------------------
Patrick J. Simpson

/S/ Thomas E. Stitzel            Trustee                         June 10, 2005
-------------------------------
Thomas E. Stitzel

/S/ Thomas C. Theobald Trustee                                   June 10, 2005
-------------------------------
Thomas C. Theobald

/S/ Anne Lee Verville            Trustee                         June 10, 2005
-------------------------------
Anne Lee Verville

/S/ Richard L. Woolworth         Trustee                         June 10, 2005
-------------------------------
Richard L. Woolworth

                                  /s/ Vincent P. Pietropaolo
                                  -------------------------------------
                                  By: Vincent P. Pietropaolo
                                      As Attorney-in-Fact
                                      June 10, 2005

                                  Exhibit Index

        (11)(a) Form of opinion of Ropes & Gray LLP.

        (11)(b) Consent of Ropes & Gray LLP.

        (14) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

        (16)    Powers of attorney.